AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2011

Registration Nos. 333-17217 and 811-07953

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 79	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 82	☒

(Check appropriate box or boxes)

EQ ADVISORS TRUST

(formerly 787 Trust)

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

Patricia Louie, Esq.

Senior Vice President and

Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Clifford J. Alexander, Esq.

Mark C. Amorosi, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

Title of Securities Being Registered: Class IA and Class IB Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on (May 1, 2011) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A –	Master Prospectus of EQ Advisors Trust, Prospectus of All Asset Allocation Portfolio, Prospectus of EQ/Franklin Templeton Allocation Portfolio, Prospectus of EQ/International ETF Portfolio, Prospectus of Strategic Allocation Portfolios, and Prospectus of AXA Tactical Manager Portfolios.

Part B –	Statement of Additional Information for each Portfolio of EQ Advisors Trust except the Strategic Allocation Portfolios and the AXA Tactical Manager Portfolios, Statement of Additional Information for the Strategic Allocation Portfolios, and Statement of Additional Information for the AXA Tactical Manager Portfolios.

Part C –	Other Information

Signature Page

Exhibits

EQ Advisors TrustSM

Prospectus dated May 1, 2011

This Prospectus describes forty-six (46) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/AllianceBernstein Small Cap Growth

EQ/AXA Franklin Small Cap Value Core

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Calvert Socially Responsible

EQ/Capital Guardian Growth**

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/Franklin Core Balanced

EQ/GAMCO Mergers and Acquisitions

EQ/GAMCO Small Company Value

EQ/Global Multi-Sector Equity

EQ/International Core PLUS

EQ/International Equity Index

EQ/International Value PLUS

EQ/JPMorgan Value Opportunities

EQ/Large Cap Core PLUS

EQ/Large Cap Growth Index

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Large Cap Value PLUS

EQ/Lord Abbett Growth and Income**

EQ/Lord Abbett Large Cap Core

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Montag & Caldwell Growth

EQ/Morgan Stanley Mid Cap Growth

EQ/Mutual Large Cap Equity

EQ/Oppenheimer Global

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/Templeton Global Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Wells Fargo Omega Growth

Fixed Income Portfolios

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond Index

EQ/Money Market

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
**	Subject to shareholder approval, we anticipate that the EQ/Capital Guardian Growth Portfolio and the EQ/Lord Abbett Growth and Income Portfolio (“replaced portfolios”) will be merged into the EQ/EQ/Large Cap Growth PLUS Portfolio and the EQ/EQ/Large Cap Value Index Portfolio, respectively, on or about May 20, 2011. After the mergers, the replaced portfolios will no longer be available.”

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

IA/IB Master

(117620)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio – Class IA and Class IB Shares

Investment Objective: The Portfolio seeks to achieve total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.25%	0.25%
Total Annual Portfolio Operating Expenses†	1.00%	1.25%
Fee Waiver and/or Expense Reimbursement††	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement†	0.95%	1.20%
†	Based on estimated amounts for the current fiscal year.
††	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$97	$313
Class IB Shares	$122	$392

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. This strategy is commonly referred to as an indexing strategy. As of December 31, 2010, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $1.3 billion to $368.7 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $460 million to $9.2 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000 Index, from $24.2 million to $5.2 billion; and in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $1.5 billion to $203.5 billion. The Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Citi World Government Bond (“WGB”) Index, the Barclays Capital Intermediate U.S. Government Bond Index and in other securities and instruments, such as derivatives, that provide exposure to these indices. The Portfolio will invest in these

EQ Advisors Trust	About the investment portfolios	3

securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of this index. The Citi WGB Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. The Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 60% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may deviate from 0% to 70% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may deviate from 30% to 100% of the Portfolio’s net assets depending on volatility. When the Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to minimize its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments. Although the Dynamic Asset Allocation strategy is intended to moderate the Portfolio’s volatility and thereby reduce the overall risk of investing in the Portfolio, it may result in periods of underperformance relative to traditional fixed-allocation balanced funds, including periods during which the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.

In implementing the Dynamic Asset Allocation strategy, the Adviser may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Adviser will choose in each case based on considerations of cost and efficiency of access. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Adviser may choose to gain this alternative exposure directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”), the Portfolio’s investment manager.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio

4	About the investment portfolios	EQ Advisors Trust

will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, and credit risk and may involve the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange-Traded Funds Risk: When a portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the portfolio. A portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are

EQ Advisors Trust	About the investment portfolios	5

somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on February 18, 2011. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Adviser”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Seth J. Masters	Co-Chief Investment Officer and Portfolio Manager	February 2011
Daniel J. Loewy	Co-Chief Investment Officer and Portfolio Manager	February 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring investment company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

EQ/AllianceBernstein Small Cap Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Small Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.86%	1.11%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$88	$274	$477	$1,061
Class IB Shares	$113	$353	$612	$1,352

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies. Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase (market capitalization range of approximately $24.2 million to $9.7 billion as of December 31, 2010).

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio generally engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

EQ Advisors Trust	About the investment portfolios	7

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
20.95% (2009 2nd Quarter)	–28.78% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Small Cap Growth Portfolio – Class IA Shares	33.56%	5.20%	3.53%
EQ/AllianceBernstein Small Cap Growth Portfolio – Class IB Shares	33.25%	4.93%	3.27%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the Manager).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Kumar Kirpalani	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Wen-TseTseng	Vice President and Portfolio Analyst/Manager of AllianceBernstein	May 2006
Joshua Lisser	Senior Vice President/Chief Investment officer, Index Strategies	December 2008

8	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	9

EQ/AXA Franklin Small Cap Value Core Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AXA Franklin Small Cap Value Core Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.94%	1.19%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$96	$300	$520	$1,155
Class IB Shares	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. For this Portfolio small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies.

The Active Allocated Portion generally invests in equity securities such as commons stocks that the Adviser to the Active Allocated Portion believes are currently undervalued and have potential for capital appreciation. The Adviser to the Active Allocated Portion believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000 Index (“Russell 2000”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price

10	About the investment portfolios	EQ Advisors Trust

sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.14% (2009 2nd Quarter)	–28.63% (2008 4th Quarter)

EQ Advisors Trust	About the investment portfolios	11

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/AXA Franklin Small Cap Value Core Portfolio – Class IA Shares	24.57%	1.44%
EQ/AXA Franklin Small Cap Value Core Portfolio – Class IB Shares	24.35%	1.23%
Russell 2500 Value Index	24.82%	2.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
William J. Lippman	President of Franklin Advisory	September 2006
Bruce C. Baughman, CPA	Senior Vice President of Franklin Advisory	September 2006
Margaret McGee	Vice President of Franklin Advisory	September 2006
Y. Dogan Sahin	Portfolio Manager/ Research Analyst Franklin Advisory	August 2007
Donald G. Taylor, C.P.A	Senior Vice President of Franklin Advisory	September 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager:

The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial

12	About the investment portfolios	EQ Advisors Trust

adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	13

EQ/BlackRock Basic Value Equity Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/BlackRock Basic Value Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$72	$224	$390	$871
Class IB Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Adviser places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. The Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.

The Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

•	investment expectations are generally high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

The Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Portfolio determines that the issuer no longer meets the criteria the Adviser has established for the purchase of such securities or if the Adviser thinks there is a more attractive investment opportunity in the same category. The Portfolio also may invest up to 25% of its total assets in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an

14	About the investment portfolios	EQ Advisors Trust

“affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.08% (2003 2nd Quarter)	–20.46% (2002 3rd Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/BlackRock Basic Value Equity Portfolio – Class IA Shares	12.60%	2.83%	4.29%
EQ/BlackRock Basic Value Equity Portfolio – Class IB Shares	12.28%	2.58%	4.08%
Russell 1000 Value Index	15.51%	1.28%	3.26%

EQ Advisors Trust	About the investment portfolios	15

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: BlackRock Investment Management, LLC. (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Rendino	Managing Director and Portfolio Manager of BlackRock	December 2001
Kurt Schansinger	Managing Director and Portfolio Manager of BlackRock	January 2009
Carrie King	Director of BlackRock	May 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

16	About the investment portfolios	EQ Advisors Trust

EQ/Boston Advisors Equity Income Portfolio – Class IA and IB Shares

Investment Objective: Seeks a combination of growth and income to achieve an above-average and consistent total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Boston Advisers Equity Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Fee Waiver and/or Expense Reimbursement+	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$82	$273	$480	$1,077
Class IB Shares	$107	$351	$615	$1,367

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies currently are treated as those companies with market capitalizations in excess of $10 billion at the time of investment.

The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Adviser believes provide opportunities for capital growth and income. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of issuers located in developed and developing economies.

The Adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income. In choosing investments, the Adviser utilizes a quantitative process to identify and evaluate companies for potential investment. Generally, at least 80% of the Portfolio’s stocks (measured by net assets) will pay a dividend. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

EQ Advisors Trust	About the investment portfolios	17

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.82% (2003 4th Quarter)	–18.63% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (December 13, 2004), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Boston Advisors Equity Income Portfolio – Class IA Shares	16.00%	1.22%	2.55%
EQ/Boston Advisors Equity Income Portfolio – Class IB Shares	15.65%	1.00%	2.40%
Russell 1000 Value Index	15.51%	1.28%	3.26%

18	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable“ or the “Manager”).

Adviser: Boston Advisors, LLC. (“Boston Advisors”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael J. Vogelzang, CFA	President and Chief Investment Officer of Boston Advisors	November 1999
Douglas A. Riley, CFA	Senior Vice President and Portfolio Manager of Boston Advisors	April 2005
Lisa Sebasta, CFA	Senior Vice President and Portfolio Manager of Boston Advisors	May 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	19

EQ/Calvert Socially Responsible Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Calvert Socially Responsible Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.85%	1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$271	$471	$1,049
Class IB Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in large-cap companies, which are defined as those whose market capitalization falls within the range of the S&P 500 Index that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. The practical application of this strategy involves the Advisers, Calvert Investment Management, Inc. (“Calvert”) and Bridgeway Capital Management, Inc. (“Bridgeway”), using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company’s performance on a variety of social issues is performed. Calvert’s in-house Sustainability Research Department conducts the analysis of each company’s societal impact. Financial analysis and security selection is done by Bridgeway.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility.

Investment Criteria: Bridgeway’s stock selection is based on proprietary quantitative models utilizing a pre-screened universe of approved equities from Calvert. Bridgeway uses various multi-variable quantitative models for the equity selection process. These models approach opportunities from different directions and include growth, growth at a reasonable price, value and momentum models. Bridgeway uses multiple models to seek to offset any biases that one model may provide and such models are based on publicly available financial information. Stock selection is a bottom-up approach based on the statistical models. Bridgeway also uses top-down techniques to seek to manage risk, including maintaining appropriate sector balance and concentration, managing the Portfolio’s exposure to individual companies and minimizing exposure to non-quantifiable risk (such as from litigation). The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 25% of its total assets in foreign securities.

Sustainable and Socially Responsible Investment Criteria: The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples’ rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Calvert has developed sustainable and socially responsible investment criteria for the Portfolio, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All sustainable and socially responsible criteria may be changed by Calvert’s Board of Directors without shareholder approval.

20	About the investment portfolios	EQ Advisors Trust

The Portfolio seeks to invest in companies that:

•

Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•

Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•

Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolio seeks to avoid investing in companies that:

•

Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•

Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•

Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•

Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies

EQ Advisors Trust	About the investment portfolios	21

also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.47% (2001 4th Quarter)	–25.45% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Calvert Socially Responsible Portfolio – Class IA Shares	12.73%	–0.74%	–1.29%
EQ/Calvert Socially Responsible Portfolio – Class IB Shares	12.40%	–0.98%	–1.49%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Advisers: Calvert Investment Management, Inc. and Bridgeway Capital Management, Inc. (“Bridgeway”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
John Montgomery	President of Bridgeway	June 2005

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

22	About the investment portfolios	EQ Advisors Trust

EQ/Capital Guardian Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Guardian Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.78%	1.03%
Fee Waiver and Expense Reimbursement+	–0.08%	–0.08%
Total Annual Portfolio Operating Expense After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$72	$241	$425	$959
Class IB Shares	$97	$320	$561	$1,252

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (“ADRs”) and other U.S.-registered foreign securities. The Portfolio also may invest in foreign securities traded in foreign markets. The Portfolio normally is invested primarily in common stocks or other equity securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

The Adviser seeks to invest primarily in securities that at the time of purchase exhibit one or more “growth” characteristics. The “growth” characteristics include securities which exhibit a favorable rate of growth in at least one of the following categories: earnings, unit sales, revenue or cash flow. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between

EQ Advisors Trust	About the investment portfolios	23

U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.15% (2009 2nd Quarter)	–26.21% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Capital Guardian Growth Portfolio – Class IA Shares	13.29%	0.61%	–2.26%
EQ/Capital Guardian Growth Portfolio – Class IB Shares	12.92%	0.35%	–2.47%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

24	About the investment portfolios	EQ Advisors Trust

Adviser: Capital Guardian Trust Company (“Capital Guardian”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan J. Wilson	Director and Senior Vice President of Capital Guardian	May 2006
Todd S. James	Director and Senior Vice President of Capital Guardian	November 2006
Eric H. Stern	Director and Senior Vice President of Capital Guardian	May 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	25

EQ/Capital Guardian Research Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Guardian Research Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.64%	0.64%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.77%	1.02%
Fee Waiver and/or Expense Reimbursement+	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.97%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$241	$423	$949
Class IB Shares	$99	$320	$558	$1,243

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 Index (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and

26	About the investment portfolios	EQ Advisors Trust

subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
16.94% (2009 3rd Quarter)	–23.38% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Capital Guardian Research Portfolio – Class IA Shares	16.07%	1.15%	1.99%
EQ/Capital Guardian Research Portfolio – Class IB Shares	15.86%	0.92%	1.80%
S&P 500 Index	15.06%	2.29%	1.41%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Capital Guardian Trust Company (“Capital Guardian”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Irfan Furniturwala	Vice President of Capital International Research, Inc. an affiliate of Capital Guardian	January 2009
Cheryl E. Frank	Vice President of Capital International Research, Inc. an affiliate of Capital Guardian	January 2009

EQ Advisors Trust	About the investment portfolios	27

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible financial investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

28	About the investment portfolios	EQ Advisors Trust

EQ/Common Stock Index Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Common Stock Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.47%	0.72%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$48	$151	$263	$591
Class IB Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as

EQ Advisors Trust	About the investment portfolios	29

changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.08% (2003 2nd Quarter)	–25.39% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Common Stock Index Portfolio – Class IA Shares	16.14%	–0.62%	0.39%
EQ/Common Stock Index Portfolio – Class IB Shares	15.93%	–0.86%	0.14%
Russell 3000 Index	16.93%	2.74%	2.16%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The member of the team that is primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by

30	About the investment portfolios	EQ Advisors Trust

influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	31

EQ/Davis New York Venture Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Davis New York Venture Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.99%	1.24%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$101	$315	$547	$1,213
Class IB Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest in companies whose shares may be subject to controversy and in foreign securities, including depositary receipts. The Portfolio also may invest a significant portion of its assets in the financial services sector.

The Adviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Adviser based on its assessment of a company’s worth. In selecting investments, the Adviser searches for companies that demonstrate a majority or, in the Adviser’s opinion, an appropriate mix of the following characteristics:

•

First class management evidenced by a proven track record, significant alignment of interest in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;

•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital;

•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Portfolio also may invest in a company when it becomes the center of controversy due to adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated or other adverse events may threaten the company’s future.

The Adviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the Adviser based on its assessment of a company’s worth. The Adviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

32	About the investment portfolios	EQ Advisors Trust

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.49% (2009 2nd Quarter)	–23.88% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
EQ/Davis New York Venture Portfolio – Class IA Shares	11.96%	0.53%
EQ/Davis New York Venture Portfolio – Class IB Shares	11.68%	0.27%
S&P 500 Index	15.06%	1.32%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

EQ Advisors Trust	About the investment portfolios	33

Adviser: Davis Selected Advisors, L.P. (“Davis”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Christopher C. Davis	Chairman and Portfolio Manager of Davis	August 2006
Kenneth Charles Feinberg	Portfolio Manager of Davis	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financials intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

34	About the investment portfolios	EQ Advisors Trust

EQ/Equity 500 Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index (“S&P 500”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity 500 Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.37%	0.62%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$38	$119	$208	$468
Class IB Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. For purposes of the Portfolio, equity securities in the S&P 500 may include financial instruments that derive their value from such securities.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Port-folio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will seek to hold all 500 securities in the S&P 500 in the exact weight each repre-sents in that Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

EQ Advisors Trust	About the investment portfolios	35

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.77% (2009 2nd Quarter)	–22.04% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Equity 500 Index Portfolio – Class IA Shares	14.66%	1.99%	1.15%
EQ/Equity 500 Index Portfolio – Class IB Shares	14.39%	1.73%	0.89%
S&P 500 Index	15.06%	2.29%	1.41%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	March 1994

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

36	About the investment portfolios	EQ Advisors Trust

EQ/Equity Growth PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity Growth PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.77%	1.02%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$79	$246	$428	$954
Class IB Shares	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

Although it may favor companies in those industries that appear to offer higher potential for long-term growth, the Adviser to the Active Allocated Portion looks for “stable” growth and “opportunistic” growth stocks by utilizing a bottom-up stock selection process that uncovers securities that are believed to generate excess returns. The Adviser to the Active Allocated Portion’s bottom-up fundamental research process is applied to a growth stock universe of 500-600 securities which is comprised of securities in the Russell 1000® Growth Index (“Russell 1000 Growth”) universe with market capitalizations above $2 billion. The Adviser to the Active Allocated Portion may, when consistent with the Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing in-

EQ Advisors Trust	About the investment portfolios	37

vestments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

38	About the investment portfolios	EQ Advisors Trust

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.33% (2009 2nd Quarter)	–23.61% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Since Inception September 1, 2001
EQ/Equity Growth PLUS Portfolio – Class IA Shares	15.53%	2.06%	6.53%
EQ/Equity Growth PLUS Portfolio – Class IB Shares	15.32%	1.88%	6.33%
Russell 1000 Growth Index	16.71%	3.75%	2.89%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: BlackRock Capital Management, Inc. (“BlackRock Capital”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jeffrey R. Lindsey, CFA	Managing Director and Portfolio Manager of BlackRock, Inc. an affiliate of BlackRock Capital	September 2009
Edward Dowd	Managing Director and Portfolio Manager of BlackRock, Inc. an affiliate of BlackRock Capital	September 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The Members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

EQ Advisors Trust	About the investment portfolios	39

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

40	About the investment portfolios	EQ Advisors Trust

EQ/Franklin Core Balanced Portfolio – Class IA and IB Shares

Investment Objective: Seeks to maximize income while maintaining prospects for capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Core Balanced Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.84%	1.09%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$86	$268	$466	$1,037
Class IB Shares	$111	$347	$601	$1,329

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. Debt securities include bonds, notes and debentures. Equity securities include common stocks, preferred stocks and convertible securities. The Active Allocated Portion may shift its investments from one asset class to another based on the Adviser’s analysis of the best opportunity for the Portfolio in a given market.

The Active Allocated Portion seeks income by selecting investments such as corporate, foreign and U.S. treasury bonds, as well as stocks with attractive dividend yields. In searching for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, health care, and telecommunications.

The Active Allocated Portion may invest up to 100% of its total assets in debt securities that are rated below investment grade, but it is not expected that the Active Allocated Portion will invest more than 50% of its total assets in these securities. Securities below investment grade include those securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, securities deemed by the Adviser to be of comparable quality. Such securities are often referred to as “junk bonds.”

The Active Allocated Portion also may invest in investment grade fixed income securities, asset- and mortgage-backed securities and, to a limited extent, loan participations and U.S. Government securities. The Active Allocated Portion also may invest up to 25% of its assets in foreign securities, including emerging markets securities.

In choosing investments, the Adviser to the Active Allocated Portion searches for undervalued or out-of-favor securities it believes offer current opportunities for income and significant growth in the future. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer attractive investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) with minimal tracking error, and a second component which seeks to invest in securities comprising the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”). Each such strategy is commonly referred to as an indexing strategy. Generally, the S&P 500 portion of the Index Allocated Portion uses a full replication technique, and the Intermediate Government/Credit Index portion of the Index Allocated Portion utilizes a sampling approach. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

EQ Advisors Trust	About the investment portfolios	41

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The portfolio also may use financial instruments such as futures and options to manage duration.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers

42	About the investment portfolios	EQ Advisors Trust

underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds and Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Class Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective February 15, 2011, the Portfolio changed its secondary benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed this benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.03% (2009 2nd Quarter)	–16.14% (2008 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	43

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/Franklin Core Balanced Portfolio – Class IA Shares	11.55%	1.62%
EQ/Franklin Core Balanced Portfolio – Class IB Shares	11.27%	1.35%
S&P 500 Index	15.06%	1.03%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.93%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: Franklin Advisers, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Charles B. Johnson	Chairman and Director of Franklin Resources, Inc.	August 2006
Edward D. Perks	Senior Vice President of Franklin Global Advisers	August 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The Index Allocated Portion of the Portfolio tracking the S&P 500 Index is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio tracking the Barclays Intermediate U.S. Government Credit Index are:

Name	Title	Date Began Managing the Portfolio
Lee Sterne	Portfolio Manager of BlackRock	June 2010
Scott Radell	Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

44	About the investment portfolios	EQ Advisors Trust

EQ/GAMCO Mergers and Acquisitions Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Mergers and Acquisitions Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.05%	1.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$334	$579	$1,283
Class IB Shares	$132	$412	$713	$1,568

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 326% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of companies that the Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Portfolio the possibility of generous returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Portfolio may invest in companies of any size and from time to time may invest in companies with small, mid and large market capitalizations. The Portfolio generally invests in securities of U.S. companies, but also may invest up to 20% of its assets in foreign securities, including those in emerging markets.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks and warrants. It is expected that the Portfolio will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Portfolio may have a portfolio turnover rate of 150% or more.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Portfolio’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the

EQ Advisors Trust	About the investment portfolios	45

transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Portfolio, thereby increasing its brokerage and other transaction expenses. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

46	About the investment portfolios	EQ Advisors Trust

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.57% (2009 2nd Quarter)	–9.40% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (June 8, 2007), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Since Inception (May 1, 2003)
EQ/GAMCO Mergers and Acquisitions Portfolio – Class IA Shares	9.83%	5.21%	6.08%
EQ/GAMCO Mergers and Acquisitions Portfolio – Class IB Shares	9.59%	5.02%	5.96%
S&P 500 Index	15.06%	2.29%	6.32%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	May 2003

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	47

EQ/GAMCO Small Company Value Portfolio – Class IA and IB Shares

Investment Objective: Seeks to maximize capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Small Company Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.86%	1.11%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$88	$274	$477	$1,061
Class IB Shares	$113	$353	$612	$1,352

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as preferred stocks and warrants. This Portfolio also may invest in foreign securities.

The Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the Adviser utilizes a process of fundamental analysis that involves re-searching and evaluating individual companies for potential investment by the Portfolio. The Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Adviser may sell a security for a variety of rea-sons, such as because it becomes overvalued or shows deteriorating fundamentals.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

48	About the investment portfolios	EQ Advisors Trust

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
24.68% (2009 2nd Quarter)	–21.47% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (July 13, 2007), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/GAMCO Small Company Value Portfolio – Class IA Shares	32.94%	11.25%	10.93%
EQ/GAMCO Small Company Value Portfolio – Class IB Shares	32.64%	11.06%	10.84%
Russell 2000 Value Index	24.50%	3.52%	8.42%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of the Value Portfolios of GAMCO	June 1996

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

EQ Advisors Trust	About the investment portfolios	49

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

50	About the investment portfolios	EQ Advisors Trust

EQ/Global Multi-Sector Equity Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Multi-Sector Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.92%	1.17%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$94	$293	$509	$1,131
Class IB Shares	$119	$372	$644	$1,420

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, depositary receipts, and other equity securities, and financial instruments that derive their value from such securities. The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests in equity securities of foreign companies, including emerging market equity securities. The Portfolio also may invest in equity securities of issuers located in North America and other developed countries.

For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•	alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Adviser to the Active Allocated Portion’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser to the Active Allocated Portion focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder value-oriented management. The Active Allocated Portion generally invests only in emerging market countries whose currencies are freely convertible into United States dollars. The Active Allocated Portion may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Index Allocated Portion of the Portfolio is comprised of three strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”), the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), and the “MSCI EM”, respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner:

EQ Advisors Trust	About the investment portfolios	51

30-50% in each of the S&P 500 and MSCI EAFE and 10-30% in the MSCI EM. Each such strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a

52	About the investment portfolios	EQ Advisors Trust

representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
28.60% (2001 4th Quarter)	–30.61% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Global Multi-Sector Equity Portfolio – Class IA Shares	11.60%	7.03%	12.45%
EQ/Global Multi-Sector Equity Portfolio – Class IB Shares	11.34%	6.78%	12.24%
MSCI All Country World Index	12.67%	3.44%	3.20%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: Morgan Stanley Investment Management Inc. (“MSIM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Ruchir Sharma	Managing Director of MSIM	August 2001
James Cheng	Managing Director of MSIM	November 2006
Paul Psaila	Managing Director of MSIM	August 1997
Eric Carlson	Managing Director of MSIM	October 2006
Scott Piper	Executive Director of MSIM	May 2002
Ana Cristina Piedrahita	Executive Director of MSIM	October 2006

EQ Advisors Trust	About the investment portfolios	53

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

54	About the investment portfolios	EQ Advisors Trust

EQ/International Core PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Core PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$92	$287	$498	$1,108
Class IB Shares	$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Adviser to the Active Allocated Portion considers foreign companies to include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Active Allocated Portion may invest in companies of any size and generally diversifies its investments among a number of different foreign markets. The Active Allocated Portion also may invest in U.S. securities.

In choosing investments for the Active Allocated Portion, the Adviser utilizes a top-down sector-oriented approach. The Adviser seeks to invest in those companies whose earnings are growing at an above average rate that have strong business models and will benefit from long-term secular trends. The Adviser utilizes a bottom-up stock selection process rooted in fundamental research and looks for companies with superior business models. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfo-

EQ Advisors Trust	About the investment portfolios	55

lio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

56	About the investment portfolios	EQ Advisors Trust

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.00% (2009 2nd Quarter)	–25.28% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Core PLUS Portfolio – Class IA Shares	9.52%	2.56%	3.11%
EQ/International Core PLUS Portfolio – Class IB Shares	9.23%	2.29%	2.88%
MSCI EAFE Index	7.75%	2.46%	3.50%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

EQ Advisors Trust	About the investment portfolios	57

Adviser: Wentworth Hauser and Violich, Inc. (“Wentworth”) and Hirayama Investments, LLC (“Hirayama”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Richard K. Hirayama	Senior Vice President and Managing Director of Wentworth, Managing Member of Hirayama	May 2007

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios Trust, a separate registered investment company managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

58	About the investment portfolios	EQ Advisors Trust

EQ/International Equity Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses*	0.51%	0.76%
*	Restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$52	$164	$285	$640
Class IB Shares	$78	$243	$422	$942

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio intends to allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200 plus or minus 3%. The FTSE 100 Index is a market capitalization-weighted index representing the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The DJ EuroSTOXX 50 Index index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia.

The Portfolio’s investments will be selected by a stratified sampling construction process in which the Adviser selects a subset of the companies represented in each index based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields. This strategy is commonly referred to as an indexing strategy.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security

EQ Advisors Trust	About the investment portfolios	59

values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.05% (2009 2nd Quarter)	–26.12% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Equity Index Portfolio – Class IA Shares	5.46%	–1.63%	1.73%
EQ/International Equity Index Portfolio – Class IB Shares	5.24%	–1.87%	1.46%
MSCI EAFE Index	7.75%	2.46%	3.50%
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	4.11%	2.15%	3.85%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

60	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	61

EQ/International Value PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Value PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses*	0.17%	0.17%
Total Annual Portfolio Operating Expenses*	0.77%	1.02%
*	Restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$79	$246	$428	$954
Class IB Shares	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for income accompanied by growth of capital. The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase.

In choosing investments for the Active Allocated Portion, the Adviser utilizes a bottom up investment approach to analyze investment opportunities and in conjunction with a top down investment theme to look for what it believes to be truly undervalued companies.

As part of its investment process the Adviser to the Active Allocated Portion considers the following factors:

•	the selection of stocks with strong and sustainable market positions;

•	undervalued assets and franchise value;

•	secular trends which drive market expansion

•	an understanding of the country, its culture and stock market environment; and

•	on-the-ground regional research.

As part of its selection process, the Adviser to the Active Allocated Portion looks for companies that exhibit value characteristics which include low price/earnings multiples relative to other investment opportunities; an above average, long-term earnings expectation that is not reflected in the price. Under normal circumstances, the Active Allocated Portion invests in at least ten foreign markets to seek to ensure diversification.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a replication technique, although in

62	About the investment portfolios	EQ Advisors Trust

certain instances a sampling approach may be utilized. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the indexes without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends.

EQ Advisors Trust	About the investment portfolios	63

Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
26.15% (2009 2nd Quarter)	–20.57% (2002 3rd Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Value PLUS Portfolio – Class IA Shares	6.36%	2.01%	2.33%
EQ/International Value PLUS Portfolio – Class IB Shares	6.00%	1.74%	2.10%
MSCI EAFE Index	7.75%	2.46%	3.50%
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	4.11%	2.15%	3.85%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	February 2011
Alwi Chan	Vice President of AXA Equitable	February 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

64	About the investment portfolios	EQ Advisors Trust

Adviser: Northern Cross, LLC (“Northern Cross”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Howard Appleby	Principal and Portfolio Manager of Northern Cross	February 2011
Jean-Francois Ducrest	Principal and Portfolio Manager of Northern Cross	February 2011
James LaTorre	Principal and Portfolio Manager of Northern Cross	February 2011
Edward E. Wendell, Jr.	Principal and Portfolio Manager of Northern Cross	February 2011

Adviser: BlackRock Investment Management LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	February 2011
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	65

EQ/JPMorgan Value Opportunities Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Value Opportunities Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments,

66	About the investment portfolios	EQ Advisors Trust

central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: A Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.72% (2009 2nd Quarter)	–20.78% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/JP Morgan Value Opportunities Portfolio –Class IA Shares	12.57%	1.51%	1.83%
EQ/JP Morgan Value Opportunities Portfolio – Class IB Shares	12.38%	1.27%	1.62%
Russell 1000 Value Index	15.51%	1.28%	3.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: J.P. Morgan Investment Management, Inc. (“JP Morgan”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Gutmann	Vice President and Portfolio Manager of JP Morgan	December 2004
Kelly B. Miller CFA	Vice President and Portfolio Manager of JP Morgan	May 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable,

EQ Advisors Trust	About the investment portfolios	67

AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

68	About the investment portfolios	EQ Advisors Trust

EQ/Large Cap Core PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Core PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$76	$237	$411	$918
Class IB Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). Large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (“S&P 500”) (market capitalization range of approximately $1.3 billion - $368.7 billion as of December 31, 2010), S&P 100 Index (market capitalization range of approximately $7.8 billion - $368.7 billion as of December 31, 2010), Russell 1000 Index (market capitalization range of approximately $231.9 million - $368.7 billion as of December 31, 2010), Morningstar Large Core Index (market capitalization range of approximately $2.4 billion - $194.9 billion), NYSE 100 Index (market capitalization $22.4 billion - $368.7 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may invest up to 20% of its total assets in securities of foreign issuers, including those in developing markets. The Active Allocated Portion may also engage in active and frequent trading to achieve the Portfolio’s investment objective.

In choosing investments for the Active Allocated Portion, the Adviser seeks to find underpriced large-capitalization securities that have a clear catalyst for significant price appreciation within a definable time horizon. The Adviser utilizes a concentrated strategy that focuses on 25-30 stocks. The Adviser’s investment process is based on fundamental, bottom-up research that includes quantitative screening to identify candidates based on valuation and earnings stability and qualitative analysis to identify investment catalysts through extensive research. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a

EQ Advisors Trust	About the investment portfolios	69

portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

70	About the investment portfolios	EQ Advisors Trust

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.69% (2009 2nd Quarter)	–21.76% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Core PLUS Portfolio – Class IA Shares	14.56%	1.48%	0.50%
EQ/Large Cap Core PLUS Portfolio – Class IB Shares	14.27%	1.20%	0.26%
S&P 500 Index	15.06%	2.29%	1.41%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

EQ Advisors Trust	About the investment portfolios	71

Adviser: Institutional Capital LLC (“ICAP”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer of ICAP	May 2007
Thomas R. Wenzel	Senior Executive Vice President and Director of Research of ICAP	May 2008

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

72	About the investment portfolios	EQ Advisors Trust

EQ/Large Cap Growth Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.49%	0.74%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$50	$157	$274	$616
Class IB Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index (“Russell 1000 Growth”). This Portfolio’s investments in equity securities in the Russell 1000 Growth may include financial instruments that derive their value from such securities. The 1000 Russell Growth measures the performance of the large-cap growth segment of the U.S. equity universe. As of December 31, 2010, the market capitalization of companies in the Russell 1000 Growth ranged from $307.6 million to $368.7 billion.

The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the 1000 Growth Index in the exact weight each security represents in the Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

EQ Advisors Trust	About the investment portfolios	73

Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: The Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.98% (2009 2nd Quarter)	–19.76% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Growth Index Portfolio – Class IA Shares	16.74%	3.01%	–0.58%
EQ/Large Cap Growth Index Portfolio – Class IB Shares	16.36%	2.77%	–0.83%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

74	About the investment portfolios	EQ Advisors Trust

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	75

EQ/Large Cap Growth PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.3 billion - $368.7 billion as of December 31, 2010), Russell 1000 Index (market capitalization range of approximately $231.9 million - $368.7 billion as of December 31, 2010), S&P 100 Index (market capitalization range of approximately $7.8 billion - $368.7 billion as of December 31, 2010) Morningstar Large Core Index (market capitalization range of approximately $2.4 billion - $194.9 billion), NYSE 100 Index (market capitalization $22.4 billion - $368.7 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may also invest up to 25% of its total assets in securities of foreign issuers (which may include up to 15% of its total assets in emerging market countries at the time of purchase), which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency. The Active Allocated Portion also may engage in active and frequent trading to achieve the Portfolio’s investment objective.

In choosing investments, the Adviser utilizes a “focus” style, which concentrates the Active Allocated Portion’s investments in a core position of 20-30 companies selected for their growth potential. The Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, demographics, the regulatory environment and the global competitive landscape. Through this “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed. The Adviser then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. This is called “bottom-up” stock selection. The Adviser may sell, or reduce the holdings in, a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

76	About the investment portfolios	EQ Advisors Trust

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any

EQ Advisors Trust	About the investment portfolios	77

potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.89% (2001 4th Quarter)	–28.50% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Growth PLUS Portfolio – Class IA Shares	14.40%	3.75%	–1.75%
EQ/Large Cap Growth PLUS Portfolio – Class IB Shares	14.46%	3.50%	–2.00%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

78	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2007
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: Marsico Capital Management, LLC (“Marsico”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer of Marsico	May 2007
A. Douglas Rao	Portfolio Manager	May 2010
Coralie Witter, CFA	Portfolio Manager	May 2011

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	79

EQ/Large Cap Value Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$58	$183	$318	$714
Class IB Shares	$84	$262	$455	$1,014

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio’s investments in equity securities in the Russell 1000 Value Index may include financial instruments that derive their value from such securities. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2010, the market capitalization of companies in the Russell 1000 Value Index ranged from $231.9 million to $368.7 billion. The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value Index in the approximate weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

80	About the investment portfolios	EQ Advisors Trust

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.00% (2009 3rd Quarter)	–32.33% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (October 3, 2005)
EQ/Large Cap Value Index Portfolio – Class IA Shares	14.99%	–9.64%	–8.40%
EQ/Large Cap Value Index Portfolio – Class IB Shares	14.52%	–9.89%	–8.65%
Russell 1000 Value Index	15.51%	1.28%	1.48%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lynn Blake	Senior Managing Director of SSgA FM	December 2008
John Tucker	Managing Director of SSgA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

EQ Advisors Trust	About the investment portfolios	81

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

82	About the investment portfolios	EQ Advisors Trust

EQ/Large Cap Value PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.47%	0.47%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.66%	0.91%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$67	$211	$368	$822
Class IB Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.3 billion - $368.7 billion as of December 31, 2010), Russell 1000 Index (market capitalization range of approximately $231.9 million - $368.7 billion as of December 31, 2010), S&P 100 Index (market capitalization range of approximately $7.8 billion - $368.7 billion as of December 31, 2010) Morningstar Large Core Index (market capitalization range of approximately $2.4 billion - $194.9 billion), NYSE 100 Index (market capitalization $22.4 billion - $368.7 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio primarily invests in equity securities. The Active Allocated Portion of the Portfolio generally invests in large-cap companies, which are defined for purposes of this portion as companies with market capitalizations of $1 billion or more. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

In managing the Active Allocated Portion, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have: (1) low price to earnings ratio; (2) high yield,; (3) unrecognized assets; (4) the possibility of manager change; and (5) the prospect of improved profitability. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

EQ Advisors Trust	About the investment portfolios	83

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such

84	About the investment portfolios	EQ Advisors Trust

as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.58% (2009 3rd Quarter)	–24.24% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (May 18, 2001), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Value PLUS Portfolio – Class IA Shares	12.89%	–2.00%	2.29%
EQ/Large Cap Value PLUS Portfolio – Class IB Shares	12.76%	–2.28%	2.03%
Russell 1000 Value Index	15.51%	1.28%	3.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	December 2008
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul	Senior Vice President/ Chief Investment Officer – North AmericanValue Equities at AllianceBernstein	October 2009
David Yuen	Senior Vice President/ Co-CIO – Director of Research Value Equities at AllianceBernstein	May 2009
Gregory Powell	Senior Vice President/Director of Research U.S. Large Cap Value at AllianceBernstein	May 2011
Christopher W. Marx	Senior Portfolio Manager at AllianceBernstein	January 2010
John D. Phillips, Jr.	Senior Portfolio Manager at AllianceBernstein	January 2010

Portfolio Manager: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

EQ Advisors Trust	About the investment portfolios	85

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

86	About the investment portfolios	EQ Advisors Trust

EQ/Lord Abbett Growth and Income Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Lord Abbett Growth and Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Fee Waiver and/or Expense Reimbursement+	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$77	$250	$439	$985
Class IB Shares	$102	$329	$575	$1,278

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio primarily invests in the equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. For this Portfolio, a large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Index was $231.9 million to $368.7 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, warrants, and similar instruments.

The Portfolio may invest, without limit, in American Depositary Receipts and similar depositary receipts. The Portfolio limits its other investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

In selecting investments, the Adviser attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. The Adviser seeks to limit the Portfolio’s downside risk by investing in value stocks, which are stocks of companies that the Adviser believes are underpriced, and in large, seasoned companies, which tend to be less volatile than the stocks of smaller companies. The Adviser generally will sell a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or has reached the Adviser’s valuation target.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

EQ Advisors Trust	About the investment portfolios	87

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.23% (2009 2nd Quarter)	–19.93% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Lord Abbett Growth and Income Portfolio – Class IA Shares	17.79%	1.56%	2.69%
EQ/Lord Abbett Growth and Income Portfolio – Class IB Shares	17.46%	1.32%	2.44%
Russell 1000 Value Index	15.51%	1.28%	2.66%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)

Portfolio Managers: The member of the team who is primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Robert P. Fetch	Partner and Director of Lord Abbett	November 2010

88	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	89

EQ/Lord Abbett Large Cap Core Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation and growth of income with reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Lord Abbett Large Cap Core Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Fee Waiver and/or Expense Reimbursement+	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$77	$250	$439	$985
Class IB Shares	$102	$329	$575	$1,278

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Index was $231.9 million to $368.7 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, warrants, and similar instruments.

The Portfolio may invest, without limit, in American Depositary Receipts and similar depositary receipts. The Portfolio limits its investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

The Adviser invests in the full spectrum of large companies, including those with value or growth characteristics. In selecting investments, the Adviser uses a bottom-up investment research approach that combines both value and growth investment styles. The Adviser attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Adviser focuses on securities that are selling at reasonable prices in relation to its assessment of their potential value and on securities that it believes have expected earnings growth potential and consistency that may not be recognized by the market at large. The Adviser will normally sell a stock when it thinks that it no longer offers significant capital appreciation potential due to an elevated valuation or has reached the Adviser’s valuation target, its fundamentals are falling short of the Adviser’s expectations or it seems less likely to benefit from the current market and economic environment.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.57% (2009 3rd Quarter)	–19.80% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Lord Abbett Large Cap Core Portfolio – Class IA Shares	14.22%	4.51%	5.30%
EQ/Lord Abbett Large Cap Core Portfolio – Class IB Shares	13.92%	4.24%	5.04%
Russell 1000 Index	16.10%	2.59%	4.07%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel H. Frascarelli	Partner and Portfolio Manager of Lord Abbett	May 2006
Randy M. Reynolds	Portfolio Manager of Lord Abbett	July 2008

EQ Advisors Trust	About the investment portfolios	91

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

92	About the investment portfolios	EQ Advisors Trust

EQ/MFS International Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.99%	1.24%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$101	$315	$547	$1,213
Class IB Shares	$126	$393	$681	$1,500

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a relatively large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The Portfolio may invest in companies of any size.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other types of equity securities. These may include depositary receipts, preferred stocks and warrants. The Portfolio may engage in active and frequent trading in pursuing its principal investment strategies.

The Adviser uses a bottom-up approach to buy and sell investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earning quality, and other factors may also be considered. The Adviser may sell a security for a variety of reasons, such as to secure gains, to limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between

EQ Advisors Trust	About the investment portfolios	93

U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or their respective markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
23.32% (2009 2nd Quarter)	–27.47% (2002 3rd Quarter)

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For periods prior to the date Class IA Shares commenced operations (September 26, 2008), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/MFS International Growth Portfolio – Class IA Shares	15.28%	6.71%	2.28%
EQ/MFS International Growth Portfolio – Class IB Shares	14.96%	6.58%	2.22%
MSCI ACW ex U.S. Growth Index	14.45%	5.25%	4.39%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: MFS Investment Management (“MFS”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
David Antonelli	Vice Chairman and Portfolio Manager at MFS	January 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	95

EQ/Mid Cap Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.48%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$49	$154	$269	$604
Class IB Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. For purposes of this Portfolio, equity securities in the S&P MidCap 400 Index may include financial instruments that derive their value from such securities.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the approximate weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s

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valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
20.69% (2003 2nd Quarter)	–27.21% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Mid Cap Index Portfolio – Class IA Shares	26.09%	1.16%	2.95%
EQ/Mid Cap Index Portfolio – Class IB Shares	25.81%	0.92%	2.74%
S&P MidCap 400 Index	26.64%	5.73%	7.16%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lynn Blake	Senior Managing Director of SSgA FM	December 2008
John Tucker	Managing Director of SSgA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

EQ Advisors Trust	About the investment portfolios	97

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

98	About the investment portfolios	EQ Advisors Trust

EQ/Mid Cap Value PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Value PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.78%	1.03%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$80	$249	$433	$966
Class IB Shares	$105	$328	$569	$1,259

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, medium market capitalization companies means those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Russell Midcap Index (market capitalization range of approximately $231.9 million - $38.7 billion as of December 31, 2010), Morningstar Mid Core Index (market capitalization range of approximately $2.0 billion - $11.9 billion as of December 31, 2010), S&P MidCap 400 Index (market capitalization range of approximately $460 million - $9.2 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may also invest up to 20% of its total assets in securities of foreign issuers, including up to 10% of those in developing markets.

In choosing investments for the Active Allocated Portion, the Adviser seeks to add value through bottom-up fundamentally driven security selection, favoring those securities that appear to be undervalued in the marketplace. A security’s value is assessed primarily on the basis of its earning power, growth potential, balance sheet and competitive positioning. The Adviser focuses on those securities with a market capitalization typically greater than $500 million but less than $10 billion and with a valuation in the bottom third of the price-to-earnings ratio distribution. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Midcap Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as

EQ Advisors Trust	About the investment portfolios	99

futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.74% (2009 3rd Quarter)	–25.87% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Mid Cap Value PLUS Portfolio – Class IA Shares	22.45%	2.43%	5.88%
EQ/Mid Cap Value PLUS Portfolio – Class IB Shares	22.47%	2.16%	5.61%
Russell Midcap Value Index	24.75%	4.08%	8.07%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2007
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

EQ Advisors Trust	About the investment portfolios	101

Adviser: Wellington Management Company, LLP (“Wellington”)

Portfolio Managers: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
James N. Mordy	Senior Vice President and Equity Portfolio Manager of Wellington	May 2007

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

102	About the investment portfolios	EQ Advisors Trust

EQ/Montag & Caldwell Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Montag & Caldwell Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.89%	1.14%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$91	$284	$493	$1,096
Class IB Shares	$116	$362	$628	$1,386

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio may invest up to 20% of its total assets in foreign securities listed on a domestic or foreign securities exchange, including American Depositary Receipts or European Depositary Receipts.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth.

The Adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing. This means that the Portfolio generally invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. This approach is generally lower risk than a typical growth stock approach. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. Valuation is a key selection criterion. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.18% (2009 2nd Quarter)	–20.38% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (July 9, 2004), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Montag & Caldwell Growth Portfolio – Class IA Shares	8.61%	4.46%	0.73%
EQ/Montag & Caldwell Growth Portfolio – Class IB Shares	8.14%	4.19%	0.57%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Montag & Caldwell, LLC (“Montag & Caldwell”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Ronald E. Canakaris	Chairman and Chief Investment Officer of Montag & Caldwell	December 1998

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	105

EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Morgan Stanley Mid Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.83%	1.08%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$85	$265	$460	$1,025
Class IB Shares	$110	$343	$595	$1,317

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics) at the time of investment. The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap Growth Index. As of December 31, 2010, the market capitalization range of the Russell MidCap Growth Index was $307.6 million to $21.8 billion.

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value rela-

106	About the investment portfolios	EQ Advisors Trust

tive to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.65% (2009 2nd Quarter)	–26.81% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IA Shares	32.57%	8.18%	11.49%
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IB Shares	32.31%	7.93%	11.22%
Russell Midcap Growth Index	26.38%	4.88%	7.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Morgan Stanley Investment Management, Inc. (“MSIM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dennis Lynch	Managing Director of MSIM	April 2005
David Cohen	Managing Director of MSIM	April 2005
Sam Chainani	Managing Director of MSIM	April 2005
Alexander Norton	Executive Director of MSIM	July 2005
Jason Yeung	Executive Director of MSIM	September 2007
Armistead Nash	Executive Director of MSIM	September 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement

EQ Advisors Trust	About the investment portfolios	107

plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Mutual Large Cap Equity Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mutual Large Cap Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.92%	1.17%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$94	$293	$509	$1,131
Class IB Shares	$119	$372	$644	$1,420

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities). For this Portfolio, large-capitalization companies are companies with market capitalizations of $5 billion or more at the time of purchase. The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser to the Active Allocated Portion believes are undervalued. The Active Allocated Portion invests predominantly in large-cap companies, but it may invest up to 20% of its net assets in smaller companies as well.

The Active Allocated Portion may invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets and depositary receipts. In addition, the Active Allocated Portion may invest in derivatives and may use forward foreign currency exchange contracts to hedge against currency risks when the Adviser to the Active Allocated Portion believes it would be advantageous to the Active Allocated Portion to do so.

The Active Allocated Portion invests primarily in securities that the Adviser to the Active Allocated Portion believes are trading at a discount to their intrinsic value. To a lesser extent, the Active Allocated Portion also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Adviser to the Active Allocated Portion believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Active Allocated Portion generally purchases securities for investment purposes, the Adviser to the Active Allocated Portion also may seek to influence or control management, or invest in other companies that do so, when the Adviser to the Active Allocated Portion believes the Active Allocated Portion may benefit.

When engaging in an arbitrage strategy, the Active Allocated Portion typically buys one security while at the same time selling short another security. The Active Allocated Portion generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Active Allocated Portion’s investments in distressed companies typically involve investments of up to 10% of the Portfolio’s total assets in bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations

EQ Advisors Trust	About the investment portfolios	109

in the indebtedness) of such companies (sometimes referred to as “junk bonds”). The Active Allocated Portion generally makes such investments to achieve capital appreciation, rather than to seek income.

The Adviser to the Active Allocated Portion may keep a portion, which may be significant at times, of the Active Allocated Portion’s assets in cash or invested in high-quality short-term money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Active Allocated Portion’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. The Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities. The Active Allocated Portion may attempt, from time to time, to hedge (protect) against currency risks, largely by using forward currency exchange contracts and currency futures contracts (including currency index futures contracts) when in the Adviser’s opinion it would be advantageous for the Active Allocated Portion to do so.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 Index (“S&P 500”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financial stable companies.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates

110	About the investment portfolios	EQ Advisors Trust

between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Ba by Moody’s Investors Service, Inc. (“Moody’s”)) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

EQ Advisors Trust	About the investment portfolios	111

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.89% (2009 3rd Quarter)	–21.71% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/Mutual Large Cap Equity Portfolio – Class IA Shares	12.14%	–1.01%
EQ/Mutual Large Cap Equity Portfolio – Class IB Shares	11.88%	–1.26%
S&P 500 Index	15.06%	1.03%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: Franklin Mutual Advisers, LLC. (“Franklin Mutual”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter A. Langerman	Chairman, President and Chief Executive Officer of Franklin Mutual	September 2006
F. David Segal, CFA	Portfolio Manager of Franklin Mutual	September 2006
Deborah A. Turner, CFA	Portfolio Manager of Franklin Mutual	September 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly,

112	About the investment portfolios	EQ Advisors Trust

distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Oppenheimer Global Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Oppenheimer Global Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$350	$606	$1,340
Class IB Shares	$137	$428	$739	$1,624

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including developing or emerging markets. The Portfolio expects to emphasize its investments in developed markets such as the United States, countries in Western Europe and Japan. The Portfolio may invest in companies of any size, however, it expects to invest mainly in mid- and large-cap companies. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks and warrants.

The Portfolio is not required to allocate its investments in any set percentage in any particular countries. The Portfolio expects to invest in a number of different countries and normally invests in at least three countries (one of which may be the United States). From time to time, the Portfolio may increase the relative emphasis of investments in a particular industry.

In selecting securities, the Adviser focuses primarily on foreign and U.S. companies with high growth potential. The Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development and considers factors affecting the industry of which the issuer is a part. The Adviser also considers overall and relative economic conditions in the U.S. and foreign markets, seeking broad portfolio diversification in different countries. The Adviser expects to focus on the factors below when selecting securities:

•	medium- and large-cap growth-oriented companies worldwide;

•	companies that stand to benefit from global growth trends at attractive valuations;

•	businesses with strong competitive positions and high demand for their products or services; and

•	cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the Adviser considers the effect of worldwide trends on the growth of various business sectors. The trends the Adviser expects to consider include development of new technologies, corporate restructuring, mass affluence and demographic changes.

The Adviser may periodically seek to benefit from special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. The Adviser also may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. The Portfolio may at times seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

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The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

EQ Advisors Trust	About the investment portfolios	115

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.42% (2009 2nd Quarter)	–21.93% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
EQ/Oppenheimer Global Portfolio – Class IA Shares	15.43%	2.48%
EQ/Oppenheimer Global Portfolio – Class IB Shares	15.14%	2.22%
MSCI World Index	11.76%	0.68%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: OppenheimerFunds, Inc. (“Oppenheimer”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Rajeev Bhaman, CFA	Senior Vice President of Oppenheimer	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Small Company Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Small Company Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.37%	0.62%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$38	$119	$208	$468
Class IB Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities. As of December 31, 2010, the market capitalization range of the Russell 2000 was $24.2 million to $5.2 billion. The Adviser seeks to match the returns (before expenses) of the Russell 2000. This strategy is commonly referred to as an indexing strategy. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the

EQ Advisors Trust	About the investment portfolios	117

relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.95% (2003 2nd Quarter)	–26.45% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Small Company Index Portfolio – Class IA Shares	26.18%	4.11%	5.96%
EQ/Small Company Index Portfolio – Class IB Shares	25.87%	3.84%	5.72%
Russell 2000 Index	26.85%	4.47%	6.33%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	May 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	119

EQ/T. Rowe Price Growth Stock Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.78%	0.78%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.91%	1.16%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$93	$290	$504	$1,120
Class IB Shares	$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalization larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2010 was $5.9 billion, and is subject to change) at the time of purchase. The Adviser mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Adviser generally looks for companies with an above-average rate of earnings growth and an attractive niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, the Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants, and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

In pursuing the Portfolio’s investment objective, the Adviser has the discretion to purchase some securities, including warrants and preferred stocks, that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for substantial appreciation. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
26.57% (2001 4th Quarter)	–26.32% (2001 3rd Quarter)

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For periods prior to the date Class IA Shares commenced operations (May 16, 2007), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/T. Rowe Price Growth Stock Portfolio – Class IA Shares	16.65%	–0.01%	0.33%
EQ/T. Rowe Price Growth Stock Portfolio – Class IB Shares	16.41%	–0.25%	0.21%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
P. Robert Bartolo	Vice President of T. Rowe Price	October 2007

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Templeton Global Equity Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Templeton Global Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.92%	1.17%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$94	$293	$509	$1,131
Class IB Shares	$119	$372	$644	$1,420

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest in securities in any capitalization range, but may only invest to a limited extent in securities issued by small capitalization companies. The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities include bonds, notes and debentures. Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

When choosing equity investments for the Active Allocated Portion, the Adviser to the portion applies a bottom-up value-oriented, long-term approach. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and MSCI EAFE. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the

EQ Advisors Trust	About the investment portfolios	123

Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

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Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.48% (2009 3rd Quarter)	–21.53% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/Templeton Global Equity Portfolio – Class IA Shares	8.31%	–1.75%
EQ/Templeton Global Equity Portfolio – Class IB Shares	8.03%	–2.01%
MSCI World Index	11.76%	0.74%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: Templeton Investment Counsel, LLC (“Templeton”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Cindy Sweeting, CFA	President and Director of Portfolio Management of Templeton	February 2008

EQ Advisors Trust	About the investment portfolios	125

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/UBS Growth and Income Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/UBS Growth and Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement+	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$82	$277	$489	$1,099
Class IB Shares	$107	$355	$623	$1,389

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Adviser believes provide opportunities for capital growth.

The Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

EQ Advisors Trust	About the investment portfolios	127

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.44% (2009 2nd Quarter)	–26.24% (2008 4th Quarter)

Class IA Shares have not commenced operations. Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay any 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/UBS Growth and Income Portfolio – Class IA Shares	13.04%	0.72%	0.63%
EQ/UBS Growth and Income Portfolio – Class IB Shares	13.04%	0.72%	0.63%
Russell 1000 Index	16.10%	2.59%	1.83%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: UBS Global Asset Management (America’s) Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas M. Cole	Managing Director and Head of U.S. Equities	April 2005
John C. Leonard	Managing Director and Global Head of Equities	April 1998
Thomas J. Digenan	Managing Director and North American Equity Strategist	April 2005

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Van Kampen Comstock Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Van Kampen Comstock Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Fee Waiver and/or Expense Reimbursement+	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%
+	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$77	$250	$439	$985
Class IB Shares	$102	$329	$575	$1,278

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range. The Portfolio may invest in other types of equity securities.

The Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Adviser to possess the potential for capital growth and income. The Adviser typically sells portfolio securities when its assessments of capital growth and income potential of such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities as temporary investments. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a

EQ Advisors Trust	About the investment portfolios	129

company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

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Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.12% (2009 3rd Quarter)	–23.30% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Van Kampen Comstock Portfolio – Class IA Shares	15.61%	1.33%	2.11%
EQ/Van Kampen Comstock Portfolio – Class IB Shares	15.30%	1.07%	1.85%
Russell 1000 Value Index	15.51%	1.28%	2.66%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jason S. Leder	Portfolio Manager of Invesco	April 2005
Kevin C. Holt	Lead Portfolio Manager of Invesco	April 2005
Devin E. Armstrong	Portfolio Manager of Invesco	July 2007
James N. Warwick	Portfolio Manager of Invesco	July 2007
Matthew Seinsheimer	Portfolio Manager of Invesco	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	131

EQ/Wells Fargo Omega Growth Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Wells Fargo Omega Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.78%	1.03%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$80	$249	$433	$966
Class IB Shares	$105	$328	$569	$1,259

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 164% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in common stocks of U.S. companies across all market capitalizations. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds the Adviser’s targeted value, when the Adviser believes the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective May 1, 2011, the Portfolio changed its benchmark from the Russell 1000 Growth Index to the Russell 3000 Growth Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.56% (2003 2nd Quarter)	–19.31% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Wells Fargo Omega Growth Portfolio – Class IA Shares	17.56%	7.29%	3.34%
EQ/Wells Fargo Omega Growth Portfolio – Class IB Shares	17.33%	7.03%	3.14%
Russell 3000 Growth Index	17.64%	3.88%	0.30%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Wells Capital Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA	Portfolio Manager	May 2010
Michael T. Smith, CFA	Portfolio Manager	May 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

EQ Advisors Trust	About the investment portfolios	133

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

134	About the investment portfolios	EQ Advisors Trust

EQ/Core Bond Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Bond Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.47%	0.72%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$48	$151	$263	$591
Class IB Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 83% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

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Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective February 15, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
4.62% (2001 3rd Quarter)	–2.89% (2008 3rd Quarter)

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Core Bond Index Portfolio – Class IA Shares	6.03%	1.44%	3.50%
EQ/Core Bond Index Portfolio – Class IB Shares	5.76%	1.18%	3.27%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.53%	5.51%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John Kirby	Managing Director of SSgA FM	January 2009
Michael Brunell	Vice President of SSgA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

136	About the investment portfolios	EQ Advisors Trust

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	137

EQ/Global Bond PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve capital growth and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Bond PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$76	$237	$411	$918
Class IB Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 148% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio invests primarily in investment grade debt securities that are rated Baa or higher by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio normally invests in at least three countries and may invest in the securities of issuers in emerging markets.

The Active Allocated Portion generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Adviser to the Active Allocated Portion makes its country selection and currency decisions for the Active Allocated Portion based on its own fundamental research and advanced analytical systems. In choosing investments, the Adviser to the Active Allocated Portion searches for the best values on securities that meet the Active Allocated Portion’s credit and maturity requirements. Bonds selected for inclusion in the Active Allocated Portion are continually monitored to assure they meet the Adviser to the Active Allocated Portion’s standards. The Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Active Allocated Portion may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Active Allocated Portion may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. The Active Allocated Portion may invest up to 5% of its total assets in debt securities that are rated below investment grade (or, if unrated, determined by the Adviser

138	About the investment portfolios	EQ Advisors Trust

to the Active Allocated Portion to be of comparable quality). Such securities are often referred to as “junk bonds.”

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

The Adviser selects the Index Allocated Portion’s investments by a “sampling” strategy. Specifically, the Adviser invests in a representative sample of securities from each broad segment of the Intermediate Government Credit Index, such as government bonds and corporate issues that represent key index characteristics. The Index Allocated Portion also may invest in other instruments that provide comparable exposure to the index, such as futures and options contracts and other derivatives. Generally, the Index Allocated Portion attempts to have a correlation between its performance and that of the Aggregate Bond Index of approximately 0.95 before expenses.

The Portfolio may invest up to 30% of the Portfolio’s total assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities

EQ Advisors Trust	About the investment portfolios	139

markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.57% (2008 1st Quarter)	–5.74% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (October 3, 2005)
EQ/Global Bond PLUS Portfolio – Class IA Shares	6.44%	5.72%	4.98%
EQ/Global Bond PLUS Portfolio – Class IB Shares	6.28%	5.46%	4.73%
Bank of America Merrill Lynch Global Broad Market Index	5.61%	N/A	N/A

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WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2009
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: First International Advisors, LLC (“First International”) and Wells Capital Management, Inc.

Portfolio Managers: The members of the team that are primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anthony Norris	Managing Director of First International	May 2006
Peter Wilson	Managing Director of First International	May 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lee Sterne	Portfolio Manager of BlackRock	June 2010
Scott Radell	Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Intermediate Government Bond Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Intermediate Government Bond Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.52%	0.77%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$53	$167	$291	$653
Class IB Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Bond Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from the Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.83% (2001 3rd Quarter)	–2.35% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Intermediate Government Bond Index Portfolio – Class IA Shares	4.55%	3.32%	3.95%
EQ/Intermediate Government Bond Index Portfolio – Class IB Shares	4.19%	3.06%	3.69%
Barclays Capital Intermediate U.S. Government Bond Index	4.98%	5.41%	5.11%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John Kirby	Managing Director of SSgA FM	January 2009
Michael Brunell	Vice President of SSgA FM	January 2009

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Money Market Portfolio – Class IA and IB Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.33%	0.33%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.46%	0.71%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$47	$148	$258	$579
Class IB Shares	$73	$227	$395	$883

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities;

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are Federal Deposit Insurance Corporation (“FDIC”) members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•

commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•

corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering securities in which the Portfolio may invest.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Trust’s Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar- denominated money market instruments of foreign branches of foreign banks. Normally, the Portfolio invests at least 25% of its net assets in bank obligations.

It is not anticipated that any Portfolio affiliate will purchase any distressed assets from the Portfolio, make a capital infusion, enter into a

EQ Advisors Trust	About the investment portfolios	145

capital support agreement or take other actions to prevent the per share value of the Portfolio from falling below $0.995.

The credit quality of the securities held by the Portfolio can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant NAV deterioration. The Portfolio’s NAV can be severely impacted by forced selling during periods of high redemption pressures and/or illiquid markets. In addition, the actions of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

A low-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets or impair the Portfolio’s ability to maintain a stable $1.00 NAV. AXA Equitable may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not guaranteed, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Foreign Securities Risk: Investments in U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, imposition of taxes or other restrictions on payment of principal and interest and regulatory issues facing issuers in such foreign countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
1.36% (2001 1st Quarter)	0.00% (2010 4th Quarter)
The Portfolio’s 7-day yield for the quarter ended December 31, 2010 was 0.00% and the effective yield was 0.00%.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class IA Shares	0.08%	2.45%	2.23%
EQ/Money Market Portfolio – Class IB Shares	0.00%	2.24%	2.00%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.13%	2.43%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Adviser: The Dreyfus Corporation

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/PIMCO Ultra Short Bond Portfolio – Class IA and IB Shares

Investment Objective: Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Ultra Short Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.47%	0.47%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.62%	0.87%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$63	$199	$346	$774
Class IB Shares	$89	$278	$482	$1,073

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 206% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio invests in a variety of fixed income investments, including securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. issuers, including corporate commercial paper; mortgage-backed and other asset-backed securities; loan participations and assignments. The Adviser will seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships represent an attractive valuation. The average portfolio duration of this Portfolio will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

The Portfolio may invest up to 100% of its total assets in derivatives. The Portfolio intends to use derivatives for a variety of purposes, including as a substitute for investing directly in securities, as a hedge against interest rate risk and to attempt to enhance returns. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may also invest up to 10% of its total assets in preferred and common stocks. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. lf a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective as of May 1, 2011, the Portfolio changed its benchmark from the Bank of America 3-Month Libor Index to the Bank of America Merrill Lynch 3-Month Treasury Bill Index. The Portfolio changed its benchmark because the Manager believes that the Bank of America Merrill Lynch 3-Month Treasury Bill Index is an appropriate broad-based index against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.91% (2007 4th Quarter)	–5.22% (2008 3rd Quarter)

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For periods prior to the date Class IA Shares commenced operations (March 30, 2007), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Since Inception (January 24, 2002)
EQ/PIMCO Ultra Short Bond Portfolio – Class IA Shares	1.10%	3.38%	3.93%
EQ/PIMCO Ultra Short Bond Portfolio – Class IB Shares	0.85%	3.19%	3.82%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.13%	2.43%	2.16%
Bank of America 3-Month Libor Index	0.33%	3.16%	2.61%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Adviser: Pacific Investment Management Company, LLC. (“PIMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Executive Vice President PIMCO	January 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Quality Bond PLUS Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve high current income consistent with moderate risk to capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Quality Bond PLUS Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.20%	0.20%
Acquired Fund Fees and Expenses††	0.43%	0.43%
Total Annual Portfolio Operating Expenses†	1.03%	1.28%
Fee Waiver and/or Expense Reimbursement†††	–0.43%	–0.43%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement†	0.60%	0.85%
†	Expenses have been restated to reflect current fees.
††	Based on estimated amounts for the current fiscal year.
†††	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$61	$285	$527	$1,220
Class IB Shares	$87	$363	$661	$1,507

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 94% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Adviser determines to be of comparable quality. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio may invest in one or more other investment companies (“Fund of Funds Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Fund of Funds Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income. The Adviser may sell a security for a

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variety of reasons, including to invest in a company believed to offer superior investment opportunities. The Active Allocated Portion of the Portfolio may invest in USD and non-USD denominated foreign securities, including those of both developed and developing countries. Developing countries are defined as middle and low-income economies as classified by the World Bank.

The Fund of Funds Portion may invest in one or more other mutual funds managed by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) that invest their assets in debt securities and other financial instruments and securities that derive their value from debt securities (“Underlying Portfolios”). The Underlying Portfolios are fixed-income securities portfolios that either (i) seek to track a fixed-income securities benchmark index (before deduction of fees and expenses) (this strategy is also known as an indexing strategy) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. The Underlying Portfolios in which the Fund of Funds Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios held by the Fund of Funds Portion.

An Underlying Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Underlying Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Underlying Portfolio’s gain or loss.

Your investment in the Portfolio will be subject to the risks associated with the securities and instruments in which the Underlying Portfolios may invest in direct proportion to the Fund of Funds Portion’s investments in such securities and instruments through the Underlying Portfolios.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to re-

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spond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: An Underlying Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risks of Investing in Other Investment Companies: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such

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as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: An Underlying Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective May 1, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.49% (2001 3rd Quarter)	–3.44% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Quality Bond PLUS Portfolio – Class IA Shares	6.49%	2.95%	4.08%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	6.29%	2.72%	3.84%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.53%	5.51%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager: The ETF Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Vice President of AXA Equitable	December 2008
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2007

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2010 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/AllianceBernstein Small Cap Growth	0.74%	N/A
EQ/AXA Franklin Small Cap Value Core	0.70%	0.00%
EQ/BlackRock Basic Value Equity	0.58%	N/A
EQ/Boston Advisors Equity Income	0.75%	0.08%
EQ/Calvert Socially Responsible	0.65%	0.00%
EQ/Capital Guardian Growth	0.65%	0.08%
EQ/Capital Guardian Research	0.64%	0.05%
EQ/Common Stock Index	0.35%	N/A
EQ/Core Bond Index	0.35%	N/A
EQ/Davis New York Venture	0.85%	N/A
EQ/Equity 500 Index	0.25%	N/A
EQ/Equity Growth PLUS	0.50%	0.00%
EQ/Franklin Core Balanced	0.65%	0.00%
EQ/GAMCO Mergers and Acquisitions	0.90%	N/A
EQ/GAMCO Small Company Value	0.74%	N/A
EQ/Global Bond PLUS	0.55%	N/A
EQ/Global Multi-Sector Equity	0.72%	N/A
EQ/Intermediate Government Bond Index	0.35%	N/A
EQ/International Core PLUS	0.60%	0.00%
EQ/International Equity Index†	0.71%	0.00%
EQ/International Value PLUS†	0.83%	0.00%
EQ/JPMorgan Value Opportunities	0.60%	0.00%
EQ/Large Cap Core PLUS	0.50%	0.00%
EQ/Large Cap Growth Index	0.35%	N/A
EQ/Large Cap Growth PLUS	0.50%	0.00%
EQ/Large Cap Value Index	0.35%	N/A
EQ/Large Cap Value PLUS	0.47%	0.00%
EQ/Lord Abbett Growth and Income	0.65%	0.05%
EQ/Lord Abbett Large Cap Core	0.65%	0.05%
EQ/MFS International Growth	0.85%	N/A
EQ/Mid Cap Index	0.35%	N/A
EQ/Mid Cap Value PLUS	0.55%	0.00%
EQ/Money Market	0.33%	N/A
EQ/Montag & Caldwell Growth	0.75%	0.00%
EQ/Morgan Stanley Mid Cap Growth	0.70%	0.00%
EQ/Mutual Large Cap Equity	0.70%	0.00%
EQ/Oppenheimer Global	0.95%	0.00%
EQ/PIMCO Ultra Short Bond	0.47%	0.00%
EQ/Quality Bond PLUS	0.40%	0.01%
EQ/Small Company Index	0.25%	N/A

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/T. Rowe Price Growth Stock	0.78%	0.00%
EQ/Templeton Global Equity	0.70%	0.00%
EQ/UBS Growth and Income	0.75%	0.10%
EQ/Van Kampen Comstock	0.65%	0.05%
EQ/Wells Fargo Omega Growth	0.65%	0.00%
†	The Manager agreed to reduce the contractual management fees for the Portfolio.

The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables.

Portfolio	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/International Value PLUS†	0.600%	0.550%	0.525%	0.500%	0.475%
†	Effective February 1, 2011.

Management Fee
EQ/International Equity Index††	0.40%
††	Effective December 15, 2010.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio has not operated for a full fiscal year. The contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio is:

Portfolios	First $1 billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio, except the PLUS Portfolios and certain other excluded Portfolios, pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3

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billion of total Trust average daily net assets (exclusive of certain Portfolios noted below), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: All Asset Allocation Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, the AXA Tactical Manager Portfolios, the EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Multi-Sector Equity Portfolio, EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Global Bond PLUS Portfolio, and EQ/Quality Bond PLUS Portfolio (the “PLUS Portfolios”). Each of the EQ/Franklin Core Balanced, the EQ/Mutual Large Cap Equity, the EQ/AXA Franklin Small Cap Value Core, the EQ/Templeton Global Equity, the EQ/Global Multi-Sector Equity and PLUS Portfolios pays AXA Equitable an annual fee of $32,500, plus its proportionate share of an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the Portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of the Portfolios’ aggregate average daily net assets, and 0.10% on the Portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style). Each of the All Asset Allocation, the EQ/Franklin Templeton Allocation and the Strategic Allocation Portfolios pays AXA Equitable an annual fee of 0.15% of the Portfolio’s average daily net assets, plus $32,500. Each AXA Tactical Manager Portfolio and EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio pays AXA Equitable its proportionate share of an asset-based administration fee for these Portfolios which is equal to an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the AXA Tactical Manager Portfolios, 0.125% on the next $5 billion of the aggregate average daily net assets of the AXA Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter, plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (as described above).

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the fiscal year ended December 31, 2010.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares
EQ/AllianceBernstein Dynamic Wealth Strategies	0.95%	1.20%
EQ/AXA Franklin Small Cap Value Core	1.05%	1.30%
EQ/Boston Advisors Equity Income	0.80%	1.05%
EQ/Calvert Socially Responsible	0.90%	1.15%
EQ/Capital Guardian Growth	0.70%	0.95%
EQ/Capital Guardian Research	0.72%	0.97%
EQ/Equity Growth PLUS	0.75%	1.00%
EQ/Franklin Core Balanced	1.05%	1.30%
EQ/International Core PLUS	0.85%	1.10%
EQ/International Value PLUS	0.85%	1.10%
EQ/JPMorgan Value Opportunities	0.75%	1.00%
EQ/Large Cap Core PLUS	0.75%	1.00%
EQ/Large Cap Growth PLUS	0.75%	1.00%
EQ/Large Cap Value PLUS	0.75%	1.00%
EQ/Lord Abbett Growth and Income	0.75%	1.00%
EQ/Lord Abbett Large Cap Core	0.75%	1.00%
EQ/Mid Cap Value PLUS	0.80%	1.05%
EQ/Montag & Caldwell Growth	0.95%	1.20%
EQ/Morgan Stanley Mid Cap Growth	0.85%	1.10%
EQ/Mutual Large Cap Equity	1.05%	1.30%
EQ/Oppenheimer Global	1.10%	1.35%
EQ/PIMCO Ultra Short Bond	0.70%	0.95%
EQ/Quality Bond PLUS*	0.60%	0.85%
EQ/T.Rowe Price Growth Stock	0.95%	1.20%
EQ/Templeton Global Equity	1.10%	1.35%
EQ/UBS Growth and Income	0.80%	1.05%
EQ/Van Kampen Comstock	0.75%	1.00%
EQ/Wells Fargo Omega Growth	0.90%	1.15%
*	Pursuant to the Expense Limitation Agreement, this Portfolio’s total annual operating expenses include the fees and expenses of other investment companies in which the Portfolio invests.

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense

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ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Additional Expense Provisions

Certain Portfolios pay brokerage commissions, a portion of which may be used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolios listed below would be:

	Total Annual Portfolio Operating Expenses
Portfolios	Class IA	Class IB
EQ/BlackRock Basic Value Equity	0.69%	0.94%
EQ/Capital Guardian Growth	0.69%	0.94%
EQ/GAMCO Mergers and Acquisitions	1.03%	1.28%
EQ/GAMCO Small Company Value	0.85%	1.10%
EQ/Large Cap Value Index	0.56%	0.81%
EQ/Lord Abbett Growth and Income	0.74%	0.99%
EQ/Lord Abbett Large Cap Core	0.74%	0.99%
EQ/Mid Cap Index	0.47%	0.72%
EQ/Mid Cap Value PLUS	0.77%	1.02%
EQ/Montag & Caldwell Growth	0.86%	1.11%
EQ/Morgan Stanley Mid Cap Growth	0.81%	1.06%
EQ/UBS Growth and Income	0.78%	1.03%
EQ/Van Kampen Comstock	0.74%	0.99%
EQ/Wells Fargo Omega Growth	0.71%	0.96%

Information on Portfolio Reorganizations

A shareholder meeting was held on or about April 20, 2011 at which shareholders of the EQ/Capital Guardian Growth Portfolio (“Capital Guardian Portfolio”) and the EQ/Lord Abbett Growth and Income Portfolio (“Lord Abbett Portfolio”) voted on an Agreement and Plan of Reorganization and Termination, which contemplates the transfer of (i) all of the assets of the Capital Guardian Portfolio to the EQ/Large Cap Growth PLUS Portfolio (“Growth PLUS Portfolio”) in exchange for Class IA and IB shares of the Growth PLUS Portfolio and the assumption by the Growth PLUS Portfolio of all of the liabilities of the Capital Guardian Portfolio and (ii) all of the assets of the Lord Abbett Portfolio to the EQ/Large Cap Value Index Portfolio (“Value Index Portfolio”) in exchange for Class IA and IB shares of the Value Index Portfolio and the assumption by the Value Index Portfolio of all of the liabilities of the Lord Abbett Portfolio. The effective date of the proposed mergers will be on or about May 20, 2011.

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3. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name (or former name in the case of certain of the Portfolios that have undergone a name change), as described in the section of the Prospectus entitled “About the Investment Portfolios”: EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Value PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Core Bond Index Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Intermediate Government Bond Index Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, and EQ/Van Kampen Comstock Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

As discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Advisers of these Portfolios in pursuing these objectives.

EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio and EQ/Templeton Global Equity Portfolio (together, the “PACTIVE Portfolios”), each of the PLUS Portfolios (except EQ/Quality Bond PLUS Portfolio), EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, EQ/Core Bond Index, and EQ/Intermediate Government Bond Index Portfolio.

The Adviser to a Portfolio or portion thereof that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager allocates the assets of certain Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies. The following provides additional information regarding the allocation of those Portfolios’ assets among their distinct portions.

PACTIVE Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by AXA Equitable to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of a Portfolio may deviate from the amounts shown by up to 30% of the Portfolio’s net assets. The asset allocation range for each Portfolio is as follows: 20% to 80% in the Active Allocated Portion; and 20% to 80% in the Index Allocated Portion. Each Portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. AXA Equitable rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

PLUS Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by AXA Equitable to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual

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allocations among the distinct portions of a Portfolio may deviate from the amounts shown above by up to 15% of the Portfolio’s net assets. Each portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. AXA Equitable rebalances each portion of the Portfolio as it deems appropriate. To the extent that a Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the Advisers use their proprietary investment strategy, which are summarized above in the section “Investments, Risks and Performance” for each portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Below Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e. BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by an Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Cash Management. Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in

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which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds. A Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Fixed Income Securities. Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it

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could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, except the EQ/Money Market Portfolio, which may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds or Lower Rated Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e. BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by a sub-adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap and Small-Cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

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Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate. REITs also may include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Securities Lending. For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including (except with respect to the EQ/Money Market Portfolio) exchange-traded funds (“ETFs”), to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal. In addition, each PACTIVE Portfolio and PLUS Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury

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(such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk: The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk: A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to

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the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk: The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios – The Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities). Investing in derivatives involves in-

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vestment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges, and in over-the-counter markets there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

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Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive invest-

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ment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Company Securities Risk. A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities

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may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Repurchase Agreements Risk: A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Other Investment Companies: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation,

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restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk: These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Information Regarding the Underlying Portfolios

The table below lists the Underlying Portfolios in which the EQ/Quality Bond PLUS Portfolio currently may invest. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by an affiliate of AXA Equitable. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with the EQ/Quality Bond PLUS Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and advisory fees paid by AXA Equitable to its affiliates. The EQ/Quality Bond PLUS Portfolio will purchase Class IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which the EQ/Quality Bond PLUS Portfolio may invest may be changed from time to time without notice or shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market including U.S. Treasury and government-related, corporate credit and agency fixed-rate debt securities.	•Credit Risk •Index Strategy Risk •Interest Rate Risk •Investment Grade Securities Risk
EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding.	•Credit Risk •Index Strategy Risk •Interest Rate Risk •Investment Grade Securities Risk •Zero Coupon and Pay-in-Kind Securities Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. government securities and other debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•Credit Risk

•Derivatives Risk

•Exchange Traded Funds Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leveraging Risk

•Liquidity Risk

•Risks Related to Investments In Other Investment Companies

•Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•Credit Risk

•Derivatives Risk

•Exchange Traded Funds Risk

•Index Strategy Risk

•Interest Rate Risk

•Investment Grade Securities Risk

•Leveraging Risk

•Liquidity Risk

•Risks Related to Investments In Other Investment Companies

•Short Sales Risk

•Zero Coupon and Pay-In-Kind Securities Risk

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in the EQ/Quality Bond PLUS Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the EQ/Quality Bond PLUS Portfolio instead of in the Portfolio itself. However, the Underlying Portfolios of the EQ/Quality Bond PLUS Portfolio may not be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Bank of America Merrill Lynch Global Broad Market Index is an unmanaged index that tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, including “global” bonds.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and without coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current fixing rate) and rolled into a new instrument.

Bank of America Merrill Lynch 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

Citi World Government Bond Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. Currently, this includes all countries in the Citigroup EMU Governments Index (EGBI) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International EAFE Growth Index is an unmanaged index comprised of 22 MSCI country indices representing stocks from companies in developed markets outside of North America (i.e. Europe, Australasia and the Far East) having growth investment style characteristics.

Morgan Stanley Capital International EM (Emerging Markets) IndexSM is a free float-adjusted market capitalization index composed of companies that is designed to measure equity market performance of emerging markets. The index consists of the following 21 countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International ACW (All Country World) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets.

Morgan Stanley Capital International ACW (All Country World) Index ex. U.S. Growth is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets (excluding the U.S.) and 21 emerging markets, and has growth style characteristics.

Morgan Stanley Capital International World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

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FTSE 100 Index (“FTSE 100”): The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of December 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

TOPIX Index (“TOPIX”): The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. As of December 31, 2010, there were 1,663 companies represented in the index.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”): The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

S&P/ASX 200 Index (“S&P/ASX 200”): The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index (“Russell 3000 Growth”) is an unmanaged index of common stocks that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

Russell 1000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000® Index (“Russell 2000”) is an unmanaged index which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of approximately 2,500 of the smallest companies in the Russell 3000, which represents approximately 20% of the total market capitalization of the Russell 3000.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index (“Russell Mid Cap”) is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 27% of the total market capitalization of the Russell 1000.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged weighted index of 400 domestic stocks chosen for market size (market capitalization range of $460.0 million to $9.2 billion), liquidity, and industry group representation. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

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4. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of forty-six (46) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class IB shares.

The Manager

AXA Equitable, through its Funds Management Group unit (the “Manager”) 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. With respect to the PLUS Portfolios, the Manager is responsible for, among other things, determining the asset allocation range for the Portfolios, selecting and monitoring the Advisers for the Portfolios, advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to the PACTIVE Portfolios and certain PLUS Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio. The Manager also is responsible for advising the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio (including selecting Underlying Portfolios in which the Portfolio invests). With respect to the Trust’s other Portfolios, the Manager’s management responsibilities include the selection and monitoring of Advisers for the Portfolios.

The Manager plays an active role in monitoring each Portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the Portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a Portfolio or adjusts the asset allocation among Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Adviser’s appointment as an adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agree-

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ments without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Advisers

Each Portfolio’s investments are selected by one or more Advisers, which act independently of one another. The following describes each Portfolio’s Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the Trust’s SAI.

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein serves as Adviser to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, the EQ/AllianceBernstein Small Cap Growth Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio, the EQ/International Equity Index Portfolio, the EQ/Large Cap Growth Index Portfolio and the EQ/Small Company Index Portfolio. AllianceBernstein also serves as Adviser to the Active Allocated Portions of the EQ/Quality Bond PLUS Portfolio and to the Active and Index Allocated Portions of the EQ/Large Cap Value PLUS Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2010, AllianceBernstein had approximately $478 billion in assets under management.

AllianceBernstein’s Dynamic Allocation Portfolio Team (“ADAPT”) is responsible for the volatility management toolset used to manage the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and for portfolio construction. ADAPT relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. In implementing the Portfolio’s index-based strategy, ADAPT is supported by AllianceBernstein’s Passive Equity Investment Team. ADAPT is led by co-Chief Investment Officers (“CIO”) Seth J. Masters and Daniel J. Loewy, who have joint and primary responsibility for the day-to-day management of the Portfolio.

Seth J. Masters, is responsible for overseeing research on dynamic asset allocation, inflation protection and risk mitigation strategies. Mr. Masters, CIO–Alliance Bernstein Blend Strategies & Defined Contribution and a Partner at AllianceBernstein, joined AllianceBernstein in 1991 and was appointed as CIO–Blend Strategies in 2002 and head of the Defined Contribution business unit in 2008. Mr. Masters has had portfolio management responsibilities for the Portfolio since December 2010.

Daniel J. Loewy, leads AllianceBernstein’s research on Dynamic Asset Allocation Strategies within the Blend Strategies team. Mr. Loewy, CIO and Director of Research–Dynamic Asset Allocation Strategies, joined AllianceBernstein in 1996 and has had portfolio management responsibilities for more than five years.

AllianceBernstein’s US Small/SMID Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts, manages and makes investment decisions for the EQ/AllianceBernstein Small Cap Growth Portfolio. The US Small/SMID Cap Growth Team relies heavily on its fundamental analysis and research. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The five members of the US Small/SMID Cap Growth Team with the most significant responsibility for the day-to-day management of the Portfolio are: Bruce Aronow, Samantha Lau, Kumar Kirpalani, Wen-Tse Tseng and Joshua Lisser.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Kumar Kirpalani is Senior Vice President, Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth industrial, financial and energy sector. Mr. Kirpalani joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Teng was the healthcare sector portfolio manager at William D. Witter since August 2003.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/International Equity Index Portfolio, the EQ/Small Company Index

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Portfolio, the EQ/Large Cap Growth Index Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio and the Index Allocated Portion of the EQ/Large Cap Value PLUS Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools. Judith DeVivo is primarily responsible for day-to-day management of these Portfolios.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The North American Value Investment Policy Group, comprised of senior North American Value Investment Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Active Allocated Portion of the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio are: Joseph Gerard Paul, David Yuen, Gregory Powell, Chris Marx and John D. Phillips.

Joseph Gerard Paul, Senior Vice President/CIO North American Value Equities since 2009. He also serves as the Global Head of Diversified Value Services of AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987. For more than five years prior thereto he served as CIO of Advanced Value Fund and Small and Mid-Cap Value Fund.

David Yuen, Senior Vice President/C0-CIO. Mr. Yuen has served as Director of Research Value Equities since 2008. Prior to that time he was Director of Research-Emerging Markets Value, since August 2002. Mr. Yuen joined AllianceBernstein in 1998 as a research analyst.

Gregory Powell, Senior Vice President/Director of Research U.S. Large Cap Value Equities since 2010. Prior thereto Mr. Powell served as Director of Research of Equity Hedge Fund Strategies and Head of Fundamental Value Research. Mr. Powell joined AllianceBernstein in 1997 and has had portfolio management responsibility for more than five years.

Christopher W. Marx, Senior Portfolio Manager. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. Mr. Marx has had portfolio management responsibility for more than five years.

John D. Phillips, Jr., Senior Portfolio Manager for Bernstein Global Value Equities. Mr. Phillips joined AllianceBernstein in 1994 as a member of the US Value Investment Policy Group. Mr. Marx has had portfolio management responsibility for more than five years.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

Greg Wilensky, Senior Vice President and Portfolio Manager—US Core and Absolute Return Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. Mr. Wilensky is a member of the US Core and Absolute Return Team and also manages US Inflation Linked Securities Portfolios. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

BlackRock Capital Management, Inc. (“BlackRock Capital”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Capital is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2010, BlackRock Capital and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets.

The management of and investment decisions for the Active Allocated Portion of the EQ/Equity Growth PLUS Portfolio will be joint and primary responsibility of Jeffrey R. Lindsey, CFA, and Edward Dowd.

Jeffrey R. Lindsey, CFA, is Managing Director and Portfolio Manager of BlackRock Capital’s Large Growth Equity team since January 2005. Prior thereto, he was Chief Investment Officer-Growth of State Street Research & Management, overseeing all growth and core products.

Edward Dowd, is Managing Director and Portfolio Manager of BlackRock Capital’s Large Cap Growth Equity team since January 2005. Prior thereto, he was Vice President and Portfolio Manager at State Street Research & Management.

BlackRock Investment Management, LLC (“BlackRock Investment”), P.O. Box 9011, Princeton, New Jersey 08543-9011, manages the EQ/BlackRock Basic Value Equity Portfolio. BlackRock Investment also serves as Adviser to the Index Allocated Portion of the each of EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap

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Value Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Equity Growth PLUS Portfolio. BlackRock Investment is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2010, BlackRock and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets under management.

The Index Allocated Portion of each of the EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio the EQ/Mutual Large Cap Equity Portfolio and the EQ/Templeton Global Equity Portfolio is managed by Edward Corallo, Christopher Bliss, Creighton Jue and Jennifer Hsui.

Edward Corallo is a Managing Director of BlackRock, Inc. since 2009. He was a principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than five years of portfolio management responsibility.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at Barclays Global Investors (“BGI”) heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Jennifer Hsui, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. She has been with the firm as a portfolio manager since 2009. From 2006 to 2009 she served at BGI leading a team responsible for the domestic institutional equity index funds. Prior to 2006 she served as a research analyst at RBC Capital Markets.

Creighton Jue, CFA, a Managing director and portfolio manager in BlackRock’s Institutional Index Equity Portfolio Management Group. He focuses on international index and index plus strategies. Mr. Jui has been with the firm since 2009. Prior thereto he served at BGI from 2000 where he was responsible for developed international market index funds.

The Index Allocated Portion of the EQ/Franklin Core Balanced Portfolio tracking the Intermediate Government Credit Index is managed by Lee Sterne, Scott Radell and Karen Uyehara. Messrs. Sterne and Radell and Ms. Uyehara also have joint and primary responsibility for managing the Index Allocated Portion of the EQ/Global Bond PLUS Portfolio.

Lee Sterne has been employed by BlackRock Investment Management LLC and BlackRock Financial Advisers (formerly, Barclays Global Fund Advisors) and its predecessors as a senior portfolio manager since 2004.

Scott Radell has been employed as a portfolio manager with BlackRock Investment Management LLC and BlackRock Financial Advisers (formerly, Barclays Global Fund Advisors) and its predecessors since 2009. Mr. Radell served as a portfolio manager at Barclays Global Fund Advisors and its affiliates since 2004.

Karen Uyehara, Director and Portfolio Manager, is a member of BlackRock’s Model-Based Fixed Income Portfolio Management Group. She is responsible for managing BlackRock’s US-based fixed income index funds. She has been with the firm as a portfolio manager since 2010. From 2002 to 2010 she served as a portfolio manager at Western Asset Management Company.

Kevin Rendino, Kurt Schansinger and Carrie King are the co-portfolio managers of the EQ/BlackRock Basic Value Equity Portfolio, and are jointly and primarily responsible for the day-to-day management of the Portfolio. Each is responsible for the selecting the Portfolio’s investments.

Kevin Rendino has been a Managing Director of and Portfolio Manager with BlackRock since 2006. He was a Managing Director of MLIM from 1997 to 2006.

Kurt Schansinger has been a Managing Director of and Portfolio Manager with BlackRock since 2006. He was a Managing Director of MLIM from 1997 to 2006.

Carrie King has been a Director of BlackRock since 2006. She was a Vice President of MLIM from 1993 to 2006. Ms. King has less than 5 years of portfolio management responsibility. She has been a research analyst for 23 years.

Boston Advisors, LLC (“Boston Advisors”), One Federal Street, 26th Floor, Boston, Massachusetts 02110, is the Adviser to the EQ/Boston Advisors Equity Income Portfolio. Boston Advisors and its predecessor company have been providing investment management since 1982. Total assets under management for Boston Advisors as of December 31, 2010 were $1.7 billion.

The Institutional Portfolio Management team of Boston Advisors manages and makes investment decisions for the EQ/Boston Advisors Equity Income Portfolio. Each member of the investment team serves as Portfolio Manager and Analyst and is jointly and primarily responsible for the day-to-day management of the Portfolio. The members of the Institutional Portfolio Management team who manage the Portfolio are: Michael J. Vogelzang, CFA, Douglas A. Riley, CFA, and Lisa A. Sebesta, CFA.

Michael J. Vogelzang, CFA, is President and Chief Investment Officer of Boston Advisors and heads the management team for

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the Portfolio. Mr. Vogelzang has been President and Chief Investment Officer of Boston Advisors since 1997.

Douglas A. Riley, CFA, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2002.

Lisa A. Sebesta, CFA, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2006. Prior to that time, she was a Portfolio Manager at Batterymarch Financial Management since 2000.

Calvert Investment Management, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the EQ/Calvert Socially Responsible Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for mutual fund portfolios, including the nation’s largest array of sustainable and responsible mutual funds. Calvert provides the social investment research and screening of the Portfolio’s investments. As of December 31, 2010, Calvert had over $14.6 billion in assets under management.

Bridgeway Capital Management, Inc. (“Bridgeway”), 5615 Kirby Drive, Suite 518, Houston, Texas 77005. Bridgeway provides investment management services to investment companies, pension and profit sharing plans, corporations and individuals. Bridgeway is responsible for financial analysis and security selection with respect to the EQ/Calvert Socially Responsible Portfolio. As of December 31, 2010, Bridgeway had over $2.7 billion in assets under management.

John Montgomery is primarily responsible for the day-to-day management of the EQ/Calvert Socially Responsible Portfolio. Mr. Montgomery, who founded Bridgeway in 1993 and has served as its President since that time, has more than 15 years experience in the investment management industry and oversees the firm’s disciplined quantitative investment strategy.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the EQ/Capital Guardian Research Portfolio since its inception and to the EQ/Capital Guardian Growth Portfolio since December 13, 2004. As of December 31, 2010, Capital Guardian had $56.6 billion in assets under management.

Capital Guardian uses a multiple portfolio manager system in managing the EQ/Capital Guardian Growth Portfolio’s assets. Under this approach, the EQ/Capital Guardian Growth Portfolio is divided into segments managed by individual managers. Managers decide how their respective segments are invested, within the limits provided by the Port folio’s objectives and policies and by Capital Guardian’s Investment Committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the EQ/Capital Guardian Growth Portfolio. The individual managers jointly and primarily responsible for segments of the Portfolio are:

Alan J. Wilson is a director and senior vice president for Capital Guardian and has been a portfolio manager on the U.S. growth equity team since 2005. Prior to being named a portfolio manager on the U.S. growth equity team, Mr. Wilson was an investment analyst covering the U.S. energy equipment, video games and construction and engineering industries and a diversified portfolio manager on the U.S. equity team. He joined the Capital Guardian organization in 1991 as an investment analyst.

Todd S. James is a director and senior vice president of Capital Guardian. Mr. James has been a portfolio manager on the U.S. growth equity team since 2006. Prior to being named a Portfolio Manager on the growth equity team, Mr. James was both an investment analyst covering U.S. merchandising and e-commerce and a diversified U.S. equity portfolio manager. He joined the Capital Guardian organization in 1985 as a statistician.

Eric H. Stern is a director and senior vice president of Capital Guardian, and has been a portfolio manager on the U.S. growth equity team since 2005. Prior to being named a portfolio manager on the U.S. growth equity team, Mr. Stern was an investment analyst covering the U.S. medical technology industry. He joined the Capital Guardian organization in 1991 as an investment analyst.

Capital Guardian’s research portfolios are comprised of a team of investment analysts who are responsible for making investment decisions for the portfolio within their individual area of coverage. Each of Capital Guardian’s research portfolios has one or more Research Portfolio Coordinator(s). They are responsible for, among other things, facilitating the communication of investment ideas, monitoring cash flows and allocating the portfolio’s assets among the analysts. Capital Guardian’s Investment Committee oversees this process. Research Portfolio Coordinators also have analyst responsibilities within the research portfolio.

Irfan Furniturwala and Cheryl Frank serve as research coordinators for the EQ/Capital Guardian Research Portfolio and are jointly and primarily responsible for the day-to-day management of the EQ/Capital Guardian Research Portfolio.

Irfan M. Furniturwala is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian) with research responsibilities for semiconductors, U.S. storage, peripherals and computer hardware companies. Mr. Furniturewala joined Capital International as an analyst in 2001.

Cheryl E. Frank is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian) with research responsibilities for the health care services sector, drug retail industry, and software. Ms. Frank joined Capital International in 2002.

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Davis Selected Advisers, L.P. (“Davis”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis serves as an investment adviser for mutual funds and individual and institutional clients. Davis has served as Adviser to the EQ/Davis New York Venture Portfolio since August 2006. As of December 31, 2010, Davis had over $71 billion in assets under management.

Christopher C. Davis, Portfolio Manager, serves as Chairman of Davis. Mr. Davis has served with Davis as a research analyst and portfolio manager in its large cap value investment discipline since 1989.

Kenneth Charles Feinberg, Portfolio Manager, has served with Davis as a research analyst and portfolio manager in its large cap value investment discipline since 1994.

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, New York 10106, is the Adviser to the EQ/Money Market Portfolio. Dreyfus was founded in 1951 and currently manages approximately 194 mutual fund portfolios. As of December 31, 2010, Dreyfus had approximately $298 billion in assets under management.

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, CA 94403-1906, is the Adviser to the Active Allocated Portion of the EQ/Franklin Core Balanced Portfolio. Franklin Advisers is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Franklin Advisers, together with its affiliates, had $670.7 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are Edward D. Perks, CFA and Charles B. Johnson. Mr. Perks has primary responsibility for the investments of the Portfolio. Subject to the general supervision of Mr. Johnson, he has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Charles B. Johnson, Chairman and director of Franklin Resources, Inc., joined Franklin Templeton Investments in 1957 and has held his current position since that time.

Edward D. Perks, CFA, Senior Vice President of Franklin Global Advisers, joined Franklin Templeton Investments in 1992. He has held his current position since 2002 and has had portfolio management responsibilities for the past five years.

Franklin Advisory Services, LLC (“Franklin”), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Adviser to the Active Allocated Portion of the EQ/AXA Franklin Small Cap Value Core Portfolio. Franklin is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Franklin, together with its affiliates, had $670.7 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Portfolio and operate as a team to develop ideas and implement investment strategy for the Portfolio. The portfolio managers for the Portfolio are William J. Lippman, Bruce C. Baughman, CPA, Margaret McGee, Y. Dogan Sahin and Donald G. Taylor, CPA.

William J. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Lippman has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman, CPA, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Baughman is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Margaret McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. Ms. McGee is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Y. Dogan Sahin, CFA, Portfolio Manager/Research Analyst of Franklin, joined Franklin Templeton Investments in 2001 as a research analyst. Mr. Sahin is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Donald G. Taylor, CPA, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1996 and has held his current position since that time. Mr. Taylor is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Franklin Mutual Advisers, LLC (“Franklin Mutual”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Active Allocated Portion of the EQ/Mutual Large Cap Equity Portfolio. Franklin Mutual is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Franklin Mutual, together with its affiliates, had $670.7 billion in assets under management.

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The portfolio managers for the Active Allocated Portion of the Portfolio have primary responsibility for the investments of the Portfolio and have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio manager provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. Peter Langerman and F. David Segal are co-managers for the Portfolio and Deborah A. Turner is assistant portfolio manager for the Portfolio.

Peter A. Langerman, Chairman, President and Chief Executive Officer of Franklin Mutual, rejoined Franklin Templeton Investments in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds.

F. David Segal, CFA, Portfolio Manager of Franklin Mutual, joined Franklin Templeton Investments in 2002 and has held his current position since that time.

Deborah A. Turner, CFA, Portfolio Manager of Franklin Mutual, joined Franklin Templeton Investments in 1996 and has held her current position since that time.

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Adviser to the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/GAMCO Small Company Value Portfolio. As of December 31, 2010, total assets under management for all clients were $32.5 billion.

Mario J. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolios. He has over 40 years’ experience in the investment industry.

Institutional Capital LLC (“ICAP”), 225 West Wacker Drive, Suite 2400, Chicago, IL 60606, manages the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio. ICAP is a registered investment adviser. As of December 31, 2010, ICAP had approximately $17.7 billion in assets under management.

Jerrold K. Senser and Tom Wenzel are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio.

Jerrold K. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. He heads the investment committee and is a lead portfolio manager for all ICAP’s investment strategies. Mr. Senser joined ICAP in 1986 and has portfolio management responsibilities since that time.

Tom Wenzel, Senior Executive Vice President and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all ICAP’s investment strategies. He joined ICAP in 1992 and has had portfolio management responsibility since that time.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, serves as the Adviser of the EQ/Van Kampen Comstock Portfolio. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly held company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2010 Invesco had over $616 billion in assets under management.

Jason S. Leder, Kevin C. Holt, Devin E. Armstrong, James N. Warwick and Matthew Seinsheimer have joint and primary responsibility for the day-to-day management of the Portfolio.

Jason S. Leder, has been a Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with Morgan Stanley Investment Management, Inc. (“MSIM”) since 1995 and a portfolio manager of the Portfolio since April 2005.

Kevin C. Holt, has been a Lead Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with MSIM since 1999 and a portfolio manager of the Portfolio since April 2005.

Devin E. Armstrong, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was Vice President and Portfolio Manager at MSIM since August 2004, and research analyst from August 2004 to July 2007. He has been a portfolio manager of the Portfolio since July 2007.

James N. Warwick, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was an Executive Director and Portfolio Manager at MSIM since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

Matthew Seinsheimer, has been Portfolio Manager of Invesco, who has been associated with Invesco and/or its affiliates in an investment management capacity since 1998.

J.P.Morgan Investment Management Inc. (“JPMorgan”) 270 Park Avenue, New York, New York 10016, has served as Adviser of the EQ/JPMorgan Value Opportunities Portfolio since December 13, 2004. JPMorgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2010, JPMorgan and its affiliates had $1.3 trillion in assets under management.

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Alan Gutmann, Vice President, is primarily responsible for the day-to-day management of the EQ/JPMorgan Value Opportunities Portfolio. Mr. Gutmann is a Vice President and Portfolio Manager in the Large Cap Value Strategy Team and has been with JPMorgan in this capacity since 2003.

Kelly B. Miller, Vice President, is a co-portfolio manager in the Large Cap Value Strategy Team. Ms. Miller has been with JPMorgan since 2002. Prior to becoming a portfolio manager she worked as an investment assistant for the U.S. Equity Team and an analyst on the U.S. Equity Client Portfolio Management Team.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973. Lord Abbett has provided investment advisory services since 1929. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2010, Lord Abbett had approximately $109.8 billion in assets under management.

The EQ/Lord Abbett Growth and Income Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap, and multi cap investment strategies. Mr. Fetch is primarily responsible for the day-to-day management of the Portfolio.

The EQ/Lord Abbett Large Cap Growth Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Daniel H. Frascarelli, Partner and Portfolio Manager. Mr. Frascarelli joined Lord Abbett in 1990 and has been a team member since the Portfolio’s inception. Mr. Frascarelli has served as a portfolio manager for several other investment strategies since 1993. Assisting Mr. Frascarelli is Randy M. Reynolds, Portfolio Manager. Mr. Reynolds joined the team in 2004 after having started with Lord Abbett in 1999. Mr. Reynolds has served as a quantitative and research analyst for several investment strategies. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Portfolio.

Marsico Capital Management LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, employee-owned, registered investment adviser. Marsico manages the Active Allocated Portion of the EQ/Large Cap Growth PLUS Portfolio. Marsico was organized in September 1997 as a Delaware limited liability company provides investment advisory services to other mutual funds and private accounts. As of December 31, 2010, Marsico had approximately $51 billion in assets under management.

Thomas F. Marsico is co-manager of the Active Allocated Portion of the Portfolio. Mr. Marsico, Chief Investment Officer of Marsico has over 25 years of experience as a securities analyst and portfolio manager.

A. Douglas Rao, is a co-manager of the Active Allocated Portion of the Portfolio. Mr. Rao is a portfolio manager and senior analyst with Marsico. He joined Marsico in 2005, as an analyst. Mr. Rao has been a portfolio manager since July 2007.

Coralie Witter, is a co-manager of the Active Allocated Portion of the Portfolio. Ms. Witter is a senior analyst and portfolio manager. She has been associated with Marsico as an investment professional since 2004 and has over 13 years experience in the financial services industry.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the EQ/MFS International Growth Portfolio since July 25, 2005. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2010, assets under management of the MFS organization were approximately $219 billion.

David Antonelli is responsible for the day-to-day portfolio management for the EQ/MFS International Growth Portfolio. Mr. Antonelli is Vice Chairman and Portfolio Manager at MFS. He has been employed in the investment area of MFS since 1991.

Montag & Caldwell, LLC (“Montag & Caldwell”), 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326, is the Adviser to the Portfolio. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945. As of December 31, 2010 Montag & Caldwell had $14.95 billion in assets under management.

Ronald E. Canakaris, Chairman and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the EQ/Montag & Caldwell Growth Portfolio and has more than 40 years’ experience in the investment industry. He has been Chief Investment Officer of Montag & Caldwell for more than 20 years.

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 522 Fifth Avenue, New York, NY 10036. MSIM Inc. has been the Adviser to the EQ/Morgan Stanley Mid Cap Growth Portfolio and the EQ/Global Multi-Sector Equity Portfolio since the Portfolios commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2010 MSIM Inc. had approximately $272.2 billion in assets under management.

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MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited (“MSIM Limited”), an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E114QA, England.

The Active Allocated Portion of the EQ/Global Multi-Sector Equity Portfolio is managed within MSIM Inc.’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, Scott Piper and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM Inc., and has been managing the EQ/Global Multi-Sector Equity Portfolio since 2001. He has been with MSIM Inc. in an investment management capacity since 1996.

James Cheng, a Managing Director of MSIM Company. Mr. Chang has been associated with MSIM Inc. since August 2006 and has been managing the Portfolio since 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited from January 2005 to July 2006.

Paul Psaila, a Managing Director of MSIM Inc., has been managing the EQ/Global Multi-Sector Equity Portfolio since its inception and has been an investment management professional with MSIM Inc. since 1994.

Eric Carlson, an Managing Director of MSIM Inc., has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing the EQ/Global Multi-Sector Equity Portfolio since October 2006.

Ana Cristina Piedrahita, an Executive Director of MSIM Inc., has been associated with MSIM Inc. in an investment managing capacity since 2002. She has been a member of the team managing the Portfolio since October 2006.

The Growth team is jointly responsible for the day-to-day management of the EQ/Morgan Stanley Mid Cap Growth Portfolio. The current members of the team include Dennis Lynch, David Cohen, Sam Chainani, Alexander Norton, Armistead Nash and Jason Yeung. Members of the team may change from time to time.

Dennis Lynch is a Managing Director with MSIM Inc. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years.

David Cohen is a Managing Director with MSIM Inc. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years.

Sam Chainani is a Managing Director with MSIM Inc. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years.

Alexander Norton is an Executive Director with MSIM Inc. He joined the firm in 2000 and has had portfolio management responsibility for more than five years.

Jason Yeung is an Executive Director with MSIM Inc. He joined the firm in 2002, and has had portfolio management responsibilities since September 2007. Prior to that time, Mr. Yeung was an Investor with MSIM Inc.

Armistead Nash is an Executive Director with MSIM Inc. He joined the firm in 2002 and has had portfolio management responsibilities since September 2008. Prior to that time, Mr. Nash was an Investor with MSIM Inc.

Northern Cross, LLC (“Northern LLC”), 125 Summer Street, Suite 1400, Boston, Massachusetts, 02110 is the Adviser to the Active Allocated Portion of the EQ/International Value PLUS Portfolio. Northern LLC serves as an adviser for institutional clients and as a subadviser for mutual funds and annuity contracts. As of December 31, 2010, Northern LLC had approximately $35.1 billion in assets under management. Howard Appleby, Jean-Francois Ducrest, James LaTorre, and Edward E. Wendell, Jr. are jointly and primarily responsible for the day-to-day management of the Portfolio.

Howard Appleby, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Jean-Francois Ducrest, Principal and Portfolio Manager of Northern Cross from 2003 to present.

James LaTorre, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Edward E. Wendell, Jr. Principal and Portfolio Manager of Northern Cross from 2003 to present.

OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York

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10281-1008. Oppenheimer has been an investment adviser since 1960. As of December 31, 2010, Oppenheimer, together with its affiliates, had over $182 billion in assets under management.

Rajeev Bhaman, CFA, Senior Vice President, is primarily responsible for the day-to-day management of the EQ/Oppenheimer Global Portfolio. He has held his current position since 1997 and he joined Oppenheimer in 1996.

Pacific Investment Management Company, LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the EQ/PIMCO Ultra Short Bond Portfolio. PIMCO has provided investment counseling since 1971. As of December 31, 2010, assets under management were $1.2 trillion.

Jerome Schneider, is responsible for the day-to-day management of the Portfolio. Mr. Schneider is also Executive Vice President of PIMCO. He joined PIMCO in 2008 as a portfolio manager. Prior to joining PIMCO, he served as a Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

SSgA Funds Management, Inc. (“SSgA FM”) is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is a wholly owned subsidiary of State Street Corporation. As of December 31, 2010, SSgA FM had over $200 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.

Each of the EQ/Large Cap Value Index Portfolio and the EQ/Mid Cap Index Portfolio is managed by SSgA’s Global Structured Products Group. Portfolio managers Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the Index Allocated Portion of each Portfolio.

Lynn Blake is a Senior Managing Director of SSgA FM, and CIO of Passive Equities. In this capacity, Ms. Blake oversees a team of 65 portfolio managers globally, and over 1,000 portfolios with assets in excess of $750 billion. In addition, Ms. Blake Co-Chairs the SSgA Fiduciary Committee and is a member of the North American Product Development Committee, the IT Steering Committee, and the Senior Management Group. Prior to her current role, she was Head of Non-US Markets of passive equities, responsible for overseeing the management of all non-US equity index strategies, as well as serving as portfolio manager for several equity index portfolios. Ms. Blake joined SSgA in 1987.

John Tucker is a Managing Director of SSgA FM, and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in their second largest investment center. Mr. Tucker joined State Street in 1988.

The EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Index Portfolio are managed by the SSgA’s Passive Fixed Income Team. Portfolio Managers John Kirby and Michael Brunell are jointly and primarily responsible for the day-to-day management of each Portfolio.

John Kirby is a Managing Director of SSgA. Mr. Kirby is the head of U.S. Beta Solutions and has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby’s responsibilities include risk management and product development.

Michael Brunell has been a member of the Fixed Income Index team since 2004. Mr. Brunell is a Vice President of SSgA FM. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Templeton Investment Counsel, LLC (“Templeton”), 500 E. Broward Boulevard, Fort Lauderdale, Florida 33394, is the Adviser to the Active Allocated Portion of the EQ/Templeton Global Equity Portfolio. Templeton is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Templeton, together with its affiliates, had $670.7 billion in assets under management.

Cindy Sweeting, CFA, Director of Portfolio Management of Templeton, is primarily responsible for the investments of the EQ/Templeton Global Equity Portfolio. She has served as a Portfolio Manager for the Portfolio since February 2008. From January 2008 to February 2011, she was President and Director of Portfolio Management of Templeton Global Advisers Limited. Prior to that time, Ms. Sweeting was Director of Research of the Templeton Global Equity Group. Ms. Sweeting has over 25 years of experience in the investment industry.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. T. Rowe Price was founded in 1937 and as of December 31, 2010, T. Rowe Price and its affiliates Price had $482 billion under management.

P. Robert Bartolo, CPA, CFA, has primary responsibility for managing the EQ/T. Rowe Price Growth Stock Portfolio. Mr. Bartolo is portfolio manager for the T. Rowe Price Growth Stock Fund. Mr. Bartolo is also a Vice President of T. Rowe Price and its affiliate T. Rowe Price Group, Inc. and his investment

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experience dates from 1997. Mr. Bartolo has been with T. Rowe Price since August 2002. He is also a portfolio manager in the Equity Division and serves on several of the Investment Advisory Committees for the firm. Mr. Bartolo has thirteen years of investment experience, eight of which have been at T. Rowe Price.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606, is the Adviser to the EQ/UBS Growth and Income Portfolio. As of December 31, 2010, UBS Global AM had approximately $152 billion in assets under management. UBS Global AM, is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management division, which had approximately $598 billion in assets under management as of December 31, 2010. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Thomas M. Cole, John C. Leonard and Thomas J. Digenan are the portfolio managers jointly and responsible for the day-to-day management of the EQ/UBS Growth and Income Portfolio.

Thomas M. Cole, CFA, is a Managing Director and Head of U.S. Equities and has held that position for more than five years. He leads the portfolio construction process and reviews the overall composition of the Portfolio. Mr. Cole joined UBS Global AM as an investment professional in 1985.

John C. Leonard, CFA, is a Managing Director and Global Head of Equities, has been for more than five years and is responsible for the construction of U.S. equity portfolios and the oversight of UBS Global AM’s Chicago-based strategy team. He has been with UBS Global AM as an investment professional since 1991. Mr. Leonard assists in portfolio construction.

Thomas J. Digenan, CFA, is a Managing Director and North American Equity Strategist. He assists in portfolio construction. Mr. Digenan joined UBS Global AM as an investment professional in 1993. He has been a North American Equities Strategist since 2001.

Wells Capital Management Inc., (“Wells Capital Management”) 525 Market Street, San Francisco, California 94105, serves as Adviser to EQ/Wells Fargo Omega Growth Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2010, Wells Capital Management (includes former Evergreen Investment Management Company, LLC) had approximately $365.6 billion in assets under management.

Thomas J. Pence, CFA and Michael T. Smith, CFA are jointly and primarily responsible for the day-to-day management of the EQ/Wells Fargo Omega Growth Portfolio.

Thomas J. Pence, CFA has been a Portfolio Manager with Wells Capital Management or an affiliate since 2005.

Michael T. Smith, CFA has been a Portfolio Manager and Investment Analyst with Wells Capital Management or an affiliate since 2005.

Wells Capital Management and its affiliate First International Advisors, LLC, (“First International”), 30 Fenchurch Street, London, England, United Kingdom, EC3M 3BD, serve as Advisers to the Active Allocated Portion of the EQ/Global Bond PLUS Portfolio. First International, offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2010, First International, managed over $6.1 billion.

Anthony Norris and Peter Wilson have joint and primary responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio.

Anthony Norris is Chief Investment Officer, Managing Director of Research and a senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 20 years.

Peter Wilson is Managing Director and senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 20 years.

Wellington Management Company, LLP (“Wellington Management”), 280 Congress Street, Boston, MA 02210, manages the Active Allocated Portion of the EQ/Mid Cap Value PLUS Portfolio. Wellington Management is a Massachusetts limited liability partnership and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

James N. Mordy, Senior Vice President and Equity Portfolio Manager, is responsible for the day-to-day management of the Active Allocated Portion of the EQ/Mid Cap Value PLUS Portfolio. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Wentworth Hauser and Violich, Inc. (“Wentworth”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”), each located at 301 Battery Street, Suite 400, San Francisco, CA 94111, manage the Active Allocated Portion of the EQ/International Core PLUS Portfolio. Wentworth has been providing investment advisory services since 1937. As of December 31, 2010, Wentworth had approximately $15.2 billion in assets under management. Hirayama Investments provides subadvisory services to Wentworth with respect to certain clients utilizing Wentworth’s international and global strategies.

186	Management of the Trust	EQ Advisors Trust

Richard K. Hirayama is responsible for the day-to-day management of the Active Allocated Portion of the EQ/International Core PLUS Portfolio. Mr. Hirayama, Senior Vice President, Portfolio Manager and Security Analyst joined Wentworth in 1990 and has had portfolio management responsibilities since that time. Mr. Hirayama is also the managing member of Hirayama Investments and has had portfolio management responsibilities since its effective date of January 1, 2009.

AXA Equitable, through its Funds Management Group unit, (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the ETF Allocated Portion of and the models used to manage portions of each of the EQ/Equity Growth PLUS Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core PLUS Portfolio, EQ/ International Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Large Cap Value PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Quality Bond PLUS Portfolio. In addition, AXA Equitable oversees the models used to manage portions of the EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio. As of December 31, 2010, AXA Equitable had approximately $89.8 billion in assets under management.

A committee of AXA FMG investment personnel (“Investment Committee”) manages the ETF Allocated Portions and the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio. The Investment Committee also is responsible for the allocation of assets between the allocated portions of the EQ/Quality Bond PLUS Portfolio. The Investment Committee also is responsible for determining the allocation of assets between the actively and passively managed portions of the EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, and EQ/Templeton Global Equity Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds and for the ETF Allocated Portions since May 25, 2007 and for the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio since October 26, 2010. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® is a Vice President of AXA Equitable since February 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as Assistant Vice President of AXA Equitable since 2008. He joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Legal Proceedings Relating to the Advisers

AllianceBernstein L.P.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against the Adviser; AllianceBernstein Holding L.P. (“Holding”); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser (“AllianceBernstein defendants”); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under the Employment Retirement Income Security Act (“ERISA”) by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund de-

EQ Advisors Trust	Management of the Trust	187

rivative and ERISA actions. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed to plaintiffs. A final settlement was approved by the Court in 2010, and the settlement fund is currently being distributed according to the Court ordered plan. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund’s shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Advisers, Inc. and Templeton Global Advisors Limited

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

OppenheimerFunds, Inc. (“OFI”)

Pending Litigation. During 2009, a number of lawsuits have been filed in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and certain Oppenheimer mutual funds (“Defendant Funds”) advised by OFI and distributed by OFDI (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

A lawsuit has been brought in state court against OFI, OFDI and another subsidiary of OFDI, on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against OFI and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contact, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorney’s fees and litigation expenses. An agreement in principal has been reached to settle the lawsuits on behalf of Oregon College Savings Plan Trust.

Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of OFI, against OFI and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named OFDI, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

OFI believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or OFDI to perform their respective duties to the Fund, and that outcome of all the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

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Pacific Investment Management Company, LLC (“PIMCO”)

In Kohen v. Pacific Investment Management Company LLC (“PIMCO”) and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

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5. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of the average daily net assets attributable to Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The co-distributors may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

190	Fund distribution arrangements	EQ Advisors Trust

6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g. EQ/International Equity Index Portfolio, EQ/International Value PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/International Core PLUS Portfolio, EQ/Oppenheimer Global Portfolio, iShares MSCI Mexico Index Fund), in securities of small- and mid-capitalization companies (e.g. EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Mid Cap Value PLUS Portfolio, iShares Russell Midcap lndex Fund), or in high-yield securities (SPDR® Barclays Capital High Yield Bond ETF) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, AXA Equitable may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive

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transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of AXA Equitable’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by AXA Equitable.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

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8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios (other than the EQ/Money Market Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

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9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

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10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/AllianceBernstein Small Cap Growth Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2010	2009	2008	2007		2006		2010		2009		2008		2007		2006
Net asset value, beginning of year	$12.33	$9.08	$16.39	$16.37		$16.28		$11.88		$8.76		$15.85		$15.95		$15.93

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)	0.02 (e)	(0.05	)(e)	(0.09	)(e)	(0.01	)(e)	—	#(e)	(0.01	)(e)	(0.09	)(e)	(0.13	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.12	3.25	(7.31)	2.73		1.60		3.96		3.12		(7.06)		2.65		1.57

Total from investment operations	4.14	3.27	(7.29)	2.68		1.51		3.95		3.12		(7.07)		2.56		1.44

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	— #	—		—		—		—	#	—		—		—
Distributions from net realized gains	—	—	(0.02)	(2.66)		(1.42)		—		—		(0.02)		(2.66)		(1.42)

Total dividends and distributions	(0.01)	(0.02)	(0.02)	(2.66)		(1.42)		—		—	#	(0.02)		(2.66)		(1.42)

Net asset value, end of year	$16.46	$12.33	$9.08	$16.39		$16.37		$15.83		$11.88		$8.76		$15.85		$15.95

Total return	33.56%	36.00%	(44.52)%	17.00%		9.28%		33.25%		35.64%		(44.66)%		16.70%		8.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,006,467	$725,459	$308,472	$542,826		$509,593		$643,902		$491,589		$402,055		$771,708		$720,886
Ratio of expenses to average net assets:
After fees paid indirectly	0.86%	0.89%	0.87%	0.86%		0.83%		1.11%		1.14%		1.12%		1.11%		1.08%
Before fees paid indirectly	0.86%	0.90%	0.89%	0.87%		0.84%		1.11%		1.15%		1.14%		1.12%		1.09%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.15%	0.24%	0.17%	(0.26)%		(0.51)%		(0.10)%		0.03%		(0.08)%		(0.51)%		(0.76)%
Before fees paid indirectly	0.15%	0.23%	0.15%	(0.27)%		(0.52)%		(0.11)%		0.02%		(0.10)%		(0.52)%		(0.77)%
Portfolio turnover rate	52%	64%	115%	84%		74%		52%		64%		115%		84%		74%

196	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AXA Franklin Small Cap Value Core Portfolio

	Class IA						Class IB
	Year Ended December 31,				September 15, 2006* to December 31, 2006		Year Ended December 31,						September 15, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008	2007
Net asset value, beginning of period	$8.23	$6.48	$9.84	$10.85	$10.00		$8.24	$6.49		$9.84	$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.08 (e)	0.11 (e)	0.12 (e)	0.03	(e)	0.02 (e)	0.07	(e)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.98	1.76	(3.39)	(1.03)	0.84		1.99	1.75		(3.37)	(1.03)		0.85

Total from investment operations	2.02	1.84	(3.28)	(0.91)	0.87		2.01	1.82		(3.28)	(0.94)		0.87

Less distributions:
Dividends from net investment income	(0.04)	(0.09)	(0.08)	(0.07)	(0.02)		(0.02)	(0.07)		(0.07)	(0.04)		(0.02)
Distributions from net realized gains	—	—	—	(0.03)	—		—	—		—	(0.03)		—

Total dividends and distributions	(0.04)	(0.09)	(0.08)	(0.10)	(0.02)		(0.02)	(0.07)		(0.07)	(0.07)		(0.02)

Net asset value, end of period	$10.21	$8.23	$6.48	$9.84	$10.85		$10.23	$8.24		$6.49	$9.84		$10.85

Total return(b)	24.57%	28.44%	(33.28)%	(8.39)%	8.74%		24.35%	28.07%		(33.35)%	(8.63)%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$275,810	$234,697	$286,642	$246,846	$2,287		$150,374	$114,966		$84,282	$67,492		$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.91%	0.96%	1.05%	1.05%	1.05%		1.16%	1.21	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly(a)	0.91%	0.75%	1.05%	1.05%	1.05%		1.16%	0.97%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly(a)	0.92%	0.97%	1.08%	1.08%	2.90	%(c)	1.17%	1.22	%(c)	1.33%	1.33	%(c)	3.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.47%	1.00%	1.26%	1.12%	1.07%		0.22%	0.73%		1.02%	0.78%		0.66%
After waivers, reimbursements and fees paid indirectly(a)	0.47%	1.21%	1.26%	1.12%	1.07%		0.22%	0.96%		1.02%	0.78%		0.66%
Before waivers, reimbursements and fees paid indirectly(a)	0.46%	0.98%	1.23%	1.09%	(1.45)%		0.21%	0.72%		0.99%	0.73%		(1.07)%
Portfolio turnover rate	16%	57%	30%	3%	0%		16%	57%		30%	3%		0%

EQ Advisors Trust	Financial Highlights	197

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.30	$9.67	$15.66	$17.03	$15.06	$12.34	$9.69	$15.70	$17.07	$15.09

Income (loss) from investment operations:
Net investment income (loss)	0.19 (e)	0.22 (e)	0.27 (e)	0.25 (e)	0.26 (e)	0.16 (e)	0.19 (e)	0.24 (e)	0.21 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	1.36	2.72	(5.95)	(0.03)	2.92	1.35	2.74	(5.97)	(0.03)	2.93

Total from investment operations	1.55	2.94	(5.68)	0.22	3.18	1.51	2.93	(5.73)	0.18	3.15

Less distributions:
Dividends from net investment income	(0.20)	(0.31)	(0.25)	(0.24)	(0.25)	(0.16)	(0.28)	(0.22)	(0.20)	(0.21)
Distributions from net realized gains	—	—	(0.06)	(1.35)	(0.96)	—	—	(0.06)	(1.35)	(0.96)

Total dividends and distributions	(0.20)	(0.31)	(0.31)	(1.59)	(1.21)	(0.16)	(0.28)	(0.28)	(1.55)	(1.17)

Net asset value, end of year	$13.65	$12.30	$9.67	$15.66	$17.03	$13.69	$12.34	$9.69	$15.70	$17.07

Total return	12.60%	30.51%	(36.36)%	1.43%	21.18%	12.28%	30.33%	(36.55)%	1.17%	20.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$503,310	$455,102	$1,948,563	$2,516,049	$1,915,669	$1,533,557	$1,339,930	$969,097	$1,584,756	$1,636,862
Ratio of expenses to average net assets:
After fees paid indirectly	0.70%	0.71%	0.68%	0.67%	0.65%	0.94%	0.96%	0.93%	0.92%	0.90%
Before fees paid indirectly	0.70%	0.72%	0.68%	0.68%	0.66%	0.95%	0.97%	0.93%	0.93%	0.91%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.56%	2.26%	2.08%	1.44%	1.61%	1.31%	1.85%	1.81%	1.19%	1.36%
Before fees paid indirectly	1.55%	2.25%	2.07%	1.43%	1.61%	1.30%	1.84%	1.81%	1.18%	1.35%
Portfolio turnover rate	56%	44%	48%	50%	38%	56%	44%	48%	50%	38%

198	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Boston Advisors Equity Income Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007	2006
Net asset value, beginning of year	$4.64	$4.26	$6.54	$6.91	$6.35	$4.66	$4.27	$6.56		$6.93	$6.36

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.13 (e)	0.21 (e)	0.14 (e)	0.11 (e)	0.11 (e)	0.17	(e)	0.19 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	0.62	0.38	(2.20)	0.05	0.88	0.62	0.39	(2.26)		0.05	0.89

Total from investment operations	0.74	0.50	(2.07)	0.26	1.02	0.73	0.50	(2.09)		0.24	1.01

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.14)	(0.15)	(0.14)	(0.12)	(0.11)	(0.13)		(0.13)	(0.12)
Distributions from net realized gains	—	—	(0.07)	(0.48)	(0.32)	—	—	(0.07)		(0.48)	(0.32)

Total dividends and distributions	(0.13)	(0.12)	(0.21)	(0.63)	(0.46)	(0.12)	(0.11)	(0.20)		(0.61)	(0.44)

Net asset value, end of year	$5.25	$4.64	$4.26	$6.54	$6.91	$5.27	$4.66	$4.27		$6.56	$6.93

Total return	16.00%	11.82%	(32.11)%	3.89%	16.17%	15.65%	11.74%	(32.34)%		3.61%	16.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$413,037	$484,617	$376,369	$123,390	$104,746	$317,193	$277,367	$247,769		$343,385	$344,728
Ratio of expenses to average net assets:
After waivers	0.80%	0.80%	0.80%	0.80%	0.80%	1.05%	1.05%	1.05%		1.05%	1.05%
After waivers and fees paid indirectly	0.80%	0.80%	0.80%	0.80%	0.80%	1.05%	1.05%	1.05%		1.05%	1.05%
Before waivers and fees paid indirectly	0.88%	0.90%	0.92%	0.89%	0.87%	1.13%	1.15%	1.17	%(c)	1.14%	1.12%
Ratio of net investment income to average net assets:
After waivers	2.42%	3.01%	2.61%	2.93%	2.09%	2.18%	2.78%	3.07%		2.68%	1.84%
After waivers and fees paid indirectly	2.42%	3.01%	2.61%	2.93%	2.09%	2.18%	2.78%	3.07%		2.68%	1.84%
Before waivers and fees paid indirectly	2.34%	2.91%	2.49%	2.84%	2.02%	2.10%	2.68%	2.97%		2.59%	1.77%
Portfolio turnover rate	64%	88%	88%	65%	84%	64%	88%	88%		65%	84%

EQ Advisors Trust	Financial Highlights	199

Financial Highlights (cont’d)

EQ/Calvert Socially Responsible Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010		2009		2008	2007		2006
Net asset value, beginning of year	$6.47	$4.95	$9.20	$8.62	$8.26	$6.40		$4.90		$9.10	$8.53		$8.19

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.03 (e)	0.04 (e)	0.04 (e)	0.03 (e)	—	##(e)	0.01	(e)	0.02 (e)	0.02	(e)	—	##(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81	1.52	(4.16)	1.02	0.42	0.79		1.50		(4.10)	1.00		0.43

Total from investment operations	0.82	1.55	(4.12)	1.06	0.45	0.79		1.51		(4.08)	1.02		0.43

Less distributions:
Dividends from net investment income	— ##	(0.03)	(0.03)	(0.05)	—	—	##	(0.01)		(0.02)	(0.02)		—
Distributions from net realized gains	—	—	(0.10)	(0.43)	(0.09)	—		—		(0.10)	(0.43)		(0.09)

Total dividends and distributions	— ##	(0.03)	(0.13)	(0.48)	(0.09)	—	##	(0.01)		(0.12)	(0.45)		(0.09)

Net asset value, end of year	$7.29	$6.47	$4.95	$9.20	$8.62	$7.19		$6.40		$4.90	$9.10		$8.53

Total return	12.73%	31.33%	(45.10)%	12.38%	5.50%	12.40%		30.90%		(45.18)%	12.10%		5.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,185	$3,444	$2,956	$6,475	$7,005	$75,140		$70,302		$53,313	$94,220		$79,100
Ratio of expenses to average net assets:
After waivers	0.85%	0.89%	0.81%	0.80%	0.80%	1.10%		1.14%		1.06%	1.05%		1.05%
Before waivers	0.85%	0.92%	0.89%	0.88%	0.87%	1.10%		1.17	%(c)	1.14%	1.13	%(c)	1.12	%(c)
Ratio of net investment income to average net assets:
After waivers	0.17%	0.52%	0.56%	0.48%	0.34%	(0.07)%		0.26%		0.32%	0.23%		(0.01)%
Before waivers	0.17%	0.50%	0.48%	0.41%	0.27%	(0.07)%		0.24%		0.24%	0.16%		(0.06)%
Portfolio turnover rate	56%	62%	79%	57%	61%	56%		62%		79%	57%		61%

200	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Capital Guardian Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007		2006
Net asset value, beginning of year	$11.69	$8.79	$14.82	$14.01	$13.07	$11.69	$8.79	$14.78	$14.01		$13.06

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.05 (e)	0.06 (e)	0.05 (e)	0.03 (e)	0.05 (e)	0.03 (e)	0.02 (e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	2.91	(6.01)	0.76	0.97	1.46	2.90	(5.99)	0.77		0.97

Total from investment operations	1.55	2.96	(5.95)	0.81	1.00	1.51	2.93	(5.97)	0.77		0.97

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.08)	—	(0.06)	(0.05)	(0.03)	(0.02)	—		(0.02)

Net asset value, end of year	$13.16	$11.69	$8.79	$14.82	$14.01	$13.15	$11.69	$8.79	$14.78		$14.01

Total return	13.29%	33.73%	(40.24)%	5.78%	7.63%	12.92%	33.39%	(40.38)%	5.50%		7.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,469	$586	$498	$8,206	$139	$368,866	$355,755	$285,492	$476,867		$402,219
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%		0.95%
After waivers and fees paid indirectly	0.69%	0.69%	0.69%	0.70%	0.69%	0.94%	0.94%	0.94%	0.95%		0.94%
Before waivers and fees paid indirectly	0.78%	0.81%	0.80%	0.79%	0.78%	1.03%	1.06%	1.05%	1.04%		1.03%
Ratio of net investment income to average net assets:
After waivers	0.73%	0.54%	0.42%	0.36%	0.24%	0.39%	0.34%	0.16%	0.01%		(0.01)%
After waivers and fees paid indirectly	0.74%	0.55%	0.43%	0.36%	0.25%	0.40%	0.35%	0.17%	0.01%		—	‡‡
Before waivers and fees paid indirectly	0.65%	0.43%	0.32%	0.27%	0.17%	0.31%	0.23%	0.06%	(0.08)%		(0.09)%
Portfolio turnover rate	27%	50%	43%	39%	33%	27%	50%	43%	39%		33%

EQ Advisors Trust	Financial Highlights	201

Financial Highlights (cont’d)

EQ/Capital Guardian Research Portfolio(h)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.56	$8.12	$13.87	$13.94	$12.50	$10.57	$8.13	$13.88	$13.95	$12.51

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.13 (e)	0.13 (e)	0.11 (e)	0.08 (e)	0.10 (e)	0.10 (e)	0.09 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments	1.58	2.45	(5.55)	0.13	1.44	1.59	2.45	(5.54)	0.13	1.45

Total from investment operations	1.69	2.57	(5.42)	0.26	1.55	1.67	2.55	(5.44)	0.22	1.52

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.13)	(0.18)	(0.11)	(0.08)	(0.11)	(0.11)	(0.14)	(0.08)
Distributions from net realized gains	—	—	(0.20)	(0.15)	—	—	—	(0.20)	(0.15)	—

Total dividends and distributions	(0.11)	(0.13)	(0.33)	(0.33)	(0.11)	(0.08)	(0.11)	(0.31)	(0.29)	(0.08)

Net asset value, end of year	$12.14	$10.56	$8.12	$13.87	$13.94	$12.16	$10.57	$8.13	$13.88	$13.95

Total return	16.07%	31.73%	(39.50)%	1.89%	12.32%	15.86%	31.36%	(39.62)%	1.63%	12.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,883	$22,197	$18,434	$36,235	$4,494	$1,208,277	$1,179,755	$1,011,551	$1,997,795	$1,060,928
Ratio of expenses to average net assets:
After waivers	0.72%	0.72%	0.70%	0.70%	0.70%	0.97%	0.97%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.72%	0.71%	0.69%	0.70%	0.69%	0.97%	0.96%	0.94%	0.95%	0.94%
Before waivers and fees paid indirectly	0.77%	0.79%	0.77%	0.76%	0.75%	1.02%	1.04%	1.02%	1.01%	1.00%
Ratio of net investment income to average net assets:
After waivers	1.01%	1.39%	1.14%	0.92%	0.81%	0.76%	1.15%	0.89%	0.59%	0.56%
After waivers and fees paid indirectly	1.01%	1.41%	1.15%	0.93%	0.82%	0.76%	1.16%	0.90%	0.59%	0.57%
Before waivers and fees paid indirectly	0.96%	1.32%	1.08%	0.86%	0.76%	0.71%	1.08%	0.83%	0.52%	0.51%
Portfolio turnover rate	25%	53%	41%	68%	28%	25%	53%	41%	68%	28%

202	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Common Stock Index Portfolio(ee)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.04	$11.11	$20.27	$19.80	$18.09	$13.96	$11.05	$20.16	$19.69	$17.99

Income (loss) from investment operations:
Net investment income (loss)	0.22 (e)	0.24 (e)	0.29 (e)	0.25 (e)	0.27 (e)	0.18 (e)	0.21 (e)	0.25 (e)	0.19 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments and futures	2.04	2.94	(9.14)	0.48	1.72	2.04	2.91	(9.08)	0.49	1.71

Total from investment operations	2.26	3.18	(8.85)	0.73	1.99	2.22	3.12	(8.83)	0.68	1.93

Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.31)	(0.26)	(0.28)	(0.19)	(0.21)	(0.28)	(0.21)	(0.23)

Net asset value, end of year	$16.07	$14.04	$11.11	$20.27	$19.80	$15.99	$13.96	$11.05	$20.16	$19.69

Total return	16.14%	28.68%	(43.67)%	3.73%	11.01%	15.93%	28.31%	(43.81)%	3.48%	10.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,823,474	$3,688,279	$3,168,157	$6,425,334	$7,114,739	$1,297,833	$1,256,746	$1,034,651	$2,090,492	$2,364,942
Ratio of expenses to average net assets:
After fees paid indirectly	0.47%	0.49%	0.46%	0.59%	0.55%	0.72%	0.74%	0.71%	0.84%	0.80%
Before fees paid indirectly	0.47%	0.49%	0.61%	0.60%	0.57%	0.72%	0.74%	0.86%	0.85%	0.82%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.53%	2.02%	1.79%	1.21%	1.43%	1.28%	1.77%	1.54%	0.96%	1.18%
Before fees paid indirectly	1.53%	2.02%	1.64%	1.20%	1.42%	1.28%	1.77%	1.39%	0.95%	1.17%
Portfolio turnover rate	10%	4%	83%	44%	35%	10%	4%	83%	44%	35%

EQ Advisors Trust	Financial Highlights	203

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio(ff)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007	2006
Net asset value, beginning of year	$9.39	$9.36	$10.80	$10.96	$11.00	$9.40	$9.37		$10.81		$10.97	$11.01

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.30 (e)	0.45 (e)	0.56 (e)	0.55 (e)	0.26 (e)	0.27	(e)	0.42	(e)	0.53 (e)	0.50	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.28	(0.02)†	(1.39)	(0.20)	(0.08)	0.28	(0.01	)†	(1.39)		(0.20)	(0.06)

Total from investment operations	0.56	0.28	(0.94)	0.36	0.47	0.54	0.26		(0.97)		0.33	0.44

Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.50)	(0.52)	(0.51)	(0.22)	(0.23)		(0.47)		(0.49)	(0.48)

Net asset value, end of year	$9.71	$9.39	$9.36	$10.80	$10.96	$9.72	$9.40		$9.37		$10.81	$10.97

Total return	6.03%	2.96%	(8.70)%	3.35%	4.28%	5.76%	2.70%		(8.93)%		3.08%	4.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,775,848	$2,975,095	$102,806	$633,814	$105,248	$1,308,869	$1,222,648		$1,104,157		$1,529,392	$1,491,463
Ratio of expenses to average net assets	0.47%	0.49%	0.57%	0.56%	0.56%	0.72%	0.74	%(c)	0.82	%(c)	0.81%	0.81	%(c)
Ratio of net investment income (loss) to average net assets	2.85%	3.15%	4.24%	5.02%	4.87%	2.64%	2.91%		4.05%		4.78%	4.50%
Portfolio turnover rate	83%	189%	462%	513%	543%	83%	189%		462%		513%	543%

204	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Davis New York Venture Portfolio

	Class IA						Class IB
	Year Ended December 31,				August 31, 2006* to December 31, 2006		Year Ended December 31,							August 31, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008		2007
Net asset value, beginning of period	$8.78	$6.71	$11.13	$10.80	$10.00		$8.78	$6.71		$11.13		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09 (e)	0.09 (e)	0.12 (e)	0.07	(e)	0.05 (e)	0.10	(e)	0.07	(e)	0.10	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.98	2.13 †	(4.44)	0.32	0.76		0.97	2.10	†	(4.44)		0.31		0.78

Total from investment operations	1.05	2.22	(4.35)	0.44	0.83		1.02	2.20		(4.37)		0.41		0.82

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.07)	(0.08)	(0.03)		(0.07)	(0.13)		(0.05)		(0.05)		(0.02)
Distributions from net realized gains	—	—	—	(0.03)	—	#	—	—		—		(0.03)		—	#

Total dividends and distributions	(0.10)	(0.15)	(0.07)	(0.11)	(0.03)		(0.07)	(0.13)		(0.05)		(0.08)		(0.02)

Net asset value, end of period	$9.73	$8.78	$6.71	$11.13	$10.80		$9.73	$8.78		$6.71		$11.13		$10.80

Total return(b)	11.96%	33.13%	(39.11)%	4.09%	8.30%		11.68%	32.79%		(39.27)%		3.81%		8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,869	$30,527	$691,615	$250,993	$2,681		$392,007	$367,431		$259,138		$289,159		$64,531
Ratio of expenses to average net assets:
After waivers(a)	0.99%	1.02%	1.00%	1.03%	1.05%		1.24%	1.27	%(c)	1.25	%(c)	1.28	%(c)	1.30%
After waivers and fees paid indirectly(a)	0.99%	1.00%	0.97%	1.00%	1.02%		1.24%	1.19%		1.22%		1.25	%(c)	1.27%
Before waivers and fees paid indirectly(a)	0.99%	1.02%	1.00%	1.03%	1.59	%(c)	1.24%	1.27	%(c)	1.25	%(c)	1.28%		1.84	%(c)
Ratio of net investment income to average net assets:
After waivers(a)	0.79%	1.36%	1.00%	1.05%	1.83%		0.53%	1.31%		0.72%		0.86%		0.96%
After waivers and fees paid indirectly(a)	0.79%	1.38%	1.03%	1.08%	1.86%		0.53%	1.40%		0.75%		0.89%		1.00%
Before waivers and fees paid indirectly(a)	0.79%	1.36%	1.00%	1.05%	0.28%		0.53%	1.31%		0.72%		0.86%		0.49%
Portfolio turnover rate	17%	27%	19%	9%	0	%‡	17%	27%		19%		9%		0	%‡

EQ Advisors Trust	Financial Highlights	205

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007		2006	2010	2009	2008	2007		2006
Net asset value, beginning of year	$19.44	$15.76	$26.05	$25.92		$23.52	$19.34	$15.68	$25.92	$25.79		$23.41

Income (loss) from investment operations:
Net investment income (loss)	0.34 (e)	0.37 (e)	0.43 (e)	0.43	(e)	0.39 (e)	0.29 (e)	0.33 (e)	0.37 (e)	0.36	(e)	0.33 (e)
Net realized and unrealized gain (loss) on investments and futures	2.51	3.74	(10.07)	0.90	(z)	3.22	2.49	3.71	(10.01)	0.90	(z)	3.19

Total from investment operations	2.85	4.11	(9.64)	1.33		3.61	2.78	4.04	(9.64)	1.26		3.52

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.43)	(0.44)		(0.41)	(0.29)	(0.33)	(0.38)	(0.37)		(0.34)
Distributions from net realized gains	—	(0.05)	(0.22)	(0.76)		(0.80)	—	(0.05)	(0.22)	(0.76)		(0.80)

Total dividends and distributions	(0.35)	(0.43)	(0.65)	(1.20)		(1.21)	(0.29)	(0.38)	(0.60)	(1.13)		(1.14)

Net asset value, end of year	$21.94	$19.44	$15.76	$26.05		$25.92	$21.83	$19.34	$15.68	$25.92		$25.79

Total return	14.66%	26.18%	(37.16)%	5.22	%(z)	15.37%	14.39%	25.85%	(37.32)%	4.97	%(z)	15.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,354,694	$1,256,337	$1,030,854	$1,600,697		$1,615,477	$1,634,200	$1,507,813	$1,193,767	$2,062,991		$2,142,776
Ratio of expenses to average net assets	0.37%	0.39%	0.39%	0.38%		0.35%	0.62%	0.64%	0.64%	0.63%		0.60%
Ratio of net investment income (loss) to average net assets	1.70%	2.23%	1.99%	1.58%		1.58%	1.45%	1.98%	1.72%	1.33%		1.33%
Portfolio turnover rate	5%	9%	9%	4%		4%	5%	9%	9%	4%		4%

206	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Equity Growth PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$13.07	$10.34	$17.70	$16.90	$15.86	$13.00	$10.26		$17.56	$16.78	$15.75

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.13 (e)	0.12 (e)	0.09 (e)	0.07 (e)	0.03 (e)	0.10	(e)	0.07 (e)	0.05 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.96	2.73	(7.17)	2.30	1.42	1.96	2.74		(7.08)	2.27	1.41

Total from investment operations	2.03	2.86	(7.05)	2.39	1.49	1.99	2.84		(7.01)	2.32	1.44

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.16)	(0.08)	(0.07)	(0.04)	(0.10)		(0.14)	(0.03)	(0.03)
Distributions from net realized gains	—	—	(0.13)	(1.51)	(0.38)	—	—		(0.13)	(1.51)	(0.38)
Return of capital	—	—	(0.02)	—	—	—	—		(0.02)	—	—

Total dividends and distributions	(0.08)	(0.13)	(0.31)	(1.59)	(0.45)	(0.04)	(0.10)		(0.29)	(1.54)	(0.41)

Net asset value, end of year	$15.02	$13.07	$10.34	$17.70	$16.90	$14.95	$13.00		$10.26	$17.56	$16.78

Total return	15.53%	27.71%	(40.15)%	14.33%	9.55%	15.32%	27.70%		(40.32)%	14.08%	9.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,946	$64,128	$72,928	$1,968,509	$1,406,085	$1,836,680	$1,856,981		$1,590,410	$2,628,736	$2,250,340
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.80%	0.90%	0.90%	0.90%	0.99%	1.05	%(c)	1.15%	1.15%	1.15%
After waivers, reimbursements and fees paid indirectly	0.74%	0.72%	0.90%	0.90%	0.89%	0.99%	0.97	%(c)	1.15%	1.15%	1.14%
Before waivers, reimbursements and fees paid indirectly	0.75%	0.80%	0.98%	0.98%	0.95%	1.00%	1.05	%(c)	1.23%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.50%	1.09%	0.75%	0.50%	0.46%	0.26%	0.84%		0.52%	0.26%	0.20%
After waivers, reimbursements and fees paid indirectly	0.50%	1.17%	0.76%	0.50%	0.46%	0.26%	0.92%		0.52%	0.26%	0.21%
Before waivers, reimbursements and fees paid indirectly	0.49%	1.08%	0.67%	0.42%	0.40%	0.25%	0.83%		0.44%	0.18%	0.15%
Portfolio turnover rate	41%	157%	89%	71%	66%	41%	157%		89%	71%	66%

EQ Advisors Trust	Financial Highlights	207

Financial Highlights (cont’d)

EQ/Franklin Core Balanced Portfolio

	Class IA						Class IB
	Year Ended December 31,				September 15, 2006* to December 31, 2006		Year Ended December 31,						September 15, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008		2007
Net asset value, beginning of period	$7.94	$6.40	$10.28	$10.41	$10.00		$7.94	$6.40		$10.28		$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.31 (e)	0.36 (e)	0.64 (e)	0.63 (e)	0.13	(e)	0.28 (e)	0.34	(e)	0.61	(e)	0.54 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.60	1.62	(3.93)	(0.38)	0.35		0.61	1.62		(3.92)		(0.32)	0.35

Total from investment operations	0.91	1.98	(3.29)	0.25	0.48		0.89	1.96		(3.31)		0.22	0.47

Less distributions:
Dividends from net investment income	(0.28)	(0.44)	(0.59)	(0.35)	(0.07)		(0.26)	(0.42)		(0.57)		(0.32)	(0.06)
Distributions from net realized gains	—	—	—	(0.03)	—		—	—		—		(0.03)	—

Total dividends and distributions	(0.28)	(0.44)	(0.59)	(0.38)	(0.07)		(0.26)	(0.42)		(0.57)		(0.35)	(0.06)

Net asset value, end of period	$8.57	$7.94	$6.40	$10.28	$10.41		$8.57	$7.94		$6.40		$10.28	$10.41

Total return (b)	11.55%	30.97%	(31.65)%	2.36%	4.81%		11.27%	30.62%		(31.83)%		2.07%	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$483,418	$463,554	$363,213	$275,884	$1,572		$642,301	$693,459		$500,707		$713,523	$153,843
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.83%	0.91%	1.05%	1.05%	1.05%		1.08%	1.16	%(c)	1.30%		1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	0.83%	0.84%	1.05%	1.05%	1.05%		1.08%	1.09	%(c)	1.30	%(c)	1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly (a)	0.84%	0.91%	1.05%	1.05%	1.28	%(c)	1.09%	1.16	%(c)	1.30%		1.30%	1.53	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.72%	5.02%	7.22%	5.83%	4.31%		3.47%	4.66%		6.79%		5.06%	4.03%
After waivers, reimbursements and fees paid indirectly (a)	3.72%	5.09%	7.22%	5.83%	4.31%		3.47%	4.72%		6.79%		5.06%	4.03%
Before waivers, reimbursements and fees paid indirectly (a)	3.71%	5.02%	7.22%	5.83%	3.65%		3.46%	4.66%		6.79%		5.06%	3.80%
Portfolio turnover rate	77%	106%	57%	20%	7%		77%	106%		57%		20%	7%

208	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/GAMCO Mergers and Acquisitions Portfolio

	Class IA						Class IB
	Year Ended December 31,					June 8, 2007* to December 31, 2007	Year Ended December 31,
	2010		2009		2008		2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.68		$10.04		$12.22	$13.28	$11.66		$10.05		$12.23	$12.45		$11.61

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	(0.02	)(e)	0.08 (e)	0.09 (e)	(0.08	)(e)	(0.05	)(e)	0.05 (e)	0.11	(e)	0.25 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.20		1.72		(1.73)	(0.48)	1.20		1.72		(1.72)	0.31		1.16

Total from investment operations	1.15		1.70		(1.65)	(0.39)	1.12		1.67		(1.67)	0.42		1.41

Less distributions:
Dividends from net investment income	—		—		(0.08)	(0.12)	—		—		(0.06)	(0.09)		(0.23)
Distributions from net realized gains	(0.32)		(0.06)		(0.45)	(0.55)	(0.32)		(0.06)		(0.45)	(0.55)		(0.34)

Total dividends and distributions	(0.32)		(0.06)		(0.53)	(0.67)	(0.32)		(0.06)		(0.51)	(0.64)		(0.57)

Net asset value, end of period	$12.51		$11.68		$10.04	$12.22	$12.46		$11.66		$10.05	$12.23		$12.45

Total return(b)	9.83%		16.94%		(13.62)%	(2.87)%	9.59%		16.63%		(13.83)%	3.42%		12.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,619		$8,991		$6,549	$10,580	$221,495		$171,255		$138,558	$165,261		$115,091
Ratio of expenses to average net assets:
After fees paid indirectly(a)	1.02%		1.06%		1.12%	1.08%	1.28%		1.31%		1.37%	1.33	%(c)	1.37%
Before fees paid indirectly(a)	1.05%		1.08%		1.13%	1.09%	1.30%		1.33%		1.38%	1.34	%(c)	1.45%
Ratio of net investment income to average net assets:
After fees paid indirectly(a)	(0.43)%		(0.23)%		0.71%	1.19%	(0.69)%		(0.46)%		0.46%	0.86%		2.05%
Before fees paid indirectly(a)	(0.45)%		(0.24)%		0.69%	1.17%	(0.71)%		(0.48)%		0.44%	0.83%		1.97%
Portfolio turnover rate	326%		206%		231%	268%	326%		206%		231%	268%		249%

EQ Advisors Trust	Financial Highlights	209

Financial Highlights (cont’d)

EQ/GAMCO Small Company Value Portfolio

	Class IA				Class IB
	Year Ended December 31,			July 13, 2007* to December 31, 2007	Year Ended December 31,
	2010	2009	2008		2010	2009		2008	2007		2006
Net asset value, beginning of period	$29.52	$20.95	$31.54	$35.40	$29.56	$20.98		$31.59	$30.13		$26.91

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.15 (e)	0.23 (e)	0.14 (e)	0.08 (e)	0.10	(e)	0.16 (e)	0.22	(e)	0.10 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	9.55	8.60	(9.70)	(2.61)	9.57	8.58		(9.70)	2.55		4.91

Total from investment operations	9.72	8.75	(9.47)	(2.47)	9.65	8.68		(9.54)	2.77		5.01

Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.20)	(0.22)	(0.12)	(0.10)		(0.15)	(0.14)		(0.25)
Distributions from net realized gains	—	—	(0.92)	(1.17)	—	—		(0.92)	(1.17)		(1.54)

Total dividends and distributions	(0.21)	(0.18)	(1.12)	(1.39)	(0.12)	(0.10)		(1.07)	(1.31)		(1.79)

Net asset value, end of period	$39.03	$29.52	$20.95	$31.54	$39.09	$29.56		$20.98	$31.59		$30.13

Total return(b)	32.94%	41.77%	(30.49)%	(6.86)%	32.64%	41.40%		(30.68)%	9.32%		18.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$443,177	$268,186	$450,147	$337,261	$1,615,608	$1,151,915		$752,966	$1,001,617		$727,119
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.85%	0.88%	0.87%	0.85%	1.10%	1.13%		1.12%	1.10	%(c)	1.13%
Before fees paid indirectly(a)	0.86%	0.90%	0.89%	0.88%	1.11%	1.15	%(c)	1.14%	1.13	%(c)	1.14%
Ratio of net investment income to average net assets:
After fees paid indirectly(a)	0.51%	0.66%	0.86%	0.92%	0.25%	0.42%		0.60%	0.66%		0.33%
Before fees paid indirectly(a)	0.51%	0.65%	0.84%	0.89%	0.24%	0.41%		0.58%	0.64%		0.32%
Portfolio turnover rate	17%	20%	35%	42%	17%	20%		35%	42%		19%

210	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$9.66	$9.56	$10.77	$10.08	$9.77	$9.63	$9.56		$10.76	$10.08	$9.77

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.34 (e)	0.44 (e)	0.45 (e)	0.36 (e)	0.25 (e)	0.23	(e)	0.41 (e)	0.42 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.34	(0.12)	0.32 †	0.52	— #	0.35	(0.04)		0.33 †	0.51	0.01

Total from investment operations	0.62	0.22	0.76	0.97	0.36	0.60	0.19		0.74	0.93	0.34

Less distributions:
Dividends from net investment income	(0.31)	(0.08)	(1.97)	(0.27)	(0.03)	(0.28)	(0.08)		(1.94)	(0.24)	(0.01)
Distributions from net realized gains	—	(0.04)	—	(0.01)	(0.02)	—	(0.04)		—	(0.01)	(0.02)

Total dividends and distributions	(0.31)	(0.12)	(1.97)	(0.28)	(0.05)	(0.28)	(0.12)		(1.94)	(0.25)	(0.03)

Net asset value, end of year	$9.97	$9.66	$9.56	$10.77	$10.08	$9.95	$9.63		$9.56	$10.76	$10.08

Total return	6.44%	2.27%	6.73%	9.54%	3.70%	6.28%	1.96%		6.51%	9.26%	3.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$807,035	$708,202	$511,658	$604,149	$272,209	$573,902	$497,365		$493,198	$234,871	$96,604
Ratio of expenses to average net assets	0.74%	0.80%	0.86%	0.87%	0.90%	0.99%	1.05	%(c)	1.11%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	2.79%	3.58%	4.02%	4.26%	3.67%	2.55%	2.50%		3.73%	4.00%	3.29%
Portfolio turnover rate	148%	159%	121%	82%	74%	148%	159%		121%	82%	74%

EQ Advisors Trust	Financial Highlights	211

Financial Highlights (cont’d)

EQ/Global Multi-Sector Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010	2009		2008		2007	2006
Net asset value, beginning of year	$11.35	$7.65	$18.85	$16.23	$12.87		$11.32	$7.62		$18.79		$16.22	$12.87

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.10 (e)	0.05 (e)	0.04	(e)	0.10 (e)	0.10	(e)	0.05	(e)	— (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.18	3.72	(10.55)	6.50	4.70		1.18	3.72		(10.49)		6.50	4.66

Total from investment operations	1.31	3.85	(10.45)	6.55	4.74		1.28	3.82		(10.44)		6.50	4.69

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.04)	—	(0.10)		(0.13)	(0.12)		(0.02)		—	(0.06)
Distributions from net realized gains	—	—	(0.71)	(3.93)	(1.28)		—	—		(0.71)		(3.93)	(1.28)

Total dividends and distributions	(0.16)	(0.15)	(0.75)	(3.93)	(1.38)		(0.13)	(0.12)		(0.73)		(3.93)	(1.34)

Net asset value, end of year	$12.50	$11.35	$7.65	$18.85	$16.23		$12.47	$11.32		$7.62		$18.79	$16.22

Total return	11.60%	50.37%	(57.14)%	42.42%	37.41%		11.34%	50.18%		(57.28)%		41.98%	37.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$692,623	$576,308	$310,097	$1,016,346	$619,212		$1,883,475	$1,869,011		$1,167,237		$2,838,075	$1,849,522
Ratio of expenses to average net assets:
After reimbursements	0.91%	1.00%	1.43%	1.39%	1.47	%(c)	1.16%	1.26%		1.68	%(c)	1.64%	1.72	%(c)
After reimbursements and fees paid indirectly	0.91%	1.00%	1.43%	1.39%	1.47	%(c)	1.16%	1.26%		1.68	%(c)	1.64%	1.72	%(c)
Before reimbursements and fees paid indirectly	0.91%	1.06%	1.44%	1.39%	1.49	%(c)	1.16%	1.31	%(c)	1.69	%(c)	1.64%	1.74	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.13%	1.38%	0.72%	0.25%	0.24%		0.87%	1.06%		0.36%		0.01%	0.19%
After reimbursements and fees paid indirectly	1.13%	1.38%	0.72%	0.25%	0.24%		0.87%	1.06%		0.36%		0.01%	0.19%
Before reimbursements and fees paid indirectly	1.12%	1.31%	0.72%	0.25%	0.22%		0.86%	0.99%		0.36%		0.01%	0.17%
Portfolio turnover rate	21%	144%	105%	101%	69%		21%	144%		105%		101%	69%

212	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Index Portfolio(gg)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.59	$9.89	$9.89	$9.67	$9.77	$9.54	$9.83	$9.84	$9.62	$9.71

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.14 (e)	0.37 (e)	0.44 (e)	0.40 (e)	0.12 (e)	0.12 (e)	0.35 (e)	0.41 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	0.29	(0.31)	(0.02)	0.25	(0.07)	0.28	(0.31)	(0.03)	0.25	(0.06)

Total from investment operations	0.44	(0.17)	0.35	0.69	0.33	0.40	(0.19)	0.32	0.66	0.31

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.35)	(0.47)	(0.43)	(0.12)	(0.10)	(0.33)	(0.44)	(0.40)

Net asset value, end of year	$9.88	$9.59	$9.89	$9.89	$9.67	$9.82	$9.54	$9.83	$9.84	$9.62

Total return	4.55%	(1.77)%	3.56%	7.13%	3.35%	4.19%	(1.93)%	3.19%	6.97%	3.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,374,541	$1,272,942	$233,132	$227,848	$222,451	$504,502	$493,833	$557,195	$470,755	$486,352
Ratio of expenses to average net assets	0.48%	0.49%	0.65%	0.63%	0.61%	0.73%	0.74%	0.90%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	1.50%	1.48%	3.74%	4.46%	4.03%	1.24%	1.26%	3.49%	4.21%	3.74%
Portfolio turnover rate	50%	120%	211%	167%	231%	50%	120%	211%	167%	231%

EQ Advisors Trust	Financial Highlights	213

Financial Highlights (cont’d)

EQ/International Core PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007		2006
Net asset value, beginning of year	$8.95	$6.80	$12.76	$13.89	$12.47	$8.96	$6.80	$12.77		$13.90		$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15 (e)	0.22 (e)	0.23	0.15 (e)	0.09 (e)	0.13 (e)	0.22	(e)	0.22		0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.74	2.26	(5.84)	1.79	2.26	0.73	2.27	(5.87)		1.76		2.24

Total from investment operations	0.85	2.41	(5.62)	2.02	2.41	0.82	2.40	(5.65)		1.98		2.38

Less distributions:
Dividends from net investment income	(0.19)	(0.26)	(0.16)	(0.10)	(0.19)	(0.16)	(0.24)	(0.14)		(0.06)		(0.16)
Distributions from net realized gains	—	—	(0.16)	(3.05)	(0.80)	—	—	(0.16)		(3.05)		(0.80)
Return of capital	—	—	(0.02)	—	—	—	—	(0.02)		—		—

Total dividends and distributions	(0.19)	(0.26)	(0.34)	(3.15)	(0.99)	(0.16)	(0.24)	(0.32)		(3.11)		(0.96)

Net asset value, end of year	$9.61	$8.95	$6.80	$12.76	$13.89	$9.62	$8.96	$6.80		$12.77		$13.90

Total return	9.52%	35.55%	(44.67)%	15.54%	19.57%	9.23%	35.34%	(44.86)%		15.20%		19.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$445,820	$404,122	$1,250,082	$723,648	$430,037	$984,130	$943,631	$661,369		$1,193,151		$1,117,308
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.85%	0.85%	0.85%	0.88%	0.95%	1.10%	1.10%	1.10%		1.13	%(c)	1.20%
After waivers, reimbursements and fees paid indirectly(f)	0.85%	0.84%	0.83%	0.79%	0.95%	1.10%	1.10%	1.09%		1.04%		1.20%
Before waivers, reimbursements and fees paid indirectly(f)	0.85%	0.85%	0.87%	0.90%	1.01%	1.10%	1.10%	1.12	%(c)	1.15	%(c)	1.26	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.30%	2.11%	2.22%	1.57%	1.08%	1.00%	1.63%	2.12%		1.49%		1.03%
After waivers, reimbursements and fees paid indirectly(f)	1.30%	2.12%	2.24%	1.66%	1.08%	1.01%	1.64%	2.13%		1.60%		1.04%
Before waivers, reimbursements and fees paid indirectly(f)	1.30%	2.11%	2.20%	1.55%	1.02%	1.00%	1.63%	2.10%		1.47%		0.98%
Portfolio turnover rate	12%	17%	8%	95%	25%	12%	17%	8%		95%		25%

214	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

(fka EQ/AllianceBernstein International Portfolio)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.36	$6.71	$14.47	$14.42	$12.70	$8.23	$6.60		$14.25	$14.22	$12.53

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.18 (e)	0.32 (e)	0.27 (e)	0.19 (e)	0.13 (e)	0.15	(e)	0.29 (e)	0.22 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.29	1.67	(7.56)	1.40	2.82	0.30	1.66		(7.44)	1.38	2.78

Total from investment operations	0.45	1.85	(7.24)	1.67	3.01	0.43	1.81		(7.15)	1.60	2.93

Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.33)	(0.24)	(0.24)	(0.19)	(0.18)		(0.31)	(0.19)	(0.19)
Distributions from net realized gains	—	—	(0.19)	(1.38)	(1.05)	—	—		(0.19)	(1.38)	(1.05)

Total dividends and distributions	(0.21)	(0.20)	(0.52)	(1.62)	(1.29)	(0.19)	(0.18)		(0.50)	(1.57)	(1.24)

Net asset value, end of year	$8.60	$8.36	$6.71	$14.47	$14.42	$8.47	$8.23		$6.60	$14.25	$14.22

Total return	5.46%	27.67%	(50.66)%	11.98%	23.80%	5.24%	27.45%		(50.83)%	11.69%	23.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,134,210	$1,178,274	$767,423	$1,713,719	$1,602,552	$871,872	$932,816		$807,551	$1,739,210	$1,342,183
Ratio of expenses to average net assets:
After waivers	0.83%	0.85%	0.85%	0.85%	0.85%	1.08%	1.10%		1.10%	1.10%	1.10%
After waivers and fees paid indirectly	0.83%	0.85%	0.85%	0.85%	0.85%	1.08%	1.10%		1.10%	1.10%	1.10%
Before waivers and fees paid indirectly	0.83%	0.87%	0.90%	0.89%	0.88%	1.08%	1.12	%(c)	1.15%	1.14%	1.13%
Ratio of net investment income to average net assets:
After waivers	1.93%	2.45%	2.83%	1.74%	1.36%	1.69%	2.19%		2.59%	1.46%	1.10%
After waivers and fees paid indirectly	1.93%	2.45%	2.83%	1.74%	1.37%	1.69%	2.19%		2.59%	1.46%	1.10%
Before waivers and fees paid indirectly	1.93%	2.43%	2.78%	1.69%	1.33%	1.69%	2.16%		2.54%	1.42%	1.06%
Portfolio turnover rate	61%	85%	65%	52%	70%	61%	85%		65%	52%	70%

EQ Advisors Trust	Financial Highlights	215

Financial Highlights (cont’d)

EQ/International Value PLUS Portfolio

(fka EQ/BlackRock International Value Portfolio)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007		2006	2010	2009		2008	2007		2006
Net asset value, beginning of year	$11.11	$8.67	$16.12	$16.67		$14.20	$11.12	$8.67		$16.13	$16.67		$14.20

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.16 (e)	0.37 (e)	0.32	(e)	0.30 (e)	0.14 (e)	0.18	(e)	0.33 (e)	0.30	(e)	0.29 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.53	2.51	(7.19)	1.34	(y)	3.37	0.52	2.47		(7.18)	1.32	(y)	3.34

Total from investment operations	0.70	2.67	(6.82)	1.66		3.67	0.66	2.65		(6.85)	1.62		3.63

Less distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.31)	(0.39)		(0.32)	(0.08)	(0.20)		(0.29)	(0.34)		(0.28)
Distributions from net realized gains	—	—	(0.32)	(1.82)		(0.88)	—	—		(0.32)	(1.82)		(0.88)

Total dividends and distributions	(0.11)	(0.23)	(0.63)	(2.21)		(1.20)	(0.08)	(0.20)		(0.61)	(2.16)		(1.16)

Net asset value, end of year	$11.70	$11.11	$8.67	$16.12		$16.67	$11.70	$11.12		$8.67	$16.13		$16.67

Total return	6.36%	30.86%	(42.97)%	10.45	%(y)	25.98%	6.00%	30.64%		(43.15)%	10.22	%(y)	25.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$368,614	$382,929	$715,592	$1,203,247		$680,147	$1,173,061	$1,181,846		$933,078	$1,807,680		$1,655,259
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.01%	1.00%		1.00%	1.25%	1.25%		1.26%	1.25%		1.25%
After waivers and fees paid indirectly	1.00%	1.00%	1.01%	1.00%		1.00%	1.25%	1.25%		1.26%	1.25%		1.25%
Before waivers and fees paid indirectly	1.00%	1.02%	1.03%	1.00%		1.00%	1.25%	1.27	%(c)	1.28%	1.25%		1.25%
Ratio of net investment income to average net assets:
After waivers	1.53%	1.76%	2.90%	1.83%		1.82%	1.29%	1.85%		2.59%	1.73%		1.77%
After waivers and fees paid indirectly	1.53%	1.76%	2.90%	1.83%		1.82%	1.29%	1.85%		2.59%	1.73%		1.77%
Before waivers and fees paid indirectly	1.53%	1.75%	2.88%	1.83%		1.82%	1.29%	1.85%		2.57%	1.73%		1.77%
Portfolio turnover rate	112%	189%	119%	81%		57%	112%	189%		119%	81%		57%

216	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net asset value, beginning of year	$8.81	$6.75	$11.63		$14.16	$12.59	$8.83	$6.77	$11.66		$14.19	$12.61

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.13 (e)	0.20	(e)	0.23 (e)	0.24 (e)	0.12 (e)	0.11 (e)	0.17	(e)	0.20 (e)	0.21	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	2.06	(4.78)		(0.39)	2.36	0.97	2.06	(4.78)		(0.39)	2.37

Total from investment operations	1.10	2.19	(4.58)		(0.16)	2.60	1.09	2.17	(4.61)		(0.19)	2.58

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.20)		(0.24)	(0.25)	(0.12)	(0.11)	(0.18)		(0.21)	(0.22)
Distributions from net realized gains	—	—	(0.10)		(2.13)	(0.78)	—	—	(0.10)		(2.13)	(0.78)

Total dividends and distributions	(0.14)	(0.13)	(0.30)		(2.37)	(1.03)	(0.12)	(0.11)	(0.28)		(2.34)	(1.00)

Net asset value, end of year	$9.77	$8.81	$6.75		$11.63	$14.16	$9.80	$8.83	$6.77		$11.66	$14.19

Total return	12.57%	32.53%	(39.56	)%(aa)	(0.93)%	20.65%	12.38%	32.10%	(39.70	)%(bb)	(1.18)%	20.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,383	$21,638	$15,128		$1,890	$1,791	$376,137	$347,963	$282,348		$559,519	$645,905
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	0.71%		0.70%	0.70%	0.98%	1.00%	0.96%		0.95%	0.95%
Before waivers	0.73%	0.76%	0.76%		0.74%	0.73%	0.98%	1.01%	1.01%		0.99%	0.98	%(c)
Ratio of net investment income to average net assets:
After waivers	1.57%	1.73%	2.31%		1.62%	1.75%	1.31%	1.53%	1.84%		1.37%	1.53%
Before waivers	1.57%	1.72%	2.26%		1.58%	1.72%	1.31%	1.52%	1.78%		1.33%	1.51%
Portfolio turnover rate	65%	83%	100%		79%	78%	65%	83%	100%		79%	78%

EQ Advisors Trust	Financial Highlights	217

Financial Highlights (cont’d)

EQ/Large Cap Core PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007		2006
Net asset value, beginning of year	$6.88	$5.66	$9.08	$11.30	$10.09	$6.88	$5.66		$9.09		$11.31		$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.09 (e)	0.14 (e)	0.16	0.11 (e)	0.07 (e)	0.09	(e)	0.11	(e)	0.15		0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.91	1.42	(3.52)	0.28	1.22	0.90	1.41		(3.51)		0.26		1.22

Total from investment operations	0.99	1.51	(3.38)	0.44	1.33	0.97	1.50		(3.40)		0.41		1.31

Less distributions:
Dividends from net investment income	(0.09)	(0.29)	(0.04)	(0.18)	(0.12)	(0.07)	(0.28)		(0.03)		(0.15)		(0.10)
Distributions from net realized gains	(0.56)	—	—	(2.48)	—	(0.56)	—		—		(2.48)		—

Total dividends and distributions	(0.65)	(0.29)	(0.04)	(2.66)	(0.12)	(0.63)	(0.28)		(0.03)		(2.63)		(0.10)

Net asset value, end of year	$7.22	$6.88	$5.66	$9.08	$11.30	$7.22	$6.88		$5.66		$9.09		$11.31

Total return	14.56%	26.84%	(37.20)%	4.17%	13.22%	14.27%	26.50%		(37.42)%		3.90%		12.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$450,116	$423,167	$1,154,780	$297	$201	$190,389	$183,149		$152,504		$284,177		$329,937
Ratio of expenses to average net assets:
After waivers and reimbursements	0.70%	0.70%	0.73%	0.70%	0.70%	0.95%	0.95	%(c)	0.98	%(c)	0.95%		0.95%
After waivers, reimbursements and fees paid indirectly	0.70%	0.68%	0.65%	0.56%	0.69%	0.95%	0.93	%(c)	0.90	%(c)	0.81	%(c)	0.94%
Before waivers, reimbursements and fees paid indirectly	0.71%	0.70%	0.77%	0.75%	0.73%	0.96%	0.95	%(c)	1.02	%(c)	1.00%		0.98	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.19%	1.60%	2.42%	1.31%	1.05%	0.94%	1.40%		1.46%		1.01%		0.83%
After waivers, reimbursements and fees paid indirectly	1.19%	1.62%	2.50%	1.45%	1.06%	0.94%	1.43%		1.49%		1.17%		0.84%
Before waivers, reimbursements and fees paid indirectly	1.18%	1.60%	2.38%	1.26%	1.02%	0.93%	1.40%		1.35%		0.97%		0.80%
Portfolio turnover rate	24%	36%	39%	109%	33%	24%	36%		39%		109%		33%

218	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2010		2009	2008		2007	2006		2010		2009		2008		2007		2006
Net asset value, beginning of year	$7.60		$5.68	$8.95		$7.82	$7.85		$7.45		$5.57		$8.76		$7.68		$7.72

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.09 (e)	0.03	(e)	0.01 (e)	—	##(e)	0.07	(e)	0.09	(e)	0.01	(e)	(0.02	)(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.18		1.99	(3.28)		1.12	(0.03)		1.15		1.93		(3.19)		1.10		(0.02)

Total from investment operations	1.27		2.08	(3.25)		1.13	(0.03)		1.22		2.02		(3.18)		1.08		(0.04)

Less distributions:
Dividends from net investment income	(0.10)		(0.16)	(0.02)		—	—		(0.08)		(0.14)		(0.01)		—		—

Total dividends and distributions	(0.10)		(0.16)	(0.02)		—	—		(0.08)		(0.14)		(0.01)		—		—

Net asset value, end of year	$8.77		$7.60	$5.68		$8.95	$7.82		$8.59		$7.45		$5.57		$8.76		$7.68

Total return	16.74	%(yy)	36.67%	(36.18	)%(k)	14.32%	(0.38)%		16.36	%(zz)	36.27%		(36.29	)%(l)	14.06%		(0.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$587,034		$587,223	$5,568		$7,442	$108,447		$610,712		$582,328		$446,803		$754,477		$728,698
Ratio of expenses to average net assets:
After waivers	0.49%		0.50%	0.80%		0.80%	0.80%		0.74%		0.75	%(c)	1.05%		1.05%		1.05%
After waivers and fees paid indirectly	0.49%		0.50%	0.68%		0.78%	0.78%		0.74%		0.75	%(c)	0.93	%(c)	1.03	%(c)	1.03%
Before waivers and fees paid indirectly	0.49%		0.50%	1.01%		1.03%	0.98%		0.74%		0.75	%(c)	1.26	%(c)	1.28%		1.23	%(c)
Ratio of net investment income to average net assets:
After waivers	1.16%		1.45%	0.31%		0.05%	(0.07)%		0.91%		1.47%		0.05%		(0.20)%		(0.30)%
After waivers and fees paid indirectly	1.16%		1.45%	0.43%		0.07%	(0.05)%		0.91%		1.47%		0.16%		(0.19)%		(0.28)%
Before waivers and fees paid indirectly	1.16%		1.45%	0.10%		(0.18)%	(0.25)%		0.91%		1.47%		(0.17)%		(0.43)%		(0.50)%
Portfolio turnover rate	23%		49%	131%		89%	83%		23%		49%		131%		89%		83%

EQ Advisors Trust	Financial Highlights	219

Financial Highlights (cont’d)

EQ/Large Cap Growth PLUS Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010		2009		2008		2007		2006
Net asset value, beginning of year	$14.95	$11.32	$18.12	$15.74	$14.57		$14.59		$10.95		$17.75		$15.40		$14.29

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.13 (e)	0.14 (e)	0.10	—	##(e)	0.06	(e)	0.12	(e)	0.07	(e)	0.06		(0.04	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.05	3.71	(6.89)	2.39	1.17		2.05		3.68		(6.85)		2.35		1.15

Total from investment operations	2.15	3.84	(6.75)	2.49	1.17		2.11		3.80		(6.78)		2.41		1.11

Less distributions:
Dividends from net investment income	(0.10)	(0.21)	(0.05)	(0.11)	—		(0.06)		(0.16)		(0.02)		(0.06)		—

Net asset value, end of year	$17.00	$14.95	$11.32	$18.12	$15.74		$16.64		$14.59		$10.95		$17.75		$15.40

Total return	14.40%	33.93%	(37.28)%	15.81%	8.03%		14.46%		34.77%		(38.28)%		15.66%		7.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,097,259	$939,856	$2,408,216	$7,371	$4,679		$699,946		$679,158		$537,379		$978,032		$860,495
Ratio of expenses to average net assets:
After waivers and reimbursements	0.68%	0.70%	0.73%	0.73%	0.77%		0.93	%(c)	0.95	%(c)	0.98	%(c)	0.98	%(c)	1.02	%(c)
After waivers, reimbursements and fees paid indirectly	0.68%	0.69%	0.73%	0.58%	0.75%		0.93	%(c)	0.94%		0.98	%(c)	0.83%		1.00	%(c)
Before waivers, reimbursements and fees paid indirectly	0.69%	0.70%	0.74%	0.74%	0.77%		0.94%		0.95	%(c)	0.99	%(c)	0.99%		1.02	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.65%	1.10%	0.18%	0.49%	(0.04)%		0.43%		0.94%		0.48%		0.24%		(0.30)%
After waivers, reimbursements and fees paid indirectly	0.65%	1.10%	0.18%	0.64%	(0.02)%		0.43%		0.95%		0.49%		0.39%		(0.28)%
Before waivers, reimbursements and fees paid indirectly	0.64%	1.10%	0.17%	0.49%	(0.04)%		0.42%		0.94%		0.47%		0.23%		(0.30)%
Portfolio turnover rate	39%	43%	33%	136%	130%		39%		43%		33%		136%		130%

220	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010		2009		2008		2007		2006
Net asset value, beginning of year	$4.66	$4.25	$10.32	$11.19	$10.45	$4.65		$4.23		$10.29		$11.18		$10.47

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.09 (e)	0.12 (e)	0.03 (e)	0.03 (e)	0.09	(e)	0.08	(e)	0.10	(e)	(0.01	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.60	0.73	(5.88)	(0.67)	0.71	0.58		0.73		(5.86)		(0.65)		0.71

Total from investment operations	0.70	0.82	(5.76)	(0.64)	0.74	0.67		0.81		(5.76)		(0.66)		0.71

Less distributions:
Dividends from net investment income	(0.09)	(0.41)	(0.11)	—	— #	(0.07)		(0.39)		(0.10)		—		—	#
Distributions from net realized gains	—	—	(0.20)	(0.23)	— #	—		—		(0.20)		(0.23)		—	#

Total dividends and distributions	(0.09)	(0.41)	(0.31)	(0.23)	— #	(0.07)		(0.39)		(0.30)		(0.23)		—	#

Net asset value, end of year	$5.27	$4.66	$4.25	$10.32	$11.19	$5.25		$4.65		$4.23		$10.29		$11.18

Total return	14.99%	19.37%	(56.56)%	(5.70)%	7.12%	14.52%		19.34%		(56.75)%		(5.88)%		6.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,945	$1,746	$1,187	$1,246	$112	$141,495		$122,699		$87,602		$213,065		$203,514
Ratio of expenses to average net assets:
After waivers	0.57%	0.50%	0.75%	0.75%	0.75%	0.82	%(c)	0.75	%(c)	1.00%		1.00%		1.00%
After waivers and fees paid indirectly	0.56%	0.49%	0.45%	0.72%	0.72%	0.81%		0.74	%(c)	0.70	%(c)	0.97	%(c)	0.97	%(c)
Before waivers and fees paid indirectly	0.57%	0.50%	0.83%	0.82%	0.84%	0.82	%(c)	0.75	%(c)	1.08%		1.07%		1.09%
Ratio of net investment income to average net assets:
After waivers	2.05%	2.03%	1.50%	0.28%	0.21%	1.77%		1.97%		1.16%		(0.07)%		(0.05)%
After waivers and fees paid indirectly	2.05%	2.04%	1.80%	0.30%	0.24%	1.78%		1.97%		1.37%		(0.05)%		(0.01)%
Before waivers and fees paid indirectly	2.05%	2.03%	1.42%	0.21%	0.12%	1.77%		1.97%		1.07%		(0.15)%		(0.14)%
Portfolio turnover rate	28%	100%	82%	29%	9%	28%		100%		82%		29%		9%

EQ Advisors Trust	Financial Highlights	221

Financial Highlights (cont’d)

EQ/Large Cap Value PLUS Portfolio(i)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007		2006
Net asset value, beginning of year	$9.15	$7.75	$14.27	$16.39	$14.51	$9.12	$7.73	$14.26		$16.38		$14.50

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.19 (e)	0.43	0.35 (e)	0.30 (e)	0.10 (e)	0.17 (e)	0.31	(e)	0.30	(e)	0.26 (e)
Net realized and unrealized gain (loss) on investments and futures	1.05	1.41	(6.57)	(1.07)	2.83	1.06	1.40	(6.49)		(1.06)		2.83

Total from investment operations	1.18	1.60	(6.14)	(0.72)	3.13	1.16	1.57	(6.18)		(0.76)		3.09

Less distributions:
Dividends from net investment income	(0.14)	(0.20)	(0.38)	(0.26)	(0.30)	(0.11)	(0.18)	(0.35)		(0.22)		(0.26)
Distributions from net realized gains	—	—	—	(1.14)	(0.95)	—	—	—		(1.14)		(0.95)

Total dividends and distributions	(0.14)	(0.20)	(0.38)	(1.40)	(1.25)	(0.11)	(0.18)	(0.35)		(1.36)		(1.21)

Net asset value, end of year	$10.19	$9.15	$7.75	$14.27	$16.39	$10.17	$9.12	$7.73		$14.26		$16.38

Total return	12.89%	20.73%	(43.06)%	(4.30)%	21.70%	12.76%	20.34%	(43.32)%		(4.55)%		21.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,027,488	$2,305,328	$1,254,315	$3,770,999	$1,531,086	$1,605,171	$1,634,368	1,552,709		$3,310,417		$2,844,395
Ratio of expenses to average net assets:
After waivers	0.66%	0.70%	0.70%	0.70%	0.70%	0.91%	0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.66%	0.69%	0.64%	0.62%	0.69%	0.91%	0.94%	0.89	%(c)	0.87	%(c)	0.94%
Before waivers and fees paid indirectly	0.66%	0.70%	0.72%	0.71%	0.70%	0.91%	0.95%	0.97%		0.96	%(c)	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.33%	2.35%	2.36%	2.06%	1.92%	1.09%	2.22%	2.41%		1.74%		1.67%
After waivers and fees paid indirectly	1.34%	2.36%	2.42%	2.15%	1.93%	1.09%	2.23%	2.49%		1.80%		1.68%
Before waivers and fees paid indirectly	1.33%	2.35%	2.34%	2.05%	1.92%	1.09%	2.22%	2.40%		1.72%		1.67%
Portfolio turnover rate	38%	52%	39%	50%	28%	38%	52%	39%		50%		28%

222	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Lord Abbett Growth and Income Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.83	$7.53	$12.15	$12.36	$10.67		$8.85	$7.54	$12.16	$12.37	$10.68

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.08 (e)	0.17 (e)	0.17 (e)	0.22	(e)	0.04 (e)	0.06 (e)	0.15 (e)	0.14 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.50	1.30	(4.58)	0.29	1.65		1.50	1.31	(4.58)	0.28	1.68

Total from investment operations	1.57	1.38	(4.41)	0.46	1.87		1.54	1.37	(4.43)	0.42	1.84

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.18)	(0.18)	(0.10)		(0.04)	(0.06)	(0.16)	(0.14)	(0.07)
Distributions from net realized gains	—	—	(0.03)	(0.49)	(0.08)		—	—	(0.03)	(0.49)	(0.08)

Total dividends and distributions	(0.07)	(0.08)	(0.21)	(0.67)	(0.18)		(0.04)	(0.06)	(0.19)	(0.63)	(0.15)

Net asset value, end of year	$10.33	$8.83	$7.53	$12.15	$12.36		$10.35	$8.85	$7.54	$12.16	$12.37

Total return	17.79%	18.33%	(36.41)%	3.79%	17.48%		17.46%	18.14%	(36.54)%	3.43%	17.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,823	$30,315	$31,031	$65,415	$74,235		$184,677	$136,026	$107,388	$172,888	$156,413
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%		1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.74%	0.73%	0.73%	0.73%	0.74%		0.99%	0.98%	0.98%	0.98%	0.99%
Before waivers and fees paid indirectly	0.80%	0.83%	0.85%	0.81%	0.88	%(c)	1.05%	1.08%	1.10%	1.06%	1.13	%(c)
Ratio of net investment income to average net assets:
After waivers	0.71%	1.03%	1.66%	1.35%	1.75%		0.45%	0.74%	1.43%	1.08%	1.33%
After waivers and fees paid indirectly	0.72%	1.05%	1.68%	1.36%	1.76%		0.47%	0.77%	1.45%	1.10%	1.34%
Before waivers and fees paid indirectly	0.66%	0.95%	1.56%	1.29%	1.67%		0.41%	0.67%	1.33%	1.02%	1.19%
Portfolio turnover rate	54%	75%	109%	85%	49%		54%	75%	109%	85%	49%

EQ Advisors Trust	Financial Highlights	223

Financial Highlights (cont’d)

EQ/Lord Abbett Large Cap Core Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007		2006
Net asset value, beginning of year	$10.65	$8.53	$12.59	$11.88	$10.69	$10.66	$8.54	$12.60	$11.89		$10.69

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.10 (e)	0.16 (e)	0.13 (e)	0.14 (e)	0.04 (e)	0.07 (e)	0.13 (e)	0.10	(e)	0.11	(e)
Net realized and unrealized gain (loss) on investments	1.44	2.10	(4.02)	1.16	1.24	1.44	2.11	(4.01)	1.16		1.25

Total from investment operations	1.51	2.20	(3.86)	1.29	1.38	1.48	2.18	(3.88)	1.26		1.36

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.13)	(0.12)	(0.12)	(0.04)	(0.06)	(0.11)	(0.09)		(0.09)
Distributions from net realized gains	—	—	(0.07)	(0.46)	(0.07)	—	—	(0.07)	(0.46)		(0.07)

Total dividends and distributions	(0.07)	(0.08)	(0.20)	(0.58)	(0.19)	(0.04)	(0.06)	(0.18)	(0.55)		(0.16)

Net asset value, end of year	$12.09	$10.65	$8.53	$12.59	$11.88	$12.10	$10.66	$8.54	$12.60		$11.89

Total return	14.22%	25.86%	(30.80)%	10.99%	12.92%	13.92%	25.51%	(30.95)%	10.69%		12.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,470	$6,803	$2,900	$1,262	$121	$248,215	$190,644	$100,829	$91,751		$58,690
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%		1.00%
After waivers and fees paid indirectly	0.74%	0.74%	0.74%	0.74%	0.74%	0.99%	0.99%	0.99%	0.99%		0.99%
Before waivers and fees paid indirectly	0.80%	0.84%	0.87%	0.86%	1.03%	1.05%	1.09%	1.12%	1.11	%(c)	1.28	%(c)
Ratio of net investment income to average net assets:
After waivers	0.68%	1.03%	1.46%	1.03%	1.21%	0.37%	0.79%	1.19%	0.82%		0.96%
After waivers and fees paid indirectly	0.68%	1.04%	1.46%	1.04%	1.22%	0.38%	0.80%	1.19%	0.83%		0.97%
Before waivers and fees paid indirectly	0.63%	0.95%	1.34%	0.92%	0.93%	0.33%	0.70%	1.07%	0.69%		0.70%
Portfolio turnover rate	20%	46%	43%	42%	36%	20%	46%	43%	42%		36%

224	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

(fka EQ/International Growth Portfolio)

	Class IA				Class IB
	Year Ended December 31,		September 26, 2008* to December 31, 2008		Year Ended December 31,
	2010	2009			2010	2009		2008	2007	2006
Net asset value, beginning of period	$5.69	$4.19	$5.43		$5.70	$4.20		$7.24	$6.50	$5.21

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09 (e)	—	#(e)	0.06 (e)	0.06	(e)	0.06 (e)	0.04 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.80	1.48	(1.18)		0.79	1.50		(2.93)	1.00	1.28

Total from investment operations	0.87	1.57	(1.18)		0.85	1.56		(2.87)	1.04	1.34

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.06)		(0.05)	(0.06)		(0.06)	(0.04)	(0.05)
Distributions from net realized gains	—	—	—		—	—		(0.11)	(0.26)	—

Total dividends and distributions	(0.07)	(0.07)	(0.06)		(0.05)	(0.06)		(0.17)	(0.30)	(0.05)

Net asset value, end of period	$6.49	$5.69	$4.19		$6.50	$5.70		$4.20	$7.24	$6.50

Total return(b)	15.28%	37.52%	(21.75)%		14.96%	37.08%		(40.19)%	16.14%	25.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$464,770	$372,913	$22,175		$522,003	$388,106		$242,846	$361,284	$164,899
Ratio of expenses to average net assets(a)	0.99%	1.07%	1.12	%(c)	1.24%	1.32	%(c)	1.37%	1.37%	1.42%
Ratio of net investment income to average net assets(a)	1.23%	1.74%	0.02%		1.01%	1.33%		1.05%	0.61%	1.01%
Portfolio turnover rate	52%	57%	71%		52%	57%		71%	57%	79%

EQ Advisors Trust	Financial Highlights	225

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007		2006
Net asset value, beginning of year	$6.74	$5.00	$10.09	$10.75	$10.35	$6.65	$4.93	$9.96		$10.65		$10.26

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.10 (e)	0.02 (e)	0.02 (e)	0.05 (e)	0.06 (e)	0.07	(e)	(0.01	)(e)	—	##(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.69	1.75	(5.02)	0.84	1.16	1.67	1.72	(4.94)		0.84		1.14

Total from investment operations	1.76	1.82	(4.92)	0.86	1.18	1.72	1.78	(4.87)		0.83		1.14

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.08)	—	(0.03)	(0.06)	(0.06)	(0.07)		—		—	##
Distributions from net realized gains	—	—	(0.09)	(1.52)	(0.75)	—	—	(0.09)		(1.52)		(0.75)

Total dividends and distributions	(0.08)	(0.08)	(0.17)	(1.52)	(0.78)	(0.06)	(0.06)	(0.16)		(1.52)		(0.75)

Net asset value, end of year	$8.42	$6.74	$5.00	$10.09	$10.75	$8.31	$6.65	$4.93		$9.96		$10.65

Total return	26.09%	36.43%	(49.10)%	8.25%	11.79%	25.81%	36.18%	(49.28)%		8.05%		11.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,621	$128,836	$39,101	$63,363	$51,403	$1,201,887	$1,047,011	$788,812		$1,611,257		$1,516,836
Ratio of expenses to average net assets:
After waivers	0.48%	0.51%	0.76%	0.75%	0.75%	0.73%	0.75%	1.01%		1.00%		1.00%
After waivers and fees paid indirectly	0.48%	0.50%	0.58%	0.75%	0.72%	0.72%	0.74%	0.83	%(c)	1.00%		0.97	%(c)
Before waivers and fees paid indirectly	0.48%	0.51%	0.82%	0.81%	0.80%	0.73%	0.76%	1.07%		1.06%		1.05	%(c)
Ratio of net investment income to average net assets:
After waivers	0.95%	1.21%	1.07%	0.19%	0.19%	0.72%	1.07%	0.76%		(0.06)%		(0.04)%
After waivers and fees paid indirectly	0.95%	1.21%	1.25%	0.20%	0.22%	0.72%	1.08%	0.93%		(0.06)%		—	%‡‡
Before waivers and fees paid indirectly	0.95%	1.20%	1.01%	0.13%	0.15%	0.72%	1.06%	0.71%		(0.12)%		(0.08)%
Portfolio turnover rate	11%	16%	239%	112%	155%	11%	16%	239%		112%		155%

226	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Value PLUS Portfolio(hh)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.29	$6.18	$10.39	$14.37	$14.01	$8.21	$6.10		$10.31	$14.30	$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15 (e)	0.14 (e)	0.19	0.08 (e)	0.09 (e)	0.11	(e)	0.12 (e)	0.16	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.75	2.06	(4.20)	(0.42)	1.68	1.75	2.08		(4.20)	(0.44)	1.67

Total from investment operations	1.86	2.21	(4.06)	(0.23)	1.76	1.84	2.19		(4.08)	(0.28)	1.71

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.15)	(0.19)	(0.08)	(0.09)	(0.08)		(0.13)	(0.15)	(0.04)
Distributions from net realized gains	—	—	—	(3.56)	(1.32)	—	—		—	(3.56)	(1.32)

Total dividends and distributions	(0.12)	(0.10)	(0.15)	(3.75)	(1.40)	(0.09)	(0.08)		(0.13)	(3.71)	(1.36)

Net asset value, end of year	$10.03	$8.29	$6.18	$10.39	$14.37	$9.96	$8.21		$6.10	$10.31	$14.30

Total return	22.45%	35.75%	(39.06)%	(1.29)%	12.76%	22.47%	35.86%		(39.53)%	(1.62)%	12.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$281,098	$272,556	$18,747	$26,777	$24,186	$1,752,837	$1,662,787		$838,774	$1,671,712	$1,897,629
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.73%	0.76%	0.79%	0.83%	0.99%	0.98	%(c)	1.01%	1.04%	1.08%
After waivers, reimbursements and fees paid indirectly	0.73%	0.47%	0.75%	0.58%	0.82%	0.98%	0.84%		1.00%	0.83%	1.07	%(c)
Before waivers, reimbursements and fees paid indirectly	0.74%	0.74%	0.77%	0.79%	0.83%	0.99%	0.99	%(c)	1.02%	1.04%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.24%	1.71%	1.62%	1.05%	0.53%	1.01%	1.51%		1.34%	0.82%	0.27%
After waivers, reimbursements and fees paid indirectly	1.24%	1.98%	1.63%	1.26%	0.54%	1.01%	1.67%		1.34%	1.03%	0.29%
Before waivers, reimbursements and fees paid indirectly	1.24%	1.70%	1.61%	1.05%	0.53%	1.01%	1.51%		1.32%	0.81%	0.27%
Portfolio turnover rate	35%	155%	38%	160%	66%	35%	155%		38%	160%	66%

EQ Advisors Trust	Financial Highlights	227

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010		2009		2008		2007	2006
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from investment operations:
Net investment income (loss)	0.001 (e)	0.002 (e)	0.020 (e)	0.048 (e)	0.046 (e)	—	###(e)	—	###(e)	0.019	(e)	0.046 (e)	0.044 (e)
Net realized and unrealized gains (losses) on investments	— ###	— ###	0.003	— ###	— ###	—	###	—	###	0.002		— ###	— ###

Total from investment operations	0.001	0.002	0.023	0.048	0.046	—	###	—	###	0.021		0.046	0.044

Less distributions:
Dividends from net investment income	(0.001)	(0.002)	(0.023)	(0.048)	(0.046)	—	###	—		(0.021)		(0.046)	(0.044)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000		$1.000		$1.000		$1.000	$1.000

Total return	0.08%	0.25%	2.36%	4.97%	4.72%	0.00%		0.01%		2.13%		4.71%	4.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$609,865	$676,438	$2,037,507	$869,405	$831,695	$973,940		$1,320,835		$1,928,723		$1,199,272	$918,153
Ratio of expenses to average net assets:
After waivers	0.14%	0.07%	0.47%	0.45%	0.44%	0.23%		0.32%		0.72	%(c)	0.70%	0.69%
Before waivers	0.46%	0.47%	0.47%	0.45%	0.44%	0.71%		0.72%		0.72	%(c)	0.70%	0.69%
Ratio of net investment income to average net assets:
After waivers	0.09%	0.24%	2.03%	4.83%	4.65%	—	%‡‡	(0.01)%		1.95%		4.57%	4.42%
Before waivers	(0.23)%	(0.15)%	2.03%	4.83%	4.65%	(0.48)%		(0.41)%		1.95%		4.57%	4.42%

228	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Montag & Caldwell Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007	2006
Net asset value, beginning of year	$5.67	$4.39	$6.56	$5.44	$5.05	$5.69	$4.40	$6.57		$5.45	$5.06

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.03 (e)	0.02 (e)	0.03 (e)	0.02 (e)	0.03 (e)	0.02 (e)	0.01	(e)	0.01 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.44	1.28	(2.17)	1.12	0.39	0.43	1.29	(2.17)		1.12	0.39

Total from investment operations	0.49	1.31	(2.15)	1.15	0.41	0.46	1.31	(2.16)		1.13	0.40

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.02)	(0.03)	(0.02)	(0.03)	(0.02)	(0.01)		(0.01)	(0.01)

Net asset value, end of year	$6.11	$5.67	$4.39	$6.56	$5.44	$6.12	$5.69	$4.40		$6.57	$5.45

Total return	8.61%	29.94%	(32.74)%	21.13%	8.20%	8.14%	29.77%	(32.86)%		20.77%	7.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,437	$10,532	$5,898	$15,661	$10,045	$352,867	$360,580	$295,780		$345,467	$274,068
Ratio of expenses to average net assets:
After waivers	0.89%	0.91%	0.90%	0.90%	0.88%	1.14%	1.16%	1.15	%(c)	1.15%	1.13%
After waivers and fees paid indirectly	0.86%	0.88%	0.88%	0.88%	0.86%	1.11%	1.13%	1.13%		1.13%	1.11%
Before waivers and fees paid indirectly	0.89%	0.91%	0.90%	0.90%	0.88%	1.14%	1.16%	1.15	%(c)	1.15%	1.13%
Ratio of net investment income to average net assets:
After waivers	0.83%	0.60%	0.36%	0.47%	0.42%	0.53%	0.36%	0.17%		0.21%	0.17%
After waivers and fees paid indirectly	0.86%	0.63%	0.38%	0.48%	0.43%	0.56%	0.39%	0.20%		0.22%	0.18%
Before waivers and fees paid indirectly	0.83%	0.60%	0.36%	0.47%	0.42%	0.53%	0.36%	0.17%		0.21%	0.17%
Portfolio turnover rate	55%	41%	52%	71%	66%	55%	41%	52%		71%	66%

EQ Advisors Trust	Financial Highlights	229

Financial Highlights (cont’d)

EQ/Morgan Stanley Mid Cap Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007		2006
Net asset value, beginning of year	$13.08	$8.31	$15.73	$13.58	$12.51	$12.99	$8.27		$15.70		$13.56		$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.01 (e)	0.03 (e)	0.17 (e)	0.05 (e)	0.01 (e)	(0.02	)(e)	(0.01	)(e)	0.06	(e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.21	4.76	(7.45)	2.88	1.14	4.19	4.74		(7.42)		2.93		1.15

Total from investment operations	4.26	4.77	(7.42)	3.05	1.19	4.20	4.72		(7.43)		2.99		1.16

Less distributions:
Dividends from net investment income	(0.06)	—	—	(0.08)	(0.05)	(0.02)	—		—		(0.03)		(0.01)
Distributions from net realized gains	(0.01)	—	—	(0.82)	(0.07)	(0.01)	—		—		(0.82)		(0.07)

Total dividends and distributions	(0.07)	—	—	(0.90)	(0.12)	(0.03)	—		—		(0.85)		(0.08)

Net asset value, end of year	$17.27	$13.08	$8.31	$15.73	$13.58	$17.16	$12.99		$8.27		$15.70		$13.56

Total return	32.57%	57.40%	(47.17)%	22.74%	9.50%	32.31%	57.07%		(47.32)%		22.38%		9.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,147	$79,442	$44,837	$62,728	$137	$823,300	$521,616		$255,766		$378,803		$139,188
Ratio of expenses to average net assets:
After waivers	0.83%	0.85%	0.81%	0.80%	0.80%	1.08%	1.10%		1.06%		1.05%		1.05%
After waivers and fees paid indirectly	0.81%	0.83%	0.79%	0.79%	0.76%	1.06%	1.08%		1.04%		1.04	%(c)	1.01%
Before waivers and fees paid indirectly	0.83%	0.87%	0.87%	0.85%	0.90%	1.08%	1.12%		1.12%		1.10	%(c)	1.15%
Ratio of net investment income to average net assets:
After waivers	0.32%	0.08%	0.21%	1.07%	0.38%	0.06%	(0.17)%		(0.06)%		0.39%		0.06%
After waivers and fees paid indirectly	0.34%	0.10%	0.22%	1.07%	0.41%	0.09%	(0.15)%		(0.05)%		0.41%		0.10%
Before waivers and fees paid indirectly	0.32%	0.06%	0.15%	1.01%	0.27%	0.06%	(0.19)%		(0.12)%		0.33%		(0.04)%
Portfolio turnover rate	34%	33%	28%	55%	64%	34%	33%		28%		55%		64%

230	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mutual Large Cap Equity Portfolio

	Class IA							Class IB
	Year Ended December 31,					September 15, 2006* to December 31, 2006		Year Ended December 31,							September 15, 2006* to December 31, 2006
	2010		2009	2008	2007			2010		2009		2008	2007
Net asset value, beginning of period	$8.03		$6.43	$10.95	$10.74	$10.00		$8.01		$6.41		$10.92	$10.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)(vv)	0.12 (e)	0.16 (e)	0.17 (e)	0.03	(e)	0.13	(e)(vv)	0.09	(e)	0.14 (e)	0.16	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.82		1.51	(4.32)	0.04	0.73		0.82		1.52		(4.31)	0.02		0.73

Total from investment operations	0.97		1.63	(4.16)	0.21	0.76		0.95		1.61		(4.17)	0.18		0.75

Less distributions:
Dividends from net investment income	(0.18)		(0.03)	(0.36)	—	(0.02)		(0.16)		(0.01)		(0.34)	—		(0.01)
Distributions from net realized gains	—		—	—	— #	—	#	—		—		—	—	#	—	#

Total dividends and distributions	(0.18)		(0.03)	(0.36)	— #	(0.02)		(0.16)		(0.01)		(0.34)	—	#	(0.01)

Net asset value, end of period	$8.82		$8.03	$6.43	$10.95	$10.74		$8.80		$8.01		$6.41	$10.92		$10.74

Total return(b)	12.14%		25.41%	(37.94)%	1.97%	7.59%		11.88%		25.17%		(38.13)%	1.69%		7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,285		$466,374	$340,988	$284,503	$10,797		$264,438		$271,945		$232,101	$406,213		$99,547
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.89%		0.94%	1.05%	1.05%	1.05%		1.14%		1.19	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly(a)	0.89%		0.83%	1.05%	1.05%	1.05%		1.14%		1.08%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly(a)	0.90%		0.96%	1.12%	1.11%	1.40	%(c)	1.15%		1.21%		1.37%	1.36	%(c)	1.65	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	1.79	%(ww)	1.58%	1.79%	1.56%	0.95%		1.58	%(xx)	1.28%		1.56%	1.46%		0.67%
After waivers, reimbursements and fees paid indirectly(a)	1.79	%(ww)	1.69%	1.79%	1.56%	0.95%		1.58	%(xx)	1.39%		1.56%	1.46%		0.67%
Before waivers, reimbursements and fees paid indirectly(a)	1.78	%(ww)	1.56%	1.72%	1.50%	0.50%		1.57	%(xx)	1.26%		1.49%	1.42%		0.34%
Portfolio turnover rate	22%		79%	44%	31%	4%		22%		79%		44%	31%		4%

EQ Advisors Trust	Financial Highlights	231

Financial Highlights (cont’d)

EQ/Oppenheimer Global Portfolio

	Class IA						Class IB
	Year Ended December 31,				August 31, 2006* to December 31, 2006		Year Ended December 31,						August 31, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009	2008		2007
Net asset value, beginning of period	$9.22	$6.68	$11.48	$11.00	$10.00		$9.22	$6.68	$11.48		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.18 (e)	0.09 (e)	0.01	(e)	0.06 (e)	0.06 (e)	0.12	(e)	0.05	(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	2.53	(4.84)	0.56	1.00		1.33	2.53	(4.80)		0.58		0.99

Total from investment operations	1.42	2.61	(4.66)	0.65	1.01		1.39	2.59	(4.68)		0.63		0.99

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.13)	(0.06)	(0.01)		(0.05)	(0.05)	(0.11)		(0.03)		—
Distributions from net realized gains	—	—	(0.01)	(0.11)	—	#	—	—	(0.01)		(0.11)		—	#

Total dividends and distributions	(0.08)	(0.07)	(0.14)	(0.17)	(0.01)		(0.05)	(0.05)	(0.12)		(0.14)		—	#

Net asset value, end of period	$10.56	$9.22	$6.68	$11.48	$11.00		$10.56	$9.22	$6.68		$11.48		$10.99

Total return(b)	15.43%	39.07%	(40.60)%	5.94%	10.07%		15.14%	38.71%	(40.75)%		5.66%		10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,096	$3,729	$2,257	$6,248	$4,410		$284,489	$188,613	$101,688		$131,915		$26,740
Ratio of expenses to average net assets:
After waivers(a)	1.10%	1.10%	1.10%	1.10%	1.10%		1.35%	1.35%	1.35%		1.35%		1.35%
Before waivers(a)	1.10%	1.14%	1.37%	1.46%	2.25	%(c)	1.35%	1.39%	1.62	%(c)	1.71	%(c)	2.50	%(c)
Ratio of net investment income to average net assets:
After waivers(a)	0.79%	1.03%	1.84%	0.74%	0.30%		0.59%	0.75%	1.33%		0.39%		0.13%
Before waivers(a)	0.79%	0.98%	1.57%	0.38%	(1.11)%		0.59%	0.71%	1.05%		(0.04)%		(0.93)%
Portfolio turnover rate	22%	19%	33%	22%	6%		22%	19%	33%		22%		6%

232	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio(ii)

	Class IA				Class IB
	Year Ended December 31,			March 30, 2007* to December 31,	Year Ended December 31,
	2010	2009	2008	2007	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.90	$9.28	$10.53	$10.06	$9.91	$9.28	$10.54	$9.76		$10.14

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.10 (e)	0.34 (e)	0.34 (e)	0.03 (e)	0.07 (e)	0.31 (e)	0.43	(e)	0.43 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.05	0.67	(0.71)	0.51	0.05	0.68	(0.71)	0.70		(0.41)

Total from investment operations	0.11	0.77	(0.37)	0.85	0.08	0.75	(0.40)	1.13		0.02

Less distributions:
Dividends from net investment income	(0.06)	(0.12)	(0.31)	(0.29)	(0.03)	(0.09)	(0.29)	(0.26)		(0.35)
Distributions from net realized gains	—	(0.03)	(0.57)	(0.09)	—	(0.03)	(0.57)	(0.09)		(0.05)

Total dividends and distributions	(0.06)	(0.15)	(0.88)	(0.38)	(0.03)	(0.12)	(0.86)	(0.35)		(0.40)

Net asset value, end of period	$9.95	$9.90	$9.28	$10.53	$9.96	$9.91	$9.28	$10.54		$9.76

Total return(b)	1.10%	8.25%	(3.74)%	8.72%	0.85%	8.09%	(4.07)%	11.43%		0.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,541,074	$1,156,322	$952,328	$705,347	$1,525,237	$1,673,028	$1,120,616	$584,940		$375,504
Ratio of expenses to average net assets:
After waivers(a)	0.62%	0.65%	0.66%	0.65%	0.87%	0.90%	0.91%	0.90%		0.70%
Before waivers(a)	0.62%	0.65%	0.68%	0.69%	0.87%	0.90%	0.93%	0.94	%(c)	0.95%
Ratio of net investment income to average net assets:
After waivers(a)	0.58%	1.01%	3.20%	4.45%	0.33%	0.75%	2.91%	4.27%		4.20%
Before waivers(a)	0.58%	1.01%	3.18%	4.40%	0.33%	0.75%	2.89%	4.21%		3.95%
Portfolio turnover rate	206%	246%	1,056%	1,088%	206%	246%	1,056%	1,088%		1,040%

EQ Advisors Trust	Financial Highlights	233

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio(jj)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010		2009	2008	2007	2006	2010		2009	2008	2007	2006
Net asset value, beginning of year	$9.02		$8.75	$9.94	$10.00	$10.02	$8.98		$8.71	$9.89	$9.95	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.29	(e)	0.30 (e)	0.63	0.46 (e)	0.43 (e)	0.26	(e)	0.28 (e)	0.48	0.43 (e)	0.40 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.29		0.26	(1.26)	0.01	(0.02)	0.30		0.25	(1.13)	0.01	(0.01)

Total from investment operations	0.58		0.56	(0.63)	0.47	0.41	0.56		0.53	(0.65)	0.44	0.39

Less distributions:
Dividends from net investment income	(1.05)		(0.29)	(0.56)	(0.53)	(0.43)	(1.02)		(0.26)	(0.53)	(0.50)	(0.40)

Net asset value, end of year	$8.55		$9.02	$8.75	$9.94	$10.00	$8.52		$8.98	$8.71	$9.89	$9.95

Total return	6.49%		6.34%	(6.36)%	4.78%	4.06%	6.29%		6.09%	(6.57)%	4.60%	3.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$200,072		$2,755,163	$883,979	$1,556,385	$1,644,924	$694,555		$697,681	$410,584	$497,051	$480,846
Ratio of expenses to average net assets:
After waivers	0.56	%(f)(zzz)	0.59%	0.65%	0.64%	0.61%	0.70	%(f)(zzz)	0.84%	0.90%	0.89%	0.86%
Before waivers	0.58	%(f)	0.59%	0.65%	0.64%	0.61%	0.82	%(f)	0.84%	0.90%	0.89%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers	3.08	%(f)(x)	3.38%	4.80%	4.49%	4.25%	2.77	%(f)(x)	3.09%	4.53%	4.24%	4.00%
Before waivers	3.06	%(f)(x)	3.38%	4.80%	4.49%	4.25%	2.64	%(f)(x)	3.09%	4.53%	4.24%	4.00%
Portfolio turnover rate	94%		173%	135%	165%	353%	94%		173%	135%	165%	353%

234	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio(kk)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010	2009		2008		2007	2006
Net asset value, beginning of year	$8.43	$6.77	$11.61	$13.01	$11.68		$8.43	$6.77		$11.61		$13.01	$11.68

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.07 (e)	0.14 (e)	0.18 (e)	0.15	(e)	0.09 (e)	0.06	(e)	0.11	(e)	0.14 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.10	1.71	(4.06)	(0.43)	1.94		2.09	1.70		(4.05)		(0.42)	1.94

Total from investment operations	2.21	1.78	(3.92)	(0.25)	2.09		2.18	1.76		(3.94)		(0.28)	2.05

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.10)	(0.21)	(0.13)		(0.09)	(0.09)		(0.08)		(0.18)	(0.09)
Distributions from net realized gains	—	—	(0.82)	(0.94)	(0.63)		—	—		(0.82)		(0.94)	(0.63)
Return of capital	—	(0.01)	—	—	—		—	(0.01)		—		—	—

Total dividends and distributions	(0.12)	(0.12)	(0.92)	(1.15)	(0.76)		(0.09)	(0.10)		(0.90)		(1.12)	(0.72)

Net asset value, end of year	$10.52	$8.43	$6.77	$11.61	$13.01		$10.52	$8.43		$6.77		$11.61	$13.01

Total return	26.18%	26.36%	(33.94)%	(1.55)%	17.98%		25.87%	26.04%		(34.12)%		(1.82)%	17.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146,261	$146,628	$216,594	$130,825	$380,834		$762,265	$648,557		$430,688		$669,947	$687,050
Ratio of expenses to average net assets	0.37%	0.39%	0.45%	0.39%	0.38	%(c)	0.62%	0.64	%(c)	0.70	%(c)	0.64%	0.63	%(c)
Ratio of net investment income (loss) to average net assets	1.22%	1.07%	1.61%	1.36%	1.17%		1.01%	0.90%		1.13%		1.04%	0.87%
Portfolio turnover rate	18%	38%	48%	32%	26%		18%	38%		48%		32%	26%

EQ Advisors Trust	Financial Highlights	235

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio(g)

	Class IA						Class IB
	Year Ended December 31,					May 16, 2007* to December 31, 2007	Year Ended December 31,
	2010		2009	2008			2010		2009		2008		2007		2006
Net asset value, beginning of period	$17.78		$12.45	$21.45		$22.76	$17.67		$12.41		$21.44		$21.20		$22.09

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.01 (e)	0.05	(e)	0.09 (e)	(0.07	)(e)	(0.03	)(e)	—	#(e)	0.02	(e)	(0.13	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.99		5.33	(9.05)		(0.09)	2.97		5.29		(9.03)		1.48		(0.76)

Total from investment operations	2.96		5.34	(9.00)		— #	2.90		5.26		(9.03)		1.50		(0.89)

Less distributions:
Dividends from net investment income	(0.01)		(0.01)	—	#	(0.07)	—		—		—	#	(0.02)		—
Distributions from net realized gains	—		—	—	#	(1.24)	—		—		—	#	(1.24)		—

Total dividends and distributions	(0.01)		(0.01)	—	#	(1.31)	—		—		—	#	(1.26)		—

Net asset value, end of period	$20.73		$17.78	$12.45		$21.45	$20.57		$17.67		$12.41		$21.44		$21.20

Total return(b)	16.65%		42.89%	(41.94	)%(cc)	0.24%	16.41%		42.39%		(42.10	)%(dd)	7.19%		(3.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,882		$34,587	$22,030		$1,219	$689,166		$555,545		$328,374		$590,564		$246,130
Ratio of expenses to average net assets:
After waivers(a)	0.91%		0.94%	0.91%		0.90%	1.16%		1.19%		1.16%		1.15%		1.15%
After waivers and fees paid indirectly(a)	0.91%		0.94%	0.91%		0.62%	1.16%		1.19%		1.16%		0.87	%(c)	1.15%
Before waivers and fees paid indirectly(a)	0.91%		0.96%	0.96%		0.93%	1.16%		1.21%		1.21	%(c)	1.18	%(c)	1.18%
Ratio of net investment income to average net assets:
After waivers(a)	(0.15)%		0.04%	0.30%		0.33%	(0.40)%		(0.21)%		0.02%		(0.10)%		(0.60)%
After waivers and fees paid indirectly(a)	(0.15)%		0.04%	0.30%		0.61%	(0.40)%		(0.21)%		0.02%		0.10%		(0.60)%
Before waivers and fees paid indirectly(a)	(0.15)%		0.02%	0.25%		0.30%	(0.40)%		(0.23)%		(0.02)%		(0.14)%		(0.62)%
Portfolio turnover rate	41%		52%	54%		169%	41%		52%		54%		169%		40%

236	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Templeton Global Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	September 15, 2006* to December 31, 2006		2010	2009		2008	2007		September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$8.11	$6.32	$10.93	$10.79	$10.00		$8.11	$6.32		$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.18 (e)	0.09 (e)	0.03	(e)	0.09 (e)	0.10	(e)	0.18 (e)	0.12	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.56	1.80	(4.63)	0.16	0.78		0.56	1.80		(4.64)	0.10		0.78

Total from investment operations	0.67	1.92	(4.45)	0.25	0.81		0.65	1.90		(4.46)	0.22		0.80

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.16)	(0.08)	(0.02)		(0.12)	(0.11)		(0.15)	(0.05)		(0.01)
Distributions from net realized gains	—	—	—	(0.03)	—		—	—		—	(0.03)		—

Total dividends and distributions	(0.14)	(0.13)	(0.16)	(0.11)	(0.02)		(0.12)	(0.11)		(0.15)	(0.08)		(0.01)

Net asset value, end of period	$8.64	$8.11	$6.32	$10.93	$10.79		$8.64	$8.11		$6.32	$10.93		$10.79

Total return(b)	8.31%	30.39%	(40.69)%	2.36%	8.11%		8.03%	30.05%		(40.84)%	2.09%		8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$505,950	$492,155	$349,978	$274,235	$1,621		$227,308	$214,532		$170,500	$319,465		$74,947
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.91%	0.98%	1.10%	1.10%	1.10%		1.16%	1.23%		1.35%	1.35%		1.35%
After waivers, reimbursements and fees paid indirectly(a)	0.91%	0.90%	1.10%	1.10%	1.10%		1.16%	1.15%		1.35%	1.35%		1.35%
Before waivers, reimbursements and fees paid indirectly(a)	0.91%	0.99%	1.12%	1.15%	1.59	%(c)	1.16%	1.24	%(c)	1.37%	1.40	%(c)	1.84	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	1.34%	1.67%	2.09%	0.76%	1.03%		1.08%	1.40%		1.93%	1.08%		0.50%
After waivers, reimbursements and fees paid indirectly(a)	1.34%	1.75%	2.09%	0.76%	1.03%		1.08%	1.48%		1.93%	1.08%		0.50%
Before waivers, reimbursements and fees paid indirectly(a)	1.33%	1.65%	2.06%	0.72%	0.10%		1.08%	1.38%		1.90%	1.04%		0.03%
Portfolio turnover rate	7%	43%	10%	5%	0%		7%	43%		10%	5%		0%

EQ Advisors Trust	Financial Highlights	237

Financial Highlights (cont’d)

EQ/UBS Growth and Income Portfolio

	Class IB
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.30	$4.03	$6.84	$6.82	$6.02

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.04 (e)	0.07 (e)	0.06 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	1.27	(2.81)	0.02	0.80

Total from investment operations	0.69	1.31	(2.74)	0.08	0.85

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.06)	(0.05)

Net asset value, end of year	$5.95	$5.30	$4.03	$6.84	$6.82

Total return	13.04%	32.47%	(40.03)%	1.14%	14.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$149,759	$142,818	$114,565	$217,397	$212,510
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.01%	1.03%	1.04%	1.03%
Before waivers and fees paid indirectly	1.15%	1.19%	1.19%	1.16%	1.14%
Ratio of net investment income to average net assets:
After waivers	0.69%	0.79%	1.14%	0.80%	0.77%
After waivers and fees paid indirectly	0.71%	0.83%	1.17%	0.81%	0.79%
Before waivers and fees paid indirectly	0.59%	0.65%	1.00%	0.69%	0.68%
Portfolio turnover rate	53%	54%	68%	32%	35%

238	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Van Kampen Comstock Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007		2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.38	$6.61	$10.86	$11.76		$10.43	$8.39	$6.62	$10.87	$11.77	$10.44

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.12 (e)	0.20 (e)	0.22	(e)	0.23 (e)	0.10 (e)	0.10 (e)	0.18 (e)	0.20 (e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	1.17	1.78	(4.18)	(0.49)		1.46	1.18	1.78	(4.17)	(0.50)	1.46

Total from investment operations	1.30	1.90	(3.98)	(0.27)		1.69	1.28	1.88	(3.99)	(0.30)	1.66

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.19)	(0.22)		(0.18)	(0.11)	(0.11)	(0.18)	(0.19)	(0.15)
Distributions from net realized gains	—	—	(0.08)	(0.41)		(0.18)	—	—	(0.08)	(0.41)	(0.18)

Total dividends and distributions	(0.13)	(0.13)	(0.27)	(0.63)		(0.36)	(0.11)	(0.11)	(0.26)	(0.60)	(0.33)

Net asset value, end of year	$9.55	$8.38	$6.61	$10.86		$11.76	$9.56	$8.39	$6.62	$10.87	$11.77

Total return	15.61%	28.73%	(36.79)%	(2.32)%		16.27%	15.30%	28.36%	(37.01)%	(2.57)%	15.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,934	$1,294	$998	$770		$122	$270,858	$245,914	$205,285	$319,390	$291,204
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%		0.75%	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.74%	0.73%	0.73%	0.74%		0.74%	0.99%	0.98%	0.98%	0.99%	0.99%
Before waivers and fees paid indirectly	0.80%	0.82%	0.82%	0.80%		0.81%	1.05%	1.07%	1.07%	1.05%	1.06%
Ratio of net investment income to average net assets:
After waivers	1.43%	1.72%	2.28%	1.82	%(c)	2.06%	1.20%	1.47%	1.98%	1.62%	1.77%
After waivers and fees paid indirectly	1.44%	1.74%	2.30%	1.82	%(c)	2.07%	1.20%	1.49%	2.00%	1.62%	1.78%
Before waivers and fees paid indirectly	1.38%	1.65%	2.21%	1.77	%(c)	2.00%	1.14%	1.40%	1.91%	1.57%	1.71%
Portfolio turnover rate	21%	27%	39%	23%		23%	21%	27%	39%	23%	23%

EQ Advisors Trust	Financial Highlights	239

Financial Highlights (cont’d)

EQ/Wells Fargo Omega Growth Portfolio

(fka EQ/Wells Fargo Advantage Omega Growth Portfolio)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010		2009	2008	2007	2006	2010		2009	2008		2007		2006
Net asset value, beginning of year	$9.11		$6.50	$9.19	$8.68	$9.08	$9.00		$6.42	$9.08		$8.61		$9.03

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.04 (e)	0.06 (e)	0.02 (e)	0.01 (e)	(0.02	)(e)	0.02 (e)	0.04	(e)	(0.01	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments	1.60		2.60	(2.56)	0.98	0.54	1.58		2.57	(2.53)		0.97		0.54

Total from investment operations	1.60		2.64	(2.50)	1.00	0.55	1.56		2.59	(2.49)		0.96		0.53

Less distributions:
Dividends from net investment income	—	#	(0.03)	(0.05)	—	—	—	#	(0.01)	(0.03)		—		—
Distributions from net realized gains	(0.28)		—	(0.13)	(0.49)	(0.95)	(0.28)		—	(0.13)		(0.49)		(0.95)
Return of capital	—		—	(0.01)	—	—	—		—	(0.01)		—		—

Total dividends and distributions	(0.28)		(0.03)	(0.19)	(0.49)	(0.95)	(0.28)		(0.01)	(0.17)		(0.49)		(0.95)

Net asset value, end of year	$10.43		$9.11	$6.50	$9.19	$8.68	$10.28		$9.00	$6.42		$9.08		$8.61

Total return	17.56%		40.69%	(27.43)%	11.65%	6.07%	17.33%		40.37%	(27.63)%		11.28%		5.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,796		$2,278	$383	$523	$164	$558,097		$381,950	$166,592		$229,726		$184,008
Ratio of expenses to average net assets:
After fees paid indirectly	0.71%		0.83%	0.88%	0.87%	0.77%	0.96	%(c)	1.09%	1.13	%(c)	1.12%		1.02%
Before fees paid indirectly	0.78%		0.85%	0.90%	0.90%	0.83%	1.03%		1.10%	1.15%		1.15%		1.08%
Ratio of net investment income to average net assets:
After fees paid indirectly	—	%‡‡	0.45%	0.75%	0.18%	0.16%	(0.24)%		0.22%	0.53%		(0.06)%		(0.09)%
Before fees paid indirectly	(0.07)%		0.43%	0.73%	0.15%	0.10%	(0.32)%		0.20%	0.50%		(0.09)%		(0.15)%
Portfolio turnover rate	164%		15%	49%	38%	126%	164%		15%	49%		38%		126%

240	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
##	Per share amount is less than $0.005.
###	Per share amount is less than $0.001.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/TCW Equity Portfolio.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Common Stock Index Portfolio.
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.
(hh)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Ariel Appreciation Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Mid Cap Value PLUS Portfolio.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.
(vv)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(ww)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(xx)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.
(yy)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been 16.21%.
(zz)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been 15.95%.
(zzz)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% and 0.78%

EQ Advisors Trust	Financial Highlights	241

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2011

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

All Asset Allocation Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Allocation Master

(117850)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

All Asset Allocation Portfolio – Class IA and IB Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Allocation Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Portfolio Operating Expenses	1.04%	1.29%
Fee Waivers and/or Expense Reimbursements†	–0.25%	–0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	1.04%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.10% for Class A shares and 0.35% for Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeemable of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$81	$306	$550	$1,248
Class IB Shares	$106	$384	$684	$1,535

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity, or fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 63% of its assets in equity investments, 25% in fixed income investments and 12% of its assets in alternative investments (e.g., ETFs that invest in commodities and other instruments that derive their value from natural resources, the EQ/GAMCO Mergers and Acquisitions Portfolio) through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, small/mid cap equity securities, domestic REITs, international/emerging markets securities, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to

EQ Advisors Trust	About the investment portfolios	3

All Asset Allocation Portfolio (continued)

time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	63%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	18%
REITs	5%
International/Emerging Markets Securities	20%
Range Alternative Investments	12%
Range of Fixed Income	25%
Investment Grade Bonds	23%
High Yield Bonds	2%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks of Investing in Underlying Portfolios: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

4	About the investment portfolios	EQ Advisors Trust

Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB and higher by S&P or Fitch or Baa and higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.31% (2009 2nd Quarter)	–16.47% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 29, 2009), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
All Asset Allocation Portfolio — Class IA Shares	15.20%	3.12%	1.20%
All Asset Allocation Portfolio — Class IB Shares	14.95%	3.05%	1.17%
S&P 500 Index	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

EQ Advisors Trust	About the investment portfolios	5

All Asset Allocation Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP, CLU, ChFC	Vice President of AXA Equitable	September 2005
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your contract Prospectus for more information on purchasing and redeeming Portfolio Shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

2. More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Underlying Portfolios and Underlying ETFs

The Portfolio invests primarily in Underlying Portfolios and Underlying ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, each Underlying ETF is designed so that its performance will correspond closely with that of the index it tracks.

Generally, portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio relies on these exemptive orders in investing in ETFs.

The following is a list of the Underlying Portfolios and Underlying ETFs, in which the Portfolio currently may invest, generally divided by asset category, based on each Underlying Portfolio’s and Underlying ETF’s primary holdings. The list of Underlying Portfolios and Underlying ETFs may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying Portfolio or Underlying ETF at one time. Additional information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2011, as supplemented from time to time. The Portfolio will purchase Class A or Class IA shares of the Underlying Portfolios, as applicable, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees. Additional information regarding the Underlying ETFs is included in their current prospectus.

Large Cap Equities

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/JPMorgan Value Opportunities

EQ/Large Cap Core PLUS

EQ/Large Cap Growth Index

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Large Cap Value PLUS

EQ/Lord Abbett Large Cap Core

EQ/Montag & Caldwell Growth

EQ/Mutual Large Cap Equity

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

Multimanager Large Cap Core Equity

Multimanager Large Cap Value

SPDR® S&P 500 ETF

Vanguard High Dividend Yield ETF

Vanguard Total Stock Market ETF

Small/Mid Cap Equities

EQ/AllianceBernstein Small Cap Growth ›

EQ/AXA Franklin Small Cap Value Core

EQ/GAMCO Small Company Value ›

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Morgan Stanley Mid Cap Growth ›

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EQ/Small Company Index ›

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

Multimanager Small Cap Growth

Multimanager Small Cap Value

International/Emerging Markets Securities

EQ/International Equity Index

EQ/Global Multi-Sector Equity

EQ/International Core PLUS

EQ/International ETF

EQ/International Value PLUS

EQ/MFS International Growth

EQ/Oppenheimer Global

EQ/Templeton Global Equity

iShares® FTSE/Xinhua China 25 Index Fund

iShares® MSCI Emerging Markets Index Fund

iShares® MSCI EAFE Small Cap Index Fund

iShares® S&P Latin America 40 Index Fund

Multimanager International Equity

SPDR® S&P® Emerging Europe ETF

SPDR® S&P ® Emerging Asia Pacific ETF

SPDR® S&P® Emerging Market Small Cap ETF

SPDR® S&P® International Mid Cap ETF

Vanguard Emerging Markets ETF

Vanguard Europe Pacific ETF

Vanguard FTSE All-World ex-U.S. ETF

Vanguard FTSE All-World ex-U.S. Small Cap ETF

Vanguard Total World Stock ETF

High Yield Bond

SPDR® Barclays Capital High Yield Bond ETF

Alternative Investments

Consumer Discretionary Select SPDR Fund

Consumer Staples Select SPDR Fund

Energy Select Sector SPDR Fund

EQ/GAMCO Mergers and Acquisitions

Financial Select Sector SPDR Fund

Health Care Select Sector SPDR Fund

Industrial Select Sector SPDR Fund

iShares® COMEX Gold Trust

iShares® Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares® Dow Jones U.S. Utilities Sector Index Fund

iShares® S&P Global Clean Energy Index Fund

iShares® S&P Global Energy Sector Index Fund

iShares® S&P Global Infrastructure Index Fund

iShares® S&P Global Nuclear Energy Index Fund

iShares® S&P Global Timber and Forestry Index Fund

iShares® S&P North American Natural Resources Sector Index Fund

iShares® Silver Trust

Materials Select Sector SPDR Fund

SPDR® Metals and Mining ETF

Technology Select Sector SPDR Fund

Utilities Select Sector SPDR Fund

Domestic Real Estate Investment Trusts (“REITs”)

iShares® Cohen & Steers Realty Majors Index Fund

Vanguard REIT ETF

Global REITs

iShares® S&P Developed ex-U.S. Property Index Fund

SPDR® DJ Wilshire Global Real Estate ETF

SPDR® DJ Wilshire International Real Estate ETF

Investment Grade Bond

ATM Core Bond Portfolio

ATM Government Bond Portfolio

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond Index

EQ/Money Market

EQ/PIMCO UltraShort Bond

EQ/Quality Bond PLUS

iShares® Barclays Aggregate Bond Fund

iShares® Barclays TIPS Bond Fund

iShares® JPMorgan USD Emerging Markets Bond Fund

iBoxx Investment Grade Corporate Bond Fund

Multimanager Core Bond

SPDR® Barclays Capital International Treasury Bond Fund

SPDR® DB International Government Inflation-Protected Bond Fund

Vanguard Total Bond Market ETF

Multi-Sector Bond

Barclays Capital Convertible Bond ETF

Multimanager Multi-Sector Bond

You should note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

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Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which the Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with the Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

The Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. The Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Additional Strategies

The following provides additional information regarding the principal investment strategies of the Portfolio as discussed in “About the Investment Portfolio — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. The Portfolio invests in Underlying Portfolios and Underlying ETFs. The Underlying Portfolios are managed by AXA Equitable and sub-advised by one or more sub-advisers, which may include affiliates of AXA Equitable. The Portfolio has an asset allocation target (an approximate percentage of the Portfolio’s assets allocated between equity, fixed income and alternative investments as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs) and target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category — large cap equity securities, small/mid-cap equity securities, domestic REITs, international/emerging markets securities, investment grade bonds and high yield bonds — as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs).

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies — Underlying Portfolios and Underlying ETFs.”

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, the Portfolio may deviate from its asset allocation target and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the

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more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objectives, principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — The Principal Risks.” However, other factors may also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objectives or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in equity securities and other equity instruments, the performance of the portfolio will be subject to the risks of investing in equity securities and other equity instruments. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in fixed income securities and other fixed income instruments, the performance of the portfolio will be subject to the risks of investing in fixed income securities and other fixed income instruments, which may include high yield securities. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in alternative investments, the performance of the portfolio will be subject to the risks of investing in alternative investments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors, such as foreign securities, small-cap equities and high yield fixed income securities. Some of the risks, including principal risks of investing in the Underlying Portfolios and Underlying ETFs are discussed below. More information about the Underlying Portfolios and Underlying ETFs is available in their respective Prospectus.

General Risks of the Portfolio and the Underlying Portfolios and Underlying ETFs

The Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Adviser”) and its decision to select or replace an Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolios returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve

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the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position and could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Exchange Traded Funds Risk. When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

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Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

New Fund Risk. Certain Underlying Portfolios may be relatively new portfolios with limited operating history. Such Underlying Portfolios may not be successful in implementing their investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Underlying Portfolios will grow to or maintain an economically viable size, which could result in an Underlying Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk.  A Portfolio may enter into repurchase agreements under which it purchases a security that a seller

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has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Sales Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risks of Equity Investments

The Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time,

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a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Special Situations Risk. A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Risks of Fixed Income Investments

The Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments and are limited as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Convertible Securities. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Distressed Companies Risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will

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the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

The Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments.

The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the

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U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Risks of Alternative Investments

The Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of alternative investments. The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its Prospectus.

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on

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the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Concentration Risk: If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, capital expenditures on exploration and production, energy conservation efforts, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Underlying ETF’s portfolio companies and the performance of the Underlying ETF.

Increases in Hedging Activity Risk: An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be affected by worldwide energy prices, limits on exploration and production spending. Companies in the natural resources sector are affected by government regulation, world events and economic conditions. Companies in the natural resources sectors also could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls and increased competition. In addition, companies in the natural resources sector may be adversely affected by depletion of resources, technological developments and labor relations.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, government regulation or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Sales by the Official Sector Risk. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF.

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Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” compares the Portfolio’s performance to that of broad-based securities market indexes. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

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Information Regarding the Underlying Portfolios and Underlying ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs in which the Portfolio currently may invest. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or, with respect to the Underlying Portfolios, by accessing the documents online at www.axa-equitablefunds.com or contacting the Underlying Portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment values.	•Currency Risk •Equity Risk •Foreign Securities Risk •Investment Style Risk •Large-Cap Company Risk •Mid-Cap Company Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	•Currency Risk •Depositary Receipts Risk •Emerging Markets Risk •Equity Risk •Foreign Securities Risk •Large-Cap Company Risk
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	•Equity Risk •Index Strategy Risk •Large-Cap Company Risk •Mid-Cap and Small-Cap Company Risk
EQ/Davis New York Venture Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, including depositary receipts, and to invest in non-equity securities. The Portfolio may invest a significant portion of its assets in the financial services sector.	•Currency Risk •Depositary Receipts Risk •Equity Risk •Financial Services Sector Risk •Foreign Securities Risk •Large-Cap Company Risk •Special Situations Risk

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Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk
EQ/Equity Growth PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange-Traded Funds Risk • Investment Style Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Mid-Cap Company Risk
EQ/Large Cap Core PLUS Portfolio	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange-Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index. The Portfolio seeks to hold all securities in the Index in the exact weight each represents in the Index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk

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Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth PLUS Portfolio	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange-Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio typically will hold all securities in the Russell 1000 Value Index, in the exact weight each represents in that index, although in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk
EQ/Large Cap Value PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial investments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange-Traded Funds Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Portfolio Turnover Risk

22	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Currency Risk • Derivatives Risk • Equity Risk • Emerging Markets Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk
Multimanager Large Cap Core Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies within the range of the S&P 500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Large-Cap Company Risk • Leverage Risk
Multimanager Large Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies within the range of the Russell 1000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leverage Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	23

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SMALL/MID CAP EQUITIES
EQ/AllianceBernstein Small Cap Growth	Seeks to achieve long-term growth of capital	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies. Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase.	• Equity Risk • Investment Style Risk • Portfolio Turnover Risk • Small-Cap Company Risk • Special Situations Risk
EQ/AXA Franklin Small Cap Value Core Portfolio	Seeks to achieve long-term total return.	Under normal circumstances, the Portfolio invests up to 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leveraging Risk • Small-Cap Companies Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment. The Adviser utilizes a value-oriented investment style.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Small-Cap Company Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	Under normal circumstances, the Portfolio invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio typically will hold all 400 securities in the S&P MidCap 400 Index in the exact weight each represents in the index, although, in certain circumstances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Mid-Cap Company Risk

24	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Value PLUS Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leveraging Risk

• Mid-Cap Company Risk

EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Small-Cap Company Risk
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leverage Risk • Mid-Cap Company Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	25

	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index or the Russell Midcap Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leverage Risk • Mid-Cap Company Risk
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leverage Risk

• Portfolio Turnover Risk

• Small-Cap Company Risk

Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leverage Risk

• Portfolio Turnover Risk

• Small-Cap Company Risk

26	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC REAL ESTATE INVESTMENT TRUSTS
iShares® Cohen & Steers Realty Majors Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index.

The objective of the Index is to represent relatively large and liquid real estate investment trusts (“REITs”) that may benefit from future consolidation and securitization of the U.S. real estate industry.

The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • General Investment Risks • Non-Diversification Risk • Real Estate Investing Risks
Vanguard REIT ETF	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the MSCI® US REIT Index.	The objective of the Index is to represent stocks of publicly traded equity real estate investment trusts. The Fund intends to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Concentration Risk • Exchange Traded Funds Risk • General Investment Risks • Non-Diversification Risk • Real Estate Investing Risk
GLOBAL REAL ESTATE INVESTMENT TRUSTS
iShares® S&P Developed ex-U.S. Property Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Developed ex-U.S. Property Index.	The Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the U.S. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risk • Non-Diversification Risk • Real Estate Investing Risks
ALTERNATIVE INVESTMENTS
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	The Portfolio, which is a non-diversified portfolio, invests primarily in shares of companies that the Adviser believes are likely acquisition targets within 12-18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

• Currency Risk

• Emerging Markets Risk

• Equity Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Turnover Risk

• Special Situations Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	27

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® COMEX Gold Trust	For the value of the iShares to reflect, at any given time, the price of gold owned by the Trust at that time, less the Trust’s expenses and liabilities.	The Trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of gold. The Trust receives gold deposited with it in exchange for the creation of Baskets of iShares, sells gold as necessary to cover the Trust expenses and other liabilities and delivers gold in exchange for Baskets of iShares surrendered for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • Liquidity Risk • Increases in Hedging Activity Risk • Sales by the Official Sector Risk
iShares® Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production Index.	The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing such securities.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • General Investment Risks • Mid Cap and Small Cap Company Risk • Non-Diversification Risk • Oil and Gas Sector Risk
iShares® S&P North American Natural Resources Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index.	The Index measures the performance of U.S. traded stocks of natural resource related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Fund will generally invest at least 90% of its assets in securities of the Index and in depositary receipts representing such securities.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risks • Natural Resources Sector Risk • Non-Diversification Risk
iShares® Silver Trust	For the value of the iShares to reflect, at any given time, the price of silver owned by the Trust at that time, less the Trust’s expenses and liabilities.	The Trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of silver. The Trust receives silver deposited with it in exchange for the creation of Baskets of iShares, sells silver as necessary to cover the Trust expenses and other liabilities and delivers silver in exchange for Baskets of iShares surrendered to it for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Increases in Hedging Activity Risk

28	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL/EMERGING MARKETS EQUITIES
EQ/Global Multi-Sector Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of foreign companies. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

•  Currency Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Portfolio Turnover Risk

EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in foreign equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Exchange Traded Funds Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Mid-Cap and Small-Cap Company Risk

EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“ETFs”) that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world.	• Currency Risk • Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk
EQ/International Value PLUS Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The active allocated portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. The Portfolio also may invest in derivatives such as futures and options.

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  Exchange Traded Funds Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	29

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/MFS International Growth	Seeks to achieve capital appreciation	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a relatively large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Geographic Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Turnover Risk

EQ/Templeton Global Equity Portfolio	Seeks to achieve long-term capital growth.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion tracks the performance of a particular index or indices. The active allocated Portion invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The index allocated Portion is divided into two sub-portions that seek to track the performance (before fees and expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

•  Credit Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Mid-Cap Company Risk

Multimanager International Equity Portfolio	Seeks to achieve long-Term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized outside of the U.S. and are traded in markets outside of the U.S.). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk • Mid-Cap and Small-Cap Company Risk

30	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Small Cap Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index.

The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities of the Underlying Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risk • Small-Cap Company Risk
INVESTMENT GRADE BOND
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•  Credit Risk

•  Derivatives Risk

•  Exchange Traded Funds Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Risks Related to Investments In Other Investment Companies

•  Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•  Credit Risk

•  Derivatives Risk

•  Exchange Traded Funds Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Risks Related to Investments In Other Investment Companies

•  Short Sales Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	31

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.	Under normal market conditions the Portfolio invests, at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Exchange Traded Funds Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Junk Bonds or Lower Rated Securities Risk

•  Leveraging Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover

EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that comprise the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk

32	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

•  Banking Industry Sector Risk

•  Credit Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Loan Participation and Assignments Risk

•  Money Market Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

EQ/PIMCO UltraShort Bond Portfolio	Seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The average portfolio duration will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

•  Credit Risk

•  Derivatives Risk

•  Equity Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Loan Participation and Assignments Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices.

•  Credit Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leverage Risk

•  Junk Bonds or Lower-Rated Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	33

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Barclays TIPS Bond Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

The Fund generally invests at least 90% of its assets in the bonds of its underlying index and at least 95% of its assets in U.S. government bonds. The Fund’s investment adviser may invest up to 10% of its assets in U.S. government bonds not included in the underlying index, but which it believes will help the Fund track its underlying index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Exchange Traded Funds Risk • Fixed Income Risks • General Investment Risks • Non-Diversification Risk
iShares® JP Morgan USD Emerging Markets Bond Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index.	The Fund generally invests at least 90% of its assets in the securities of its underlying index, or in securities not in the index which the adviser believes will help the Fund Track its Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the fund.	• Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risks • Index Strategy Risk • Non-Diversification Risk • Small Cap Company Risk
HIGH YIELD BOND
SPDR® Barclays Capital High Yield Bond ETF	The Fund’s seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index (the “High Yield Index”).	The Fund generally invests at least 80% of its total assets in securities comprising the Index or in securities that the Fund’s investment adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund uses a sampling strategy in seeking to track the performance of the Index.	• Exchange Traded Funds Risk • Fixed Income Securities Risk • General Investment Risks • Junk bonds or Lower Rated Securities Risk • Non-Diversification Risk
MULTI-SECTOR BOND
Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Junk Bonds or Lower-Rated Securities Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

34	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among sixty-four Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of one (1) Portfolio. The Portfolio’s objectives, investment strategies and risks, have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended. AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of December 31, 2010, AXA Equitable had approximately $89.8 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset category and identify each Underlying Portfolio and Underlying ETF to be held by the Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also will rebalance the Portfolio’s holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range and target investment percentages. The portfolio managers that are jointly and primarily responsible for the day-to-day management of the Portfolio are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds and for the Portfolio since September 2005. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA, is Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005- 2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as Assistant Vice President of AXA Equitable since November 2008. He joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s SAI.

While the day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers Advisers to provide day-to-day portfolio management for the Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees and has discretion to allocate the Portfolio’s assets among its current Advisers when applicable. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2010.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2010 for managing the Portfolio and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

EQ Advisors Trust	Management of the Trust	35

Management Fees Paid by the Portfolio in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
All Asset Allocation	0.10%	0.25%

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable an asset-based fee at an annual rate of 0.15% of the Portfolio’s total average daily net assets plus an additional $32,500 annually for the Portfolio. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, an affiliate may serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. In this connection, the Manager’s selection of Underlying Portfolio’s may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting until April 30, 2011 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio listed in the following table, AXA Equitable has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, AXA Equitable has agreed to make payments waive its management, administrative and other fees to limit the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying Portfolios and Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares
All Asset Allocation Portfolio	0.10%	0.35%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

36	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolio. The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The co-distributors may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	37

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g. Multimanager International Equity Portfolio, EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio, EQ/International Value PLUS Portfolio, EQ/International Core PLUS, EQ/International ETF Portfolio and iShares MSCI Emerging Markets Index Fund), the securities of small- and mid-capitalization companies (e.g. Multimanager Mid Cap Growth Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio,) or high-yield securities (e.g. SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including Contractholders whose accounts are held through omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, AXA Equitable may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to

38	Buying and selling shares	EQ Advisors Trust

portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of AXA Equitable’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by AXA Equitable.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	39

6. How portfolio shares are priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios and Underlying ETFs that may invest heavily in foreign securities which sometimes trade on days when the Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by the Portfolio are valued at their respective net asset values. Shares of the Underlying ETFs held by the Portfolio are valued at their most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price. Generally, other portfolio securities and assets of the Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios and Underlying ETFs are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occuring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

40	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	41

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to- earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

42	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years. The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolio’s SAI and available upon request.

All Asset Allocation Portfolio

	Class IA		Class IB
	Year Ended December 31, 2010	October 29, 2009* to December 31, 2009	Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$16.72	$16.39	$16.75		$13.76		$21.26	$21.12	$19.71

Income (loss) from investment operations:
Net investment income (loss) (x)	0.51 (e)	0.25 (e)	0.23	(e)	0.31	(e)	0.28 (e)	0.31 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments	2.02	0.69	2.26		3.28		(6.65)	0.63	1.58

Total from investment operations	2.53	0.94	2.49		3.59		(6.37)	0.94	2.01

Less distributions:
Dividends from net investment income	(0.31)	(0.36)	(0.26)		(0.32)		(0.42)	(0.80)	(0.60)
Distributions from net realized gains	(0.48)	(0.25)	(0.48)		(0.28)		(0.71)	—	—

Total dividends and distributions	(0.79)	(0.61)	(0.74)		(0.60)		(1.13)	(0.80)	(0.60)

Net asset value, end of period	$18.46	$16.72	$18.50		$16.75		$13.76	$21.26	$21.12

Total return (b)	15.20%	5.75%	14.95%		26.12%		(30.37)%	4.52%	10.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,739	$11	$277,412		$269,015		$245,400	$431,095	$508,403
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%	0.35%		0.35%		0.35%	0.35%	0.35%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.10%	0.10%	0.35%		0.35%		0.35%	0.35%	0.35%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.35%	0.43%	0.60	%(c)	0.68	%(c)	0.58%	0.55%	0.55%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.89%	8.39%	1.34%		2.06%		1.53%	1.42%	2.13%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.89%	8.39%	1.34%		2.06%		1.53%	1.43%	2.13%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.64%	8.06%	1.08%		1.75%		1.29%	1.22%	1.93%
Portfolio turnover rate	27%	44%	27%		44%		34%	62%	15%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	43

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make shareholder inquiries contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2011

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/Franklin Templeton Allocation Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Franklin Templeton Master

(117743)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/Franklin Templeton Allocation Portfolio – Class IA and IB Shares

Investment Objective: Primarily seeks capital appreciation and secondarily seeks income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Templeton Allocation Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.05%	0.05%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.88%	0.88%
Total Annual Portfolio Operating Expenses	1.10%	1.35%
Fee Waiver and/or Expense Reimbursement†	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.28%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.15% for Class IA shares and 0.40% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$105	$343	$599	$1,334
Class IB Shares	$130	$421	$733	$1,618

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the EQ/Franklin Core Balanced Portfolio, EQ/Mutual Large Cap Equity Portfolio and EQ/Templeton Global Equity Portfolio (the “Franklin Templeton Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”). The Franklin Templeton Underlying Portfolios, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on approximately an equal basis (33 1/3%) among each of the Franklin Templeton Underlying Portfolios.

The Franklin Templeton Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Franklin Templeton Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objective. Each Franklin Templeton Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (EQ/Franklin Core Balanced Portfolio), Franklin Mutual Advisers, LLC (EQ/Mutual Large Cap Equity Portfolio) or Templeton Global Advisors Limited (EQ/Templeton Global Equity Portfolio) (together, the “Advisers”) and another sub-adviser that sub-advises the portion of each Franklin Templeton Underlying Portfolio’s assets that seeks to track (before expenses) the performance of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval. The Portfolio will purchase Class IA shares of the Franklin Templeton Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The EQ/Franklin Core Balanced Portfolio seeks to maximize income while maintaining prospects for capital appreciation. This portfolio’s assets normally are allocated among two distinct portions: one portion is actively managed (the “Active Allocated Portion”) and one portion seeks to track the performance (before expenses) of a particular index or indices (the “Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities, including convertible securities. Debt securities in

EQ Advisors Trust	About the investment portfolio	3

EQ/Franklin Templeton Allocation Portfolio (continued)

which the Active Allocated Portion may invest include investment grade and below investment grade fixed income securities (also known as high yield or “junk” bonds and which may be illiquid), asset- and mortgage-backed securities, loan participations and government securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and the Barclays Intermediate U.S. Government/Credit Index, respectively. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/Mutual Large Cap Equity Portfolio seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily seeks income. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities), which, for the portfolio, means companies with market capitalizations of $5 billion or more at the time of purchase. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser believes are undervalued, including risk arbitrage securities and securities of distressed companies. The Active Allocated Portion invests predominantly in large-cap companies but it may invest up to 20% of its net assets in smaller companies as well. The Index Allocated Portion seeks to track the performance (before expenses) of the S&P 500 Index. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/Templeton Global Equity Portfolio seeks to achieve long-term capital growth. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests primarily in equity securities of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest in securities in any capitalization range but may invest only to a limited extent in securities issued by small capitalization companies. The Index Allocated Portion is allocated between two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

A portfolio’s investments in derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the portfolio’s gain or loss.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Derivatives Risk. A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other

4	About the investment portfolio	EQ Advisors Trust

risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financial stable companies.

•

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Ba by Moody’s Investors Service, Inc. (“Moody’s”)) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other

EQ Advisors Trust	About the investment portfolio	5

EQ/Franklin Templeton Allocation Portfolio (continued)

risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

•

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

•

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

6	About the investment portfolios	EQ Advisors Trust

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.22% (2009 2nd Quarter)	–19.24% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (April 30, 2007)
EQ/Franklin Templeton Allocation Portfolio — Class IA Shares	10.57%	–3.47%
EQ/Franklin Templeton Allocation Portfolio — Class IB Shares	10.29%	–3.71%
S&P 500 Index	15.06%	–2.24%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.15%
MSCI EAFE Index	7.75%	–5.19%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	April 2007
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401k Plan. Shares also may be sold to tax-qualified retirement plans, to other Portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public, but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	7

2. More About Investment Strategies and Risks

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Allocation Strategy

The Manager is responsible for allocating the Portfolio’s assets among the three Franklin Templeton Underlying Portfolios. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Franklin Templeton Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

You should note that the Franklin Templeton Underlying Portfolios may already be available directly as investment options in your Contract or variable life policy and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Franklin Templeton Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Franklin Templeton Underlying Portfolios instead of in the Portfolio itself. However, not all of the Franklin Templeton Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Franklin Templeton Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

Additional Strategies

The following is a list of additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. The Portfolio invests in Franklin Templeton Underlying Portfolios managed by AXA Equitable and sub-advised by two sub-advisers. The Portfolio’s assets are allocated on approximately an equal basis among each of the Franklin Templeton Underlying Portfolios. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash Management. The Portfolio can hold uninvested cash or cash collateral. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable, the Portfolio’s investment manager.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, the Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — Risks.” However, other factors may

8	More About Investment Strategies and Risks	EQ Advisors Trust

also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objective(s) or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. The Portfolio’s performance will be subject to the risks of investing in the types of securities in which a Franklin Templeton Underlying Portfolio invests in direct proportion to the amount of assets the Portfolio invests in the Franklin Templeton Underlying Portfolio. For example, to the extent the Portfolio invests in Franklin Templeton Underlying Portfolios that invest primarily in equity securities, fixed income securities or foreign securities, the performance of the Portfolio will be subject to the risks of investing in those securities.

The Franklin Templeton Underlying Portfolios have principal investment strategies that come with inherent risks. Some of the risks, including principal risks of investing in the Franklin Templeton Underlying Portfolios, are discussed below. More information about each Franklin Templeton Underlying Portfolio is available in its prospectus.

General Risks of the Franklin Templeton Underlying Portfolios

The Portfolio and each of the Franklin Templeton Underlying Portfolios may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Franklin Templeton Underlying Portfolios, the Manager will have the authority to select and substitute the Franklin Templeton Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Franklin Templeton Underlying Portfolios because the fees payable to it by some of the Franklin Templeton Underlying Portfolios are higher than the fees payable by other Franklin Templeton Underlying Portfolios and because the Manager is also responsible for managing, administering the Franklin Templeton Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position and could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than

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other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk. The risk that the securities market will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the

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other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Risks of Equity Investments

Each Franklin Templeton Underlying Portfolio may invest in equity securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in equity securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. The risks of investing in equity securities may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid Cap and Small Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Special Situations Risk. A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Risks of Fixed Income Investments

Each Franklin Templeton Underlying Portfolio may invest in debt securities. Therefore, you investment in the Portfolio will be subject to the risks of investing in fixed income securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Franklin Templeton Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments. The risks of investing in fixed income securities may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings

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agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Distressed Companies Risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bank-

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ruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Risks of Foreign Securities Investments

Each Franklin Templeton Underlying Portfolio may invest in foreign securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in foreign securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. The risks of investing in foreign securities may include:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

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Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

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Benchmark

The performance of the Portfolio as shown in the section “About the investment portfolio” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

16	More About Investment Strategies and Risks	EQ Advisors Trust

Information Regarding the Franklin Templeton Underlying Portfolios

The following is additional information regarding the Franklin Templeton Underlying Portfolios. If you would like more information about the Franklin Templeton Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com or by contacting your financial professional, or the portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Core Balanced Portfolio	Seeks to maximize income while maintaining prospects for capital appreciation.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before expenses) of a particular index or indices. Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and the Barclays Capital Intermediate U.S. Government/Credit Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

•   Convertible Securities Risk

•   Credit Risk

•   Currency Risk

•   Depository Receipts Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds and Lower Rated Securities Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Participation and Assignments Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

EQ/Mutual Large Cap Equity Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily seeks income.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before expenses) of a particular index or indices. Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser believes are undervalued. The Index Allocated Portion seeks to track the performance (before expenses) of the S&P 500 Index. The Portfolio also may invest in derivatives such as futures and options.

•   Credit Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Distressed Companies Risk

•   Emerging Markets Risk

•   Equity Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Interest Rate Risk

•   Junk Bonds and Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Leveraging Risk

•   Mid-Cap and Small-Cap Company Risk

•   Special Situations Risk

EQ Advisors Trust	More About Investment Strategies and Risks	17

Information Regarding the Franklin Templeton Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Templeton Global Equity Portfolio	Seeks to achieve long-term capital growth.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before expenses) of a particular index or indices. Under normal circumstances, the Active Allocated Portion invests primarily in the equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is allocated between two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap Company Risk

18	More About Investment Strategies and Risks	EQ Advisors Trust

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of one (1) Portfolio. The Portfolio’s objective, investment strategies and risks, have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of December 31, 2010, AXA Equitable had $89.8 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board. The Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA, are responsible for the day-to-day management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds and for the Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA, is Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as Assistant Vice President of AXA Equitable since November 2008. He joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

While day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal period ended December 31, 2010.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2010 for managing the Portfolio and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/Franklin Templeton Allocation	0.05%	0.07%

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative

EQ Advisors Trust	Management of the Trust	19

services, in addition to the management fee, the Portfolio pays AXA Equitable a fee at an annual rate equal to 0.15% of the Portfolio’s average daily net assets plus $32,500. As noted in the prospectus for each Franklin Templeton Underlying Portfolio, AXA Equitable and its affiliates serve as investment manager and administrator for the Franklin Templeton Underlying Portfolios, and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. The Manager’s selection of Franklin Templeton Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting until April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of the Franklin Templeton Underlying Portfolios, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolio	Class IA Shares	Class IB Shares
EQ/Franklin Templeton Allocation Portfolio	0.15%	0.40%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made, and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Franklin, Franklin Mutual, Franklin Advisers and Templeton

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

20	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The co-distributors may receive payments from certain Advisers of the Franklin Templeton Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ Franklin Templeton Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	21

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed, and payment with respect thereto will normally be made, within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash, or may take up to seven days to pay a redemption request in order to raise capital when it is detrimental for the Portfolio to make cash payments, as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Franklin Templeton Underlying Portfolios that invest a significant portion of their assets in foreign securities (which would include each Franklin Templeton Underlying Portfolio), the securities of small- and mid-capitalization companies (e.g., the EQ/Mutual Shares Core and EQ/Templeton Global Equity Portfolios) or high-yield bond securities (e.g., EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the portfolios, AXA Equitable may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services and any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity

22	Buying and selling shares	EQ Advisors Trust

continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. AXA Equitable currently will apply such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of AXA Equitable’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by AXA Equitable.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	23

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Franklin Templeton Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s and the Franklin Templeton Underlying Portfolios’ shares are not priced.

Shares of the Franklin Templeton Underlying Portfolios held by the Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of the Portfolio as well as portfolio securities and assets held by the Franklin Templeton Underlying Portfolios are valued as follows:

•

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities – based upon pricing service valuations.

•

Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options – for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or the lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities – shares of open-end mutual funds (other than ETFs) held by the Portfolio or Franklin Templeton Underlying Portfolios will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that each portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a portfolio’s net asset value by those traders.

24	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability such liability would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	25

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

26	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Franklin Templeton Allocation Portfolio

	Class IA							Class IB
	Year Ended December 31,					April 30, 2007* to December 31, 2007		Year Ended December 31,					April 30, 2007* to December 31, 2007
	2010	2009		2008				2010	2009		2008
Net asset value, beginning of period	$7.20	$5.73		$9.59		$10.00		$7.20	$5.72		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.27 (e)	0.17	(e)	0.33	(e)	0.14	(e)	0.15 (e)	0.15	(e)	0.40	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	0.49	1.47		(3.86)		(0.40)		0.59	1.48		(3.95)		(0.54)

Total from investment operations	0.76	1.64		(3.53)		(0.26)		0.74	1.63		(3.55)		(0.27)

Less distributions:
Dividends from net investment income	(0.17)	(0.17)		(0.33)		(0.15)		(0.15)	(0.15)		(0.32)		(0.14)
Distributions from net realized gains	—	—		—	#	—	#	—	—		—	#	—	#

Total dividends and distributions	(0.17)	(0.17)		(0.33)		(0.15)		(0.15)	(0.15)		(0.32)		(0.14)

Net asset value, end of period	$7.79	$7.20		$5.73		$9.59		$7.79	$7.20		$5.72		$9.59

Total return(b)	10.57%	28.67%		(36.65)%		(2.54)%		10.29%	28.58%		(36.92)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$543	$81		$62		$97		$1,431,664	$1,389,088		$1,029,698		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.15%	0.11	%(gg)	—	%(gg)	—	%(gg)	0.40%	0.36	%(gg)	0.25	%(gg)	0.25	%(gg)
Before waivers and reimbursements(a)(f)	0.22%	0.24%		0.24%		0.27	%(c)	0.47%	0.49%		0.49%		0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	3.69%	2.71%		4.11%		2.12%		1.99%	2.46%		5.08%		4.05%
Before waivers and reimbursements(a)(f)(x)	3.62%	2.58%		3.86%		(8.52)%		1.92%	2.33%		4.83%		3.78%
Portfolio turnover rate	8%	7%		1%		0%		8%	7%		1%		0%

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).

EQ Advisors Trust	Financial Highlights	27

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, or request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio is available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2011

This Prospectus describes ten (10) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolios. This prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Tactical Manager Portfolios

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

Fixed Income Tactical Manager Portfolios

ATM Core Bond Portfolio

ATM Government Bond Portfolio

*	Not all of these Portfolios may be available in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of the Trust and AXA Premier VIP Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Tactical Master

(117880)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA Tactical Manager 500 Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 500 Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.69%	0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$70	$221	$384	$859
Class IB Shares	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. As of December 31, 2010, the market capitalization of companies in this index ranged from $1.3 billion to $368.7 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may

EQ Advisors Trust	About the investment portfolios	3

magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price

4	About the investment portfolios	EQ Advisors Trust

than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
11.13% (2010 3rd Quarter)	–12.55% (2010 2nd Quarter)

For periods prior to the date Class IB Shares commenced operations (October 29, 2009), Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager 500 Portfolio – Class IA Shares	13.09%	24.39%
AXA Tactical Manager 500 Portfolio – Class IB Shares	12.97%	23.70%
S&P 500 Index	15.06%	26.45%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

EQ Advisors Trust	About the investment portfolios	5

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

ATM Large Cap Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Large Cap Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees & Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$72	$224	$390	$871
Class IB Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. For this Portfolio, large-capitalization companies mean those companies with market capitalizations within the range of the S&P 500 Index at the time of purchase. As of December 31, 2010, the market capitalization of companies in this index ranged from $1.3 billion to $368.7 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value

EQ Advisors Trust	About the investment portfolios	7

of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the

8	About the investment portfolios	EQ Advisors Trust

expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is August 28, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
11.02% (2010 3rd Quarter)	–12.82% (2010 2nd Quarter)

Class IB Shares have not commenced operations. Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM Large Cap Portfolio – Class IA Shares	12.79%	14.84%
ATM Large Cap Portfolio – Class IB Shares	12.50%	14.55%
S&P 500 Index	15.06%	18.47%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

EQ Advisors Trust	About the investment portfolios	9

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

10	About the investment portfolios	EQ Advisors Trust

AXA Tactical Manager 400 Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 400 Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.96%	1.21%
Fee Waiver and/or Expense Reimbursement†	–0.20%	–0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	1.01%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class IA shares and 0.95% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$78	$286	$511	$1,160
Class IB Shares	$103	$364	$646	$1,448

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. As of December 31, 2010, the market capitalization of companies in this index ranged from $460 million to $9.2 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest

EQ Advisors Trust	About the investment portfolios	11

the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio

12	About the investment portfolios	EQ Advisors Trust

may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
13.25% (2010 4th Quarter)	–11.00% (2010 2nd Quarter)

For periods prior to the date Class IB Shares commenced operations (October 29, 2009), Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager 400 Portfolio – Class IA Shares	23.88%	33.92%
AXA Tactical Manager 400 Portfolio – Class IB Shares	23.71%	33.19%
S&P 400 Index	26.64%	37.00%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business

EQ Advisors Trust	About the investment portfolios	13

day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14	About the investment portfolios	EQ Advisors Trust

ATM Mid Cap Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Mid Cap Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees & Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$76	$237	$411	$918
Class IB Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. For this Portfolio, mid-capitalization companies means those companies with market capitalizations within the range of the S&P 400 Index at the time of purchase. As of December 31, 2010, the market capitalization of companies in this index ranged from $460 million to $9.2 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts to the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may

EQ Advisors Trust	About the investment portfolios	15

result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of

16	About the investment portfolios	EQ Advisors Trust

larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is August 28, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
13.26% (2010 4th Quarter)	–11.55% (2010 2nd Quarter)

Class IB Shares have not commenced operations. Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM Mid Cap Portfolio – Class IA Shares	22.46%	22.24%
ATM Mid Cap Portfolio – Class IB Shares	22.16%	21.93%
S&P 400 Index	22.64%	28.14%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

EQ Advisors Trust	About the investment portfolios	17

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

18	About the investment portfolios	EQ Advisors Trust

AXA Tactical Manager 2000 Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 2000 Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.29%	0.29%
Acquired Fund Fees & Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.79%	1.04%
Fee Waiver and/or Expense Reimbursement†	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed 0.70% for Class IA Shares and 0.95% for Class IB Shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$77	$248	$435	$974
Class IB Shares	$102	$327	$570	$1,267

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. As of December 31, 2010, the market capitalization of companies in this index ranged from $24.2 million to $5.2 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio,

EQ Advisors Trust	About the investment portfolios	19

they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a

20	About the investment portfolios	EQ Advisors Trust

Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.07% (2010 4th Quarter)	–11.39% (2010 2nd Quarter)

For periods prior to the date Class IB Shares commenced operations (October 29, 2009), Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager 2000 Portfolio – Class IA Shares	24.28%	33.37%
AXA Tactical Manager 2000 Portfolio – Class IB Shares	24.08%	32.72%
Russell 2000 Index	26.85%	35.96%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

EQ Advisors Trust	About the investment portfolios	21

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

22	About the investment portfolios	EQ Advisors Trust

ATM Small Cap Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Small Cap Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees & Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. For this Portfolio, small-capitalization companies means those companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase. As of December 31, 2010, the market capitalization of companies in this index ranged from $24.2 million to $5.2 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be

EQ Advisors Trust	About the investment portfolios	23

deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the

24	About the investment portfolios	EQ Advisors Trust

value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is August 28, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.05% (2010 4th Quarter)	–11.61% (2010 2nd Quarter)

Class IB Shares have not commenced operations. Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM Small Cap Portfolio – Class IA Shares	23.97%	21.97%
ATM Small Cap Portfolio – Class IB Shares	23.66%	21.67%
Russell 2000 Index	26.85%	26.77%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

EQ Advisors Trust	About the investment portfolios	25

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

26	About the investment portfolios	EQ Advisors Trust

AXA Tactical Manager International Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (“MSCI”) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager International Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.31%	0.31%
Acquired Fund Fees & Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.78%	1.03%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.97%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class IA shares and 0.95% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$243	$427	$960
Class IB Shares	$99	$322	$563	$1,254

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the MSCI EAFE Index (Europe, Australasia, Far East) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the MSCI EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a

EQ Advisors Trust	About the investment portfolios	27

combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

28	About the investment portfolios	EQ Advisors Trust

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.80% (2010 3rd Quarter)	–15.45% (2010 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	29

For periods prior to the date Class IB Shares commenced operations (October 29, 2009), Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager International Portfolio – Class IA Shares	4.93%	18.08%
AXA Tactical Manager International Portfolio – Class IB Shares	4.75%	17.84%
MSCI EAFE Index	7.75%	18.80%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

30	About the investment portfolios	EQ Advisors Trust

ATM International Portfolio – Class IA and IB Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity marked indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (“MSCI”) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM International Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.65%	0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$66	$208	$362	$810
Class IB Shares	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the EAFE Index (Europe, Australasia, Far East) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use

EQ Advisors Trust	About the investment portfolios	31

of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

32	About the investment portfolios	EQ Advisors Trust

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is (August 28, 2009). Past performance is not necessarily an indication of future performance.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.71% (2010 3rd Quarter)	–15.37% (2010 2nd Quarter)

Class IB Shares have not commenced operations. Class IB Share performance information shown below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM International Portfolio – Class IA Shares	4.75%	4.50%
ATM International Portfolio – Class IB Shares	4.49%	4.24%
MSCI EAFE Index	7.75%	10.03%

EQ Advisors Trust	About the investment portfolios	33

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of AXA Equitable	May 2011
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2009
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

34	About the investment portfolios	EQ Advisors Trust

ATM Core Bond Portfolio – Class IA and Class IB Shares

Investment Objective: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. Government securities and other debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Core Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.64%	0.89%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$65	$205
Class IB Shares	$91	$284

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period from October 25, 2010, the inception date for the Portfolio, through December 31, 2010, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities. The Portfolio will invest principally in investment grade debt securities (i.e., those debt securities that are rated at least BBB by Standard & Poor’s Ratings Services or Fitch Ratings Ltd. or Baa by Moody’s Investors Services, Inc.) and financial instruments that derive their value from such securities.

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable Life Insurance Company (“AXA Equitable”) or the “Manager”) of interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government/Credit Index (the “Intermediate Government Credit Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Credit Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Index Allocated Portion also may invest in exchange-traded funds (“ETFs”) that seek to track a fixed income

EQ Advisors Trust	About the investment portfolios	35

securities index and in other instruments, such as futures and options contracts, that provide exposure to such an index instead of investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The other portion of the Portfolio invests in futures and options contracts, including contracts on individual securities or securities indices, and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Credit Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of December 31, 2010, the duration of the Intermediate Government Credit Index was 3.72 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general

36	About the investment portfolios	EQ Advisors Trust

investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Risks Related to Investments In Other Investment Companies: A Portfolio that invests in other investment companies (“underlying portfolios”) will indirectly bear fees and expenses charged by those underlying portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each underlying portfolio. The Portfolio is also subject to the risks associated with the securities in which the underlying portfolios invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. The underlying investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the underlying portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on October 25, 2010. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Beitler, CFA	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable,

EQ Advisors Trust	About the investment portfolios	37

AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

38	About the investment portfolios	EQ Advisors Trust

ATM Government Bond Portfolio – Class IA and Class IB Shares

Investment Objective: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Government Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.19%	0.19%
Total Annual Portfolio Operating Expenses†	0.64%	0.89%
†	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$65	$205
Class IB Shares	$91	$284

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable Life Insurance Company (“AXA Equitable”) or the “Manager”) of interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government Bond Index (the “Intermediate Government Bond Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Bond Index. Individual securities holdings may differ from those of the Intermediate Government Bond Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Bond Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Index Allocated Portion also may invest in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index and in other instruments, such as futures and options contracts, that provide exposure to such an index instead of investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

EQ Advisors Trust	About the investment portfolios	39

The other portion of the Portfolio invests in futures and options contracts, including contracts on individual securities or securities indices, and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Bond Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of March 31, 2010, the duration of the Intermediate Government Bond Index was 3.65 years. However, the Portfolio’s overall duration may range from 0 to 5 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also

40	About the investment portfolios	EQ Advisors Trust

the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Risks Related to Investments In Other Investment Companies: A Portfolio that invests in other investment companies (“underlying portfolios”) will indirectly bear fees and expenses charged by those underlying portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each underlying portfolio. The Portfolio is also subject to the risks associated with the securities in which the underlying portfolios invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. The underlying investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the underlying portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Portfolio has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth Beitler, CFA	Portfolio Manager of AXA Equitable	May 2011
Xavier Poutas, CFA	Assistant Vice President of AXA Equitable	May 2011

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	June 2010

EQ Advisors Trust	About the investment portfolios	41

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

42	About the investment portfolios	EQ Advisors Trust

2. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Non-Diversified Status

Each Equity Tactical Manager Portfolio is a non-diversified portfolio. Each Equity Tactical Manager Portfolio may be considered to be non-diversified primarily because it may invest a significant portion of its assets in options and futures contracts, the issuers of which could be deemed to be the exchanges on which the options or futures contracts are traded. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, and if the securities in which a Portfolio invests perform poorly, the Portfolio could incur greater losses than if its investments were diversified among a larger number of issuers or counterparties. In all cases, the Portfolios intend to be diversified for federal income tax purposes so that they can qualify as regulated investment companies.

80% Policies

The ATM Large Cap Portfolio, the ATM Mid Cap Portfolio, the ATM Small Cap Portfolio, and the ATM Core Bond Portfolio and the ATM Government Bond Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolio.” Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

A portion of each Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Adviser of these portions in pursuing these objectives.

The Adviser to this portion of a Portfolio does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the Adviser will use a full replication or sampling technique in seeking to track the total return performance (before fees and expenses) of the particular index. A full replication technique generally involves holding each security in an index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of an index without having to purchase every stock in that index by selecting a representative sample of securities based on the characteristics of the index and the particular securities included therein. Such characteristics may include industry weightings, market capitalizations and fundamental characteristics.

In addition, during any period when the Manager determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other passively managed portfolios managed by the Manager to the extent permitted by statute or regulation.

Tactical Strategies

A portion of each Equity Tactical Manager Portfolio invests in futures and options to manage the Portfolio’s overall equity exposure. The following provides additional information regarding the implementation of these management strategies.

Each Equity Tactical Manager Portfolio uses proprietary models to implement its tactical investment strategy. The level of each Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. Each Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by AXA Equitable that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

Duration Management Strategy

A portion of each Fixed Income Tactical Manager Portfolio invests in futures and options to manage the Portfolio’s overall duration. The following provides additional information regarding the implementation of these management strategies.

Each Fixed Income Tactical Manager Portfolio uses proprietary models to implement its duration management strategy. The level of each Portfolio’s exposure to a particular index generally is determined based on

EQ Advisors Trust	More information on strategies, risks and benchmarks	43

an assessment of market fundamentals and quantitative signals of interest rate movements. In general, when interest rates rise, the value of a Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, the Manager may implement strategies that are intended to reduce the Portfolio’s duration and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that each Portfolio’s duration will be approximately equal to that of its benchmark index during periods when the model indicates that interest rates will remain relatively stable or decrease. During periods when the model indicates that interest rates are likely to rise, it is anticipated that each Portfolio will decrease its duration to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (SAI).

Bonds. Each Portfolio may invest in bonds in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Cash Management. On a day-to-day basis, the Portfolio typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio (a money market fund managed by the Manager) or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt securities.

Derivatives. Portfolios investing primarily in equity securities may use certain “derivative” instruments to manage their equity exposure. Portfolios investing primarily in debt securities may use certain “derivative” instruments to manage their portfolio duration. In addition, each Portfolio also may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to markets, sectors and other securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). In addition to the futures and options contracts discussed above, futures and options on individual securities and options on futures contracts, swaps and forward contracts, and structured securities, including forward currency contracts, are examples of other derivatives in which a Portfolio may invest. A Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because

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the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. Each Portfolio may purchase or sell futures contracts on individual fixed income securities or fixed income securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. It is anticipated that the Portfolios generally will purchase and sell futures contracts on specific debt securities issued by the U.S. government or its agencies of instrumentalities, such as U.S. Treasury bonds or notes, but the Portfolios also may invest in futures contracts on other types of debt securities and in futures contracts on fixed income securities indexes. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolios will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

ETFs. Each Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of a Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Index Options. Each Portfolio also may purchase exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. Each Portfolio also may write (or sell) put and call options on securities indices for the purpose of achieving its investment objective. When writing (selling) call and put options, a Portfolio will “cover” these positions by purchasing a call or put option on the same index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

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Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities. Each Portfolio invests primarily in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Mid-Cap and Small-Cap Companies. A Portfolio may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, including in connection with cash sweep arrangements under which the Portfolios invest excess cash in a money market fund, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies may indirectly bear the fees and expenses of that investment company.

Short Sales. Each Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Investments. For temporary defensive purposes, a Portfolio may invest without limit, in cash, U.S. government securities money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

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Additional Strategies

The following is a list of additional investment strategies that the Portfolios may employ. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Equity Securities. Each Portfolio may invest in equity securities, which generally include common stock, preferred stock, convertible securities, warrants and rights. Equity securities may be bought on stock exchanges or in the over-the-counter market.

Mortgage- and Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending. For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks. Each Portfolio is subject to the following risks:

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may

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be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the Portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the Portfolio. If the borrower fails financially, it is also possible that the Portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Security Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios — Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make

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timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange-Traded Funds Risk. When a Portfolio invests in exchange traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain secu-

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rities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges, and in over-the-counter markets there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the

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settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Company Securities Risk. A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mid Cap and Small Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of

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larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Short Sales Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Benchmarks

MSCI EAFE® Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Israel, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index: An unmanaged index which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000, which represents approximately 10% of the total market capitalization of the Russell 3000, which in turn measures the performance of the 3,000 largest U.S. companies based on total market capitalization (representing approximately 98% of the investable U.S. equity market).

Standard & Poor’s 500 Composite Stock Index: Contains 500 of the largest U.S. companies deemed by Standard & Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400 Index: An unmanaged weighted index of 400 domestic stocks chosen for market size (market capitalization range of $750 million to $3.3 billion), liquidity, and industry group representation. The index returns reflect the reinvestment of dividends.

FTSE 100 Index (“FTSE 100”): The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of December 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

TOPIX Index (“TOPIX”): The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. As of December 31, 2010, there were 1,663 companies represented in the index.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”): The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

S&P/ASX 200 Index (“S&P/ASX 200”): The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged market value weighted index of securities composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of one to ten years and at least $250 million par outstanding.

Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of ten (10) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its Funds Management Group unit (“AXA FMG”) 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager to each Portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of December 31, 2010, AXA Equitable had approximately $89.8 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. Utilizing a due diligence process covering a number of key factors, AXA Equitable selects Advisers to manage each Portfolio’s assets. These key factors include, but are not limited to, the Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Advisers retained for other allocated portions of the Portfolio. AXA Equitable normally allocates each Portfolio’s assets to at least two Advisers. The Manager also is responsible for, among other things, determining the allocation of assets between the passively and tactically managed portions of each Portfolio, developing and overseeing the proprietary research model used to manage each Portfolio, monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board.

The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolio’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Adviser(s). At the Manager’s sole discretion, an Adviser may not be allocated any Portfolio assets despite being named an Adviser to a Portfolio. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismiss or replaces an Adviser to a Portfolio, or adjusts the asset allocation among advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new Adviser’s appointment as an Adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolios that have undergone sub-adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is

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retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

AXA Equitable is responsible for determining the allocation of assets between the actively and passively managed portions of each Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA® and Xavier Poutas, CFA are jointly and primarily responsible for oversight of the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio. Kenneth B. Beitler, CFA and Xavier Poutas, CFA are jointly and primarily responsible for oversight of the ATM Core Bond Portfolio and the ATM Intermediate Government Portfolio.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, has served as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski, has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan is a Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA, has served Assistant Vice President of AXA Equitable since November 2008. He joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Kenneth B. Beitler, CFA, a Vice President of AXA Equitable since August 2009. From August 2009 to present, he has been responsible for overseeing the process of selecting and adding outside investment fund options to AXA Equitable’s insurance products. Prior thereto, Mr. Beitler served as Director of Investments of Northstar Financial Services, Ltd. Prior to June 2007, Mr. Beitler served as Vice President of AXA Equitable’s Funds Management Group heading AXA Equitable’s Portfolio Analytics group.

The Advisers

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2010, AllianceBernstein had approximately $478 billion in assets under management.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the AXA Tactical Manager 500 Portfolio, the AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools.

Judith DeVivo is primarily responsible for day-to-day management of the portion of each Portfolio managed by AllianceBernstein. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes, including the S&P 500, S&P MidCap 400, MSCI EAFE and Russell 2000®, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Index Allocated Portion of each Fixed Income Tactical Manager Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

Greg Wilensky, Senior Vice President and Portfolio Manager — US Core and Absolute Return Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Index Allocated Portion of each Fixed Income Tactical Manager Portfolio. Mr. Wilensky is a member of the US Core and Absolute Return Team and also manages US Inflation Linked Securities Portfolios. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

BlackRock Investment Management, LLC (“BlackRock Investment”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Investment is a registered investment adviser and commodity

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pool operator organized in 1999. Together with its investment management affiliates, BlackRock Investment is one of the world’s largest asset management firms. As of December 31, 2010, BlackRock Investment and its affiliates had approximately $3.56 trillion in assets under management.

Edward Corallo, Christopher Bliss, Creighton Jui and Jennifer Hsui are jointly and primarily responsible for the day-to-day management of a portion of each of the AXA Tactical Manager 500 Portfolio, the AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio.

Edward Corallo is a Managing Director of BlackRock, Inc. since 2009. He was a principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than five years of portfolio management responsibility.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at Barclays Global Investors (“BGI”) heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Jennifer Hsui, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. She has been with the firm as a portfolio manager since 2009. From 2006 to 2009 she served at BGI leading a team responsible for the domestic institutional equity index funds. Prior to 2006 she served as a research analyst at RBC Capital Markets.

Creighton Jui, CFA, a Managing director and portfolio manager in BlackRock’s Institutional Index Equity Portfolio Management Group. He focuses on international index and index plus strategies. Mr. Jui has been with the firm since 2009. Prior thereto he served at BGI from 2000 where he was responsible for developed international market index funds.

The Portfolios’ SAI provides additional information about the Advisers, the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolios to the extent applicable.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2010 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
AXA Tactical Manager 500 Portfolio	0.45%	N/A
ATM Large Cap Portfolio	0.45%	N/A
AXA Tactical Manager 400 Portfolio	0.45%	0.20%
ATM Mid Cap Portfolio	0.45%	N/A
AXA Tactical Manager 2000 Portfolio	0.45%	0.04%
ATM Small Cap Portfolio	0.45%	N/A
AXA Tactical Manager International Portfolio	0.45%	0.06%
ATM International Portfolio	0.45%	N/A

Effective August 1, 2010, the Manager agreed to reduce the contractual management fees for each of the Portfolios above. The current annual contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each of the Portfolios is: 0.45% of the first $4 billion average net assets; 0.43% on the next $4 billion of average daily net assets; and 0.41% on the average daily net assets thereafter. The ATM Core Bond Index Portfolio and ATM Government Bond Index Portfolio have not operated for a full fiscal year, but are subject to the same management fee schedule as the Portfolios shown in the table.

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a contractual fee at an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; 0.125% on the next $5 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

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A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the period ending December 31, 2010.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, AXA Equitable has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, AXA Equitable has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed 0.70% for Class IA shares and 0.95% for Class IB shares of each Equity Tactical Manager Portfolio or 0.65% for Class IA shares and 0.90% for Class IB shares of each fixed income Tactical Manager Portfolio.

Legal Proceedings Relating to the Advisers

AllianceBernstein L.P.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against the Adviser; AllianceBernstein Holding L.P. (“Holding”); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser (“AllianceBernstein defendants”); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under the Employee Retirement Income Security Act (“ERISA”) by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed to plaintiffs. A final settlement was approved by the Court in 2010, and the settlement fund is currently being distributed according to the Court ordered plan. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund’s shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

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4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolios. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares.

The co-distributors may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

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5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., the Tactical Manager International Portfolios), in securities of small- and mid-capitalization companies (e.g., the Tactical Manager 400 Portfolios and the Tactical Manager 2000 Portfolios), or in high-yield securities, tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer

EQ Advisors Trust	Buying and selling shares	59

activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of AXA Equitable’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants.The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by AXA Equitable.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

60	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occuring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

EQ Advisors Trust	How portfolio shares are priced	61

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

62	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	63

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below for the Class IA and Class IB shares of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

ATM Large Cap Portfolio

(fka AXA Tactical Manager 500 Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.24	0.64

Total from investment operations	1.30	0.68

Less distributions:
Dividends from net investment income	(0.06)	(0.04)
Distributions from net realized gains	(0.61)	—

Total dividends and distributions	(0.67)	(0.04)

Net asset value, end of period	$11.27	$10.64

Total return(b)	12.79%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,791,412	$4,608,735
Ratio of expenses to average net assets:
After reimbursements(a)	0.59%	0.62%
Before reimbursements(a)	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.56%	1.19%
Before reimbursements(a)	0.53%	1.18%
Portfolio turnover rate	6%	44%

64	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM Mid Cap Portfolio

(fka AXA Tactical Manager 400 Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.29	0.67

Total from investment operations	2.31	0.69

Less distributions:
Dividends from net investment income	(0.02)	(0.02)
Distributions from net realized gains	(1.39)	—

Total dividends and distributions	(1.41)	(0.02)

Net asset value, end of period	$11.57	$10.67

Total return(b)	22.46%	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$841,905	$1,105,277
Ratio of expenses to average net assets:
After reimbursements(a)	0.63%	0.64%
Before reimbursements(a)	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.20%	0.72%
Before reimbursements(a)	0.17%	0.71%
Portfolio turnover rate	18%	84%

EQ Advisors Trust	Financial Highlights	65

Financial Highlights (cont’d)

ATM Small Cap Portfolio

(fka AXA Tactical Manager 2000 Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.41	0.51

Total from investment operations	2.44	0.53

Less distributions:
Dividends from net investment income	(0.02)	(0.01)
Distributions from net realized gains	(0.89)	—

Total dividends and distributions	(0.91)	(0.01)

Net asset value, end of period	$12.05	$10.52

Total return(b)	23.97%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,249,913	$756,227
Ratio of expenses to average net assets:
After reimbursements(a)	0.62%	0.65%
Before reimbursements(a)	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.24%	0.50%
Before reimbursements(a)	0.21%	0.50%
Portfolio turnover rate	23%	29%

66	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM International Portfolio

(fka AXA Tactical Manager International Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.38	0.11

Total from investment operations	0.47	0.13

Less distributions:
Dividends from net investment income	— #	(0.01)
Distributions from net realized gains	(0.04)	—

Total dividends and distributions	(0.04)	(0.01)

Net asset value, end of period	$10.55	$10.12

Total return(b)	4.75%	1.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,547,443	$2,464,452
Ratio of expenses to average net assets:
After reimbursements(a)	0.64%	0.68%
Before reimbursements(a)	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.95%	0.69%
Before reimbursements(a)	0.95%	0.69%
Portfolio turnover rate	9%	123%

EQ Advisors Trust	Financial Highlights	67

Financial Highlights (cont’d)

AXA Tactical Manager 500 Portfolio

(fka AXA Tactical Manager 500 Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.51	$10.00	$12.43		$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.06 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures	1.51	2.47	1.51		0.72

Total from investment operations	1.62	2.53	1.60		0.74

Less distributions:
Dividends from net investment income	(0.07)	(0.02)	(0.04)		(0.02)
Distributions from net realized gains	(0.30)	—	(0.30)		—

Total dividends and distributions	(0.37)	(0.02)	(0.34)		(0.02)

Net asset value, end of period	$13.76	$12.51	$13.69		$12.43

Total return(b)	13.09%	25.32%	12.97%		6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$984,788	$227,658	$53,305		$270
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.63%	0.69%	0.88	%(c)	0.94	%(c)
Before waivers and reimbursements(a)	0.64%	0.85%	0.89	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.88%	0.85%	0.69%		0.81%
Before waivers and reimbursements(a)	0.87%	0.70%	0.67%		0.78%
Portfolio turnover rate	1%	6%	1%		6%

68	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Tactical Manager 400 Portfolio

(fka AXA Tactical Manager 400 Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.87	$10.00	$12.79	$11.81

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.01 (e)	0.03 (e)	—	†(e)
Net realized and unrealized gain (loss) on investments and futures	2.98	2.86	2.96	0.98

Total from investment operations	3.03	2.87	2.99	0.98

Less distributions:
Dividends from net investment income	(0.03)	—	—	—
Distributions from net realized gains	(0.45)	—	(0.45)	—

Total dividends and distributions	(0.48)	—	(0.45)	—

Net asset value, end of period	$15.42	$12.87	$15.33	$12.79

Total return(b)	23.88%	28.70%	23.71%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,459	$13,192	$24,326	$85
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.68%	0.70%	0.93%	0.95	%(c)
Before waivers and reimbursements(a)	0.90%	4.36%	1.07%	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.38%	0.08%	0.19%	0.04%
Before waivers and reimbursements fees paid indirectly(a)	0.16%	(3.58)%	0.06%	(1.47)%
Portfolio turnover rate	13%	14%	13%	14%

EQ Advisors Trust	Financial Highlights	69

Financial Highlights (cont’d)

AXA Tactical Manager 2000 Portfolio

(fka AXA Tactical Manager 2000 Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.74	$10.00	$12.68		$11.57

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.03 (e)	0.06	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	3.00	2.72	2.97		1.10

Total from investment operations	3.07	2.75	3.03		1.11

Less distributions:
Dividends from net investment income	(0.04)	(0.01)	—	#	—
Distributions from net realized gains	(0.48)	—	(0.48)		—

Total dividends and distributions	(0.52)	(0.01)	(0.48)		—

Net asset value, end of period	$15.29	$12.74	$15.23		$12.68

Total return(b)	24.28%	27.45%	24.08%		9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$305,664	$55,083	$25,972		$89
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.68%	0.69%	0.93%		0.94	%(c)
Before waivers and reimbursements(a)	0.74%	1.90%	0.99	%(c)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.48%	0.39%	0.41%		0.55%
Before waivers and reimbursements(a)	0.43%	(0.83)%	0.39%		(0.20)%
Portfolio turnover rate	18%	9%	18%		9%

70	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Tactical Manager International Portfolio

(fka AXA Tactical Manager International Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.29	$10.00	$12.29		$11.98

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.02 (e)	0.30	(e)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.51	2.41	0.27		0.62

Total from investment operations	0.59	2.43	0.57		0.44

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.07)		(0.06)
Distributions from net realized gains	(0.07)	(0.07)	(0.07)		(0.07)

Total dividends and distributions	(0.17)	(0.14)	(0.14)		(0.13)

Net asset value, end of period	$12.71	$12.29	$12.72		$12.29

Total return(b)	4.93%	24.27%	4.75%		3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$247,999	$56,503	$43,893		$91
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.69%	0.70%	0.94%		0.94	%(c)
Before waivers and reimbursements(a)	0.76%	2.00%	1.01	%(c)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.66%	0.23%	2.54%		(8.26)%
Before waivers and reimbursements(a)	0.60%	(1.08)%	2.50%		(9.62)%
Portfolio turnover rate	3%	24%	3%		24%

EQ Advisors Trust	Financial Highlights	71

Financial Highlights (cont’d)

ATM Core Bond Portfolio

Class IA
October 25, 2010* to December 31, 2010
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	(0.24)

Total from investment operations	(0.20)

Less distributions:
Dividends from net investment income	(0.04)
Distributions from net realized gains	— #

Total dividends and distributions	(0.04)

Net asset value, end of period	$9.76

Total return(b)	(1.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,172,827
Ratio of expenses to average net assets (a)	0.64%
Ratio of net investment income (loss) to average net assets (a)	2.16%
Portfolio turnover rate	17%

*	Commencement of Operations.
†	Per share amount is less than $0.01
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

72	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports include performance information, a discussion of market conditions and the investment strategies that have affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2011

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolio that you can choose as an investment alternative. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/International ETF Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Supplement is accurate or complete. Anyone who tells you otherwise is committing a crime.

ETF Master

(117846)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/International ETF Portfolio – Class IA and IB Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International ETF Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses	0.44%	0.44%
Total Annual Portfolio Operating Expenses	1.00%	1.25%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	1.24%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.55% for Class IA shares and 0.80% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$101	$317	$551	$1,224
Class IB Shares	$126	$396	$685	$1,510

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“exchange traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”) the Portfolio’s investment manager, and generally will be broadly diversified among various geographic regions.

ETFs are investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to provide the Portfolio with broad exposure to international markets. At this stage, the Manager decides what portion of the Portfolio’s investable assets should be invested in various geographic regions. The Manager makes this determination using a proprietary investment process, based on fundamental research regarding the investment characteristics of the various regions, as well as its outlook for international economies and financial markets. The Manager determines, monitors and may periodically adjust asset allocations based on its analysis of data relating to the U.S. and international economies, securities markets and various segments within those markets.

EQ Advisors Trust	About the investment portfolios	3

EQ/International ETF Portfolio (continued)

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions identified as a result of the first stage of the investment process. The Manager seeks to select Underlying ETFs that represent investments in one or more countries that are expected to outperform the Portfolio’s benchmark over the intermediate term. In selecting the Underlying ETFs, the Manager analyzes many factors, including the Underlying ETF’s investment objectives, total return, portfolio holdings, volatility and expenses as well as quantitative and qualitative data regarding the market segments and economies of the country or countries represented in the Underlying ETF’s portfolio of investments.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

ETF Risk. When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, securities selection risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

4	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
24.81% (2009 2nd Quarter)	–20.62% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception (August 25, 2006)
EQ/International ETF Portfolio — Class IA Shares	7.67%	–1.22%
EQ/International ETF Portfolio — Class IB Shares	7.55%	–1.45%
MSCI EAFE Index	7.75%	0.04%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Vice President of AXA Equitable	August 2006
Alwi Chan, CFA	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401k Plan. Shares also may be sold to tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contract, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	5

2. More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

80% Policy

The Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of ETFs. This policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Portfolio.

Underlying ETFs

The Portfolio invests primarily in securities issued by ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, ETFs are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected.

Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.The Portfolio may rely on these exemptive orders in investing in ETFs.

The table below lists the ETFs in which the Portfolio currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying ETF at one time.

iShares® FTSE/Xinhua China 25 Index Fund

iShares® MSCI All Country Asia ex-Japan Index Fund

iShares® MSCI Australia Index Fund

iShares® MSCI Austria Investable Market Index Fund

iShares® MSCI Belgium Investable Market Index Fund

iShares® MSCI Brazil Index Fund

iShares® MSCI BRIC Index Fund

iShares® MSCI Canada Index Fund

iShares® MSCI EAFE Growth Index Fund

iShares® MSCI EAFE Index Fund

iShares® MSCI EAFE Small Cap ETF

iShares® MSCI EAFE Value Index Fund

iShares® MSCI Emerging Markets Index Fund

iShares® MSCI France Index Fund

iShares® MSCI Germany Index Fund

iShares® MSCI Hong Kong Index Fund

iShares® MSCI Israel Capped Investable Market Index Fund

iShares® MSCI Italy Index Fund

iShares® MSCI Japan Index Fund

iShares® MSCI Japan Small Cap ETF

iShares® MSCI Malaysia Index Fund

iShares® MSCI Mexico Investable Market Index Fund

iShares® MSCI Netherlands Investable Market Index Fund

iShares® MSCI New Zealand Investable Market Index Fund

iShares® MSCI Pacific ex-Japan Index Fund

iShares® MSCI Poland Investable Market Index Fund

iShares® MSCI Singapore Index Fund

iShares® MSCI South Africa Index Fund

iShares® MSCI South Korea Index Fund

iShares® MSCI Spain Index Fund

iShares® MSCI Sweden Index Fund

iShares® MSCI Switzerland Index Fund

iShares® MSCI Taiwan Index Fund

iShares® MSCI Thailand Investable Market Index Fund

iShares® MSCI Turkey Investable Market Index Fund

iShares® MSCI United Kingdom Index Fund

iShares® S&P Asia 50 Index Fund

iShares® S&P Europe 350 Index Fund

iShares® S&P India Nifty 50 ETF

iShares® S&P Latin America 40 Index Fund

iShares® S&P/TOPIX 150 Index Fund

SPDR® DJ Euro Stoxx 50 ETF

SPDR® DJ Stoxx 50 ETF

SPDR® S&P BRIC 40 ETF

SPDR® S&P China ETF

SPDR® S&P Emerging Asia Pacific ETF

SPDR® S&P Emerging Europe ETF

SPDR® S&P Emerging Latin America ETF

SPDR® S&P Emerging Markets ETF

SPDR® S&P Emerging Markets Small Cap ETF

SPDR® S&P Emerging Middle East & Africa ETF

SPDR® S&P International Mid Cap ETF

SPDR® S&P International Small Cap ETF

SPDR® S&P Russia ETF

Vanguard Europe Pacific ETF

Vanguard European ETF

Vanguard Pacific ETF

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BIT”). Neither BIT nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

6	More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs	EQ Advisors Trust

SPDRs® is used under license from The McGraw-Hill Companies, Inc. (“McGraw-Hill”). McGraw-Hill makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the section “About the Investment Portfolio — Principal Investment Strategy” and additional investment strategies that the Portfolio may employ in pursuing its investment objective.

Cash Management. The Portfolio can hold uninvested cash or cash collateral. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager.

Derivatives. The Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. If the Portfolio engages in derivatives transactions, it may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. The Portfolio may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Fixed Income Securities. The Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. The Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending. For purposes of realizing additional income, the Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these

EQ Advisors Trust	More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs	7

instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio – Risks.” However, other factors may also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objective(s) or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. The Portfolio invests primarily in Underlying ETFs that invest substantially all of their assets in equity securities of foreign companies. Thus, the performance of the Portfolio will be subject to the risks of investing in equity securities of foreign companies. The Underlying ETFs have investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors, such as securities in specific geographic regions. Additional risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in the Underlying ETFs’ prospectuses.

Risks Associated with the Portfolio and the Underlying ETFs: Because the Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments.

General Investment Risks:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent

8	More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs	EQ Advisors Trust

that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Additional Risks:

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk. When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the

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economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of countries or companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

10	More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs	EQ Advisors Trust

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They may also increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mid Cap and Small Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their

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stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk.  A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying ETFs. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Sector Concentration Risk. A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” is compared to that of a broad-based securities market index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with this benchmark, therefore, are of limited use. It is included because it is widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

MSCI EAFE® Index (Europe, Australasia, Far East) A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

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Information Regarding the Underlying ETFs

The following is additional information regarding the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional.

Each Underlying ETF is subject to certain General Investment Risks, such as Asset Class Risk, Issuer-Specific Risk, Market Risk, Portfolio Management Risk and Security Selection Risk. These General Investment Risks as well as additional principal risks specific to each Underlying ETF are listed below. Information regarding these risks is available in the section “More About Investment Strategies, Risks, Benchmarks and Underlying ETFs — Risks” and in the Underlying ETFs’ Prospectuses.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® FTSE/Xinhua China 25 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/Xinhua China 25 Index.	The Fund generally invests at least 90% of its assets in the securities of the FTSE/Xinhua China 25 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI All Country Asia ex Japan Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI All Country Asia ex Japan Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Australia Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Australia Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Austria Investable Market Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Austria Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Austria Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the index.	• Equity Securities Risk • Foreign Securities Risks • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Belgium Investable Market Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Belgium Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the index.	• Equity Securities Risk • Foreign Securities Risks • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Brazil Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Brazil Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to try to manage the Fund.	• Equity Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI BRIC Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC Index.	The Fund generally invests at least 80% of its assets in the securities of the MSCI BRIC Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risks • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Canada Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Canada Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI EAFE Growth Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Growth Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Growth Index and in depositary receipts representing such securities. The index is a subset of the MSCI EAFE Index and consists of securities classified by MSCI as most representing the growth style. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Investment Style Risk • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI EAFE Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Index and in depositary receipts representing such securities. The index was developed as an equity benchmark for MSCI’s international stock performance. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI EAFE Small Cap Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index (“EAFE Small Cap Index”).	The fund generally invests at least 90% of its assets in securities of the EAFE Small Cap Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk • Small Cap Company Risk
iShares® MSCI EAFE Value Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Value Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Index and in depositary receipts representing such securities. The index is a subset of the MSCI EAFE Index and consists of securities classified by MSCI as most representing the value style. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Emerging Markets Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Emerging Markets Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI France Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI France Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI France Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI Germany Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Germany Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Hong Kong Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Hong Kong Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Israel Capped Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market Index.	The Fund will at all times invest at least 90% of its assets in the securities of the MSCI Israel Capped Investable market Index or in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI Italy Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Italy Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Italy Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Japan Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Japan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Japan Small Cap ETF	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap Index (“Japan Small Cap Index”)	The fund generally invests at least 90% of its assets in the securities of the Japan Small Cap Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk • Small Cap Company Risk
iShares® MSCI Malaysia Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Malaysia Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Mexico Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Mexico Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Netherlands Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Netherlands Investable Market Index.	The Fund will normally invest at least 90% of its assets in the securities of the MSCI Netherlands Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI New Zealand Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI New Zealand Investable Market Index.	The Fund generally invests at least 80% of its assets in securities of the MSCI New Zealand Investable Market Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risks • Exchange Traded Funds Risks

16	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Pacific ex-Japan Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific ex-Japan Index. The index consists of stocks in the Australia, Hong Kong, New Zealand and Singapore markets.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Pacific ex-Japan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Poland Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI Poland Investable Market Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI Poland Investable Market Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risks • Exchange Traded Funds Risks
iShares® MSCI Singapore Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Singapore Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI South Africa Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI South Africa Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI South Korea Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Korea Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI South Korea Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Spain Index Fund	Seeks investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spain market, as measured by the MSCI Spain Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Spain Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	17

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Sweden Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Sweden Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Sweden Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Switzerland Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Switzerland Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Taiwan Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Taiwan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Thailand Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, the MSCI Thailand Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Thailand Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Turkey Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Turkey Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI United Kingdom Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI United Kingdom Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

18	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® S&P Asia 50 Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Asia 50 Index.	The Fund generally invests at least 90% of its assets in securities of the S&P Asia 50 Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® S&P Europe 350 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s Europe 350 Index.	The Fund generally invests at least 90% of its assets in the securities of the Standard & Poor’s Europe 350 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® S&P India Nifty 50 Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P CNX Nifty Index (“CNX Nifty Index”)	The fund will invest substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius, which in turn, will invest at least 80% of its total assets in securities that comprise the CNX Nifty Index. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® S&P Latin America 40 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s Latin America 40 Index.	The Fund generally invests at least 90% of its assets in the securities of the Standard & Poor’s Latin America 40 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® S&P/TOPIX 150 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/TOPIX 150 Index.	The Fund generally invests at least 90% of its assets in the securities of the S&P/TOPIX 150 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
SPDR® DJ Euro STOXX 50 ETF	The Fund’s investment objective is to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones EURO STOXX 50® Index.	The Fund will normally invest at least 90% of its assets in the securities. The Dow Jones EURO STOXX 50 Index. The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones EURO STOXX 50 Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	19

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® DJ STOXX 50 ETF	The Fund’s investment objective is to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones STOXX 50® Index.	The Fund will normally invest at least 90% of its assets in the securities. The Dow Jones STOXX 50 Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones STOXX 50 Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P BRIC 40 ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance the SPDR S&P BRIC 40 Index.	The Fund will normally invest at least 80% of its assets in the securities of the SPDR BRIC 40 Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy designed to track the total return performance of the S&P BRIC 40 Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P China ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P China BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the SPDR China BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P China BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Asia Pacific ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance the S&P Asia Pacific Emerging BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Asia Pacific Emerging BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Asia Pacific Emerging BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Europe ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P European Emerging Capped BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P European Emerging Capped BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P European Emerging Capped BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Micro Cap Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk

20	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P Emerging Latin America ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of S&P Latin America BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Latin America BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Latin America BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Markets ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of S&P Emerging BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Emerging BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Emerging BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Markets Small Cap ETF	The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of S&P Emerging Markets Under USD2 Billion Index.	The Fund will normally invest at least 80% of its assets in the securities of the S&P Emerging Markets Under USD2 Billion Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Emerging Markets Under USD2 Billion Index.	• Foreign Securities Risk • General Investment Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Middle East & Africa ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P Mid-East & Africa BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Mid-East & Africa BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Mid-East & Africa BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P International Mid Cap ETF	The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion Index.	The Fund will normally invest at least 80% of its assets in the securities of the S&P Developed Ex-US Between USD2 Billion and USD5 Billion Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion.	• Foreign Securities Risk • General Investment Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	21

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P International Small Cap ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Developed Ex-US Under USD2 Billion Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion.	• Foreign Securities Risk • General Investment Risk • Non-Diversified Risk • Exchange Traded Funds Risk • Small Cap Company Risk
SPDR® S&P® Russia ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Russian equity market.	The Fund normally will invest at least 80% of its total assets in the securities comprising the S&P Russia Capped BMI Index or in corresponding American Depositary Receipts or Global Depositary receipts. The Fund uses a passive management strategy and a “sampling” methodology designed to track the total return performance of the S&P Russia Capped BMI Index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risks • Exchange Traded Funds Risks
Vanguard Europe Pacific ETF	Seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.	The Fund purchases stocks included in the MSCI EAFE Index. The Fund uses statistical methods to sample the Index	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
Vanguard European ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.	The Fund employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Europe Index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
Vanguard Pacific ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.	The Fund employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk

22	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of one (1) Portfolio. The Portfolio’s objective, investment strategies and risks have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of December 31, 2010, AXA Equitable had approximately $89.8 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the strategic asset allocation for the Portfolio and the selection of Underlying ETFs in which the Portfolio will invest. The Manager will make these determinations and engage in periodic rebalancing of the Portfolio’s investments using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the geographic regions and Underlying ETFs, as well as its outlook for the economy and financial markets.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA, are responsible for the day-to-day management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds and for the Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA, is Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as Assistant Vice President of AXA Equitable since November 2008. He joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

While day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the management agreement with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2010.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2010 for managing the Portfolio and the rate of the fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2010

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/International ETF	0.40%	0.01%

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting

EQ Advisors Trust	Management of the Trust	23

services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (exclusive of certain Portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter.

Expense Limitation Agreement

In the interest of limiting until April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees to limit the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolio	Class IA	Class IB
EQ/International ETF Portfolio	0.55%	0.80%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

24	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class IA and Class IB shares of the Trust offered by this Prospectus. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of FINRA.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolio. The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

EQ Advisors Trust	Fund distribution arrangements	25

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., iShares MSCI Australia Index Fund and iShares MSCI Singapore Index Fund), the securities of small- and mid-capitalization companies or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, AXA Equitable may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the same Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the same Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if

26	Buying and selling shares	EQ Advisors Trust

such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. AXA Equitable currently will apply such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of AXA Equitable’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by AXA Equitable.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	27

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying ETFs that invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s or an Underlying ETF’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities – based upon pricing service valuations.

•

Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options – for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities – shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affecting their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

28	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	29

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of the Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of the Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified the Portfolio is, the less volatile it will be.

Yield — The rate at which the Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

30	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/International ETF Portfolio

	Class IA						Class IB
	Year Ended December 31,				August 25, 2006* to December 31, 2006		Year Ended December 31,							August 25, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008		2007
Net asset value, beginning of period	$6.93	$6.34	$11.90	$10.99	$10.00		$6.93	$6.35		$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14 (e)	0.22 (e)	0.38 (e)	0.42 (e)	0.24	(e)	0.12 (e)	0.15	(e)	0.27	(e)	0.22	(e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	0.39	1.29	(5.44)	0.78	0.91		0.40	1.33		(5.34)		0.94		0.94

Total from investment operations	0.53	1.51	(5.06)	1.20	1.15		0.52	1.48		(5.07)		1.16		1.14

Less distributions:
Dividends from net investment income	(0.14)	(0.66)	(0.17)	(0.22)	(0.16)		(0.12)	(0.64)		(0.15)		(0.18)		(0.15)
Distributions from net realized gains	(0.17)	(0.26)	— #	(0.07)	—		(0.17)	(0.26)		—	#	(0.07)		—
Return of capital	—	—	(0.33)	—	—		—	—		(0.33)		—		—

Total dividends and distributions	(0.31)	(0.92)	(0.50)	(0.29)	(0.16)		(0.29)	(0.90)		(0.48)		(0.25)		(0.15)

Net asset value, end of period	$7.15	$6.93	$6.34	$11.90	$10.99		$7.16	$6.93		$6.35		$11.90		$10.99

Total return (b)	7.67%	24.04%	(42.62)%	10.93%	11.50%		7.55%	23.52%		(42.68)%		10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$328,326	$312,918	$30,332	$11,578	$3,339		$1,061	$987		$799		$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.55%	0.43%	0.40%	0.40%	0.40%		0.80%	0.68	%(c)	0.65%		0.65%		0.65%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.55%	0.43%	0.26%	0.33%	0.10	%(c)	0.80%	0.68	%(c)	0.51	%(c)	0.58%		0.35	%(c)
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.56%	0.55%	0.87%	1.50%	4.93	%(c)	0.81%	0.80	%(c)	1.12	%(c)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.04%	3.32%	4.12%	3.40%	6.34%		1.78%	2.22%		2.68%		1.81%		5.14%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.04%	3.32%	4.26%	3.47%	6.60%		1.78%	2.22%		2.82%		1.88%		5.52%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.03%	3.19%	3.65%	2.30%	1.79%		1.77%	2.05%		2.14%		0.63%		0.55%
Portfolio turnover rate	9%	12%	18%	8%	0%		9%	12%		18%		8%		0%

EQ Advisors Trust	Financial Highlights	31

Financial Highlights (cont’d)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

32	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2011

This prospectus describes five (5) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA and IB shares offered by the Trust on behalf of the Portfolios. This prospectus contains information you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

AXA Strategic Allocation Series Portfolios

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Strategic Alloc Master

Class IA/IB

(117816)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA Conservative Strategy Portfolio – Class IA and IB Shares

Investment Objective: Seeks a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Strategy Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.53%	0.53%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waivers and/or Expense Reimbursements†	–0.20%	–0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$72	$267	$479	$1,089
Class IB Shares	$97	$346	$614	$1,380

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”). The Portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

EQ Advisors Trust	AXA Conservative Strategy Portfolio	3

AXA Conservative Strategy Portfolio (continued)

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk —  The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its

4	AXA Conservative Strategy Portfolio	EQ Advisors Trust

first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.07% (2010 3rd Quarter)	0.09% (2010 2nd Quarter)

Class IA Shares have not commenced operations. Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Conservative Strategy Portfolio — Class IA Shares	7.23%	9.34%
AXA Conservative Strategy Portfolio — Class IB Shares	7.23%	9.34%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	April 2009
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	AXA Conservative Strategy Portfolio	5

AXA Conservative Growth Strategy Portfolio – Class IA and IB Shares

Investment Objective: Seeks current income and growth of capital, with greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Growth Strategy Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.57%	0.57%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waivers and/or Expense Reimbursements†	–0.15%	–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$77	$272	$484	$1,094
Class IB Shares	$102	$350	$618	$1,384

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”). The Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset classes may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

6	AXA Conservative Growth Strategy Portfolio	EQ Advisors Trust

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s

EQ Advisors Trust	AXA Conservative Growth Strategy Portfolio	7

AXA Conservative Growth Strategy Portfolio (continued)

average annual total returns for the past one-year and since inception periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
6.02% (2010 3rd Quarter)	–3.13% (2010 2nd Quarter)

Class IA Shares have not commenced operations. Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Conservative Growth Strategy Portfolio — Class IA Shares	9.05%	13.70%
AXA Conservative Growth Strategy Portfolio — Class IB Shares	9.05%	13.70%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	April 2009
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to Portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

8	AXA Conservative Growth Strategy Portfolio	EQ Advisors Trust

AXA Balanced Strategy Portfolio – Class IA and IB Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Balanced Strategy Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
Fee Waivers and/or Expense Reimbursements†	–0.09%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$82	$275	$484	$1,088
Class IB Shares	$107	$353	$619	$1,378

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”). The Portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction,

EQ Advisors Trust	AXA Balanced Strategy Portfolio	9

AXA Balanced Strategy Portfolio (continued)

is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception

10	AXA Balanced Strategy Portfolio	EQ Advisors Trust

periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
7.00% (2010 3rd Quarter)	–4.70% (2010 2nd Quarter)

For periods prior to the date Class IA Shares commenced operations (September 11, 2009), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Balanced Strategy Portfolio — Class IA Shares	10.31%	15.38%
AXA Balanced Strategy Portfolio — Class IB Shares	10.11%	15.20%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	April 2009
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	AXA Balanced Strategy Portfolio	11

AXA Moderate Growth Strategy Portfolio – Class IA and IB Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Moderate Growth Strategy Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.61%	0.61%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
Fee Waivers and/or Expense Reimbursements†	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$280	$489	$1,092
Class IB Shares	$112	$358	$624	$1,383

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”). The Portfolio invests approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

12	AXA Moderate Growth Strategy Portfolio	EQ Advisors Trust

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: — Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception

EQ Advisors Trust	AXA Moderate Growth Strategy Portfolio	13

AXA Moderate Growth Strategy Portfolio (continued)

periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)
7.93% (2010 3rd Quarter)	–6.29% (2010 2nd Quarter)

Class IA Shares have not commenced operations. Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Moderate Growth Strategy Portfolio — Class IA Shares	10.84%	18.58%
AXA Moderate Growth Strategy Portfolio — Class IB Shares	10.84%	18.58%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	April 2009
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14	AXA Moderate Growth Strategy Portfolio	EQ Advisors Trust

AXA Growth Strategy Portfolio – Class IA and IB Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Growth Strategy Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.63%	0.63%
Total Annual Portfolio Operating Expenses	0.93%	1.18%
Fee Waivers and/or Expense Reimbursements†	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%
†	Pursuant to a contract, AXA Equitable Life Insurance Company has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Life Insurance Company at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$289	$507	$1,138
Class IB Shares	$112	$367	$642	$1,427

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”). The Portfolio invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset classes may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

EQ Advisors Trust	AXA Growth Strategy Portfolio	15

AXA Growth Strategy Portfolio (continued)

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: — Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception

16	AXA Growth Strategy Portfolio	EQ Advisors Trust

periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
8.96% (2010 3rd Quarter)	–7.92% (2010 2nd Quarter)

For periods prior to the date Class IA Shares commenced operations (September 11, 2009), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Growth Strategy Portfolio — Class IA Shares	11.96%	19.65%
AXA Growth Strategy Portfolio — Class IB Shares	11.67%	19.40%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Vice President of AXA Equitable	April 2009
Alwi Chan, CFA®	Vice President of AXA Equitable	May 2011
Xavier Poutas, CFA®	Assistant Vice President of AXA Equitable	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	AXA Growth Strategy Portfolio	17

The Portfolios at a Glance

The AXA Strategic Allocation Series Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Strategic Allocation Series Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Strategic Allocation Series Portfolios — AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio and AXA Growth Strategy Portfolio. Each AXA Strategic Allocation Series Portfolio pursues its investment objective by investing in the Underlying Portfolios, which are managed by the Manager. The chart below illustrates each AXA Strategic Allocation Series Portfolio according to its emphasis on income and anticipated growth of capital:

AXA Strategic Allocation Series Portfolios	Income	Growth of Capital
AXA Conservative Strategy Portfolio	High	Low
AXA Conservative Growth Strategy Portfolio	Medium to High	Low to Medium
AXA Balanced Strategy Portfolio	Medium	Medium to High
AXA Moderate Growth Strategy Portfolio	Low	Medium to High
AXA Growth Strategy Portfolio	Low	High

The Manager, under the oversight of the Board of Trustees (the “Board”), has established an asset allocation target for each AXA Strategic Allocation Series Portfolio. This target is the approximate percentage of each Portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the Portfolios invest. These asset allocation targets may be changed without shareholder approval.

The Manager establishes the asset allocation targets for each asset class and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell a Portfolio’s holdings in an Underlying Portfolio in order to invest in another Underlying Portfolio believed to offer superior investment opportunities. The Manager does not intend to engage in active and frequent trading on behalf of the AXA Strategic Allocation Series Portfolios. The following chart describes the current asset allocation targets among the asset classes for each AXA Strategic Allocation Series Portfolio.

Asset Class*	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy
Percentage of Equities	20%	40%	50%	60%	70%
Percentage of Fixed Income*	80%	60%	50%	40%	30%
*	The target allocations may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class. Each AXA Strategic Allocation Series Portfolio also may deviate temporarily from its asset allocation targets for defensive purposes. In addition, each AXA Strategic Allocation Series Portfolio may deviate from its asset allocation targets as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Strategic Allocation Series Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each AXA Strategic Allocation Series Portfolio’s holdings periodically to bring the Portfolio’s asset allocation back into alignment with its asset allocation target. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class whose minimum percentage has not been achieved.

In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, an AXA Strategic Allocation Series Portfolio may invest in Underlying Portfolios as deemed appropriate by the Manager that combine a passive investment index style with an actively managed futures and options strategy that is used to tactically manage exposure to securities in a particular index or indexes based on the level of volatility in the market or interest rate movements as applicable. This strategy may not fully protect a Portfolio against declines in the value of its portfolio, and the Portfolio could experience a loss or could underperform its benchmark during certain periods as a result of its investment in these Underlying Portfolios.

The AXA Strategic Allocation Series Portfolios also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager and for temporary defensive purposes to respond to adverse market, economic or political conditions.

18	The Portfolios at a Glance	EQ Advisors Trust

During such times, the Manager may reduce the equity allocation of an AXA Strategic Allocation Series Portfolio to zero. Should an AXA Strategic Allocation Series Portfolio take this action, it may not achieve its investment objective. The AXA Strategic Allocation Series Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Strategic Allocation Series Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset class, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by AXA Equitable and may be sub-advised by one or more sub-advisers, which may include affiliates of AXA Equitable. AXA Equitable’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Strategic Allocation Series Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Strategic Allocation Series Portfolios will purchase Class IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Equities

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager 400 Portfolio

AXA Tactical Manager 500 Portfolio

AXA Tactical Manager 2000 Portfolio

AXA Tactical Manager International Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/Equity Growth PLUS

EQ/International Core PLUS Portfolio

EQ/International ETF Portfolio

EQ/International Equity Index Portfolio

EQ/International Value PLUS Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Small Company Index

Fixed Income ATM Core Bond Portfolio ATM Government Bond Portfolio EQ/Core Bond Index Portfolio EQ/Global Bond PLUS Portfolio EQ/Intermediate Government Bond Index Portfolio

Please note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in any of the AXA Strategic Allocation Series Portfolios bears both the expenses of the particular AXA Strategic Allocation Series Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Strategic Allocation Series Portfolio instead of in the AXA Strategic Allocation Series Portfolio itself. However, not all of the Underlying Portfolios of a or an AXA Strategic Allocation Series Portfolio may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation services provided by AXA Equitable.

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More About Investment Strategies, Risks & Benchmarks

More About Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Goals, Strategies & Risks — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. Each Portfolio invests in Underlying Portfolios managed by AXA Equitable and sub-advised by one or more sub-advisers, which may include affiliates of AXA Equitable. In addition, each Portfolio has an asset allocation target that is an approximate percentage of the Portfolio’s assets allocated between equity and fixed income securities as represented by the individual holdings of the Underlying Portfolios. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments. Each Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes, each Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “Goals, Strategies & Risks — Principal Investment Risks.” However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. To the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, the performance of the Portfolio will be subject to the risks of investing in equity securities. To the extent a Portfolio invests in Underlying Portfolios that invest in fixed income securities, the performance of the Portfolio will be subject to the risks of investing in fixed income securities, which may include high yield securities.

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To the extent a Portfolio invests in an Underlying Portfolio that invests in foreign securities, the performance of the Portfolio will be subject to the risks of investing in foreign securities.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. More information about the Underlying Portfolios is available in the Underlying Portfolios’ prospectuses.

General Risks of AXA Strategic Allocation Series Portfolios and the Underlying Portfolios

Each of the Portfolios and the Underlying Portfolios may be subject to certain general investment risks, as discussed below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing a sub-adviser (“Adviser”) and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives posi-

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tions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Exchange Traded Funds Risk. When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high

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unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the

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Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Sales Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. As a general matter, the AXA Growth Strategy Portfolio, AXA Moderate Growth Strategy Portfolio and AXA Balanced Strategy Portfolio will be subject to the risks of investing in equity securities to a greater extent than the AXA Conservative Strategy Portfolio and AXA Conservative Growth Strategy Portfolio. The risks of investing in equity securities include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

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Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

As a general matter, the AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio and AXA Balanced Strategy Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than the AXA Growth Strategy Portfolio and AXA Moderate Growth Strategy Portfolio. The risks of investing in fixed income securities include:

Convertible Securities. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment

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grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on

26	More About Investment Strategies, Risks & Benchmarks	EQ Advisors Trust

the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each AXA Strategic Allocation Series Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in an AXA Strategic Allocation Series Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to

EQ Advisors Trust	More About Investment Strategies, Risks & Benchmarks	27

uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

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Benchmarks

The performance of the Portfolios as shown in the section “Goals, Strategies & Risks” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

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Information Regarding the Underlying Portfolios

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com by contacting your financial professional, or the portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios without notice or shareholder approval. The Manager’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
FIXED INCOME
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•   Credit Risk

•   Derivatives Risk

•   Exchange Traded Funds Risk

•   Index Strategy Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Leveraging Risk

•   Liquidity Risk

•   Risks Related to Investments In Other Investment Companies

•   Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•   Credit Risk

•   Derivatives Risk

•   Exchange Traded Funds Risk

•   Index Strategy Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Leveraging Risk

•   Liquidity Risk

•   Risks Related to Investments In Other Investment Companies

•   Short Sales Risk

•   Zero Coupon and Pay-in-Kind Securities Risk

30	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds.

•   Credit Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Leveraging Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover

EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.	Under normal market conditions the Portfolio invests, at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market, including U.S. Treasury, and government-related, corporate and agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQUITIES
EQ/Large Cap Value PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Portfolio Turnover Risk
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio typically will hold all securities in the Russell 1000 Value Index in the exact weight each represents in the index, although in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Mid-Cap and Small-Cap Company Risk
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return, before expenses, that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity Growth PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Exchange Traded Funds Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Mid-Cap Company Risk
EQ/Large Cap Core PLUS Portfolio	Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

•   Currency Risk

•   Derivatives Risk

•   Emerging Market Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Large-Cap Company Risk

•   Leveraging Risk

•   Portfolio Turnover Risk

EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index at the time of initial investment. The Portfolio seeks to hold all securities in the Index in the exact weight each represents in the Index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large Cap Company Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	33

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth PLUS Portfolio	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Investment Style Risk

•   Large-Cap Company Risk

•   Leveraging Risk

•   Portfolio Turnover Risk

EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Small-Cap Company Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio typically holds all 400 securities in the index in the exact weight each represents in the index, although, in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Mid-Cap Company Risk

34	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Value PLUS Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Investment Style Risk

•   Leveraging Risk

•   Mid-Cap Company Risk

EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in ETFs that, in turn, invest substantially all of their assets in equity securities of foreign companies of any size located in developed and emerging markets throughout the world.	• Currency Risk • Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk
EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in foreign equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Large-Cap Company Risk

•   Leveraging Risk

•   Mid-Cap and Small-Cap Company Risk

EQ/International Value PLUS Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital	The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The active allocated portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. The Portfolio also may invest in derivatives such as futures and options.

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Index Strategy Risk

•   Investment Style Risk

•   Large-Cap Company Risk

•   Leveraging Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	35

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPI Index, and 10% S&P/ASX 200 Index (“composite index”) including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies represented in the composite index. The Adviser selects a subset of the companies represented in each index comprising the composite index.	• Currency Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk
ATM Large Cap Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.

		The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk
AXA Tactical Manager 500 Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.

		The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk

36	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Mid Cap Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies including securities included in the S&P MidCap 400 Index.

		The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Mid-Cap Company Risk • Non-Diversification Risk • Short Sales Risk
AXA Tactical Manager 400 Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies including securities included in the S&P MidCap 400 Index.

		The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Mid-Cap Company Risk • Non-Diversification Risk • Short Sales Risk
ATM Small Cap Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.

		The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk • Small-Cap Company Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	37

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Tactical Manager 2000 Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.

		The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk • Small-Cap Company Risk
ATM International Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index and the Tokyo Stock Price Index.

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•   Currency Risk

•   Depositary Receipt Risk

•   Derivatives Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Geographic Risk

•   Index Strategy Risk

•   Leveraging Risk

•   Non-Diversification Risk

•   Political/Economic Risk

•   Regulatory Risk

•   Settlement Risk

•   Transaction Costs Risk

•   Short Sales Risk

AXA Tactical Manager International Portfolio

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index and the Tokyo Stock Price Index.

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•   Currency Risk

•   Depositary Receipt Risk

•   Derivatives Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities Risk

•   Geographic Risk

•   Index Strategy Risk

•   Leveraging Risk

•   Non-Diversification Risk

•   Political/Economic Risk

•   Regulatory Risk

•   Settlement Risk

•   Short Sales Risk

•   Transaction Costs Risk

38	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) portfolios. each of which has authorized Class IA and Class IB shares. This prospectus describes the Class IA and Class IB shares of the five (5) AXA Strategic Allocation Series Portfolios of the Trust. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”) 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Strategic Allocation Series Portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As of December 31, 2010, AXA Equitable had approximately $89.8 billion in assets under management.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the day to day management of the AXA Strategic Allocation Series Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Strategic Allocation Series Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Strategic Allocation Series Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and identify the specific Underlying Portfolio to be held by an AXA Strategic Allocation Series Portfolio, including the portion of each Portfolio’s assets to invest in the volatility management strategy. Percentage targets are established and Underlying Portfolios are identified using AXA Equitable’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, Underlying Portfolios, as well as AXA Equitable’s outlook for the economy and financial markets. AXA Equitable also will rebalance each AXA Strategic Allocation Series Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA, are responsible for the day-to-day management of the Portfolios.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds and for each Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA, is Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as Assistant Vice President of AXA Equitable since November 2008. He joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While day-to-day management of the Portfolios currently is provided by the Manager, the Manager may hire Advisers to provide day-to-day portfolio management for a Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Advisers (if applicable). If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis of the decision by the Board to approve the investment management agreement with respect to the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended December 31, 2010.

Management Fees

Each AXA Strategic Allocation Series Portfolio pays a fee to the Manager for management services. For the fiscal year ended December 31, 2010, each Portfolio paid a fee at an annual rate of 0.10% of the average net assets of the Portfolio. AXA Equitable also provides administrative services to the Trust including, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net

EQ Advisors Trust	Management of the Trust	39

asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Portfolio pays AXA Equitable an asset-based fee at an annual rate of 0.15% of its average daily net assets plus an additional $32,500 annually. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Strategic Allocation Series Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have an positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting the expenses of each AXA Strategic Allocation Series Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses (including acquired fund fees and expenses) of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), are limited to 0.70% for Class IA shares and 0.95% for Class IB shares of AXA Conservative Strategy Portfolio, 0.75% for Class IA shares and 1.00% for Class IB shares of the AXA Conservative Growth Strategy Portfolio, 0.80% for Class IA shares and 1.05% for Class IB shares of the AXA Balanced Strategy Portfolio, 0.85% for Class IA shares and 1.10% for Class IB shares of the AXA Moderate Growth Strategy Portfolio; and 0.85% for Class IA shares and 1.10% for Class IB shares of the AXA Growth Strategy Portfolio, respectively, until April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement).

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements does not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. AXA Equitable’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

40	Management of the Trust	EQ Advisors Trust

Portfolio Services

Buying and Selling Shares

Each AXA Strategic Allocation Series Portfolio offers Class IA and Class IB shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Strategic Allocation Series Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Strategic Allocation Series Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., EQ/International Core PLUS Portfolio) or the securities of small- and mid-capitalization companies (e.g., EQ/Mid Cap Value PLUS Portfolio, EQ/Small Company Index Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a Portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, AXA Equitable may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting

EQ Advisors Trust	Portfolio Services	41

under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to Portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. AXA Equitable currently will apply such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of AXA Equitable’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust also may, in its sole discretion and without further notice, change what they consider potentially disruptive transfer activity and their monitoring procedures and thresholds, as well as change their procedures to restrict this activity. You should consult the Contract prospectus that accompanies this prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by AXA Equitable.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus.

Restriction	Situation
The Portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities which sometimes trade on days when a Portfolio’s shares are not priced.

42	Portfolio Services	EQ Advisors Trust

Shares of the Underlying Portfolios held by the AXA Strategic Allocation Series Portfolios are valued at their net asset value. Generally other portfolio securities and other assets of the AXA Strategic Allocation Series Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occuring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

Dividends and Other Distributions

Each AXA Strategic Allocation Series Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by an AXA Strategic Allocation Series Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each AXA Strategic Allocation Series Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company

EQ Advisors Trust	Portfolio Services	43

that satisfies the Federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that could hurt its investment performance. Also, to the extent that an AXA Strategic Allocation Series Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each AXA Strategic Allocation Series Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as the Manager and the administrator for the Trust, therefore carefully monitors Portfolio compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The AXA Strategic Allocation Series Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, (the “Co-Distributors”). The Co-Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (formerly, the NASD). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Strategic Allocation Series Portfolios’ Class IB shares. Under the plan, Class IB shares are charged an annual fee to compensate the Co-Distributors for promoting, selling and servicing shares of the AXA Strategic Allocation Series Portfolios. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares. Because these fees are paid out of each AXA Strategic Allocation Series Portfolio’s assets on an ongoing basis, over time, these fees for Class IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Co-Distributors may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The Co-Distributors also may receive other marketing support from the Advisers in connection with the distribution of the Contracts.

44	Portfolio Services	EQ Advisors Trust

Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below for the Class IA and Class IB shares of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

AXA Balanced Strategy Portfolio

	Class IA				Class IB
	Year Ended December 31, 2010		September 11, 2009* to December 31, 2009		Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.31		$11.18		$11.32		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.16	(e)	0.15	(e)	0.37	(e)
Net realized and unrealized gain (loss) on investments	1.12		0.17		1.00		1.13

Total from investment operations	1.17		0.33		1.15		1.50

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.14)		(0.13)
Distributions from net realized gains	(0.06)		(0.05)		(0.06)		(0.05)

Total dividends and distributions	(0.23)		(0.20)		(0.20)		(0.18)

Net asset value, end of period	$12.25		$11.31		$12.27		$11.32

Total return (b)	10.31%		2.99%		10.11%		15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$362		$404		$536,319		$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.22	%(j)	0.15	%(j)	0.47	%(c)(j)	0.47	%(j)
Before waivers and reimbursements (a)(f)	0.31%		0.54%		0.56	%(c)	1.01%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.46%		4.53%		1.23%		4.92%
Before waivers and reimbursements (a)(f)(x)	0.36%		4.14%		1.14%		4.38%
Portfolio turnover rate	45%		30%		45%		30%

EQ Advisors Trust	Financial Highlights	45

Financial Highlights (cont’d)

AXA Conservative Growth Strategy Portfolio

	Class IB
	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	0.85		0.90

Total from investment operations	1.01		1.36

Less distributions:
Dividends from net investment income	(0.13)		(0.15)
Distributions from net realized gains	(0.06)		(0.04)

Total dividends and distributions	(0.19)		(0.19)

Net asset value, end of period	$11.99		$11.17

Total return (b)	9.05%		13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$290,058		$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(k)	0.43	%(k)
Before waivers and reimbursements (a)(f)	0.58%		1.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.37%		6.07%
Before waivers and reimbursements (a)(f)(x)	1.22%		5.12%
Portfolio turnover rate	51%		22%

46	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Conservative Strategy Portfolio

	Class IB
	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19	(e)	0.56	(e)
Net realized and unrealized gain (loss) on investments	0.57		0.27	†

Total from investment operations	0.76		0.83

Less distributions:
Dividends from net investment income	(0.13)		(0.19)
Distributions from net realized gains	(0.04)		(0.02)

Total dividends and distributions	(0.17)		(0.21)

Net asset value, end of period	$11.21		$10.62

Total return (b)	7.23%		8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$169,488		$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.42	%(l)	0.42	%(l)
Before waivers and reimbursements (a)(f)	0.62%		2.00%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.71%		7.82%
Before waivers and reimbursements (a)(f)(x)	1.50%		6.24%
Portfolio turnover rate	65%		15%

EQ Advisors Trust	Financial Highlights	47

Financial Highlights (cont’d)

AXA Moderate Growth Strategy Portfolio

	Class IB
	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.82		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.13	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	1.15		1.69

Total from investment operations	1.28		2.00

Less distributions:
Dividends from net investment income	(0.14)		(0.11)
Distributions from net realized gains	(0.06)		(0.07)

Total dividends and distributions	(0.20)		(0.18)

Net asset value, end of period	$12.90		$11.82

Total return (b)	10.84%		19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,289,725		$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.49	%(m)	0.50	%(m)
Before waivers (a)(f)	0.53%		0.75%
Ratio of net investment income to average net assets:
After waivers (a)(f)(x)	1.06%		3.96%
Before waivers (a)(f)(x)	1.02%		3.71%
Portfolio turnover rate	38%		33%

48	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Growth Strategy Portfolio

	Class IA				Class IB
	Year Ended December 31, 2010		September 11, 2009* to December 31, 2009		Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.89		$11.58		$11.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.12	(e)	0.07	(e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	1.34		0 .36		1.32		1.80

Total from investment operations	1.42		0.48		1.39		2.05

Less distributions:
Dividends from net investment income	(0.17)		(0.11)		(0.14)		(0.09)
Distributions from net realized gains	(0.08)		(0.06)		(0.08)		(0.06)

Total dividends and distributions	(0.25)		(0.17)		(0.22)		(0.15)

Net asset value, end of period	$13.06		$11.89		$13.07		$11.90

Total return (b)	11.96%		4.09%		11.67%		20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,546		$1,485		$577,351		$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.22	%(n)	0.13	%(n)	0.47	%(n)	0.48	%(n)
Before waivers and reimbursements (a)(f)	0.30%		0.43%		0.55	%(c)	0.80%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.68%		3.21%		0.61%		3.22%
Before waivers and reimbursements (a)(f)(x)	0.60%		2.91%		0.54%		2.90%
Portfolio turnover rate	27%		36%		27%		36%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(l)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	49

If you would like more information about the AXA Strategic Allocation Series Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the AXA Strategic Allocation Series Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the AXA Strategic Allocation Series Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Strategic Allocation Series Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the AXA Strategic Allocation Series Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the AXA Strategic Allocation Series Portfolios’ SAI.

To order a free copy of the AXA Strategic Allocation Series Portfolios’ SAI and/or Annual or Semi-Annual Report, or to request other information about an AXA Strategic Allocation Series Portfolio or make other shareholder inquiries, contact your financial professional, or the AXA Strategic Allocation Series Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the AXA Strategic Allocation Series Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

AXA Strategic Allocation Series Portfolios

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ ADVISORS TRUSTSM

Class IA and Class IB Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

All Asset Allocation Portfolio

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio

EQ/Davis New York Venture Portfolio

EQ/Equity 500 Index Portfolio

EQ/Equity Growth PLUS Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Franklin Templeton Allocation Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Global Multi-Sector Equity Portfolio

EQ/Intermediate Government Bond Index Portfolio

EQ/International Core PLUS Portfolio

EQ/International Equity Index Portfolio

EQ/International ETF Portfolio

EQ/International Value PLUS Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/MFS International Growth Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

EQ/Mutual Large Cap Equity Portfolio

EQ/Oppenheimer Global Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/Templeton Global Equity Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Wells Fargo Omega Growth Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the EQ Advisors Trust (“Trust”) dated May 1, 2011, as may be supplemented from time to time, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the period ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 4, 2011 (File No. 811-07953), are incorporated by reference and made a part of this document.

MASTER

(117357)

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable, through its AXA Funds Management Group unit (“Manager” or “FMG”), currently serves as the investment manager for the Trust.

The Trust currently offers two classes of shares, Class IA and Class IB, on behalf of sixty-four (64) portfolios. This SAI contains information with respect to shares of forty-nine (49) portfolios of the Trust listed below (“Portfolios”). Each of the Portfolios is diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

EQ/AllianceBernstein Small Cap Growth Portfolio
EQ/Equity 500 Index Portfolio
EQ/International Equity Index Portfolio (formerly, EQ/AllianceBernstein International Portfolio)
(collectively, the “AllianceBernstein Portfolios”)

All Asset Allocation Portfolio
EQ/Boston Advisors Equity Income Portfolio
EQ/GAMCO Mergers and Acquisitions Portfolio
EQ/GAMCO Small Company Value Portfolio
EQ/MFS International Growth Portfolio (formerly, EQ/International Growth Portfolio)
EQ/Montag & Caldwell Growth Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/T. Rowe Price Growth Stock Portfolio
EQ/UBS Growth and Income Portfolio
(collectively, “Enterprise and MONY Portfolios”)

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
EQ/AXA Franklin Small Cap Value Core Portfolio
EQ/BlackRock Basic Value Equity Portfolio
EQ/Calvert Socially Responsible Portfolio
EQ/Capital Guardian Growth Portfolio
EQ/Capital Guardian Research Portfolio
EQ/Common Stock Index Portfolio
EQ/Core Bond Index Portfolio
EQ/Davis New York Venture Portfolio
EQ/Equity Growth PLUS Portfolio
EQ/Franklin Core Balanced Portfolio
EQ/Franklin Templeton Allocation Portfolio
EQ/Global Bond PLUS Portfolio
EQ/Global Multi-Sector Equity Portfolio
EQ/Intermediate Government Bond Index Portfolio
EQ/International Core PLUS Portfolio
EQ/International ETF Portfolio
EQ/International Value PLUS Portfolio (formerly, EQ/BlackRock International Value Portfolio)
EQ/JPMorgan Value Opportunities Portfolio

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EQ/Large Cap Core PLUS Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Growth PLUS Portfolio
EQ/Large Cap Value Index Portfolio
EQ/Large Cap Value PLUS Portfolio
EQ/Lord Abbett Growth and Income Portfolio
EQ/Lord Abbett Large Cap Core Portfolio
EQ/Mid Cap Index Portfolio
EQ/Mid Cap Value PLUS Portfolio
EQ/Money Market Portfolio
EQ/Morgan Stanley Mid Cap Growth Portfolio (formerly, EQ/Van Kampen Mid Cap Growth Portfolio)
EQ/Mutual Large Cap Equity Portfolio
EQ/Oppenheimer Global Portfolio
EQ/Quality Bond PLUS Portfolio
EQ/Small Company Index Portfolio
EQ/Templeton Global Equity Portfolio
EQ/Van Kampen Comstock Portfolio
EQ/Wells Fargo Omega Growth Portfolio (formerly, EQ/Wells Fargo Advantage Omega Growth Portfolio)

Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Class IB Distribution Plan”). Both classes of shares are offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued by AXA Equitable or other affiliated or unaffiliated insurance companies, and to the extent permitted by applicable law, to tax-qualified retirement plans, other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and the plans. Shares of the Trust also may be sold to any other person eligible to purchase such shares under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”), or other applicable law.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other tax-qualified retirement plan might withdraw their investments in the Trust, which might force the

4

Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios (other than the Enterprise and MONY Portfolios, and the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio). Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio (other than the Enterprise and MONY Portfolios, and the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio) may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.

each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the EQ/Large Cap Value PLUS Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the EQ/BlackRock Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

b.	as a matter of non-fundamental operating policy, no Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	the EQ/JPMorgan Value Opportunities Portfolio, EQ/Capital Guardian Growth Portfolio and EQ/International Value PLUS Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii), as applicable, shall not exceed 10% of the applicable Portfolio’s net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

d.	the EQ/BlackRock Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

5

e.	the EQ/Wells Fargo Omega Growth Portfolio and EQ/Global Bond PLUS Portfolio, as a matter of non-fundamental operating policy, each may, in addition to the amount specified above, borrow up to an additional 5% of its total assets from banks or other lenders;

f.	the EQ/Franklin Core Balanced Portfolio and EQ/Capital Guardian Research Portfolio, as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 5% of the Portfolio’s total assets at the time the borrowing is made;

g.	the AllianceBernstein Portfolios, as a matter of non-fundamental operating policy, may borrow money only from banks: (i) for temporary purposes; (ii) to pledge assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes); (iii) to make margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies; and

h.	as a matter of non-fundamental operating policy, short sales and related borrowings are not considered to be subject to this restriction.

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to investments by the EQ/Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports;

With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(4)	Make loans, except that:

a.	This restriction shall not apply to the EQ/Intermediate Government Bond Index Portfolio, which may make secured loans, including lending cash or portfolio securities with limitation;

b.

each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets (50% in the case of each of the AllianceBernstein Portfolios and the EQ/Money Market Portfolio); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation;

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;

6

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; and

b.	the EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, will not invest more than 5% of its total assets in securities of any one issuer, other than U.S. Government securities, except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 of the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the EQ/Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities;

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies);

(7)	Purchase or sell real estate, except that:

a.	each Portfolio, except the EQ/Core Bond Index Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein; and

b.	the EQ/Core Bond Index Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages;

(8)	Issue senior securities except in compliance with the 1940 Act. For purposes of this restriction, short sales permitted by non-fundamental restriction (6) below are not deemed to be a senior security; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Set forth below are each of the fundamental restrictions adopted by each of the Enterprise and MONY Portfolios.

Each Enterprise and MONY Portfolio, except the EQ/GAMCO Mergers and Acquisitions Portfolio, will not:

(1)	purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

7

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each Enterprise and MONY Portfolio will not:

(2)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. The following interpretation applies to, but is not part of, this fundamental restriction: with respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(3)

issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4)	make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Set forth below are each of the fundamental restrictions adopted by the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may not as a matter of fundamental policy:

(1)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, or securities of other investment companies.

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The following interpretation applies to, but is not a part of, this fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolio’s shareholder report. With respect to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(2)

issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3)	make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

(4)	purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies.

As a matter of operating policy, the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5)	purchase a security if, as a result, with respect to 75% of the value of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies).

(6)	engage in the business of underwriting securities of other issuers, except to the extent that the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

(7)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

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(8)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio (other than the Enterprise and MONY Portfolios, and the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio), but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio (other than the Enterprise and MONY Portfolios, and the EQ/AllianceBernstein Dynamic Wealth Strategies) may not:

(1)	Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board to be readily marketable), or (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio’s net assets (10% for the EQ/Money Market Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction.

(2)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities transactions and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissable investments.

(3)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies, short sales or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(4)	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs, except that each Portfolio, to the extent consistent with its investment objectives and other investment policies, may (i) invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or (ii) hold mineral leases acquired as a result of its ownership of securities;

(5)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as may be amended from time to time; or

(6)

Except for the EQ/Equity Growth PLUS Portfolio and EQ/Mutual Large Cap Equity Portfolio, effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, swaps or currency transactions will not be deemed to constitute selling securities short. With respect to the EQ/Mutual Large Cap Equity Portfolio, the Portfolio will not make short sales or maintain a short position if, when added together, more than 100% of the value of the Portfolio’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) segregated in connection with short sales. Short sales against the box are not subject to this limitation. The EQ/Equity Growth PLUS Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. As a matter of

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operating policy, the EQ/Capital Guardian Growth Portfolio and the EQ/Capital Guardian Research Portfolio will not effect short sales of securities or property.

(7)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the EQ/Franklin Templeton Allocation Portfolio and the EQ/Quality Bond PLUS Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Each Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions apply to each Enterprise and MONY Portfolio, but are not fundamental. They may be changed for any Enterprise and MONY Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Enterprise and MONY Portfolio will not invest more than 15% of its net assets in illiquid securities.

Each Enterprise and MONY Portfolio will not:

(1)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	engage in short sales of securities or maintain a short position, except that each Portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the All Asset Allocation Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

The following investment restrictions apply to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, but are not fundamental. They may be changed for the Portfolio by the Board and without a vote of the Portfolio’s shareholders.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may make margin deposits or post other forms of collateral in connection with its use of options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and short positions.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act or the rules, orders or interpretations thereunder. This limitation does not apply to securities

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received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The EQ/Common Stock Index Portfolio, EQ/Intermediate Government Bond Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Equity 500 Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Small Company Index Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Global Bond PLUS Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/International ETF Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/International Equity Index Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectuses. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except certain excluded Portfolios (which currently include the All Asset Allocation Portfolio and the EQ/Franklin Templeton Allocation Portfolio), may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio, except the excluded Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

The All Asset Allocation Portfolio, the EQ/Franklin Templeton Allocation Portfolio and the EQ/International ETF Portfolio and the fund of funds portion of the EQ/Quality Bond PLUS Portfolio operate under a “fund of funds” structure, under which they invest in securities issued by other investment companies. The All Asset Allocation Portfolio may invest in securities of other investment companies managed by AXA Equitable (the “Underlying Portfolios”), exchange-traded securities of other registered investment companies (the “Underlying ETFs”) and U.S. government securities and money market instruments. The EQ/Franklin Templeton Allocation Portfolio may invest in Underlying Portfolios, U.S. government securities and money market instruments. The EQ/International ETF Portfolio invests primarily in Underlying ETFs that invest substantially all of their assets in equity securities of foreign companies. The fund of funds portion of the EQ/Quality Bond PLUS Portfolio may invest in one or more Underlying Portfolios that either (i) seek to track a fixed-income securities benchmark index (before deduction of fees and expenses) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. By investing in Underlying Portfolios and/or Underlying ETFs, these Portfolios (or portion thereof) will indirectly bear fees and expenses charged by the Underlying Portfolios and/or Underlying ETFs in addition to the direct fees and expenses of the Portfolios. In

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addition, the performance of each of these Portfolios (or portion thereof) is directly related to the ability of the Underlying Portfolios and/or Underlying ETFs to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios and/or Underlying ETFs. Accordingly, the investment performance of each of these Portfolios (or portion thereof) will be influenced by the investment strategies of and risks and fees associated with the Underlying Portfolios and/or Underlying ETFs in direct proportion to the amount of assets each such Portfolio (or portion thereof) allocates to the Underlying Portfolios and/or Underlying ETFs utilizing such strategies. The Trust’s May 1, 2011 Prospectuses and SAI (1940 Act File No. 811-07953) contain certain information about Underlying ETFs as well as additional information about those Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of AXA Premier VIP Trust, please see the relevant May 1, 2011 Prospectus and SAI for AXA Premier VIP Trust (1940 Act File No. 811-10509). For additional information regarding the Underlying ETFs, see their respective prospectus and SAI.

The Trust, in reliance on Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”). Thus, the Trust is not subject to registration or regulation as a CPO under the CEA.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it.

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However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    As discussed in Appendix A, certain of the Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter (“OTC”) secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Advisers to that Portfolio.

Collateralized Debt Obligations.    Certain of the Portfolios may invest in collateralized debt obligations (“CDOs”). Such securities include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933 (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk), CDOs carry additional risks

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including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Credit Default Swaps.    As indicated in Appendix A, certain of the Portfolios may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and five years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Portfolio generally must pay the Portfolio the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or

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assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Manager believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

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Equity Securities.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain of the Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar- denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including issuer (credit) default and adverse regulatory or jurisdictional interpretations.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are

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typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, the EQ/Global Multi-Sector Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign

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currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and

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selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. EQ/Equity Growth PLUS Portfolio may also write uncovered call options on foreign currencies for cross-hedging purposes. The Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to

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meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations (see the section entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Except for the EQ/PIMCO Ultra Short Bond Portfolio, a Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio (except for the EQ/PIMCO Ultra Short Bond Portfolio) will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

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Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Market Securities.    As indicated in Appendix A, certain of the Portfolios may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

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The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning a Portfolio’s investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

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Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency.    Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of a Portfolio’s interests in securities denominated in such currencies.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in

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the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain of the Portfolios may invest in forward commitments, when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a

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Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure

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the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.

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Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called funds-of-funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio and the fund of funds portion of the EQ/Quality Bond PLUS Portfolio invest substantially all of their assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain tax consequences (see the section entitled “Taxation”).

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Exchange Traded Funds (“ETFs”).    As indicated in Appendix A, certain of the Portfolios may invest in ETFs. These generally are a type of investment company (or similar entity), the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. EQ/International ETF Portfolio invests substantially all of its assets in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have fees which increase their costs.

Investment Grade Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s (“S&P”) Rating Services, a division of The McGraw-Hill Companies, Inc., or BBB or higher by Fitch Ratings Ltd. (“Fitch”) or comparable quality unrated securities. Investment grade securities, while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors.

Junk Bonds or Lower Rated Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold Junk Bonds or Lower Rated Securities (“lower quality securities”). Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (“NRSROs”) (i.e., Ba or lower by Moody’s, BB or lower by S&P and BB or lower by Fitch) or comparable quality unrated securities. Such lower quality securities are known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. (Each NRSRO’s descriptions of these bond ratings are set forth in the Appendix B to this SAI.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

It is the policy of each Portfolio’s Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various

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dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. Junk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation in the past to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix B to this SAI. The process by which Moody’s, S&P and Fitch determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-linked Notes.    The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may invest in commodity-linked notes which are privately negotiated structured debt securities indexed to the return of an index, such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. Commodity-linked notes also are subject to counterparty risk. Investments linked to the prices of

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commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value.

Exchange-Traded Notes (ETNs).    The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may invest in ETNs, which are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and that trade on a major exchange during normal trading hours similar to shares of ETFs. However, investors can also hold the ETN until maturity, at which time, the issuer would give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An investor’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an investor must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs are also subject to counterparty credit risk and fixed income risk.

Loan Participations and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than on a daily basis, an amount sufficient to meet such commitments.

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Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and

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with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

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Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

The EQ/PIMCO Ultra Short Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold

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and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipals if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Preferred Stocks.    As indicated in Appendix A, certain of the Portfolios may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, while non-cumulative preferred stock does not. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Options and Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

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Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

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Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.    The Portfolios may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectuses and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Advisers or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

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For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. EQ/Equity Growth PLUS Portfolio may write call options that are not covered for cross-hedging purposes. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. Additionally, these limitations do not apply to the EQ/PIMCO Ultra Short Bond Portfolio.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call

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option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Futures Contracts.    Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

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By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price.

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Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

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Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio’s ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectuses, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Participatory Notes.    A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the

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issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

Payment-In-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Repurchase Agreements.    As indicated in Appendix A, certain of the Portfolios may invest in repurchase agreements. Each Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio’s Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

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If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios’ investments.

Real Estate Investment Trusts.    As indicated in Appendix A, certain Portfolios may invest in real estate investment trusts (“REITs”). Certain Portfolios may invest up to 15% of their respective net assets in real estate companies, including REITs. Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income that is distributed to its owners if it complies with statutory and regulatory requirements relating to its organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 95% of its REIT taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of net income and gains under the Code, and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Reverse Repurchase Agreements and Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate

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effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio’s net asset value. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Securities Loans.    As indicated in Appendix A Portfolios may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. The Portfolio has the right to terminate a loan at any time. The Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Manager or Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. The Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, the Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the

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collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    As indicated in Appendix A, certain of the Portfolios may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

The Portfolios generally will only engage in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. For a short sale against the box, each Portfolio will designate the segregation, either on the records of the Advisers or with the Trust’s custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Except for the EQ/Mutual Large Cap Equity Portfolio, not more than 10% of a Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Small Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

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Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which the EQ/Global Multi-Sector Equity Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The EQ/Global Multi-Sector Equity Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the EQ/Global Multi-Sector Equity Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain Portfolios may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A “standard” swap contract is an agreement between two parties to exchange the return generated by one instrument for the return (or differential in rate of return) generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The “notional amount” of the swap agreement is only used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Manager believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into OTC swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, the Portfolio may only enter into OTC swap transactions where its Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Manager.

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Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. If there is a default by the counterparty to a swap transaction, a Portfolio will have contractual remedies under the transaction agreement(s). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amount to be received under such agreements.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, credit default swaps (which are discussed earlier in this SAI), interest rate swaps, caps, floors and swap options. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

Currency swaps involve the individually negotiated exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified

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index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

U.S. Government Securities.    As indicated in Appendix A, certain of the Portfolios may invest in U.S. Government securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants.    As indicated in Appendix A, certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Zero Coupon Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay

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current interest in cash, a Portfolio is nonetheless required annually to accrue interest income on such investments and to distribute such amounts to its shareholders. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Portfolio, the Manager and the Adviser(s), investment strategy changes, changes in an Adviser’s investment outlook or changes in the Adviser managing the Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s Prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the Portfolios’ top ten holdings) on a monthly basis. Except as noted below, all such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website which is located at http://www.axa-equitable.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters. With respect to the Trust’s funds of funds Portfolios (i.e. All Asset Allocation Portfolio, EQ/International ETF Portfolio and EQ/Franklin Templeton Allocation Portfolio) information regarding such Portfolios’ holdings information is available daily, on a one-day lag, upon request and at www.axa-equitable.com.

The Trust, through FMG, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives current portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to the following service providers and other organizations: AXA Equitable; the Manager; the Advisers; the independent registered public accounting firm; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities; the Investment Company Institute; pricing services (Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-It Partners); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson); trade execution analysis (Plexus, Elkins McSherry, Abel Noser); data consolidator (Electra);

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trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PricewaterhouseCoopers LLP); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Cogent Consulting); accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (S&P, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey, Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley); and proxy voting services (Riskmetrics, Broadridge Financial Solutions, Inc. and Glass Lewis & Co.). The entities to whom each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any violations or exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.	84	None
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (72)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	64	From 1994 to 2006, Director of Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	64	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).

*	Affiliated with the Manager and/or the Distributors.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (79)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	64	From 2004 to 2009, Director, Miami Corporation; 1987 to 2008, Director of USG Corporation.
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (75)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman; from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC.	64	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 1997 to present	From 2006 to present, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	64	None
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	64	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (57)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	64	None

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Qualifications and Experience of the Trustees

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Steven M. Joenk — Mr. Joenk has a background in financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust.

Theodossios Athanassiades — Mr. Athanassiades has a background in the financial services industry, experience overseeing and managing a life insurance company, and multiple years of service as a Trustee of the Trust.

Jettie Edwards — Ms. Edwards has business management experience, including several years as a consultant to investment management firms, with multiple years of service as a Trustee to the Trust and other mutual fund complexes.

David W. Fox — Mr. Fox has a background in the financial services industry, prior experience in senior management positions with a bank and a national securities exchange, service on the board of publicly-traded operating companies and multiple years of service as a Trustee to the Trust.

William M. Kearns, Jr. — Mr. Kearns has a background in the financial services industry, experience in senior management positions with investment management firms and private investment funds, service on the boards of operating companies and multiple years of service as a Trustee of the Trust.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

Harvey Rosenthal — Mr. Rosenthal has experience in senior management positions with a large publicly-traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero — Mr. Schpero has experience as an investment management attorney and multiple years of service as a Trustee of the Trust.

Board Structure.    The Board currently is comprised of eight Trustees, seven of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed David W. Fox to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Compensation Committee and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Compensation Committee (discussed in more detail below). All Independent Trustees are members

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of each of these Committees, which allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributors and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Board has two standing committees, each of which consists of all of the Independent Trustees: the Audit Committee and the Nominating and Compensation Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2010. Ms. Edwards serves as the Chair of the Audit Committee.

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The Nominating and Compensation Committee’s primary functions are to nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust, and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Nominating and Compensation Committee held four meetings during the fiscal year ended December 31, 2010. Mr. Komisarjevsky serves as the Chair of the Nominating and Compensation Committee.

Compensation of the Trustees

Effective October 1, 2010, each Trustee receives from the Trust an annual fee of $230,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. The Board of Trustees currently holds (i) five regularly scheduled Board meetings; (ii) three regularly scheduled Audit Committee Meetings; and (iii) two regularly scheduled Nominating and Compensation Committee Meetings. The Board of Trustees may also hold special Board meetings and special meetings of its Audit Committee and Nominating and Compensation Committee throughout the year. A supplemental retainer of $30,000 per year is paid to the lead Independent Trustee. A retainer of $22,500 per year is paid to the Chair of the Audit Committee and a retainer of $15,000 is paid to the Chair of the Nominating and Compensation Committee.

Prior to October 1, 2010, each Trustee received from the Trust an annual fee of $210,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. A supplemental retainer of $30,000 per year was paid to the lead Independent Trustee. A retainer of $20,000 per year was paid to the Chair of the Audit Committee and a retainer of $10,000 was paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2010*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$ -0-	$-0-	$-0-	$ -0-
Independent Trustees
Theodossios Athanassiades	$215,000	$-0-	$-0-	$215,000
Jettie M. Edwards	$240,625	$-0-	$-0-	$240,625
David W. Fox	$245,000	$-0-	$-0-	$245,000
William M. Kearns, Jr.	$215,000	$-0-	$-0-	$215,000
Christopher P.A. Komisarjevsky	$226,250	$-0-	$-0-	$226,250
Harvey Rosenthal	$215,000	$-0-	$-0-	$215,000
Gary S. Schpero	$215,000	$-0-	$-0-	$215,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the

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fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 68 portfolios of one trust in the fund complex.

As of December 31, 2010, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	EQ/Equity Growth PLUS	$10,001-$50,000	over $100,000
	EQ/GAMCO Small Company Value	over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Independent Trustees
Theodossios Athanassiades	None	None
Jettie M. Edwards	None	None
David W. Fox	None	None
William M. Kearns, Jr.	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None

*	As of December 31, 2010.

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The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present

From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (55)	Vice President and Secretary	From July 1999 to Present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (49)	Vice President	From June 2010 to present	From February 2001 to present, Vice President AXA Financial; from December 2002 to June 2007, Chief Financial Officer and Treasurer of the Trust. From July 2004 to June 2007, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (42)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, a Director of Enterprise Capital Management, Inc.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Controller	From March 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Financial and AXA Equitable.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant Controller	From March 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Assistant Secretary	From September 2006 to present	From May 2008 to present, Vice President and counsel of AXA Equitable; from May 2007 to May 2008 Assistant Vice President and Counsel of AXA Equitable. May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley, Austin LLP.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (40)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; from August 2005 to June 2007, Vice President and Deputy Compliance Officer of AXA Equitable’s FMG.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Risk Officer	From March 2010; from November 2005 to March 2010 Assistant Anti-Money Laundering Compliance Officer	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to September 2007, Associate Compliance Officer, AXA Equitable.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From March 2010 to present	From September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (48)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (47)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	Each of the officers in the table above holds similar positions with 1 other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

Control Persons and Principal Holders of Securities

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. AXA Equitable may be deemed to be a control

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person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning 25% or more of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust’s knowledge, as of March 31, 2011, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any Portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Wells Fargo Omega Growth Portfolio	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	274,515.48	35.54%

EQ/Lord Abbett Large Cap Core Portfolio — Class IA	Rhone Poulenc Rorer Tr Agrmt Ii T. Rowe Price Retirement Plan Servi c/o Jean Fisher 4515 Painters Mill Road Owings Mills MD 21117-4903	408,781.46	27.22%

To the Trust’s knowledge, as of March 31, 2011, the following persons owned contracts entitling such persons to give voting instructions regarding 5% or more of any class of the outstanding securities of any Portfolio.

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Money Market Portfolio —Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	109,615,629.30	19.38%

EQ/Montag & Caldwell Growth Portfolio — Class IA	Asplundh Tree Expert Company c/o Joe Dwyer 708 Blair Mill Road Willow Grove Pa 19090	696,896.75	18.77%

EQ/Lord Abbett Large Cap Core Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	279,317.42	18.60%

EQ/Large Cap Value Index Portfolio — Class IA	E Thompson Trst Et Al 20051130 Nancy E Thompson Laguna Beach CA 92651	143,026.28	17.93%

EQ/Large Cap Core PLUS Portfolio — Class IA	V Binger Rev Tst Dtd 19930319 Etal Patricia S Binger c/o Attn — Robin Aden 101 N Phillips Ave Sioux Falls SD 57104	13,687.05	13.83%

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Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Van Kampen Comstock Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	42,457.71	12.77%

EQ/Capital Guardian Growth Portfolio — Class IA	Louis Keimach 1990 Irr Ins Trust Ethel Keimach & Richard C. Berry, T 7 Roosevelt Circle South Easton Ma 02375	11,516.08	8.27%

EQ/PIMCO Ultra Short Bond Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	382,239.03	7.94%

All Asset Allocation Portfolio — Class IA	Michael Gribler Cincinnati OH 45245	8,693.33	7.79%

EQ/GAMCO Mergers and Acquisitions Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	81,308.89	7.41%

EQ/Lord Abbett Large Cap Core Portfolio — Class IA	Def Comp Plan Trust Dtd 4/1/02 c/o Caroline Slate 1 West 4th St Winston Salem NC 27101	107,916.09	7.19%

EQ/Capital Guardian Growth Portfolio — Class IA	Kirby Wilcox Nicasio CA 94946	9,972.24	7.16%

All Asset Allocation Portfolio — Class IA	Debra E Hollon Blanchester OH 45107	7,857.97	7.04%

EQ/Equity Growth PLUS Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	305,256.86	7.00%

All Asset Allocation Portfolio — Class IA	Daniel D Snow Provo UT 84606	7,570.66	6.79%

All Asset Allocation Portfolio — Class IA	David B Roberts Littleton CO 80127	6,503.30	5.83%

All Asset Allocation Portfolio — Class IA	Brenda L Feenstra Berwick ME 03901	6,450.06	5.78%

EQ/Quality Bond PLUS Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	1,263,811.90	5.62%

EQ/GAMCO Mergers and Acquisitions Portfolio — Class IA	Frontier Trust Trustee c/o David Rasmussen 1126 Westrac Drive Fargo ND 58103	60,631.01	5.52%

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Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Wells Fargo Omega Growth Portfolio	Aventis Pasteur Tr Dtd 20020401 c/o Caroline Slate Winston Salem NC 27101	41,986.47	5.44%

EQ/Capital Guardian Growth Portfolio — Class IA	Craig A Rosemann Webster Groves Mo 63119	7,494.57	5.38%

EQ/Montag & Caldwell Growth Portfolio — Class IA	Frontier Trust Ttee c/o David Rasmussen 1126 Westrac Drive Fargo ND 58103	194,096.53	5.23%

EQ/Montag & Caldwell Growth Portfolio — Class IA	AXA Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36th Floor Jersey City NJ 07310	187,324.42	5.04%

To the Trust’s knowledge, as of March 31, 2011, the following Portfolios of the Trust and AXA Allocation Portfolios and Target Allocation Portfolios of AXA Premier VIP Trust (“Allocation Portfolios”) owned shares of record in the following Portfolios of the Trust entitling such Allocation Portfolios to give voting instructions regarding more than 5% of the outstanding shares of such Portfolios:

Allocation Portfolios	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
AXA Conservative Allocation	EQ/Global Bond PLUS	13,253,996.86	16.54%
	EQ/PIMCO Ultra Short Bond	27,057,995.73	12.65%
	EQ/Intermediate Government Bond Index	10,700,677.03	7.81%
	EQ/Core Bond Index	63,116,947.05	11.29%

AXA Conservative PLUS	EQ/Large Cap Core PLUS	3,272,055.66	5.33%
Allocation	EQ/BlackRock Basic Value Equity	2,012,777.50	5.57%
	EQ/Boston Advisors Equity Income	4,216,823.66	5.46%
	EQ/Global Bond PLUS	11,218,078.35	14.00%
	EQ/PIMCO Ultra Short Bond	20,408,008.60	9.54%
	EQ/Intermediate Government Bond Index	7,742,866.79	5.65%
	EQ/Core Bond Index	43,695,009.32	7.82%

AXA Moderate Allocation	EQ/Large Cap Growth PLUS	18,639,447.45	29.24%
	EQ/Large Cap Growth Index	16,235,501.65	25.43%
	EQ/Large Cap Core PLUS	18,991,945.79	30.91%
	EQ/BlackRock Basic Value Equity	8,987,455.52	24.88%
	EQ/Boston Advisors Equity Income	23,495,825.68	30.41%
	EQ/Large Cap Value PLUS	23,873,115.12	12.63%
	EQ/Mid Cap Index	1,174,508.37	11.19%
	EQ/GAMCO Small Company Value	2,984,998.75	25.18%
	EQ/AXA Franklin Small Cap Value Core	9,222,648.51	34.63%
	EQ/Small Company Index	2,125,148.83	15.16%
	EQ/AllianceBernstein Small Cap Growth	8,279,741.37	13.46%

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Allocation Portfolios	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
	EQ/International Core PLUS	13,763,863.85	29.63%
	EQ/International Value PLUS	7,367,886.21	23.74%
	EQ/Global Multi-Sector Equity	16,412,172.48	29.60%
	EQ/International ETF	12,748,040.31	27.63%
	EQ/MFS International Growth	17,508,350.87	24.25%
	EQ/AllianceBernstein International	7,775,988.76	6.06%
	EQ/Global Bond PLUS	49,652,368.94	61.97%
	EQ/PIMCO Ultra Short Bond	92,159,298.50	43.08%
	EQ/Intermediate Government Bond Index	38,985,815.61	28.44%
	EQ/Core Bond Index	185,555,854.51	33.20%

AXA Moderate Plus Allocation	EQ/Large Cap Growth PLUS	26,704,303.07	41.89%
	EQ/Large Cap Growth Index	29,079,693.27	45.54%
	EQ/Large Cap Core PLUS	25,416,109.36	41.37%
	EQ/BlackRock Basic Value Equity	14,071,458.64	38.96%
	EQ/Boston Advisors Equity Income	32,877,623.89	42.55%
	EQ/Large Cap Value PLUS	39,821,798.18	21.07%
	EQ/Mid Cap Index	1,170,838.71	11.16%
	EQ/GAMCO Small Company Value	3,012,755.87	25.42%
	EQ/AXA Franklin Small Cap Value Core	11,256,069.35	42.26%
	EQ/Small Company Index	1,661,284.19	11.85%
	EQ/AllianceBernstein Small Cap Growth	15,993,817.72	26.00%
	EQ/International Core PLUS	18,458,319.92	39.73%
	EQ/International Value PLUS	12,584,003.87	40.55%
	EQ/Global Multi-Sector Equity	18,567,055.26	33.49%
	EQ/International ETF	19,000,497.97	41.19%
	EQ/MFS International Growth	30,838,673.00	42.71%
	EQ/AllianceBernstein International	16,385,175.93	12.77%
	EQ/PIMCO Ultra Short Bond	61,932,870.97	28.95%
	EQ/Intermediate Government Bond Index	31,405,024.57	22.91%
	EQ/Core Bond Index	164,317,736.13	29.40%

AXA Aggressive Allocation	EQ/Large Cap Growth PLUS	10,086,270.94	15.82%
	EQ/Large Cap Growth Index	12,768,323.86	20.00%
	EQ/Large Cap Core PLUS	9,951,580.73	16.20%
	EQ/BlackRock Basic Value Equity	5,525,861.70	15.30%
	EQ/Boston Advisors Equity Income	9,728,745.03	12.59%
	EQ/Large Cap Value PLUS	19,555,686.10	10.35%
	EQ/Mid Cap Index	584,627.29	5.57%
	EQ/GAMCO Small Company Value	2,241,372.61	18.91%
	EQ/AXA Franklin Small Cap Value Core	4,631,939.53	17.39%
	EQ/AllianceBernstein Small Cap Growth	5,668,182.11	9.22%
	EQ/International Core PLUS	4,836,961.34	10.41%
	EQ/International Value PLUS	7,321,433.01	23.59%
	EQ/Global Multi-Sector Equity	6,200,179.18	11.18%

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Allocation Portfolios	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
	EQ/International ETF	5,502,608.25	11.93%
	EQ/International Growth	14,627,557.07	20.26%
	EQ/AllianceBernstein International	7,952,182.58	6.20%

AXA Moderate Growth Strategy	EQ/Intermediate Government Bond Index	9,493,910.87	6.93%

All Asset Allocation	EQ/Equity Growth PLUS	237,254.57	5.44%
	EQ/Davis New York Venture	1,219,766.30	29.50%
	EQ/GAMCO Mergers and Acquisitions	1,097,463.36	67.29%

As of March 31, 2011, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group unit, currently serves as the investment manager for each Portfolio. MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM Inc.”), BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Capital Management, Inc. (“BlackRock Capital”), J.P. Morgan Investment Management Inc. (“JPMorgan”), First International Advisors, LLC (“First International”), AllianceBernstein, L.P. (“AllianceBernstein”), Capital Guardian Trust Company (“Capital Guardian”), Calvert Investment Management, Inc. (“Calvert”), Bridgeway Capital Management, Inc. (“Bridgeway”), Marsico Capital Management, LLC (“Marsico”), Boston Advisors, LLC (“Boston Advisors”), GAMCO Asset Management Inc. (“GAMCO”), Montag & Caldwell, LLC (“Montag & Caldwell”), Pacific Investment Management Company, LLC (“PIMCO”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), The Dreyfus Corporation (“Dreyfus”), Lord, Abbett & Co. LLC (“Lord Abbett”), Davis Selected Advisers, L.P. (“Davis”), Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Advisory Services, LLC (“Franklin Advisory”), Franklin Mutual Advisers, LLC (“Franklin Mutual”), OppenheimerFunds, Inc. (“Oppenheimer”), Templeton Investment Counsel, LLC (“Templeton”), Wentworth, Hauser & Violich, Inc. (“Wentworth”), Institutional Capital LLC (“ICAP”), Wellington Management Company, LLP (“Wellington Management”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Hirayama Investments, LLC (“Hirayama”), SSgA Funds Management, Inc. (“SSgA FM”), Wells Capital Management Inc. (“Wells Capital Management”), Invesco Advisers, Inc. (“Invesco”) and Northern Cross, LLC (“Northern Cross”) (each an “Adviser,” and together the “Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectuses.

AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned subsidiary of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

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The Manager serves as the investment manager of the Trust pursuant to Investment Management Agreements with respect to the Portfolios (each, a “Management Agreement”). Subject always to the direction and control of the Trustees of the Trust, under each Management Agreement, the Manager has, with respect to each sub-advised Portfolio or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities under the Management Agreements, the Manager will assess each Portfolio’s investment focus and, with respect to Portfolios advised by one or more Advisers, will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each such Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data. With respect to EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio and certain PLUS Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.

With respect to the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and certain portions of the PLUS Portfolios the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolios; and (iv) carry out the directives of the Board.

Under each Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Trust (“Advisory Agreement”).

•	Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required

65

in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

Each Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The continuance of each Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager for its services. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios as set forth in the Prospectuses (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees so that the net annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectuses.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “The Distributors,” the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

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The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2008, 2009 and 2010, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2008, December 31, 2009 and December 31, 2010, the Manager received $434,396, $1,916,830 and $5,137,854 respectively, in reimbursement for the 64, 65 and 68 portfolios, respectively, comprising the Trust during those years.

CALENDAR YEAR ENDED DECEMBER 31, 2008

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Allocation	$343,868	$—	$805,935
EQ/AllianceBernstein Small Cap Growth	$7,793,778	$7,793,778	$—
EQ/AXA Franklin Small Cap Value Core	$3,357,456	$3,241,179	$116,277
EQ/BlackRock Basic Value Equity	$20,284,023	$20,284,023	$—
EQ/Boston Advisors Equity Income	$3,242,863	$2,756,997	$485,866
EQ/Calvert Socially Responsible	$525,938	$458,488	$67,450
EQ/Capital Guardian Growth	$2,618,616	$2,215,669	$402,947
EQ/Capital Guardian Research	$9,874,185	$8,853,884	$1,020,301
EQ/Common Stock Index	$30,691,371	$30,691,371	$—
EQ/Core Bond Index	$7,091,451	$7,091,451	$—
EQ/Davis New York Venture	$7,978,279	$7,978,279	$—
EQ/Equity 500 Index	$7,542,319	$7,542,319	$—
EQ/Equity Growth PLUS	$31,263,529	$28,204,306	$3,059,223
EQ/Franklin Core Balanced	$9,018,591	$9,018,591	$—
EQ/Franklin Templeton Allocation	$524,522	$—	$2,549,322
EQ/GAMCO Mergers and Acquisitions	$1,474,121	$1,474,121	$—
EQ/GAMCO Small Company Value	$10,129,579	$10,129,579	$—
EQ/Global Bond PLUS	$7,633,769	$7,633,769	$—
EQ/Global Multi-Sector Equity	$30,911,377	$30,911,377	$—
EQ/Intermediate Government Bond Index	$3,714,637	$3,714,637	$—
EQ/International Core PLUS	$11,446,842	$11,151,827	$295,015
EQ/International Equity Index	$18,735,024	$17,434,585	$1,300,439
EQ/International ETF	$111,863	$—	$132,765
EQ/International Value PLUS	$19,251,875	$18,759,559	$492,316
EQ/JPMorgan Value Opportunities	$2,586,765	$2,361,881	$224,884
EQ/Large Cap Core PLUS	$2,307,943	$1,981,730	$326,213
EQ/Large Cap Growth Index	$5,261,883	$3,950,481	$1,311,402
EQ/Large Cap Growth PLUS	$6,657,109	$6,474,260	$182,849
EQ/Large Cap Value Index	$959,464	$835,327	$124,137
EQ/Large Cap Value PLUS	$30,211,091	$29,447,211	$763,880
EQ/Lord Abbett Growth and Income	$1,218,110	$1,025,465	$192,645
EQ/Lord Abbett Large Cap Core	$698,583	$573,828	$124,755
EQ/MFS International Growth	$2,897,989	$2,897,989	$—
EQ/Mid Cap Index	$8,649,283	$7,903,419	$745,864
EQ/Mid Cap Value PLUS	$7,161,285	$6,981,219	$180,066
EQ/Money Market	$8,247,724	$8,247,724	$—

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Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Montag & Caldwell Growth	$2,714,965	$2,714,965	$—
EQ/Morgan Stanley Mid Cap Growth	$2,903,816	$2,655,676	$248,140
EQ/Mutual Large Cap Equity	$6,092,202	$5,616,340	$475,862
EQ/Oppenheimer Global	$1,298,796	$920,590	$378,206
EQ/PIMCO Ultra Short Bond	$10,317,786	$9,930,365	$387,421
EQ/Quality Bond PLUS	$8,723,962	$8,723,962	$—
EQ/Small Company Index	$1,656,072	$1,656,072	$—
EQ/T. Rowe Price Growth Stock	$3,939,005	$3,724,408	$214,597
EQ/Templeton Global Equity	$5,700,493	$5,562,758	$137,735
EQ/UBS Growth and Income	$1,271,343	$1,037,820	$233,523
EQ/Van Kampen Comstock	$1,744,920	$1,560,455	$184,465
EQ/Wells Fargo Omega Growth	$1,258,143	$1,258,143	$—

*	EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is not included in the table above because it had no operations in 2008.

CALENDAR YEAR ENDED DECEMBER 31, 2009

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Allocation	$245,278	$—	$764,929
EQ/AllianceBernstein Small Cap Growth	$7,164,505	$7,164,505	$—
EQ/AXA Franklin Small Cap Value Core	$2,341,153	$2,303,038	$38,115
EQ/BlackRock Basic Value Equity	$10,868,919	$10,868,919	$—
EQ/Boston Advisors Equity Income	$5,016,554	$4,365,885	$650,669
EQ/Calvert Socially Responsible	$403,156	$390,337	$12,819
EQ/Capital Guardian Growth	$2,027,858	$1,687,070	$340,788
EQ/Capital Guardian Research	$6,803,720	$6,062,371	$741,349
EQ/Common Stock Index	$15,069,464	$15,069,464	$—
EQ/Core Bond Index	$10,976,428	$10,976,428	$—
EQ/Davis New York Venture	$3,559,422	$3,559,422	$—
EQ/Equity 500 Index	$5,930,404	$5,930,404	$—
EQ/Equity Growth PLUS	$10,462,853	$10,425,753	$37,100
EQ/Franklin Core Balanced	$7,113,923	$7,100,166	$13,757
EQ/Franklin Templeton Allocation	$591,450	$—	$1,559,251
EQ/GAMCO Mergers and Acquisitions	$1,419,859	$1,419,859	$—
EQ/GAMCO Small Company Value	$8,772,375	$8,772,375	$—
EQ/Global Bond PLUS	$6,285,671	$6,285,671	$—
EQ/Global Multi-Sector Equity	$15,794,330	$15,794,330	$—
EQ/Intermediate Government Bond Index	$5,440,818	$5,440,818	$—
EQ/International Core PLUS	$10,154,558	$10,154,558	$—
EQ/International Equity Index	$13,190,322	$12,800,675	$389,647
EQ/International ETF	$3,139,184	$2,142,704	$996,480
EQ/International Value PLUS	$11,836,902	$11,792,472	$44,430
EQ/JPMorgan Value Opportunities	$1,862,792	$1,817,935	$44,857
EQ/Large Cap Core PLUS	$7,759,555	$7,759,555	$—

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Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Large Cap Growth Index	$5,706,478	$5,706,478	$—
EQ/Large Cap Growth PLUS	$9,593,592	$9,593,592	$—
EQ/Large Cap Value Index	$1,644,841	$1,644,841	$—
EQ/Large Cap Value PLUS	$16,779,580	$16,779,580	$—
EQ/Lord Abbett Growth and Income	$940,386	$827,175	$113,211
EQ/Lord Abbett Large Cap Core	$974,062	$843,108	$130,954
EQ/MFS International Growth	$4,699,553	$4,699,553	$—
EQ/Mid Cap Index	$3,873,188	$3,808,182	$65,006
EQ/Mid Cap Value PLUS	$6,396,295	$6,371,590	$24,705
EQ/Money Market	$8,431,939	$—	$10,897,062
EQ/Montag & Caldwell Growth	$2,442,722	$2,430,504	$12,218
EQ/Morgan Stanley Mid Cap Growth	$2,964,346	$2,895,744	$68,602
EQ/Mutual Large Cap Equity	$4,794,196	$4,693,128	$101,068
EQ/Oppenheimer Global	$1,322,439	$1,263,342	$59,097
EQ/PIMCO Ultra Short Bond	$11,893,538	$11,893,538	$—
EQ/Quality Bond PLUS	$10,775,762	$10,703,726	$72,036
EQ/Small Company Index	$2,203,810	$2,203,810	$—
EQ/T. Rowe Price Growth Stock	$3,510,728	$3,439,894	$70,834
EQ/Templeton Global Equity	$4,566,398	$4,477,188	$89,210
EQ/UBS Growth and Income	$910,938	$736,213	$174,725
EQ/Van Kampen Comstock	$1,376,676	$1,238,372	$138,304
EQ/Wells Fargo Omega Growth	$1,593,445	$1,593,445	$—

*	EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is not included in the table above because it had no operations in 2009.

CALENDAR YEAR ENDED DECEMBER 31, 2010

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Allocation	$264,129	$—	$690,894
EQ/AllianceBernstein Small Cap Growth	$9,922,269	$9,922,269	$—
EQ/AXA Franklin Small Cap Value Core	$2,592,510	$2,592,510	$—
EQ/BlackRock Basic Value Equity	$10,643,472	$10,643,472	$—
EQ/Boston Advisors Equity Income	$5,214,151	$4,659,023	$555,128
EQ/Calvert Socially Responsible	$476,712	$476,712	$—
EQ/Capital Guardian Growth	$2,239,544	$1,946,753	$292,791
EQ/Capital Guardian Research	$7,450,481	$6,892,434	$558,047
EQ/Common Stock Index	$16,941,222	$16,941,222	$—
EQ/Core Bond Index	$19,177,525	$19,177,525	$—
EQ/Davis New York Venture	$3,397,864	$3,397,864	$—
EQ/Equity 500 Index	$6,903,605	$6,903,605	$—
EQ/Equity Growth PLUS	$9,059,917	$9,059,917	$—
EQ/Franklin Core Balanced	$7,114,557	$7,114,557	$—
EQ/Franklin Templeton Allocation	$683,817	$—	$986,866
EQ/GAMCO Mergers and Acquisitions	$1,815,082	$1,815,082	$—

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Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/GAMCO Small Company Value	$12,082,843	$12,082,843	$—
EQ/Global Bond PLUS	$7,208,131	$7,208,131	$—
EQ/Global Multi-Sector Equity	$17,341,596	$17,341,596	$—
EQ/Intermediate Government Bond Index	$6,385,326	$6,385,326	$—
EQ/International Core PLUS	$7,958,055	$7,958,055	$—
EQ/International Equity Index	$13,933,904	$13,933,904	$—
EQ/International ETF	$1,227,018	$1,190,376	$36,642
EQ/International Value PLUS	$12,403,809	$12,403,809	$—
EQ/JPMorgan Value Opportunities	$2,256,218	$2,256,218	$—
EQ/Large Cap Core PLUS	$3,025,094	$3,025,094	$—
EQ/Large Cap Growth Index	$3,985,348	$3,985,348	$—
EQ/Large Cap Growth PLUS	$8,148,949	$8,148,949	$—
EQ/Large Cap Value Index	$458,672	$458,672	$—
EQ/Large Cap Value PLUS	$17,125,217	$17,125,217	$—
EQ/Lord Abbett Growth and Income	$1,203,936	$1,119,710	$84,226
EQ/Lord Abbett Large Cap Core	$1,437,254	$1,334,102	$103,152
EQ/MFS International Growth	$6,961,811	$6,961,811	$—
EQ/Mid Cap Index	$4,152,718	$4,152,718	$—
EQ/Mid Cap Value PLUS	$10,545,979	$10,545,979	$—
EQ/Money Market	$5,713,980	$1,955,123	$3,758,857
EQ/Montag & Caldwell Growth	$2,699,631	$2,699,631	$—
EQ/Morgan Stanley Mid Cap Growth	$4,994,297	$4,994,297	$—
EQ/Mutual Large Cap Equity	$5,038,523	$5,038,523	$—
EQ/Oppenheimer Global	$2,124,317	$2,124,317	$—
EQ/PIMCO Ultra Short Bond	$13,156,783	$13,156,783	$—
EQ/Quality Bond PLUS	$11,285,343	$10,136,774	$1,148,569
EQ/Small Company Index	$2,046,486	$2,046,486	$—
EQ/T. Rowe Price Growth Stock	$4,871,648	$4,871,648	$—
EQ/Templeton Global Equity	$4,851,519	$4,851,519	$—
EQ/UBS Growth and Income	$1,069,483	$922,976	$146,507
EQ/Van Kampen Comstock	$1,610,221	$1,477,644	$132,577
EQ/Wells Fargo Omega Growth	$2,865,501	$2,865,501	$—

*	EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is not included in the table above because it had no operations in 2010.

The Advisers

The Manager has entered into one or more Advisory Agreements on behalf of each Portfolio (except the All Asset Allocation Portfolio, the EQ/International ETF Portfolio and the EQ/Franklin Templeton Allocation Portfolio) with the Advisers identified in the Prospectuses. The Advisory Agreements obligate the Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place all orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Manager and/or the Advisers; and (iii) perform certain related administrative functions in connection therewith.

As discussed in the Prospectuses, a discussion of the basis of the decision by the Trust’s Board to approve the Advisory Agreements with the Advisers is available in the Trust’s Annual or Semi-Annual Reports to Shareholders.

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During the years ended December 31, 2008, 2009 and 2010, respectively, the Manager paid the following fees to the Advisers with respect to the Portfolios listed below pursuant to the Advisory Agreements:

	Advisory Fee Paid
Portfolio**	2008	2009	2010
EQ/AllianceBernstein Small Cap Growth	$4,885,762	$4,913,213	$6,706,862
EQ/AXA Franklin Small Cap Value Core*	$1,990,371	$1,131,121	$1,135,151
EQ/BlackRock Basic Value Equity	$12,287,903	$6,091,035	$5,885,288
EQ/Boston Advisors Equity Income	$1,014,178	$1,488,525	$1,540,949
EQ/Calvert Socially Responsible	$282,871	$217,251	$256,776
EQ/Capital Guardian Growth	$1,367,934	$1,061,577	$1,171,983
EQ/Capital Guardian Research	$5,166,263	$3,766,369	$4,061,866
EQ/Common Stock Index	$15,325,925	$2,154,211	$2,421,062
EQ/Core Bond Index*	$2,776,409	$660,348	$921,872
EQ/Davis New York Venture	$3,585,700	$1,692,331	$1,644,453
EQ/Equity 500 Index	$1,103,914	$912,082	$1,028,713
EQ/Equity Growth PLUS*	$13,555,187	$3,422,486	$2,385,935
EQ/Franklin Core Balanced*	$3,631,845	$2,507,584	$2,365,154
EQ/GAMCO Mergers and Acquisitions	$704,825	$681,304	$856,852
EQ/GAMCO Small Company Value	$5,079,579	$4,493,076	$5,925,175
EQ/Global Bond PLUS*	$1,799,307	$1,139,531	$956,144
EQ/Global Multi-Sector Equity*	$13,123,869	$5,323,622	$5,016,325
EQ/Intermediate Government Bond Index*	$1,534,316	$401,148	$364,906
EQ/International Core PLUS*	$2,982,430	$2,513,497	$2,389,454
EQ/International Equity Index	$12,243,324	$9,301,091	$9,341,137
EQ/International Value PLUS*	$9,187,722	$5,418,722	$5,663,645
EQ/JPMorgan Value Opportunities	$1,391,546	$1,032,091	$1,228,432
EQ/Large Cap Core PLUS*	$544,856	$1,729,939	$775,710
EQ/Large Cap Growth Index	$2,664,786	$816,368	$569,034
EQ/Large Cap Growth PLUS*	$1,755,352	$2,370,414	$2,382,629
EQ/Large Cap Value Index*	$575,210	$77,374	$26,214
EQ/Large Cap Value PLUS	$12,483,742	$4,170,227	$4,816,204
EQ/Lord Abbett Growth and Income	$651,823	$506,789	$648,140
EQ/Lord Abbett Large Cap Core	$375,770	$524,863	$763,553
EQ/MFS International Growth	$1,532,519	$2,437,173	$3,527,444
EQ/Mid Cap Index*	$5,140,942	$173,671	$185,557
EQ/Mid Cap Value PLUS*	$1,943,618	$1,320,386	$2,841,598
EQ/Money Market	$1,030,256	$1,045,274	$687,254
EQ/Montag & Caldwell Growth	$1,085,775	$968,470	$1,080,092
EQ/Morgan Stanley Mid Cap Growth	$1,780,918	$1,811,597	$2,874,127
EQ/Mutual Large Cap Equity*	$3,448,223	$2,116,033	$2,058,723
EQ/Oppenheimer Global	$571,242	$582,419	$919,795
EQ/PIMCO Ultra Short Bond	$4,595,721	$4,189,219	$4,218,396
EQ/Quality Bond PLUS*	$3,513,464	$2,098,102	$2,154,537
EQ/Small Company Index	$330,758	$441,230	$409,591
EQ/T. Rowe Price Growth Stock	$1,895,672	$1,715,597	$2,361,687
EQ/Templeton Global Equity*	$2,166,678	$1,428,094	$1,488,636
EQ/UBS Growth and Income	$473,275	$353,756	$406,607
EQ/Van Kampen Comstock*	$1,064,898	$848,021	$990,278
EQ/Wells Fargo Omega Growth*	$1,047,421	$1,349,642	$2,425,615

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*	No advisory fees were paid to SSgA FM on behalf of the EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio or EQ/Quality Bond PLUS Portfolio prior to December 1, 2008; on behalf of EQ/Core Bond Index Portfolio or EQ/Intermediate Government Bond Index Portfolio prior to January 15, 2009; or on behalf of EQ/Equity Growth PLUS Portfolio prior to May 1, 2009. No Advisory fees were paid to BlackRock Investment on behalf of EQ/Franklin Core Balanced, EQ/AXA Franklin Small Cap Value Core, EQ/Mutual Large Cap Equity, EQ/Templeton Global Equity, EQ/Global Bond PLUS or EQ/Global Multi-Sector Equity Portfolios prior to April 1, 2009. No advisory fee was paid to BlackRock Capital on behalf of EQ/Equity Growth PLUS Portfolio prior to September 1, 2009. No advisory fees were paid to BlackRock Investment on behalf of EQ/Equity Growth PLUS Portfolio, EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio prior to February 12, 2010. No advisory fees were paid to Invesco on behalf of EQ/Van Kampen Comstock Portfolio prior to June 1, 2010; and no advisory fees were paid to Wells Capital Management on behalf of EQ/Wells Fargo Omega Growth Portfolio prior to May 1, 2010. No advisory fees were paid to Northern Cross or BlackRock Investment on behalf of EQ/International Value PLUS during the periods indicated in the table.
**	EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is not included in the table above because it had no operations during the periods indicated in the table.

The Manager recommends Advisers for the Portfolios (other than the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio and EQ/International ETF Portfolio) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, these Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, unless the advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the Advisory Agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. As noted above, the Manager is affiliated with certain Advisers, including AllianceBernstein, and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the affiliated Adviser. Since the Manager pays fees to the Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Advisers or their affiliates under which the

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Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s Portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Adviser over another. When recommending the appointment or continued service of an Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative factors described in detail in the Prospectuses. In addition, the appointment of each Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.

Portfolio	Name and Control Persons of the Sub-adviser

EQ/AllianceBernstein Dynamic Wealth Strategies

EQ/AllianceBernstein Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Small Company Index

EQ/Quality Bond PLUS

AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
EQ/BlackRock Basic Value Equity	BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Boston Advisors Equity Income	Boston Advisors is majority employee owned.
EQ/Calvert Socially Responsible	Bridgeway is a privately held Texas corporation that is majority owned by John Montgomery and his family.
Calvert is a subsidiary of Calvert Investments, Inc., which is a subsidiary of UNIFI Mutual Holding Company, an insurance and financial services provider.
EQ/Capital Guardian Growth EQ/Capital Guardian Research	Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies is privately held and is the parent company of several other subsidiaries, all of which directly or indirectly provide management investment services.
EQ/Davis New York Venture	Davis Investments, LLC, an entity controlled by Christopher C. Davis, is Davis’ sole general partner.
EQ/Global Bond PLUS	First International is an indirect, majority-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/AXA Franklin Small Cap Value Core EQ/Mutual Large Cap Equity EQ/Templeton Global Equity	Franklin Advisory, Franklin Mutual and Templeton are indirect, wholly owned subsidiaries of Franklin Resources, Inc., (“Resources”), a publicly owned company engaged in the financial services industry. Charles B. Johnson and Robert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Franklin Core Balanced	Franklin Advisers is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Robert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	GAMCO is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be deemed a controlling person of GAMCO because of his controlling interest in GBL, the parent company of GAMCO, a financial services company.
EQ/JPMorgan Value Opportunities	JPMorgan is a registered investment adviser and is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/Lord Abbett Growth and Income EQ/Lord Abbett Large Cap Core	Lord Abbett is owned by its members.
EQ/MFS International Growth	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.

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Portfolio	Name and Control Persons of the Sub-adviser
EQ/Money Market	Dreyfus is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services company.
EQ/Montag & Caldwell Growth	Montag & Caldwell is employee owned.
EQ/Morgan Stanley Mid Cap Growth	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.
EQ/Oppenheimer Global	Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global diversified insurance and financial services organization.
EQ/PIMCO Ultra Short Bond	PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
EQ/Core Bond Index EQ/Intermediate Government Bond Index EQ/Mid Cap Index EQ/Large Cap Value Index	SSgA FM is a wholly-owned subsidiary of State Street Corporation. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.
EQ/T. Rowe Price Growth Stock	T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
EQ/UBS Growth and Income	UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”), and a member of the UBS Global Asset Management division. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.
EQ/Global Multi-Sector Equity	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Equity Growth PLUS	BlackRock Capital and BlackRock Investment, global investment managers, are each subsidiaries of BlackRock, Inc.
EQ/International Core PLUS	Wentworth is a wholly-owned subsidiary of Laird Norton Investment Management, Inc. a financial services company.
Hirayama Investments, LLC, is an affiliate of Wentworth and controlled by Richard K. Hirayama.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/International Value PLUS	Northern Cross is owned by its members.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Large Cap Core PLUS	ICAP is a wholly-owned subsidiary of New York Life Investment Management, Inc., a financial services company.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Large Cap Growth PLUS	Marsico is an independently-owned registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. As of December 31, 2010, Marsico had approximately $51 billion under management. Marsico is an indirect subsidiary of Marsico Group LLC, a Delaware Limited Liability Company.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Mid Cap Value PLUS	Wellington Management is a Massachusetts limited liability partnership whose sole business is investment management.
BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.
EQ/Van Kampen Comstock	Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly held company that through its subsidiaries, engages in the business of investment management on an international basis.
EQ/Wells Fargo Omega Growth	Wells Capital Management is a registered investment adviser and wholly-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.

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Information regarding the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Manager reserves the right, subject to approval of the Trust’s Board, to appoint more than one Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Personal Trading Policies

The Trust, the Manager and the Distributors each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio for which the Adviser serves as an adviser. The Codes of Ethics of the Trust, AXA Equitable, the Distributors and the Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio, except the EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Multi-Sector Equity Portfolio, the All Asset Allocation Portfolio, the EQ/Franklin Templeton Allocation Portfolio, the AXA Tactical Manager Portfolios, the Strategic Allocation Portfolios, and the PLUS Portfolios, pays AXA Equitable FMG an annual fee of $30,000 plus its proportionate share of an asset-based administrative fee for the Trust. This asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (excluding the Portfolios identified above), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. Each of the All Asset Allocation, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios pays AXA Equitable FMG a fee at an annual rate of 0.15% of the Portfolio’s average daily net assets, plus $32,500. Each of the EQ/Franklin Core Balanced, EQ/AXA Franklin Small Cap Value Core, EQ/Mutual Large Cap Equity, EQ/Templeton Global Equity, EQ/Global Multi-Sector Equity and PLUS Portfolios pays AXA Equitable FMG an annual fee of $32,500 plus its proportionate share of an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the Portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of the Portfolios’ aggregate average daily net assets, and 0.10% of the Portfolio’s aggregate average daily net assets thereafter and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

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During the years ended December 31, 2008, 2009 and 2010, respectively, the Portfolios listed in the table below paid the following fees to AXA Equitable for administrative services.

	Administration Fee
Portfolio+	2008	2009	2010
All Asset Allocation***	$550,816	$402,921	$430,150
EQ/AllianceBernstein Small Cap Growth	$1,082,692	$1,010,795	$1,408,554
EQ/AXA Franklin Small Cap Value Core**,***	$405,003	$494,566	$657,149
EQ/BlackRock Basic Value Equity	$3,721,649	$1,963,930	$1,918,985
EQ/Boston Advisors Equity Income	$464,936	$714,296	$742,090
EQ/Calvert Socially Responsible	$111,354	$93,435	$105,116
EQ/Capital Guardian Growth	$434,879	$349,079	$382,895
EQ/Capital Guardian Research	$1,600,387	$1,106,424	$1,216,494
EQ/Common Stock Index	$6,506,611	$4,433,536	$4,987,696
EQ/Core Bond Index	$1,675,990	$3,238,585	$5,641,288
EQ/Davis New York Venture	$976,275	$458,217	$439,433
EQ/Equity 500 Index	$3,062,106	$2,456,191	$2,858,353
EQ/Equity Growth PLUS**,***	$3,719,031	$2,402,961	$2,818,660
EQ/Franklin Core Balanced**,***	$1,039,990	$1,445,575	$1,788,731
EQ/Franklin Templeton Allocation***	$1,608,606	$1,809,306	$2,085,354
EQ/GAMCO Mergers and Acquisitions	$194,635	$191,349	$236,551
EQ/GAMCO Small Company Value	$1,398,242	$1,224,012	$1,710,011
EQ/Global Bond PLUS**,***	$1,138,671	$1,516,393	$2,066,788
EQ/Global Multi-Sector Equity**,***	$2,830,679	$2,756,998	$3,765,637
EQ/Intermediate Government Bond Index	$777,252	$1,620,253	$1,898,592
EQ/International Core PLUS***	$3,008,135	$2,681,373	$2,124,409
EQ/International Equity Index	$2,675,192	$1,886,197	$2,040,995
EQ/International ETF	$58,105	$832,856	$345,431
EQ/International Value PLUS	$2,401,191	$1,479,589	$1,554,076
EQ/JPMorgan Value Opportunities	$463,292	$347,533	$415,146
EQ/Large Cap Core PLUS***	$832,392	$2,485,900	$1,042,939
EQ/Large Cap Growth Index	$639,783	$1,698,119	$1,196,271
EQ/Large Cap Growth PLUS***	$2,146,027	$3,041,382	$2,579,397
EQ/Large Cap Value Index	$181,763	$510,801	$164,646
EQ/Large Cap Value PLUS*,***	$5,333,532	$5,419,587	$5,526,109
EQ/Lord Abbett Growth and Income	$218,351	$178,023	$219,701
EQ/Lord Abbett Large Cap Core	$138,027	$183,288	$256,460
EQ/MFS International Growth	$372,741	$595,698	$868,837
EQ/Mid Cap Index	$1,329,943	$1,161,948	$1,245,239
EQ/Mid Cap Value PLUS***	$2,093,102	$1,884,442	$3,012,552
EQ/Money Market	$2,692,346	$2,806,823	$1,804,778
EQ/Montag & Caldwell Growth	$393,942	$363,109	$398,678
EQ/Morgan Stanley Mid Cap Growth	$447,003	$463,184	$760,673
EQ/Mutual Large Cap Equity**,***	$710,490	$946,399	$1,181,067
EQ/Oppenheimer Global Portfolio	$167,435	$172,415	$259,009
EQ/PIMCO Ultra Short Bond	$1,991,483	$2,527,681	$2,910,800
EQ/Quality Bond PLUS*,***	$1,844,689	$4,145,919	$4,326,427
EQ/Small Company Index	$695,894	$931,684	$868,414
EQ/T. Rowe Price Growth Stock	$531,997	$482,687	$667,946
EQ/Templeton Global Equity**,***	$633,219	$919,042	$1,174,952
EQ/UBS Growth and Income	$200,412	$154,256	$176,055
EQ/Van Kampen Comstock	$299,810	$246,686	$283,726
EQ/Wells Fargo Omega Growth	$224,555	$280,777	$481,488

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+	EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is not included in the table above because it had no operations during the periods indicated in the table.

*	Prior to December 1, 2008, the Portfolio was subject to a different administrative fee structure.

**	Prior to May 1, 2009, the Portfolio was subject to a different administrative fee structure.

***	Prior to August 1, 2010, the Portfolio was subject to a different administrative fee structure.

The Distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Distributors”), by which AXA Advisors and AXA Distributors serve as Distributors for the Trust’s Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA shares and Class IB shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Class IB Distribution Plan. Under the Class IB Distribution Plan, each Portfolio is authorized to pay the Distributors an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IB shares. There is no distribution plan with respect to Class IA shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Class IB Distribution Plan necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Class IB Distribution Plan or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved the Class IB Plan and its continuance.

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Pursuant to the Class IB Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan’s renewal. The Distributors’ expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

AXA Equitable and the Distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributors also may receive payments from Advisers of the Trust’s Portfolios, which may include Underlying Portfolios in which the Portfolios invest, and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Advisers’ respective Portfolios.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the

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purpose of voting on the Distribution Agreements. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of Class IB average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each listed Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 2010.

Portfolio*	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
All Asset Allocation	$658,561	$—	$658,561
EQ/AllianceBernstein Small Cap Growth	$566,812	$752,256	$1,319,068
EQ/AXA Franklin Small Cap Value Core	$105,268	$205,822	$311,090
EQ/BlackRock Basic Value Equity	$1,985,825	$1,479,714	$3,465,539
EQ/Boston Advisors Equity Income	$313,180	$385,855	$699,035
EQ/Calvert Socially Responsible	$74,944	$100,559	$175,503
EQ/Cap Guardian Growth	$108,720	$750,157	$858,877
EQ/Capital Guardian Research	$1,123,348	$1,718,649	$2,841,997
EQ/Common Stock Index	$1,510,534	$1,559,370	$3,069,904
EQ/Core Bond Index	$967,267	$2,250,783	$3,218,050
EQ/Davis New York Venture	$287,419	$627,616	$915,035
EQ/Equity 500 Index	$1,287,783	$2,479,545	$3,767,328
EQ/Equity Growth PLUS	$1,811,698	$2,562,110	$4,373,808
EQ/Franklin Core Balanced	$626,136	$983,052	$1,609,188
EQ/Franklin Templeton Allocation	$147,082	$3,271,139	$3,418,221
EQ/GAMCO Mergers and Acquisitions	$137,952	$340,882	$478,834
EQ/GAMCO Small Company Value	$1,413,953	$1,844,069	$3,258,022
EQ/Global Bond PLUS	$364,099	$993,358	$1,357,457
EQ/Global Multi-Sector Equity	$2,303,360	$2,217,955	$4,521,315
EQ/Intermediate Government Bond Index	$540,660	$731,967	$1,272,627
EQ/International Core PLUS	$705,677	$1,579,555	$2,285,232
EQ/International Equity Index	$795,823	$1,347,357	$2,143,180
EQ/International ETF	$2,417	$—	$2,417
EQ/International Value PLUS	$1,330,748	$1,471,134	$2,801,882
EQ/JPMorgan Value Opportunities	$290,932	$590,190	$881,122
EQ/Large Cap Core PLUS	$101,853	$348,261	$450,114
EQ/Large Cap Growth Index	$740,572	$679,850	$1,420,422
EQ/Large Cap Growth PLUS	$1,141,788	$509,710	$1,651,498
EQ/Large Cap Value Index	$80,948	$239,496	$320,444
EQ/Large Cap Value Plus	$1,480,377	$2,424,355	$3,904,732
EQ/Lord Abbett Growth and Income	$93,404	$294,355	$387,759
EQ/Lord Abbett Large Cap Core	$170,685	$357,970	$528,655
EQ/MFS International Growth	$391,708	$660,888	$1,052,596
EQ/Mid Cap Index	$1,359,977	$1,337,549	$2,697,526
EQ/Mid Cap Value PLUS	$1,860,004	$2,258,567	$4,118,571
EQ/Money Market**	$369,822	$611,617	$981,439
EQ/Montag & Caldwell Growth	$491,156	$372,947	$864,103
EQ/Morgan Stanley Mid Cap Growth	$1,016,618	$536,000	$1,552,618

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Portfolio*	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Mutual Large Cap Equity	$188,227	$458,533	$646,760
EQ/Oppenheimer Global	$226,047	$319,722	$545,769
EQ/PIMCO Ultra Short Bond	$1,011,852	$3,144,054	$4,155,906
EQ/Quality Bond Plus	$621,930	$1,161,875	$1,783,805
EQ/Small Company Index	$789,310	$882,081	$1,671,391
EQ/T. Rowe Price Growth Stock	$566,241	$897,092	$1,463,333
EQ/Templeton Global Equity	$171,141	$357,544	$528,685
EQ/UBS Growth & Income	$223,330	$133,164	$356,494
EQ/Van Kampen Common Stock	$93,870	$520,411	$614,281
EQ/Wells Fargo Omega Growth	$454,727	$637,287	$1,092,014

*	EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is not included in the table above because it had no operations during 2010.
**	For the year ended December 31, 2010, the Distributors waived $1,772,888 in fees.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios of the Trust may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and the Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of the Underlying ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether over the counter or listed, and that listed securities may be purchased in the over the counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers may be used for execution of each Portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager or Advisers, as appropriate, to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to a management agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

The Manager and Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees,

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the Manager and Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the Portfolios.

During the years ended December 31, 2008, 2009 and 2010, respectively, the listed Portfolios paid the amounts indicated in brokerage commissions:

	Brokerage Commissions Paid†
Portfolio	2008	2009	2010
All Asset Allocation	$16,348	$15,219	$10,117
EQ/AllianceBernstein Small Cap Growth	$2,284,090	$1,688,405	$1,407,363
EQ/AXA Franklin Small Cap Value Core	$288,697	$996,436	$119,840
EQ/BlackRock Basic Value Equity	$5,939,164	$4,594,142	$3,262,139

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	Brokerage Commissions Paid†
Portfolio	2008	2009	2010
EQ/Boston Advisors Equity Income	$1,115,757	$1,379,136	$1,037,942
EQ/Calvert Socially Responsible	$28,688	$21,245	$20,682
EQ/Capital Guardian Growth	$293,647	$238,938	$158,579
EQ/Capital Guardian Research	$1,298,127	$1,072,287	$434,903
EQ/Common Stock Index	$15,399,222	$261,981	$282,163
EQ/Core Bond Index	$684,056	$940,197	N/A
EQ/Davis New York Venture	$899,957	$779,491	$96,881
EQ/Equity 500 Index	$139,722	$74,418	$47,648
EQ/Equity Growth PLUS	$2,966,512	$3,313,174	$1,030,297
EQ/Franklin Core Balanced	$384,195	$1,089,385	$213,503
EQ/Franklin Templeton Allocation	N/A	N/A	N/A
EQ/GAMCO Mergers and Acquisitions	$274,636	$239,026	$502,424
EQ/GAMCO Small Company Value	$1,853,374	$857,746	$739,514
EQ/Global Bond PLUS	N/A	N/A	N/A
EQ/Global Multi-Sector Equity	$12,237,779	$4,654,918	$1,777,604
EQ/Intermediate Government Bond Index	N/A	$107,715	$34,964
EQ/International Core PLUS	$893,226	$372,445	$339,574
EQ/International Equity Index	$2,774,046	$1,558,687	$1,701,059
EQ/International ETF	$48,701	$314,124	$18,833
EQ/International Value PLUS	$7,715,362	$7,340,668	N/A
EQ/JPMorgan Value Opportunities	$889,611	$649,326	$469,295
EQ/Large Cap Core PLUS	$976,442	$1,343,748	$240,254
EQ/Large Cap Growth Index	$1,265,373	$687,991	$46,795
EQ/Large Cap Growth PLUS	$1,038,968	$997,216	$614,986
EQ/Large Cap Value Index	$446,938	$201,714	$7,519
EQ/Large Cap Value PLUS	$6,606,325	$2,169,716	$2,265,921
EQ/Lord Abbett Growth and Income	$206,709	$137,568	$97,113
EQ/Lord Abbett Large Cap Core	$48,622	$68,271	$54,292
EQ/MFS International Growth	$696,583	$1,004,962	$1,320,072
EQ/Mid Cap Index	$5,574,184	$51,890	$68,755
EQ/Mid Cap Value PLUS	$623,228	$2,885,396	$864,092
EQ/Money Market	N/A	N/A	N/A
EQ/Montag & Caldwell Growth	$376,973	$255,598	$281,103
EQ/Morgan Stanley Mid Cap Growth	$312,918	$374,447	$551,539
EQ/Mutual Large Cap Equity	$550,813	$1,214,954	$275,376
EQ/Oppenheimer Global	$87,071	$82,300	$124,059
EQ/PIMCO Ultra Short Bond	$258,245	$87,014	$82,758
EQ/Quality Bond PLUS	N/A	N/A	N/A
EQ/Small Company Index	$499,952	$936,926	$221,663
EQ/T. Rowe Price Growth Stock	$338,819	$315,411	$288,185
EQ/Templeton Global Equity	$282,810	$721,557	$211,056
EQ/UBS Growth and Income	$235,961	$183,368	$157,725
EQ/Van Kampen Comstock	$261,903	$166,305	$128,799
EQ/Wells Fargo Omega Growth	$150,222	$169,048	$1,301,643

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), investment strategy changes, the appointment of a new or additional Adviser, changes in transaction costs and market conditions.

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Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager or its affiliates, including Sanford C. Bernstein & Co., LLC (“Bernstein”), or Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Advisers and/or the Manager to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. The Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, pursuant to certain securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 2008, 2009 and 2010, respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or the Distributors or affiliates of the Advisers to each Portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2008

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/BlackRock Basic Value	Merrill Lynch	$428,040	7.21%	4.62%

	Sanford C. Bernstein	$6,300	0.11%	0.01%

EQ/Davis New York Venture	Sanford C. Bernstein	$20,011	2.22%	0.17%

EQ/GAMCO Mergers and Acquisitions	Gabelli & Company, Inc.	$189,210	68.89%	15.45%

EQ/GAMCO Small Company Value	Gabelli & Company, Inc.	$1,028,134	55.48%	11.91%

EQ/Global Multi-Sector Equity	Morgan Stanley	$281,327	2.30%	0.01%

	China International Capital Corp.	$8,134	0.07%	0.00%

	Sanford C. Bernstein	$1,013	0.01%	0.00%

EQ/International Equity Index	Exane SA	$1,931	0.07%	0.01%

EQ/International Value PLUS	Exane SA	$3,612	0.05%	0.00%

	Merrill Lynch	$2,599	0.03%	0.00%

EQ/JPMorgan Value Opportunities	Sanford C. Bernstein	$9,526	1.07%	0.44%

EQ/Large Cap Core PLUS	Sanford C. Bernstein	$8,172	0.84%	0.34%

EQ/Mid Cap Value PLUS	BNP Paribas	$115	0.02%	0.00%

	Sanford C. Bernstein	$3,147	0.50%	0.14%

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Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Montag & Caldwell Growth	Sanford C. Bernstein	$13,612	3.61%	1.39%

EQ/Morgan Stanley Mid Cap Growth	Morgan Stanley	$11,321	3.62%	0.09%

	Sanford C. Bernstein	$3,652	1.17%	0.16%

	BIDS Trading	$76	0.02%	0.01%

EQ/Mutual Large Cap Equity	Sanford C. Bernstein	$18,999	3.45%	0.04%

	Exane SA	$845	0.15%	0.00%

EQ/Oppenheimer Global	BNP Paribas	$223	0.26%	0.00%

	Sanford C. Bernstein	$3,199	3.68%	0.15%

EQ/T. Rowe Price Growth Stock	Exane SA	$2,914	0.86%	0.15%

	Sanford C. Bernstein	$3,010	0.89%	0.43%

EQ/UBS Growth and Income	Sanford C. Bernstein	$92	0.04%	0.07%

	UBS	$7,992	3.39%	3.80%

EQ/Van Kampen Comstock	Morgan Stanley	$1,687	0.64%	0.04%

	Sanford C. Bernstein	$1,739	0.66%	0.12%

	BIDS Trading	$42	0.02%	0.01%

	Exane SA	$528	0.20%	0.01%

EQ/Wells Fargo Omega Growth	Sanford C. Bernstein	$154	0.10%	0.07%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), investment strategy changes, the appointment of a new or additional Adviser, changes in transaction costs and market conditions.

CALENDAR YEAR ENDED DECEMBER 31, 2009

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Davis New York Venture	Sanford C. Bernstein & Co., Inc.	$8,170	1.05%	0.04%

EQ/GAMCO Mergers and Acquisitions	Gabelli & Company, Inc.	$151,162	63.24%	9.97%

EQ/GAMCO Small Company Value	Gabelli & Company, Inc.	$448,748	52.32%	10.40%

EQ/Global Multi-Sector Equity	BNP Paribas	$1,721	0.04%	0.00%

	Morgan Stanley & Co., Inc.	$55,986	1.20%	0.00%

	Sanford C. Bernstein & Co., Inc.	$12,883	0.28%	0.00%

EQ/International Value PLUS	Exane S.A.	$18,529	0.25%	0.01%

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Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/JPMorgan Value Opportunities	Sanford C. Bernstein & Co., Inc.	$4,413	0.68%	0.35%

EQ/Large Cap Core PLUS	Sanford C. Bernstein & Co., Inc.	$20,395	1.52%	0.58%

EQ/Mid Cap Value PLUS	BNP Paribas	$22	0.00%	0.00%

	Sanford C. Bernstein & Co., Inc.	$3,058	0.11%	0.12%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein & Co., Inc.	$7,400	2.90%	2.13%

EQ/Morgan Stanley Mid Cap Growth	BIDS Trading, L.P.	$425	0.11%	0.34%

	Morgan Stanley & Co., Inc.	$2,884	0.77%	0.22%

	Sanford C. Bernstein & Co., Inc.	$3,858	1.03%	0.76%

EQ/Mutual Large Cap Equity	Sanford C. Bernstein & Co., Inc.	$6,897	0.57%	0.03%

EQ/Oppenheimer Global	Exane S.A.	$49	0.06%	0.01%

	Sanford C. Bernstein & Co., Inc.	$2,977	3.62%	0.32%

EQ/T. Rowe Price Growth Stock	Exane S.A.	$705	0.22%	0.04%

	Sanford C. Bernstein & Co., Inc.	$2,519	0.80%	0.41%

EQ/UBS Growth and Income	Sanford C. Bernstein & Co., Inc.	$821	0.45%	1.11%

	UBS AG	$3,824	2.09%	2.51%

EQ/Van Kampen Comstock	BIDS Trading, L.P.	$521	0.31%	0.26%

	Exane S.A.	$132	0.08%	0.07%

	Morgan Stanley & Co., Inc.	$5,504	3.31%	2.91%

	Sanford C. Bernstein & Co., Inc.	$3,091	1.86%	1.61%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

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CALENDAR YEAR ENDED DECEMBER 31, 2010

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Davis New York Venture	Sanford C. Bernstein	$3,409	3.52%	0.11%

EQ/GAMCO Mergers and Acquisitions	Gabelli	$351,318	69.92%	14.92%

EQ/GAMCO Small Company Value	Gabelli	$393,044	53.15%	15.16%

EQ/Global Multi-Sector Equity	Morgan Stanley	$9,479	0.53%	0.00%

	Sanford C. Bernstein	$10,244	0.58%	0.00%

	BIDS	$49	0.00%	0.00%

EQ/International Equity Index	Exane SA	$32,937	1.94%	0.10%

EQ/JPMorgan Value Opportunities	Sanford C. Bernstein	$1,056	0.23%	0.11%

EQ/Large Cap Core PLUS	Sanford C. Bernstein	$6,431	2.68%	0.35%

EQ/Mid Cap Value PLUS	Sanford C. Bernstein	$996	0.12%	0.01%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein	$12,108	4.31%	2.07%

EQ/Morgan Stanley Mid Cap Growth	Exane SA	$11,767	2.13%	0.55%

	Sanford C. Bernstein	$8,303	1.51%	1.30%

EQ/Mutual Large Cap Equity	Sanford C. Bernstein	$7,258	2.64%	0.06%

	Exane SA	$37	0.01%	0.00%

EQ/Oppenheimer Global	BNP Paribas	$4,663	3.76%	1.02%

	Sanford C. Bernstein	$4,968	4.00%	0.29%

EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein	$7,344	2.55%	0.94%

EQ/UBS Growth and Income	Sanford C. Bernstein	$1,386	0.88%	2.34%

	UBS	$805	0.51%	0.69%

EQ/Van Kampen Comstock	Morgan Stanley	$2,861	2.22%	2.09%

	Sanford C. Bernstein	$5,852	4.54%	2.94%

EQ/Wells Fargo Omega Growth	Sanford C. Bernstein	$65	0.00%	0.01%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2010, the following Portfolios of the Trust directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Portfolios of the Trust paid the brokerage commissions indicated:

Portfolio	Transaction Amount	Related Brokerage Commission Paid
EQ/AllianceBernstein Small Cap Growth	$759,267,614	$550,856
EQ/AXA Franklin Small Cap Value Core	$59,911,080	$24,529
EQ/BlackRock Basic Value Equity	$1,607,978,112	$2,428,229
EQ/Boston Advisors Equity Income	$245,793,887	$382,614
EQ/Capital Guardian Growth Portfolio	$208,410,434	$168,498

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Portfolio	Transaction Amount	Related Brokerage Commission Paid
EQ/Capital Guardian Research	$719,773,983	$537,324
EQ/Equity Growth PLUS	$587,799,663	$637,347
EQ/Franklin Core Balanced	$82,533,866	$56,849
EQ/Global Multi-Sector Equity	$595,625,747	$316,072
EQ/International Core PLUS	$57,491,250	$53,161
EQ/International Equity Index	$889,893,291	$481,220
EQ/JPMorgan Opportunities	$432,499,985	$271,343
EQ/Large Cap Core PLUS	$154,587,605	$120,454
EQ/Large Cap Growth PLUS	$441,876,949	$40,400
EQ/Large Cap Value PLUS	$1,011,129,482	$700,439
EQ/MFS International Growth	$621,647,129	$62,647
EQ/Mid Cap Value PLUS	$31,277,693	$28,210
EQ/Montag & Caldwell Growth	$176,401,401	$143,470
EQ/Morgan Stanley Mid Cap Growth	$349,339,388	$151,997
EQ/Mutual Large Cap Equity	$63,989,624	$55,027
EQ/Oppenheimer Global	$169,136,011	$19,033
EQ/T. Rowe Price Growth Stock	$60,296,880	$27,448
EQ/Templeton Global Equity	$46,933,712	$37,647
EQ/UBS Growth and Income	$78,760,218	$86,181
EQ/Van Kampen Comstock	$66,053,594	$77,327
EQ/Wells Fargo Omega Growth	$83,249,280	$76,631

Investments in Regular Broker-dealers

As of December 31, 2010, the Portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
All Asset Allocation	JPMorgan Chase & Co.	D	$3,673
EQ/AXA Franklin Small Cap Value Core	JPMorgan Chase & Co.	D	$10,501
EQ/AllianceBernstein Small Cap Growth	JPMorgan Chase & Co.	D	$22,993
EQ/BlackRock Basic Value Equity	Bank of New York Mellon Corp.	E	$34,729
	Citigroup, Inc.	E	$46,543
	JPMorgan Chase & Co.	E	$66,349
	JPMorgan Chase & Co.	D	$28,773
	Morgan Stanley & Co., Inc.	E	$52,077
EQ/Boston Advisors Equity Income	Bank of America Corp.	E	$6,607
	Citigroup, Inc.	E	$7,231
	Goldman Sachs & Co.	E	$3,884
	JPMorgan Chase & Co.	E	$13,154
	JPMorgan Chase & Co.	D	$9,017
EQ/Calvert Socially Responsible	JPMorgan Chase & Co.	D	$452
EQ/Capital Guardian Growth	Bank Of New York Mellon Corp.	E	$1,691
	Goldman Sachs & Co.	E	$5,818
	JPMorgan Chase & Co.	E	$1,841
	JPMorgan Chase & Co.	D	$5,170
EQ/Capital Guardian Research	Bank Of New York Mellon Corp.	E	$6,723
	Goldman Sachs & Co.	E	$17,119

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Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
	JPMorgan Chase & Co.	E	$8,676
	JPMorgan Chase & Co.	D	$42,089
EQ/Common Stock Index	Bank of America Corp.	E	$48,116
	Bank of New York Mellon Corp.	E	$13,268
	Citigroup, Inc.	E	$35,974
	Goldman Sachs & Co.	E	$30,975
	JPMorgan Chase & Co.	E	$60,390
	JPMorgan Chase & Co.	D	$28,884
	Morgan Stanley & Co., Inc.	E	$14,970
	State Street Corp.	E	$8,788
EQ/Core Bond Index	Bank of America Corp.	D	$88,618
	Bank Of New York Mellon Corp.	D	$4,672
	Barclays Capital, Inc.	D	$7,844
	Citigroup, Inc.	D	$70,552
	Credit Suisse Group	D	$25,583
	Deutsche Bank AG	D	$7,687
	Goldman Sachs & Co.	D	$49,752
	HSBC Holdings PLC	D	$12,484
	JPMorgan Chase & Co.	D	$232,424
	Morgan Stanley & Co., Inc.	D	$47,191
	UBS AG	D	$30,408
EQ/Davis New York Venture	Bank of America Corp.	E	$389
	Bank of New York Mellon Corp.	E	$16,866
	Goldman Sachs Group, Inc.	E	$2,381
	JPMorgan Chase & Co.	E	$602
EQ/Equity 500 Index	Bank of America Corp.	E	$35,042
	Bank of New York Mellon Corp.	E	$9,755
	Citigroup, Inc.	E	$35,791
	Goldman Sachs & Co.	E	$22,398
	JPMorgan Chase & Co.	E	$43,194
	JPMorgan Chase & Co.	D	$13,292
	Morgan Stanley & Co., Inc.	E	$10,721
	State Street Corp.	E	$6,058
EQ/Equity Growth PLUS	JPMorgan Chase & Co.	D	$326
	Morgan Stanley & Co., Inc.	E	$2,038
EQ/Franklin Core Balanced	Bank of America Corp.	E	$17,174
	Bank of America Corp.	D	$5,822
	Bank of New York Mellon Corp.	E	$739
	Bank of New York Mellon Corp.	D	$389
	Barclays Capital, Inc.	E	$1,224
	Barclays Capital, Inc.	D	$254
	Citigroup, Inc.	E	$11,897
	Citigroup, Inc.	D	$2,364
	Credit Suisse Group	D	$1,040
	Deutsche Bank AG	D	$339
	Goldman Sachs & Co.	E	$1,696
	Goldman Sachs & Co.	D	$991
	HSBC Holdings PLC	E	$5,076
	HSBC Holdings PLC	D	$524
	JPMorgan Chase & Co.	E	$9,634

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Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
	JPMorgan Chase & Co.	D	$33,423
	Morgan Stanley & Co., Inc.	E	$811
	Morgan Stanley & Co., Inc.	D	$1,231
	State Street Corp.	E	$457
	UBS AG	D	$323
EQ/GAMCO Mergers and Acquisitions	JPMorgan Chase & Co.	D	$13,328
EQ/GAMCO Small Company Value	JPMorgan Chase & Co.	D	$32,010
EQ/Global Bond PLUS	Bank Of America Corp.	D	$11,242
	Bank Of New York Mellon Corp.	D	$219
	Barclays Capital, Inc.	D	$900
	Citigroup, Inc.	D	$12,564
	Credit Suisse Group	D	$2,612
	Deutsche Bank AG	D	$107
	Goldman Sachs & Co.	D	$4,756
	HSBC Holdings PLC	D	$1,932
	JPMorgan Chase & Co.	D	$38,485
	Morgan Stanley & Co., Inc.	D	$5,444
	State Street Corp.	D	$108
	UBS AG	D	$2,515
EQ/Global Multi-Sector Equity	Bank Of America Corp.	E	$9,332
	Bank Of New York Mellon Corp.	E	$2,599
	Barclays Capital, Inc.	E	$3,155
	Citigroup, Inc.	E	$9,532
	Credit Suisse Group	E	$3,052
	Deutsche Bank AG	E	$3,288
	Goldman Sachs & Co.	E	$5,964
	HSBC Holdings PLC	E	$12,020
	JPMorgan Chase & Co.	E	$11,503
	Morgan Stanley & Co., Inc.	E	$2,852
	State Street Corp.	E	$1,592
	UBS AG	E	$4,016
EQ/International Core PLUS	Barclays Capital, Inc.	E	$2,375
	Credit Suisse Group	E	$2,313
	Deutsche Bank AG	E	$2,477
	HSBC Holdings PLC	E	$9,106
	JPMorgan Chase & Co.	D	$2,874
	UBS AG	E	$3,044
EQ/Intermediate Government Bond Index	Bank of America Corp.	D	$6,583
	Citigroup, Inc.	D	$10,056
	Goldman Sachs & Co.	D	$2,586
	JPMorgan Chase & Co.	D	$65,922
	Morgan Stanley & Co., Inc.	D	$1,735
EQ/International Equity Index	Barclays Capital, Inc.	E	$11,250
	Credit Suisse Group	E	$12,756
	Deutsche Bank AG	E	$7,984
	HSBC Holdings PLC	E	$19,007
	JPMorgan Chase & Co.	D	$7,204
	UBS AG	E	$9,270

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Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/International ETF	JPMorgan Chase & Co.	D	$3,672
EQ/International Value PLUS	Credit Suisse Group	E	$20,686
	Deutsche Bank AG	E	$16,597
	JPMorgan Chase & Co.	D	$8,613
	UBS AG	E	$10,054
EQ/JPMorgan Value Opportunities	Bank of America Corp.	E	$8,387
	Citigroup, Inc.	E	$10,762
	Goldman Sachs & Co.	E	$9,144
	Morgan Stanley & Co., Inc.	E	$6,004
	State Street Corp.	E	$4,132
EQ/Large Cap Core PLUS	Bank of America Corp.	E	$3,172
	Bank of New York Mellon Corp.	E	$883
	Citigroup, Inc.	E	$3,240
	Goldman Sachs & Co.	E	$9,199
	JPMorgan Chase & Co.	E	$3,912
	JPMorgan Chase & Co.	D	$5,243
	Morgan Stanley & Co., Inc.	E	$969
	State Street Corp.	E	$548
EQ/Large Cap Growth Index	JPMorgan Chase & Co.	D	$7,741
	Morgan Stanley & Co., Inc.	E	$2,360
EQ/Large Cap Growth PLUS	Citigroup, Inc.	E	$9,078
	Goldman Sachs & Co.	E	$13,554
	JPMorgan Chase & Co.	D	$20,584
	Morgan Stanley & Co., Inc.	E	$1,691
EQ/Large Cap Value Index	Bank of America Corp.	E	$2,988
	Bank of New York Co., Inc.	E	$820
	Citigroup, Inc.	E	$2,236
	Goldman Sachs & Co.	E	$1,926
	JPMorgan Chase & Co.	E	$3,766
	JPMorgan Chase & Co.	D	$1,326
	Morgan Stanley & Co., Inc.	E	$628
	State Street Corp.	E	$514
EQ/Large Cap Value PLUS	Bank of America Corp.	E	$37,765
	Bank of New York Mellon Corp.	E	$10,334
	Citigroup, Inc.	E	$28,235
	Goldman Sachs & Co.	E	$29,563
	JPMorgan Chase & Co.	E	$75,944
	JPMorgan Chase & Co.	D	$687,879
	Morgan Stanley & Co., Inc.	E	$18,230
	State Street Corp.	E	$6,562
EQ/Lord Abbett Growth & Income	Bank of America Corp.	E	$2,808
	Bank of New York Mellon Corp.	E	$1,103
	Citigroup, Inc.	E	$4,136
	Goldman Sachs & Co.	E	$5,665
	JPMorgan Chase & Co.	E	$7,264
	JPMorgan Chase & Co.	D	$4,216
	State Street Corp.	E	$4,547
EQ/Lord Abbett Large Cap Core	Bank of America Corp.	E	$5,059
	Bank of New York Mellon Corp.	E	$724
	Citigroup, Inc.	E	$2,280

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Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
	Goldman Sachs & Co.	E	$4,985
	JPMorgan Chase & Co.	E	$5,333
	JPMorgan Chase & Co.	D	$7,790
	Morgan Stanley & Co., Inc.	E	$2,353
	State Street Corp.	E	$1,404
EQ/MFS International Growth	Credit Suisse Group	E	$10,789
	Deutsche Bank AG	E	$7,630
	HSBC Holdings PLC	E	$13,568
	JPMorgan Chase & Co.	D	$14,288
EQ/Mid Cap Index	JPMorgan Chase & Co.	D	$23,163
EQ/Mid Cap Value PLUS	JPMorgan Chase & Co.	D	$7,883
EQ/Money Market	Credit Suisse Group	E	$24,985
	HSBC Holdings PLC	E	$60,000
	JPMorgan Chase & Co.	D	$2,005
	UBS AG	E	$59,999
EQ/Montag & Caldwell Growth	JPMorgan Chase & Co.	E	$10,647
	JPMorgan Chase & Co.	D	$5,530
EQ/Morgan Stanley Mid Cap Growth	JPMorgan Chase & Co.	D	$51,791
EQ/Mutual Large Cap Equity	Bank of America Corp.	E	$6,301
	Bank of New York Mellon Corp.	E	$756
	Citigroup, Inc.	E	$2,772
	Goldman Sachs & Co.	E	$1,735
	JPMorgan Chase & Co.	E	$3,346
	JPMorgan Chase & Co.	D	$6,914
	Morgan Stanley & Co., Inc.	E	$4,535
	State Street Corp.	E	$466
	UBS AG	E	$2,248
EQ/Oppenheimer Global	Credit Suisse Group	E	$6,189
	Goldman Sachs & Co.	E	$3,135
	HSBC Holdings PLC	E	$3,907
	JPMorgan Chase & Co.	D	$8,816
	UBS AG	E	$3,706
EQ/PIMCO Ultra Short Bond	Bank of America Corp.	D	$76,352
	Citigroup, Inc.	D	$120,369
	Credit Suisse Group	D	$1
	Deutsche Bank AG	D	$3,714
	Goldman Sachs & Co.	D	$21,326
	HSBC Holdings PLC	D	$58,551
	JPMorgan Chase & Co.	D	$116,706
	Morgan Stanley & Co., Inc.	D	$55,194
EQ/Quality Bond PLUS	Bank of America Corp.	D	$7,828
	Citigroup, Inc.	E	$344
	Citigroup, Inc.	D	$7,618
	Credit Suisse Group	D	$1,430
	Goldman Sachs & Co.	D	$3,144
	HSBC Holdings PLC	D	$218
	JPMorgan Chase & Co.	D	$13,950
	Morgan Stanley & Co., Inc.	D	$3,264
	UBS AG	D	$3,922

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Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/Small Company Index	JPMorgan Chase & Co.	D	$72,445
EQ/T.Rowe Price Growth Stock	JPMorgan Chase & Co.	E	$9,379
	JPMorgan Chase & Co.	D	$8,673
EQ/Templeton Global Equity	Bank of America Corp.	E	$3,044
	Bank of New York Mellon Corp.	E	$365
	Citigroup, Inc.	E	$1,353
	Credit Suisse Group	E	$459
	Deutsche Bank AG	E	$492
	Goldman Sachs & Co.	E	$846
	JPMorgan Chase & Co.	E	$3,519
	Morgan Stanley & Co., Inc.	E	$405
	State Street Corp.	E	$229
	UBS AG	E	$1,815
EQ/UBS Growth & Income	Bank of New York Mellon Corp.	E	$1,749
	Citigroup, Inc.	E	$1,522
	Goldman Sachs & Co.	E	$1,951
	JPMorgan Chase & Co.	E	$3,423
	JPMorgan Chase & Co.	D	$1,056
	Morgan Stanley & Co., Inc.	E	$1,099
EQ/Van Kampen Comstock	Bank of America Corp.	E	$5,165
	Bank of New York Mellon Corp.	E	$5,646
	Citigroup, Inc.	E	$3,951
	Goldman Sachs & Co.	E	$2,819
	JPMorgan Chase & Co.	E	$7,964
	JPMorgan Chase & Co.	D	$10,382
	Morgan Stanley & Co., Inc.	E	$2,916
	State Street Corp.	E	$1,185
EQ/Wells Fargo Omega Growth	Citigroup, Inc.	E	$7,170
	JPMorgan Chase & Co.	D	$18,838

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio, except the All Asset Allocation Portfolio, EQ/International ETF Portfolio, EQ/Franklin Templeton Allocation Portfolio and the ETF and fund of funds allocated portions, as applicable, of the PLUS Portfolios, to the applicable Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised Portfolios, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. A description of the proxy voting policies and procedures that each Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix D to this SAI. With respect to the All Asset Allocation Portfolio, EQ/International ETF Portfolio, EQ/Franklin Templeton Allocation Portfolio and the ETF and fund of funds allocated portions, as applicable, of the PLUS Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio or Underlying ETF, whether or not the proposal would present an issue as to which AXA Equitable, the Distributors or their affiliates could be deemed to have a conflict of interest, AXA Equitable will vote shares held by the All Asset Allocation Portfolio, EQ/International ETF Portfolio, EQ/Franklin Templeton Allocation Portfolio and the ETF and fund of funds allocated portions, as a applicable, of the PLUS Portfolios it manages either

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for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s or Underlying ETF’s other shareholders have voted. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios”: and click on “Proxy Voting Records,” and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

•

The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio and Underlying Portfolio, are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

•

Shares of the Underlying Portfolios held by the All Asset Allocation Portfolio, the EQ/Franklin Templeton Allocation Portfolio and the fund of funds allocated portion of the EQ/Quality Bond PLUS Portfolio, as well as shares of open end mutual funds (other than ETFs) held by any other Portfolio or an Underlying Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the applicable Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the EQ/Money Market Portfolio will be able to do so.

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Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Advisers may, from time to time, under the general supervision of the Board or the Trust’s valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Advisers will continuously monitor the performance of these services.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify or will continue to qualify each taxable year to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Code (“RIC”). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does

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not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify or continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”), defined below (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest, and other qualifying income for a RIC.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described in the following paragraphs, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain  — a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to continue to do, then such a separate account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which the All Asset Allocation Portfolio or the EQ/Franklin Templeton Allocation Portfolio invests also satisfies those requirements, a separate account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF, including any Underlying ETF (each of which is expected also to be treated as a RIC) in which the EQ/International ETF Portfolio, the All Asset Allocation Portfolio or any other Portfolio invests, which instead will be treated for those purposes as a single investment.

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Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year quarter. If a Portfolio that has satisfied those requirements for the first quarter of its first taxable year, it has a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s, Underlying Portfolio’s or Underlying ETF’s investment company taxable income and net capital gain. (As used in the balance of this “Taxation” section, the word “Portfolio” includes each Underlying Portfolio and Underlying ETF.) For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

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OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Each Portfolio consists of Class IA shares and Class IB shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

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OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 4, 2011 (File No. 811-07953), are incorporated by reference and made a part of this document.

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APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/AllianceBernstein Dynamic Wealth Strategies	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Small Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/AXA Franklin Small Cap Value Core	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	Y	Y	N	Y	Y	Y	N	Y	Y-10.0%	N	Y	Y	N	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Capital Guardian Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y-30.0%	N	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Davis New York Venture	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/Equity Growth PLUS	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Franklin Core Balanced	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Global Multi-Sector Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Intermediate Government Bond Index	Y	Y	Y	N	N	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y	Y
EQ/International Core PLUS	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International ETF	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International Value PLUS	Y	Y	Y-10.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y-10.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Large Cap Core PLUS	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y-5.0%	N	Y-20.0%	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Large Cap Growth PLUS	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/Large Cap Value PLUS	Y	Y	Y-10.0%	Y-33.3%	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Lord Abbett Growth and Income	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Mid Cap Value PLUS	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Money Market	Y	Y	Y	N	N	Y	Y	N	Y	N	N	N	Y	N	Y	Y	Y
EQ/Montag & Caldwell Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Mutual Large Cap Equity	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Templeton Global Equity	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Van Kampen Comstock	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/AllianceBernstein Dynamic Wealth Strategies	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Small Cap Growth	Y	Y	Y-20%	Y	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/AXA Franklin Small Cap Value Core	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/BlackRock Basic Value Equity	N	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y-25%	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	N	Y	Y	Y
EQ/Capital Guardian Growth	N	N	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/Capital Guardian Research	N	N	Y-15%	Y	Y	Y-10%	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/Common Stock Index	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/Core Bond Index	Y	Y	Y-25%	Y	Y	N	Y-15%	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Davis New York Venture Portfolio	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Equity 500 Index	N	N	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/Equity Growth PLUS	Y	Y	Y-25%	Y	Y	Y	Y-15%	Y	Y	Y	Y-5%	N	Y	N	N	Y	Y
EQ/Franklin Core Balanced	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Global Multi-Sector Equity	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Intermediate Government Bond Index	N	N	Y	N	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International Core PLUS	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/International Equity Index	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/International ETF	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/International Value PLUS	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y-20%	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/Large Cap Core PLUS	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y-20%	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/Large Cap Growth PLUS	Y	Y	Y-25%	Y	Y	Y	Y-15%	Y	Y	Y	Y-5%	N	Y	N	N	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value PLUS	Y	Y	Y	Y	Y	N	Y-10%	Y	Y	Y	N	Y	Y	N	N	N	Y
EQ/Lord Abbett Growth and Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/MFS International Growth	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Mid Cap Index	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Mid Cap Value PLUS	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/Money Market	N	N	Y	Y	Y	N	Y-10%	Y	N	Y	N	Y	Y	N	Y	N	N
EQ/Montag & Caldwell Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Mutual Large Cap Equity	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	N	N	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/Templeton Global Equity	Y	Y	Y	Y	N	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Van Kampen Comstock	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	Y	N	N	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y-25%	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/AllianceBernstein Dynamic Wealth Strategies	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Small Cap Growth	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/AXA Franklin Small Cap Value Core	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	N	Y	Y	Y	N	Y-20.0%	Y	Y	N	N	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/Calvert Socially Responsible	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Capital Guardian Growth	Y	N	Y	Y	Y	N	Y-25%	N	Y	N	N	Y	Y	Y
EQ/Capital Guardian Research	Y	N	Y	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Davis New York Venture	Y	N	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Equity Growth PLUS	Y	Y-5%	Y	Y	Y	Y	Y-25.0%	Y	Y	Y	Y	Y	Y	Y-5%
EQ/Franklin Core Balanced	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	N	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/GAMCO Small Company Value	Y	N	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Global Multi-Sector Equity	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Intermediate Government Bond Index	Y	Y	N	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y
EQ/International Core PLUS	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/International ETF	Y	N	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	Y
EQ/International Value PLUS	Y	N	Y	Y	Y	N	Y-25.0%	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	Y	Y	N	Y-25%	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Core PLUS	Y	N	Y	Y	Y	Y	Y-25.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth Index	Y	N	Y	Y	Y	N	Y-25%	Y	Y	N	N	Y	Y	Y
EQ/Large Cap Growth PLUS	Y	Y-5%	Y	Y	Y	Y	Y-30.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/Large Cap Value PLUS	Y	N	Y	Y	Y	Y	Y-10.0%	Y	Y	N	N	Y	Y	Y
EQ/Lord Abbett Growth and Income	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/MFS International Growth	Y	N	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y
EQ/Mid Cap Index	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/Mid Cap Value PLUS	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Money Market	N	N	N	N	Y	Y	Y	N	N	Y	N	Y	N	Y
EQ/Montag & Caldwell Growth	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	Y	Y	Y	Y

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/Morgan Stanley Mid Cap Growth	Y	N	Y	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	Y
EQ/Mutual Large Cap Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Oppenheimer Global	Y	N	Y	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	Y	Y	Y	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	N	Y	Y	Y	Y	Y-30.0%	Y	Y	Y	N	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	Y	Y	N	Y-33.3%	Y	Y	N	Y	Y	Y	Y
EQ/Templeton Global Equity	Y	Y	Y	Y	Y	N	Y	N	Y	N	Y	Y	Y	Y
EQ/UBS Growth and Income	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	Y	Y	Y	Y
EQ/Van Kampen Comstock	Y	N	Y	Y	Y	Y	Y	N	Y	N	N	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	N	N	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

B-1

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

B-2

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

B-3

APPENDIX C

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Small Company Index
Judith DeVivo	12	$17.8 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
EQ/Common Stock Index
Judith DeVivo	12	$13.6 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
EQ/International Equity Index
Judith DeVivo	12	$16.7 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
EQ/Large Cap Growth Index
Judith DeVivo	12	$17.5 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
EQ/Equity 500 Index
Judith DeVivo	12	$15.7 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Small Cap Growth
Bruce Aronow	46	$3.1 Billion	52	$106 Million	31	$2.3 Billion	0	N/A	0	N/A	0	N/A
Samantha Lau	43	$2.3 Billion	51	$104 Million	26	$1.7 Billion	0	N/A	0	N/A	0	N/A
Kumar Kirpalani	43	$2.3 Billion	51	$104 Million	26	$1.7 Billion	0	N/A	0	N/A	0	N/A
Wen-Tse Tseng	43	$2.3 Billion	51	$104 Million	26	$1.7 Billion	0	N/A	0	N/A	0	N/A
Joshua Lisser	10	$15.8 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	11	N/A	0	N/A
EQ/AllianceBernstein Dynamic Wealth Strategies
Seth Masters	77	$45.9 Billion	448	$13.6 Billion	149	$30.8 Billion	0	N/A	0	N/A	0	N/A
Daniel J. Loewy	18	$7.8 Billion	1	$6 Million	4	$131 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2010

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities of the Funds as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Small Company Index
Judith DeVivo	X
EQ/Common Stock Index
Judith DeVivo	X
EQ/International Equity Index
Judith DeVivo	X
EQ/Large Cap Growth Index
Judith DeVivo	X
EQ/Equity 500 Index
Judith DeVivo	X
EQ/AllianceBernstein Small Cap Growth
Bruce Aronow	X
Samantha Lau	X
Kumar Kirpalani	X
Wen-Tse Tseng	X
Joshua Lisser	X
EQ/AllianceBernstein Dynamic Wealth Strategies
Seth Masters	X
Daniel J. Loewy	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Funds Management Group Unit (“Manager”)
Names of Portfolio Managers	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Other Accounts Managed with Respect to Which the Advisory Fee is Based on the Performance of the Account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Asset Allocation (“Fund”)
Kenneth T. Kozlowski	27	$49.1 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/International ETF (“Fund”)
Kenneth T. Kozlowski	27	$49.0 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Franklin Templeton Allocation (“Fund”)
Kenneth T. Kozlowski	27	$47.9 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Manager has a greater financial incentive, such as a performance fee account. The Manager has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because each Portfolio Manager serves as officer and employee of AXA Equitable and his respective roles are not limited to serving as the portfolio manager of the Funds and other accounts managed by him, his compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
All Asset Allocation
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/International ETF
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Franklin Templeton Allocation
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/BlackRock Basic Value Equity (“Portfolio”) BlackRock Investment Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2010.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kevin Rendino	6	$8.0 Billion	5	$2.3 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Kurt Schansinger	6	$8.0 Billion	5	$2.3 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Carrie King	6	$8.0 Billion	5	$2.3 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders, or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the EQ/BlackRock Basic Value Equity Portfolio include the Russell 1000 Value Index.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Rendino and Schansinger, and Ms. King have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Rendino and Schansinger, and Ms. King have each participated in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Kevin Rendino	X
Kurt Schansinger	X
Carrie King	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Boston Advisors LLC (“Adviser”) EQ/Boston Advisors Equity Income
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael J. Vogelzang	0	N/A	5	$95 Million	118	$198 Million	0	N/A	0	N/A	0	N/A
Douglas Riley	0	N/A	5	$95 Million	10	$52 Million	0	N/A	0	N/A	0	N/A
Lisa Sebesta	0	N/A	5	$95 Million	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

While the Adviser does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

The Adviser manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different. At times the Adviser may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, the Adviser may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser or Adviser’s affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Consistent with its duty to seek best execution, the Adviser selects the broker with whom to execute transactions on behalf of the Fund. The Adviser utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of the Adviser. Soft dollars may create an actual or perceived conflict of interest whereas the Adviser may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures. The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above. However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

Compensation for the fiscal year completed December 31, 2010

All of Boston Advisors, LLC institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus and equity participation. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio managers. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest shareholder, his compensation is approved by the Board of Directors and is influenced by firm profitability, achieving general investment performance objectives and reaching certain business targets.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Michael J. Vogelzang	X
Douglas Riley	X
Lisa Sebesta	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Calvert Socially Responsible (“Fund”) Bridgeway Capital Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John N.R. Montgomery	11	$1.1 Billion	0	N/A	4	$18.1 Million	8	$1.2 Billion	0	N/A	23	$165 Million

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.

•

If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Adviser may place separate, non-simultaneous, transactions for the Fund and another mutual fund or account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other mutual fund or account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for the Fund and another mutual fund or account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other mutual fund or account.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2010

The objective of Bridgeway Capital Management, Inc.’s (the “Adviser”) compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Adviser’s investment management team, including John Montgomery, participate in a compensation program that includes base salary that is fixed annually, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Adviser relative to peer companies. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) because the Adviser is an S-corporation, the amount of distributions to be made by the Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Adviser’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Performance of the Fund impacts overall compensation. Generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain mutual funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders).

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in the Adviser. With the exception of John Montgomery, investment team members (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Adviser or both. The value of this ownership is a function of the profitability and growth of the Adviser. The Adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser. However, by policy of the Adviser, John Montgomery may only receive distributions from the Sub-Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John N.R. Montgomery	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian Growth (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]		Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alan J. Wilson	5	$2.7 Billion	6	$1.1 Billion	34	$9.6 Billion	0	N/A	0	N/A	2	$1.3 Billion
Eric H. Stern	3	$1.1 Billion	8	$2.6 Billion	49	$12.3 Billion	0	N/A	0	N/A	5	$3.5 Billion
Todd S. James	2	$1.3 Billion	2	$26 Million	248	$13.6 Billion	0	N/A	0	N/A	3	$4.4 Billion

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]	Reflects other professionally managed accounts held at the Adviser or companies affiliated with the Adviser. Personal brokerage accounts of portfolio manager and their families are not reflected.

Description of any Material Conflicts

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

Compensation for the fiscal year completed December 31, 2010

The Adviser’s portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the portfolio managers for the Portfolio include the Russell 1000 Growth Index, a median of a customized U.S. Growth Equity Competitive Universe compiled from eVestment Alliance, and a customized Growth Funds index based on the Lipper Growth Funds Index.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Alan J. Wilson	X
Eric H. Stern	X
Todd S. James	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian Research (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010[1]						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Cheryl E. Frank	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Irfan Fumiturewala	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

[1]	Personal brokerage accounts of portfolio manager and their families are not reflected.

Description of any Material Conflicts

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation for the fiscal year completed December 31, 2010

Investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plan. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, the investment bonus is calculated by comparing pre-tax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average. Much greater weight is placed on the four-year and eight-year rolling averages. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.

Research Portfolio Coordinators are compensated in the manner described above in their role as analyst. For the Portfolio, the relevant benchmarks for the Research Portfolio Coordinators include the S&P 500 Index and a customized Growth and Income index based on Lipper Growth and Income Funds Index.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Cheryl E. Frank	X
Irfan Fumiturewala	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Davis New York Venture (“Fund”) Davis Selected Advisers, L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher C. Davis	26	$57.2 Billion	11	$1.5 Billion	104	$8.4 Billion	0	N/A	0	N/A	0	N/A
Kenneth Charles Feinberg	24	$57.2 Billion	10	$1.4 Billion	93	$7.6 Billion	0	N/A	0	N/A	0	N/A

*	Managed money/wrap accounts have been counted at the sponsor level.

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.

Compensation for the fiscal year completed December 31, 2010

Kenneth Feinberg’s compensation for services provided to the Adviser consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Adviser’s profits, (iii) awards of equity

(“Units”) in the Adviser including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Christopher C. Davis	X**
Kenneth Charles Feinberg	X**

**	Both Christopher C. Davis and Kenneth C. Feinberg have over $1 million invested in the Davis Funds which are managed in a similar fashion as the EQ/Davis New York Venture Portfolio.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

GAMCO Asset Management Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/GAMCO Mergers and Acquisitions
Mario J. Gabelli	26	$16.9 Billion	16	$478 Million	1,702	$14.4 Billion	8	$4.3 Billion	14	$470 Million	9	$1.9 Billion
EQ/GAMCO Small Company Value
Mario J. Gabelli	26	$15.1 Billion	16	$478 Million	1,702	$14.4 Billion	8	$4.3 Billion	14	$470 Million	9	$1.9 Billion

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates. The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2010

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/GAMCO Mergers and Acquisitions
Mario J. Gabelli	X
EQ/GAMCO Small Company Value
Mario J. Gabelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

J.P. Morgan Investment Management, Inc. (“Adviser”) EQ/JPMorgan Value Opportunities (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alan Gutmann	4	$1.5 Billion	2	$254 Million	2	$48 Million	0	N/A	0	N/A	0	N/A
Kelly B. Miller	3	$1.2 Billion	2	$254 Million	2	$48 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures designed to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2010

J.P. Morgan Investment Management Inc. (JPMorgan)’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Alan Gutmann	X
Kelly B. Miller	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Lord, Abbett & Co. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Lord Abbett Growth and Income (“Fund”)
Robert P. Fetch	19	$15.5 Billion	6	$531 Million	225	$4.8 Billion	0	N/A	0	N/A	2	$553.2 Million
EQ/Lord Abbett Large Cap Core (“Fund”)
Daniel H. Frascarelli	10	$11.9 Billion	1	$96.8 Billion	10,876	N/A	0	N/A	0	N/A	0	N/A
Randy M. Reynolds	8	$10.3 Billion	1	$96.8 Billion	10,874	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation for the fiscal year completed December 31, 2010

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer group maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Lord Abbett Growth and Income
Robert P. Fetch	X
EQ/Lord Abbett Large Cap Core
Daniel H. Frascarelli	X
Randy M. Reynolds, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/MFS International Growth (“Fund”) MFS Investment Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Antonelli	7	$5.6 Billion	6	$766 Million	17	$3.3 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Potential Conflicts of Interest.    The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

Compensation for the fiscal year completed December 31, 2010

Compensation.    Portfolio manager total cash compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

Mr. Antonelli is Vice Chairman of MFS in addition to being a portfolio manager. His compensation reflects this broader role within the Adviser. The Chief Executive Officer of the Adviser determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the

Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of the Adviser). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, he participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.

Portfolio managers also typically benefit from the opportunity to participate in the Adviser’s Equity Plan. Equity interests and/or options to acquire equity interests in the Adviser or its parent company are awarded by management, on a discretionary basis, taking into account tenure at the Adviser, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefits plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of the Adviser. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at the Adviser and salary level, as well as other factors.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
David Antonelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Montag & Caldwell Growth (“Fund”) Montag & Caldwell, LLC. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald E. Canakaris	2	$3.2 Billion	0	N/A	5	$1.1 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Since all of the Adviser’s large cap growth portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, the Adviser believes there is no conflict arising from its handling of multiple large cap growth accounts. However, potential conflicts may arise when allocating investment opportunities among multiple accounts. The Adviser has written procedures in place that are reasonably designed to address these types of conflicts. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed December 31, 2010

The Executive Committee of the Adviser, consisting of Ronald E. Canakaris — Chairman and Chief Investment Officer and William A. Vogel — President and Chief Executive Officer, determines the compensation levels of the Firm’s officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients’ investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and executive responsibilities, Mr. Canakaris also serves as the Adviser’s Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Ronald E. Canakaris	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Morgan Stanley Mid Cap Growth Morgan Stanley Investment Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)
Dennis Lynch	29	$17.5 Billion	4	$2.5 Billion	12	$917 Million	0	N/A	0	N/A	0	N/A
David Cohen	29	$17.5 Billion	4	$2.5 Billion	12	$917 Million	0	N/A	0	N/A	0	N/A
Sam Chainani	29	$17.5 Billion	4	$2.5 Billion	12	$917 Million	0	N/A	0	N/A	0	N/A
Alexander Norton	29	$17.5 Billion	4	$2.5 Billion	12	$917 Million	0	N/A	0	N/A	0	N/A
Jason Yeung	29	$17.5 Billion	4	$2.5 Billion	12	$917 Million	0	N/A	0	N/A	0	N/A
Armistead Nash	29	$17.5 Billion	4	$2.5 Billion	12	$917 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation for the fiscal year completed December 31, 2010

Portfolio Manager Compensation Structure: Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow the Adviser to claw back compensation in certain situations such as a material restatement of the Adviser’s financial statement or losses on certain trading position, investments or holdings.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Adviser and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Dennis Lynch	X
David Cohen	X
Sam Chainani	X
Alexander Norton	X
Jason Yeung	X
Armistead Nash	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Oppenheimer Global (“Fund”) OppenheimerFunds, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rajeev Bhaman, CFA	8	$15.9 Billion	4	$653 Million	2	$380 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Compensation for the fiscal year completed December 31, 2010

The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of September 30, 2008, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark used with respect to the Fund is Lipper – Global Large-Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. With respect to EQ/Oppenheimer Global Portfolio, a portion of the Portfolio Managers’ compensation with regard to that fund may, under certain circumstances, include an amount based in part on the amount of the fund’s management fee.

Ownership of Securities of the Funds as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Rajeev Bhaman, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/PIMCO Ultra Short Bond (“Fund”) Pacific Investment Management Company LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jerome Schneider	8	$60 Billion	5	$3.7 Billion	36	$3.1 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation for the fiscal year completed December 31, 2010

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a

long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Jerome Schneider	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

SSgA Funds Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Large Cap Value Index
John Tucker*	98	$78.9 Billion	254	$288 Billion	294	$263 Billion	0	N/A	0	N/A	0	N/A
Lynn Blake, CFA*	98	$78.9 Billion	254	$288 Billion	294	$263 Billion	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Index
John Tucker*	98	$77.7 Billion	254	$288 Billion	294	$263 Billion	0	N/A	0	N/A	0	N/A
Lynn Blake*	98	$77.7 Billion	254	$288 Billion	294	$263 Billion	0	N/A	0	N/A	0	N/A
EQ/Intermediate Government Bond Index
John Kirby**	19	$24.7 Billion	67	$38 Billion	196	$86 Billion	0	N/A	0	N/A	0	N/A
Michael Brunell, CFA**	19	$24.7 Billion	67	$38 Billion	196	$86 Billion	0	N/A	0	N/A	0	N/A
EQ/Core Bond Index
John Kirby**	19	$19.8 Billion	67	$38 Billion	196	$86 Billion	0	N/A	0	N/A	0	N/A
Michael Brunell, CFA**	19	$19.8 Billion	67	$38 Billion	196	$86 Billion	0	N/A	0	N/A	0	N/A

*	Passive equity assets are managed on a team basis. The table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation including SSgA FM.
**	Passive fixed income assets are managed on a team basis. The table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation including SSgA FM.

Description of any Material Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2010.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Funds as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Large Cap Value Index
John Tucker	X
Lynn Blake, CFA	X
EQ/Mid Cap Index
John Tucker	X
Lynn Blake	X
EQ/Intermediate Government Bond Index
John Kirby	X
Michael Brunell, CFA	X
EQ/Core Bond Index
John Kirby	X
Michael Brunell, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/T. Rowe Price Growth Stock (“Fund”) T. Rowe Price Associates, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
P. Robert Bartolo	9	$29.3 Billion	1	$208 Million	9	$858 Million	0	N/A	0	N/A	0	N/A
T. ROWE PRICE ASSOCIATES, INC.

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation for the fiscal year completed December 31, 2010

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
P. Robert Bartolo	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/UBS Growth and Income (“Fund”) UBS Global Asset Management (Americas) Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas M. Cole	15	$3.1 Billion	36	$7.2 Billion	13	$1.3 Billion	0	N/A	3	$981 Million	0	N/A
John Leonard	15	$3.1 Billion	36	$7.2 Billion	16	$1.3 Billion	0	N/A	3	$981 Million	0	N/A
Thomas J. Digenan	15	$3.1 Billion	36	$7.2 Billion	19	$1.3 Billion	0	N/A	3	$981 Million	0	N/A

Description of any Material Conflicts

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

Compensation for the fiscal year completed December 31, 2010

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has up to three basic components — a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•

The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•

Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•

Variable deferred - employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark, the Russell 1000 Index and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John Leonard	X
Thomas M. Cole	X
Thomas J. Digenan	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Van Kampen Comstock (“Fund”) Invesco Advisers, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)
Jason S. Leder	16	$16.8 Billion	1	$53.6 Million	4,276	$507 Million	0	N/A	0	N/A	0	N/A
Kevin C. Holt	16	$16.8 Billion	1	$53.6 Million	4,276	$507 Million	0	N/A	0	N/A	0	N/A
Devon E. Armstrong	16	$16.8 Billion	1	$53.6 Million	4,276	$507 Million	0	N/A	0	N/A	0	N/A
James N. Warwick	16	$16.8 Billion	1	$53.6 Million	4,276	$507 Million	0	N/A	0	N/A	0	N/A
Matthew Seinsheimer	16	$16.8 Billion	1	$53.6 Million	4,276	$507 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Invesco Fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund(s) or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation for the fiscal year completed December 31, 2010

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.    Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.    The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds and accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2,3]	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year-end.

2	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

3

Portfolio Managers for Invesco Balanced Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Invesco Funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.    Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Jason S. Leder	X
Kevin C. Holt	X
Devon E. Armstrong	X
James N. Warwick	X
Matthew Seinsheimer	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Wells Fargo Omega Growth (“Fund”) Wells Capital Management Inc (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Pence	15	$5.8 Billion	2	$33 Million	173	$7.0 Billion	0	N/A	0	N/A	0	N/A
Michael T. Smith	6	$2.8 Billion	1	$8 Million	66	$2.5 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2010

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas J. Pence	X
Michael T. Smith	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/AXA Franklin Small Cap Value Core (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA Equitable Funds Management Group Unit
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.7 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	0	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Franklin Advisory Services
William Lippman	14	$12.8 Billion	1	$377 Million	1	$768 Million	0	N/A	0	N/A	0	N/A
Bruce C. Baughman	13	$12.0 Billion	1	$377 Million	0	N/A	0	N/A	0	N/A	0	N/A
Margaret McGee	13	$12.0 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Y. Dogan Sahin	2	$3.1 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Donald G. Taylor	13	$12.0 Billion	1	$377 Million	0	N/A	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Edward Corallo	60	$47.0 Billion	164	$416 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$47.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$47.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$47.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

FRANKLIN ADVISORY SERVICES, LLC

Description of any Material Conflicts

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2010

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Funds as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
William J. Lippman	X
Bruce C. Baughman, CPA	X
Margaret McGee	X
Donald G. Taylor, CPA	X
Y. Dogan Sahin, CFA	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Equity Growth PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$48.0 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$33.9 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	0	3	$640 Million
BlackRock Capital Management, Inc.
Jeffrey R. Lindsey	11	$5.6 Billion	8	$1.5 Billion	15	$2.8 Billion	0	N/A	0	N/A	1	$125 Million
Edward Dowd	11	$5.6 Billion	8	$1.5 Billion	15	$2.8 Billion	0	N/A	0	N/A	1	$125 Million
BlackRock Investment Management, LLC
Edward Corallo	60	$44.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Million
Christopher Bliss	60	$44.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$44.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$44.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$52.0 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as a portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio managers of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X				X
Alwi Chan	X
Xavier Poutas	X

BLACKROCK CAPITAL MANAGEMENT, INC.

Description of any Material Conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders, or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the EQ/Equity Growth PLUS Portfolio include the Russell 1000 Growth Index.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Lindsey and Dowd have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Lindsey and Dowd have each participated in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Lindsey and Dowd eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Jeffrey R. Lindsey	X
Edward Dowd	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus and, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Franklin Core Balanced (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA Equitable Funds Management Group Unit
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.0 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Franklin Advisers, Inc.
Charles B. Johnson	4	$67.4 Billion	1	$762 Million	0	N/A	0	N/A	0	N/A	0	N/A
Edward D. Perks	10	$70.2 Billion	2	$762 Million	0	N/A	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Edward Corallo	60	$45.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Scott Radell	35	$66.0 Billion	16	$9.1 Billion	15	$13.2 Billion	0	N/A	5	$4.7 Billion	0	N/A
Lee Sterne	38	$85.0 Billion	12	$10 Million	13	$650 Million	0	N/A	0	N/A	0	N/A
Christopher Bliss	60	$45.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$45.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$45.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion
Karen Uyehara	5	$6.0 Billion	7	$1.7 Billion	15	$16.0 Billion	0	N/A	2	$1.0 Billion	0	N/A

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

FRANKLIN ADVISERS, INC.

Description of any Material Conflicts

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2010

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of a Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward D. Perks, CFA	X
Charles B. Johnson	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. BFA or BTC, as applicable, are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

Compensation for the fiscal year completed December 31, 2010

Portfolio Manager Compensation Overview.    BFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base Compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution Of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Edward Corallo	X
Scott Radell	X
Lee Sterne	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X
Karen Uyehara	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Global Bond PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$48.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Wells Capital Management, Inc. and First International Advisers, Inc.
Anthony Norris	8	$1.9 Billion	0	N/A	33	$3.7 Billion	0	N/A	0	N/A	0	N/A
Peter Wilson	8	$1.9 Billion	0	N/A	33	$3.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC
Lee Sterne	38	$85.0 Billion	12	$10 Million	13	$650 Million	0	N/A	0	N/A	0	N/A
Scott Radell	35	$66.0 Billion	16	$9.1 Billion	15	$13.2 Billion	0	N/A	5	$47.0 Billion	0	N/A
Karen Uyehara	5	$5.3 Billion	7	$1.7 Billion	15	$16 Billion	0	N/A	2	$1.0 Billion	0	N/A

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because each Portfolio Manager serves as officer and employee of AXA Equitable and his respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by him, his compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Wells Capital Management Inc. and First International Advisors, LLC.

Description of any Material Conflicts

Wells Capital Management/First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management/First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2010

The compensation structure for Wells Capital Management/First International Advisors’ Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management/First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Portfolio Manager	Benchmarks
Peter Wilson	Merrill Lynch Global Broad Market Index
Anthony J. Norris	Merrill Lynch Global Broad Market Index

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony Norris	X
Peter Wilson	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. BFA or BTC, as applicable, are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interest holders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

Compensation for the fiscal year completed December 31, 2010

Portfolio Manager Compensation Overview.    BFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base Compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution Of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	Over $1,000,000
Lee Sterne	X
Scott Radell	X
Karen Uyehara	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Global Multi-Sector Equity Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Equitable Funds Management Group Unit
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$32.6 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Morgan Stanley Investment Management Inc
Ruchir Sharma	11	$5.3 Billion	7	$4.6 Billion	21	$6.3 Billion	0	N/A	0	N/A	4	$1.9 Billion
James Cheng	12	$6.3 Billion	6	$3.6 Billion	28	$13.6 Billion	0	N/A	0	N/A	4	$1.9 Billion
Paul Psaila	8	$4.4 Billion	5	$3.6 Billion	21	$6.3 Billion	0	N/A	0	N/A	4	$1.9 Billion
Eric Carlson	7	$4.1 Billion	5	$3.6 Billion	21	$6.3 Billion	0	N/A	0	N/A	4	$1.9 Billion
Ana Cristina Piedrahita	7	$4.3 Billion	6	$4.2 Billion	26	$8.9 Billion	0	N/A	0	N/A	6	$4.0 Billion
BlackRock Investment Management LLC
Edward Corallo	60	$45.5 Billion	164	$416 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$45.5 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$45.5 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$45.5 Billion	77	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation for the fiscal year completed December 31, 2010

Portfolio Manager Compensation Structure: Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, the provision was further strengthened to allow the Adviser to claw back compensation in certain circumstances situations such as material restatement of the Adviser’s financial statement or losses on certain trading position, investments or holdings.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Adviser and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Ruchir Sharma	X
James Cheng	X
Paul Psaila	X
Eric Carlson	X
Ana Christina Piedrahita	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/International Core PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$48.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Wentworth, Hauser and Violich, Inc. (“Adviser”) Hirayama Investments, LLC
Richard K. Hirayama*	4	$478 Million	1	$84 Million	810	$5.5 Billion	0	N/A	0	N/A	2	$594 Million
BlackRock Investment Management, LLC (“Adviser”)
Edward Corallo	60	$44.6 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.6 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$44.6 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$44.6 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	4	$3.0 billion

*	The totals above do not include 23,208 accounts representing $7.0 billion in assets under management for broker sponsored wrap programs.

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the

Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short- term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

WENTWORTH, HAUSER AND VIOLICH, INC.

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the portfolio manager or Sub-adviser has a greater financial incentive, such as a performance fee account. The Sub-adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund. The firm does not foresee any material conflicts of interest.

Compensation for the fiscal year completed December 31, 2010

Wentworth, Hauser and Violich has created a unique work environment that challenges its investment professionals, provides an entrepreneurial work atmosphere, and rewards them with highly competitive compensation and benefits. This has been successful in retaining its individuals, as evidenced by the tenure of the firm’s senior professionals.

Wentworth, Hauser and Violich pays its professionals a competitive base salary, full benefits, and a short-term bonus pool derived from the sharing of the firm’s revenues. Total compensation is based upon individual input and success of the firm.

The firm has a system in place to track portfolio manager/analyst and analyst recommendations. Their ratings/recommendations are evaluated over a rolling twelve-month timeframe on an absolute and relative basis. Portions of bonuses are determined based on this evaluation.

The Laird Norton Investment Management, Inc. board of directors has committed itself to granting equity options of its ownership in Wentworth, Hauser and Violich to select employees of the firm. The grant is being phased in and is subject to achieving specific growth objectives. It is expected that this grant will eventually amount to 25% of the firm’s equity. In the case of Mr. Hirayama, a separate agreement was reached whereby he is rewarded based on the success of the WHV International Equity and Global Equity strategies.

HIRAYAMA INVESTMENTS, LLC

Description of any Material Conflicts

With respect to Hirayama Investments there are no material conflicts of interest.

Compensation as of December 31, 2010

Richard K. Hirayama is the Managing Member of Hirayama Investments, LLC, which is jointly owned by Richard K. Hirayama and Wentworth, Hauser and Violich, Inc., (through WHV Holdings, LLC). WHV and Hirayama Investments, LLC have entered into a sub-advisory relationship whereby Richard K. Hirayama provides the International and Global Equity strategies exclusively to WHV’s clients, including the Fund. WHV pays a sub-advisory fee to Hirayama Investments, LLC ranging from 55% to 70% of WHV’s fee based upon assets under management in WHV’s International and Global Equity strategies. Mr. Hirayama’s compensation for these strategies is represented by the 55% to 70% sub-advisory fee paid from WHV to Hirayama Investments, LLC.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Richard K. Hirayama	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover,

BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/International Value PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA Equitable Funds Management Group Unit
Kenneth T. Kozlowski	27	$47.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$33.6 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Northern Cross LLC
Howard Appleby	4	$3.2 Billion	0	N/A	10	$2.2 Billion	0	N/A	0	N/A	0	N/A
Jean-Francois Ducrest	4	$3.2 Billion	0	N/A	10	$2.2 Billion	0	N/A	0	N/A	0	N/A
James LaTorre	4	$3.2 Billion	0	N/A	10	$2.2 Billion	0	N/A	0	N/A	0	N/A
Edward E. Wendell, Jr.	4	$3.2 Billion	0	N/A	10	$2.2 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Edward Corallo	60	$44.5 Billion	164	$416.0 Billion	66	$154.4 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44.5 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$44.5 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$44.5 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

NORTHERN CROSS LLC

Description of any material conflicts

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Portfolio on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by EQ/International Value PLUS Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades.    A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Portfolio. Because of the portfolio managers’ positions with EQ/International Value PLUS Portfolio, each portfolio manager knows the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Portfolio.

Investment Opportunities.    A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by one or more of the portfolio managers, but may not be available in sufficient quantities for both EQ/International Value PLUS Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

Northern Cross, LLC has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest. Northern Cross, LLC has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under Northern Cross, LLC’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Subadviser’s investment outlook.

Compensation as of December 31, 2010

Northern Cross is equally owned by the four founding partners. Their compensation consists of equal shares in the firm’s overall profits. Analysts are compensated with a base salary as well as incentive compensation. Incentive compensation is based on qualitative annual evaluations and the judgment of the principals of Northern Cross.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,001- $ 500,000	$500,001- $ 1,000,000	over $ 1,000,000
Howard Appleby, CFA	X
Jean-Francois Ducrest	X
James LaTorre, CFA	X
Edward E. Wendell, Jr.	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. BFA or BTC, as applicable, are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

Compensation for the fiscal year completed December 31, 2010

Portfolio Manager Compensation Overview.    BFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base Compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution Of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Large Cap Core PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$48.9 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.7 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Institutional Capital LLC (“Adviser”)
Thomas R. Wenzel	13	$8.7 Billion	13	$1.4 Billion	99	$6.4 Billion	0	N/A	0	N/A	8	$1.0 Billion
Jerrold K. Senser	13	$8.7 Billion	13	$1.4 Billion	99	$6.4 Billion	0	N/A	0	N/A	8	$1.0 Billion
BlackRock Investment Management, LLC (“Adviser”)
Edward Corallo	60	$47.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$47.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$47.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$47.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as portfolio managers are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

INSTITUTIONAL CAPITAL LLC

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Compensation for members of the Adviser’s research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the Adviser’s overall organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of the Adviser’s investment process, their contribution to the investment research work done in their sector, their contribution to the Adviser’s overall organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of the Adviser’s revenue and cash flow performance over various periods of time.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas R. Wenzel	X
Jerrold K. Senser	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.

Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Large Cap Growth PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$48.0 Billion	0	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$33.8 Billion	0	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Marsico Capital Management LLC (“Adviser”)
Thomas F. Marsico	28	$16.9 Billion	15	$2.2 Billion	118	$12.9 Billion	0	N/A	0	N/A	0	N/A
A. Douglas Rao	24	$16.8 Billion	9	$1.3 Billion	103	$12.4 Billion	0	N/A	0	N/A	0	N/A
Coralie Witter	9	$11.7 Billion	6	$522 Million	103	$12.4 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Edward Corallo	60	$46.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$46.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$46.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$46.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio managers of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

MARSICO CAPITAL MANAGEMENT LLC

Description of any Material Conflicts

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. The Adviser seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. The Adviser often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under the Adviser’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is the Adviser’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, the Adviser has adopted policies and procedures for allocating transactions across multiple accounts. The Adviser’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. The Adviser’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Adviser, including the Adviser’s Code of Ethics.

Compensation for the fiscal year completed December 31, 2010

The compensation package for portfolio managers of the Adviser is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on the Adviser’s profitability. Bonuses are typically based on two other primary factors: (1) the Adviser’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, the Adviser’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Adviser employees. The Adviser’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of the Adviser’s business generally.

As a general matter, the Adviser does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, the Adviser evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment management team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X
A. Douglas Rao	X
Coralie Witter	X
BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.

Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance- based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Large Cap Value PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$46.8 Billion	0	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$32.6 Billion	0	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AllianceBernstein L.P.
Joseph Gerald Paul	151	$28.8 Billion	238	$14.0 Billion	33,197	$63.3 Billion	3	$6.8 Billion	9	$465 Million	43	$5.0 Billion
David Yuen	149	$28.8 Billion	224	$12.2 Billion	33,197	$63.3 Billion	3	$6.8 Billion	6	$408 Million	43	$5.0 Billion
Gregory Powell	149	$28.8 Billion	224	$12.2 Billion	33,197	$63.3 Billion	3	$6.8 Billion	6	$408 Million	43	$5.0 Billion
Christopher W. Marx	61	$11.4 Billion	50	$1.5 Billion	32,840	$18.9 Billion	1	$3.9 Billion	0	N/A	5	$181 Million
John D. Phillips, Jr.	61	$11.4 Billion	50	$1.5 Billion	32,840	$18.9 Billion	1	$3.9 Billion	0	N/A	5	$181 Million
Judith Devivo	12	$16.2 Billion	5	$316 Million	45	$11.8 Million	0	N/A	0	N/A	0	N/A

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio managers of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short- term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2010

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded securities for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(c) Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Joseph Gerald Paul	X
David Yuen	X
Gregory Powell	X
Christopher W. Marx	X
John D. Phillips, Jr.	X
Judith Devivo	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Mid Cap Value PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$47.9 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$33.7 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Wellington Management Company, LLP (“Adviser”)
James N. Mordy	11	$12.5 Billion	3	$554 Million	7	$968 Million	2	$9.5 Billion	0	N/A	1	$23 Million
BlackRock Investment Management, LLC (“Adviser”)
Edward Corallo	60	$46.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7
Christopher Bliss	60	$46.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$46.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$46.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation for the fiscal year completed December 31, 2010

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mordy is a partner of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Mutual Large Cap Equity (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA Equitable Funds Management Group Unit
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Franklin Mutual Advisers, LLC
Peter A. Langerman	1	$44.4 Billion	6	$3.7 Billion	0	N/A	0	N/A	0	N/A	0	N/A
F. David Segal	7	$25.1 Billion	2	$1.3 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Deborah A. Turner	5	$23.1 Billion	3	$1.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC
Edward Corallo	60	$47.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$47.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$47.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$47.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

FRANKLIN MUTUAL ADVISERS, LLC

Description of any Material Conflicts

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2010

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

Research — Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Executive Officer of the Adviser, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Peter A. Langerman	X
Deborah A. Turner, CFA	X
F. David Segal, CFA	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Quality Bond PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Funds Management Group Unit
Kenneth T. Kozlowski	27	$48.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AllianceBernstein L.P.
Greg Wilensky	107	$12.8 Billion	85	$2.9 Billion	175	$10.7 Billion	1	$16 Million	4	$325 Million	2	$815 Million

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because each Portfolio Manager serves as officer and employee of AXA Equitable and his respective roles are not limited to serving as the portfolio managers of the Fund and other accounts managed by him, his compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2010

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly-traded securities, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(c) Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Greg Wilensky	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Templeton Global Equity (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA Equitable Funds Management Group Unit
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Templeton Investment Counsel, LLC
Cindy Sweeting	21	$49.6 Billion	8	$9.5 Billion	17	$4.2 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC
Edward Corallo	60	$47.0 Billion	164	$416.0 Billion	66	$154.0 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$47.0 Billion	77	$27.4 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$47.0 Billion	77	$114.5 Billion	27	$42.0 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$47.0 Billion	51	$284.4 Billion	39	$109.0 Billion	0	N/A	4	$3.0 Billion	3	$5.2 Billion

AXA FUNDS MANAGEMENT GROUP UNIT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

TEMPLETON INVESTMENT COUNSEL, LLC

Description of any Material Conflicts

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2010

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Research — Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance — For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Cindy Sweeting	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Portfolio as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

APPENDIX D

EQ ADVISORS TRUST

AMENDED AND RESTATED

PROXY VOTING POLICIES AND PROCEDURES

I.	TRUST’S POLICY STATEMENT

EQ Advisors Trust (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.	TRUST’S PROXY VOTING PROGRAM

AXA Equitable Life Insurance Company (“AXA Equitable”) serves as the investment manager of the Trust’s portfolios. AXA Equitable is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility with respect to each portfolio to AXA Equitable. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each sub-advised portfolio or sub-advised portion of a portfolio (“Sub-Advised Portion”) to the applicable Adviser, except as described in Section III below. The primary focus of the Trust’s proxy voting program as it relates to the sub-advised portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.	AXA EQUITABLE’S PROXY VOTING POLICIES AND PROCEDURES

AXA Equitable provides the day-to-day portfolio management services to certain portfolios, or an allocated portion of a portfolio (“Allocated Portion”) of the Trust, each of which seek to achieve its investment objective by investing in other mutual funds managed by AXA Equitable (“Underlying Portfolios”) or by investing in exchange-traded funds (“Underlying ETFs”). As a result of this direct portfolio management by AXA Equitable, AXA Equitable is responsible for proxy voting for these portfolios or Allocated Portions. In light of the fact that the holdings of the portfolios or Allocated Portions managed by AXA Equitable are Underlying Portfolios or Underlying ETFs, AXA Equitable has determined it to be appropriate to vote the portfolios’ or Allocated Portions’ shares in these securities either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Portfolio or Underlying ETF (whether or not the proposal presents an issue as to which AXA Equitable or its affiliates could be deemed to have a conflict of interest). These policies and procedures may be amended from time to time.

IV.	AXA EQUITABLE’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the sub-advised portfolios or Sub-Advised Portions, AXA Equitable will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. AXA Equitable will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and AXA Equitable, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.	Voting Guidelines: The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and AXA Equitable such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or AXA Equitable may reasonably request.

VI.	DISCLOSURE OF TRUST’S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

AXA Equitable, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. AXA Equitable (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VII.	REPORTS TO TRUST’S BOARD OF TRUSTEES

AXA Equitable will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the sub-advised portfolios’ and Sub-Advised Portions’ portfolio securities and any other information requested by the Board of Trustees.

Adopted as of: August 6, 2003

Amended as of July 11, 2007

PROXY VOTING POLICIES AND PROCEDURES

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2009

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key

[1]	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A

elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

(b)	Boards and directors

(c)	Accounting and audit-related issues

(d)	Capital structure, mergers, asset sales and other special transactions

(e)	Remuneration and benefits

(f)	Social, ethical and environmental issues

(g)	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

(h)	establishing an appropriate corporate governance structure;

(i)	overseeing and supporting management in setting strategy;

(j)	ensuring the integrity of financial statements;

(k)	making decisions regarding mergers, acquisitions and disposals;

(l)	establishing appropriate executive compensation structures; and

(m)	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

(n)	current employment at the company or a subsidiary;

(o)	former employment within the past several years as an executive of the company;

(p)	providing substantial professional services to the company and/or members of the company’s management;

(q)	having had a substantial business relationship in the past three years;

(r)	having, or representing a shareholder with, a substantial shareholding in the company;

(s)	being an immediate family member of any of the aforementioned; and

(t)	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients. In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

1.	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

2.	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

3.	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

4.	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

5.	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

BOSTON ADVISORS, LLC.

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC. (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•

If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.	EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES

Attached as Appendix A is the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services.

Appendix A

EGAN-JONES PROXY SERVICES

PROXY VOTING

PRINCIPLES AND GUIDELINES

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the Board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•

When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.

•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years;

•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;

•	should not be affiliated with a significant customer or supplier of the Company or affiliate;

•	should have no personal services contract with the Company or affiliate, or a member of senior management;

•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

•	within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;

•	should not be employed by a public company at which an executive officer of the Company serves as a director;

•	should not be a member of the immediate family of any person described above.

B.	Board operating procedures

•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•

Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•	Directors should have access to senior management through a designated liaison person.

•	The Board should periodically review its own size, and determine the appropriate size.

C.	Requirements for individual directors

We recommend that:

•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

•

The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.	Shareholder rights

•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.

•	In the election of directors, there should be multiple nominees for each seat on the Board.

•	“Greenmail” should be prohibited.

•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan.

•	Directors should be elected annually.

•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the company, etc.

WITHHOLD votes for nominees who:

are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than four boards

Separating Chairman and CEO

Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.

AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ab ility to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent

AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-”greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-”greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Case-by case basis for increasing the number of shares of common stock authorized for issuance.

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights.

FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Compensation of Officers and Directors

Case-by-case basis for director and officer compensation plans.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions

Under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the company’s state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)

are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years sit on more than 10 fund boards

serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without

Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders’ environmental concerns.

South Africa

AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business

AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

I.	INTRODUCTION

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate sustainability and social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

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Long-Term Value.    Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

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Accountability.    Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

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Sustainability.    Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

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When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

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When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

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When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

II.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.

Director	Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder	Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners — whom directors are supposed to represent — are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners — often a majority of shareowners — to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

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The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25% of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

•

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

•

The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•

The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

•

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•	The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•

The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies — including salaries, option awards, bonuses, and restricted stock grants — of top management, Board of Directors, and employees.

CEO and Executive Compensation

•

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•	The Fund advisor will vote on a case-by-case basis proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation).

Compensation Committee

•

The Fund advisor may oppose members of the compensation committee when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•

The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing are submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•

The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•

The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.	Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•

The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.	CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.	Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•

The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.	Environment

All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•

The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming — including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective — and often cost-saving — steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using guidelines such as those prepared by the Carbon Disclosure Project. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

•

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems in areas of water scarcity.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

•

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.	Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•	The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•

The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.	International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact and the Voluntary Principles on Security and Human Rights. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•

The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions. In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

•	The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.

•

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.	Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

•

The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•

The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.	Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•

The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals. Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals. In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products. These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union)posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals. Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•

The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.	Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.	Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to sub prime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.	Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•

The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•

The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.	Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific social criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV.	CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections I and II, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Last Revised September 2010.

CAPITAL GUARDIAN TRUST COMPANY

Proxy Voting Policy and Procedures

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Private Client Services (“PCS”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CGTC’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•

Corporate governance.    CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure.    CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related remuneration plans.    CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of 15 November 2010.

DAVIS SELECTED ADVISERS, LP

(“Davis Advisors”)

PROXY VOTING POLICIES AND PROCEDURES

Amended as of August 20, 2008

I.	Introduction

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II.	Guiding Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders.    The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a)	Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b)	Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c)	Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d)	Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, “Detailed Proxy Voting Policies” provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

III.	Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:

(1)	The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2)	The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.

IV.	Detailed Proxy Voting Policies

Section II, “Guiding Principles” describe Davis Advisors’ pre-determined proxy voting policies. Exhibit A, Detailed Proxy Voting Policies provides greater insight into specific factors which Davis Advisors may sometimes consider.

V.	Ensuring Proxies are Voted

If Davis Advisors has been assigned the right to vote the proxies on behalf of a client, then the Chief Compliance Officer shall conduct periodic tests to ensure that Davis Advisors is monitoring corporate actions and voting proxies on behalf of such clients.

Scope.    If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis.    Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Practical Limitations Relating To Proxy Voting    While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

Errors by Proxy Administrators.    Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis' Advisors’ control to prevent or correct.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

VI.	Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:

(1)	Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2)	Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Assessing Materiality.    Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors’ clients control more than 2 1/2% of the voting company’s eligible vote; and (ii) more than 2 1/2% of Davis Advisors’ assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII.	Proxy Oversight Group

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)	Establishes, amends, and interprets proxy voting policies and procedures; and

(2)	Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors’:

(1)	A Proxy Analyst as designated by the Chief Investment Officer from time to time;

(2)	Davis Advisors’ Chief Compliance Officer; and

(3)	Davis Advisors’ Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII.	Shareholder Activism

Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.

IX.	Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted

Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC’s website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X.	Summary of Proxy Voting Policies and Procedures

Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.

XI.	Records

Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:

(a)	Copies of Davis Advisors’ Proxy Voting Policies and Procedures and each amendment thereof;

(b)	Proxy statements received regarding client securities;

(c)	Records of votes Davis Advisors cast on behalf of clients;

(d)	Records of written client requests for proxy voting information and Davis Advisors’ response; and

(e)	Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII.	Amendments

Davis Advisors’ Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

Exhibit A

Davis Selected Advisers, L.P.

Detailed Proxy Voting Policies

As Amended: June 2, 2006

The Guiding Principles control Davis Advisors’ Proxy Voting.    Davis Advisors attempts to votes proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.

Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I.    The Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

(1)	We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. In assessing a director’s performance in selecting and evaluating management, the primary consideration is the company’s long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles may include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

(2)	In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

(3)	Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

(4)	In voting on director nominees, we may also consider the following factors in order of importance:

(i)	long-term corporate performance;

(ii)	nominee’s business background and experience;

(iii)	nominee’s investment in the company:

(iv)	nominee’s ethical track record:

(v)	whether a poor record of long term performance resulted from poor management or from factors outside of managements control:

(vi)	corporate governance provisions and takeover activity (discussed in Sections III and IV):

(vii)	interlocking directorships: and

(viii)	other relevant information

B.	Majority Voting.

We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.

We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.

C.	Cumulative Voting.

We may either support or vote against cumulative voting depending on the specific facts and circumstances.

D.	Classification/Declassification of the Board

We generally vote against proposals to classify the board.

We generally vote for proposals to repeal classified boards and to elect all directors annually.

II.    Executive Compensation

A.	Stock Options, Bonus Plans.

In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1.	Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2.	Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate — or actually do not go up at all but are simply volatile —  over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of appropriate and reasonable performance criteria to long-term compensation plans.

B.	Positive Compensation Practices.

Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:

(1)	A high proportion of compensation derived from variable, performance-based incentives;

(2)	Incentive formulas that cut both ways, allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;

(3)	Base salaries that are not excessive;

(4)	Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;

(5)	Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;

(6)	Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;

(7)	Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management’s direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);

(8)	Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;

(9)	Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;

(10)	Appropriate cost allocation of charges for stock-based compensation;

(11)	Thoughtful evaluation of the present value tradeoff between options, restricted stock and other types of compensation; and

(12)	Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.

III.    Tender Offer Defenses

A.	Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B.	Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.	Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.	Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.	White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV.    Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry

•	management’s track record

•	background to the proxy contest

•	qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V.    Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

See discussion under “The Board of Directors”.

D.	Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit the ability of significant shareholders to call special meetings.

We will generally vote for proposals that remove restrictions on the right of significant shareholders to call special meetings.

E.	Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

VI.    Auditors

A.	Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

•	Fees for non-audit services are excessive, or

•

There is reason to believe that the independent auditor has rendered an opinion that materially misstates the company’s financial position and either knew or should have known of the accounting improprieties that led to the restatement.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).

VII.    Miscellaneous Governance Provisions

A.	Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B.	Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.	Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D.	Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E.	Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F.	Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

H.	Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I.	Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J.	Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K.	Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

L.	OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

M.	Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

N.	Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

O.	Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

P.	401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

Q.	Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

R.	Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

S.	Advisory Vote on Compensation

We will review on a case-by-case basis proposals to grant an annual advisory vote on executive compensation to shareholders (so-called “say on pay” votes).

VIII.    State of Incorporation

A.	Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

IX.    Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We will generally vote for changing the corporate name.

X.    Social and Environmental Issues

Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

XI.    Capital Structure

A.	Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue, giving weight to a company’s history of past equity grants, long term performance, peer company practices, and evolving compensation practices (e.g. cash vs. equity weightings).

B.	Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C.	Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D.	Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E.	Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G.	Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

J.	Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.	Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

L.	Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M.	Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N.	Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O.	Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

OF THE DREYFUS FAMILY OF FUNDS

Dreyfus, through its participation in BNY Mellon’s Proxy Policy Committee (the “PPC”) applies BNY Mellon’s Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes an adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC’s written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus’s website, by the following August 31st, at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on a fund’s Form N-PX.

FRANKLIN ADVISERS, INC

FRANKLIN ADVISORY SERVICES, LLC

FRANKLIN MUTUAL ADVISERS, LLC

TEMPLETON GLOBAL ADVISORS LIMITED

PROXY VOTING POLICIES & PROCEDURES

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC and Templeton Global Advisors Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections

12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the manager’s proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	PROXIES OF CERTAIN NON-U.S. ISSUERS

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting had taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	VOTING RECORDS

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	VOTING PROCEDURES

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.	VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

•	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

APPENDIX A PROXY GUIDELINES

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK INCENTIVE PLANS

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

SAY ON PAY AND SAY WHEN ON PAY

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from votes on the frequency of voting on executive compensation (Say When on Pay). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation.

HIRAYAMA INVESTMENTS, LLC

PROXY VOTING

Implementation Date: August 2008

Most Recent Amendment Date: August 2008

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

Hirayama Investments is a sub-adviser to WHV. WHV will be primarily responsible for voting proxies of its clients. Hirayama Investments will provide guidance to WHV with respect to the voting of proxies of securities it has recommended to WHV clients, but the actual voting of the proxies will be completed by WHV. The sub-advisory agreement between WHV and Hirayama Investments provides that Hirayama Investments may not provide investment management services directly to any clients and all Hirayama Investments’ clients are clients of WHV. Therefore, this Proxy Voting Policy and Procedures contemplates the voting of proxies through WHV.

Policy

It is the policy of Hirayama Investments, through WHV, to vote proxies in the interest of maximizing value for Hirayama Investments’ and WHV’s mutual Clients. Proxies are an asset of a Client, which should be treated by WHV with the same care, diligence, and loyalty as any asset belonging to a client. To that end, WHV will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

WHV’s Procedures for Voting Proxies

WHV has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its Clients. These policies and procedures are also intended to reflect Securities and Exchange Commission requirements governing advisers as well as the fiduciary standards and responsibilities for ERISA accounts established by the Department of Labor.

•

The proxy voting process.    WHV’s proxy voting process is managed by its Proxy Committee which is composed of portfolio managers, security analysts, and support staff. (Richard Hirayama will assist WHV’s Proxy Voting Committee as needed with respect to securities recommended by Hirayama Investments for mutual Clients.) Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting, and maintaining the records required.

•

Obtaining proxy materials.    WHV instructs Client custodians to deliver proxy materials for accounts of Clients who have given WHV voting authority. Delivery is made to a service provider WHV has engaged as its voting agent and independent research consultant. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

•	Determining the vote. Members of WHV’s Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues.

The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change, and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

•

Voting.    Using the Internet, WHV’s voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of WHV’s Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with WHV’s established voting guidelines. When circumstances suggest deviation from WHV’s established guidelines, before casting the vote, its committee members may confer with other committee members, its analysts most familiar with the security, or our portfolio manager on the account in the case of special holdings (including Richard Hirayama as needed).

•

Maintaining records.    With the assistance of WHV’s voting agent, WHV maintain records of its policies and procedures, proxy statements received, each vote cast, any documents it creates material to its decision making, and any Client’s written request for proxy voting records as well as its written response to any Client request for such records.

•

Conflicts of interest.    Any material conflict between WHV’s interests and those of a Client will be resolved in the best interests of the Client. In the event WHV becomes aware of such a conflict, it will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of its voting agent, or (c) make other voting arrangements consistent with its fiduciary obligations.

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Shares not voted.    WHV’s procedures are reasonably designed to assure that it vote every eligible share with the exception of shares domiciled in share blocking countries and certain ordinary shares in foreign markets. Share blocking countries restrict share transactions for various periods surrounding the meeting date. WHV has taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to restriction on transactions. Some international markets require special powers of attorney to vote certain ordinary shares and some issuers require re-registration of shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements. Therefore, WHV has determined that it will generally not attempt to qualify its proxy votes for such shares.

•

Obtaining additional information.    WHV does not generally disclose its votes to third parties, but Clients may obtain a report showing how WHV voted their shares upon request. In addition, a copy of this disclosure statement, WHV’s general Proxy Voting Policy statement, and its detailed Custom Policy statement are available to Clients upon request.

Procedures for Receipt of Class Actions

Hirayama Investments, through WHV, recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, Clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by Hirayama Investments for a private client, i.e. separate managed account, Hirayama Investments will gather any requisite information it has and forward to WHV.

WHV may forward the Class Action documents to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that WHV is not qualified to make for the client. Therefore WHV generally will not file “Class Actions” on behalf of any client.

At its sole discretion, WHV may pursue Class Action settlements on Clients’ behalf, for directly managed accounts, and only to the extent capable based on records kept in the ordinary course of business. When WHV receives a notice of Class Action settlement that it believes affects Client accounts, WHV reviews its electronic buy, sell, and long-in histories of its current Clients to identify eligible claimants. WHV coordinates with bank custodians to avoid duplication of effort, then prepares and files claims on behalf of the Client accounts requiring this assistance. Settlement checks received are distributed to WHV’s portfolio accountants for posting to the accounts affected. Administrative assistants complete the delivery to account custodians with an explanatory cover letter, copying the mailing to the client.

WHV generally does not provide this service for former clients but may do so upon request.

Recordkeeping

Hirayama Investments, through WHV, will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of Hirayama Investments, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•	The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

•

In order to facilitate the management of the proxy voting record keeping process, and to facilitate the dissemination of such proxy voting records to Clients, the CCO may distribute to any Client requesting proxy voting information the complete proxy voting record of Hirayama Investments (or WHV) for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

•

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy voting policy and procedures:

•	Proxy voting policy and procedures

[1]

For clients who have provided Hirayama Investments or WHV with specific direction on proxy voting, the CCO will review the proxy voting record and permanent file in order to identify those proposals voted differently than how WHV voted clients not providing direction.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: Hirayama Investments (or WHV) is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	A record of how Hirayama Investments (or WHV) voted Client proxies.

•	Documents prepared or created by Hirayama Investments (or WHV) that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

Hirayama Investments will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how WHV voted proxies.

Proxy Solicitation

As a matter of practice, it is Hirayama Investments’ policy to not reveal or disclose to any Client how Hirayama Investments may have voted (or intends to vote) on a particular proxy until after it votes the proxy. WHV will not generally disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

INSTITUTIONAL CAPITAL LLC

Proxy Voting Policies And Procedures

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.	Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.	Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients, and, upon request, will provide them with a copy of the same.

III.	Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.	Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.	Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client and obtain the client’s or Board’s direction to vote the proxies.

Proxy Voting Guidelines

I.	Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on the Adviser. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II.	Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

•	We generally support the election of directors that result in a board made up of a majority of independent directors.

•	We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

•

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

•	We generally vote for proposals that seek to fix the size of the board

•

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III.	Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV.	Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

•	We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V.	Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

•

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI.	Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

INVESCO

I.2. PROXY POLICIES AND PROCEDURES

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards.    Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements.    Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting.    The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access.    On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	INCENTIVES

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation.    Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans.    When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•

Employee stock-purchase plans.    Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements.    Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	CAPITALIZATION

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	ANTI-TAKEOVER MEASURES

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.	SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.	ROUTINE BUSINESS MATTERS

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the

Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Global Proxy Voting

Procedures and Guidelines

For North America

2010 Edition

April 1, 2010

TABLE OF CONTENTS—NORTH AMERICA

Part I: JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent

1.	Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavorial Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 2

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

2	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank , NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting

Part II.A: North America Guidelines Table of Contents

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry;

management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a.	Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Say on Pay

Vote for “Say on Pay” a non-binding advisory vote but vote against proposals which would require further shareholder say on compensation whereby shareholder influence would impede on one of the main duties of the board of directors of the company.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.	Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.	Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.	World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

LORD, ABBETT & CO. LLC

Proxy Voting Policies and Procedures

INTRODUCTION

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

PROXY VOTING PROCESS OVERVIEW

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

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In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	Lord Abbett currently retains Institutional Shareholders Services Inc. as the Proxy Advisor.
[2]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

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Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

CONFLICTS OF INTEREST

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

PROXY VOTING GUIDELINES

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors — Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors — The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluation a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting — Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification — A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members — An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman — Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General — In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

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Incentive compensation plans — An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay — “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance — “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions — A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies — Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits — Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledges that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits — Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans — Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments — A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure — A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation — We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

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Mergers, acquisitions, and restructurings — A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access — Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans — Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions — A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions — An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions — A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings — Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements — A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting — Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting — In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses — Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business — Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues — Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking — Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Adopted: March 10, 2011

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

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MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

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MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent conflict.

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MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

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MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds,) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services, such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MONTAG & CALDWELL, LLC

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, LLC. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which it has discretionary voting authority in the manner believed most likely to enhance shareholder value. Where practical, M&C may consider requests to vote proxies in accordance with client specific guidelines.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder’s meetings, annual reports or other literature customarily mailed to shareholders.

Once discretionary voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

1.	Auditors

M&C will generally vote to ratify auditors, unless

•	An auditor has a financial interest in or association with the company and is thus not independent,

•	There is evidence the independent auditor has issued an inaccurate or misleading opinion,

•	Fees for non-audit services are excessive.

2.	Board of Directors

M&C will generally vote for routine election or re-election of directors.

M&C will generally vote for proposals to repeal classified boards, and to elect all directors annually.

M&C will generally vote against proposals to classify the board.

M&C will generally vote against proposals to allow cumulative voting.

3.	Proxy Contests

M&C will review contested director elections on a case-by-case basis.

4.	Takeover Defenses

M&C will generally vote for shareholder proposals requesting that a company submit its poison pill to a shareholder vote or redeem it unless the company has:

•	A shareholder approved poison pill in place,

•	The company has an acceptable policy covering the future adoption of a poison pill.

M&C will generally vote for shareholder proposals calling for a poison pill to be put to a vote within a time period of less than one year after adoption.

M&C will review on a case-by-case basis management proposals on poison pill ratification.

M&C will generally vote against proposals to require a supermajority shareholder vote.

M&C will generally vote for proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

M&C will review mergers, acquisitions, and restructurings on a case-by-case basis.

6.	State of Incorporation

M&C will review proposals to change a company’s state of incorporation on a case-by-case basis.

7.	Capital Structure

M&C will generally vote to increase the number of shares of common stock authorized, unless

•	The explicit purpose of the increase is to implement a non-shareholder approved rights plan (poison pill).

M&C will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

M&C will review other proposals regarding preferred stock on a case-by-case basis.

8.	Compensation Issues

M&C will review the following issues on a case-by-case basis:

•	Equity compensation plans

•	Director Compensation

•	Employee Stock Purchase Plans — Qualified Plans

•	Employee Stock Purchase Plans — Non-Qualified Plans

•	Severance Agreements

9.	Corporate Responsibility

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

M&C will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of corporate responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following areas:

•	Animal Rights

•	Drug Pricing and Re-importation

•	Genetically Modified Foods

•	Tobacco

•	Artic National Wildlife Refuge

•	Concentrated Area Feeding Operations

•	Global Warming and Kyoto Protocol Compliance

•	Political Contributions

•	Outsourcing/Off-shoring

•	Country-specific Human Rights Reports

•	Placing arbitrary restrictions on environmental practices

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

If a client’s shares are on loan at the time of voting it is not M&C’s policy to request that the custodian recall the shares on loan.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

REVISED March 25, 2010

MORGAN STANLEY INVESTMENT MANAGEMENT

Proxy Voting Policy and Procedures

October 1, 2010

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence:    We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.	Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

NORTHERN CROSS, LLC

PROXY POLICY

Northern Cross, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.	Statement of Law and Policy

A.	Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub-adviser. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B.	Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies. The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues

The Adviser will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution. In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping

The following records will be kept for each client:

•	Copies of the Adviser’s proxy voting policies and procedures.

•	Copies of all proxy statements received.

•

A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•

A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor. This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

2.	Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3.	Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the

Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 1, 2011) and

PROXY VOTING GUIDELINES

(as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless: (i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund and its shareholders and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•	If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

OppenheimerFunds, Inc. and Oppenheimer Funds

Portfolio Proxy Voting Guidelines

(dated as of March 1, 2011)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3 Change	Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact	Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change	in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

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A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12	Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13	Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SSgA FUNDS MANAGEMENT, INC.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS for ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from ISS and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to ISS, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•

Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•

Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•

The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•

Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%,

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•

(ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals on executive compensation where there is a strong correlation between executive pay and performance over a five-year period

•	Management proposals to adopt executive pay advisory votes on an annual basis

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

•	Management proposals on executive compensation where there is a weak relationship between executive pay and performance over a five-year period

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive – whether from clients, consultants, the media, issuers, ISS, or other sources – as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process – especially the proxy voting process – to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, LTD, T. Rowe Price (Canada), Inc. T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group.    The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS, as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

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Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

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Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.

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Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

UBS GLOBAL ASSET MANAGEMENT

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

AND PROXY VOTING GUIDELINES AND POLICY

Policy Summary

Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2. In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

•	Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

Philosophy

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A.	General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM”) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1.	We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.	In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.	As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.	GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1:    Independence of Board from Company Management

Guidelines:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2:    Quality of Board Membership

Guidelines:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Shareholders should have the ability to nominate directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

Principle 3:    Appropriate Management of Change in Control

Guidelines:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle	4: Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5:    Auditors are Independent

Guidelines:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

B.	PROXY VOTING GUIDELINES — MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.	GENERAL GUIDELINES

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2.	BOARD OF DIRECTORS & AUDITORS

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

Policy	D-199	February 2004

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.	COMPENSATION

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.	GOVERNANCE PROVISIONS

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g.	We will support proposals that enable shareholders to directly nominate directors.

Policy	D-200	February 2004

5.	CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.	MERGERS, TENDER OFFERS & PROXY CONTESTS

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.	SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.	ADMINISTRATIVE & OPERATIONS

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.	MISCELLANEOUS

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d.	In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

C.	PROXY VOTING DISCLOSURE GUIDELINES

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UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

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UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

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Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

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Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

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Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

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Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.	PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•

UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E.	SPECIAL DISCLOSURE GUIDELINES FOR REGISTERED INVESTMENT COMPANY CLIENTS

1.	Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That these procedures, which are the procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

•

That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•

That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

2.	Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That each Fund’s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•

That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the

Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

3.	Form N-CSR (Closed-End Fund Annual Reports Only) Management is responsible for ensuring the following:

•

That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•

That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

•

Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds’ compliance with relevant federal securities laws.

Responsible	Parties

The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee

Compliance Dates

The following compliance dates should be added to the Compliance Calendar:

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Other policies that may affect this policy include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Disclosures

The following disclosures are aligned with this policy:

•	Form ADV

•	Form N-PX

•	Form N-1A

•	Form N-2

•	Investment Company Shareholder Reports

•	Form N-CSR

•	Request for Proposals (RFPs)

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICY AND PROCEDURES

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation	To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting	Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Proxy Voting Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington

Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

GLOBAL PROXY VOTING GUIDELINES

Introduction    Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•     Election of Directors:

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Case-by-Case

	• Classify Board of Directors: We will also vote in favor of shareholder proposals seeking to declassify boards.	Against

	• Adopt Director Tenure/Retirement Age (SP):	Against

•     Adopt Director & Officer Indemnification:

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

For

	• Allow Special Interest Representation to Board (SP):	Against

•     Require Board Independence:

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

For

•     Require Key Board Committees to be Independent.

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

For

• Require a Separation of Chair and CEO or Require a Lead Director:	For

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

•     Adopt Shareholder Access/Majority Vote on Election of Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Case-by-Case

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• To approve compensation packages for named executive Officers:	Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years: Every 3 years, unless specific compensation concerns exist that would warrant an annual advisory vote	Case-by-Case

• Exchange Underwater Options: We may support value-neutral exchanges in which senior management is ineligible to participate.	Case-by-Case

•     Eliminate or Limit Severance Agreements (Golden Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Case-by-Case

• To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•     Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Case-by-Case

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

•     Limit Non-Audit Services Provided by Auditors (SP):

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Case-by-Case

•     Ratify Selection of Auditors and Set Their Fees:

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Case-by-Case

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•     Adopt Cumulative Voting (SP):

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Against

•     Shareholder Rights Plans

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

Case-by-Case

–We generally support plans that include:

–Shareholderapproval requirement

–Sunsetprovision

–Permittedbid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock: We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.	Case-by-Case

• Eliminate Right to Call a Special Meeting:	Against

• Increase Supermajority Vote Requirement: We likely will support shareholder and management proposals to remove existing supermajority vote requirements.	Against

• Adopt Anti-Greenmail Provision:	For

•     Adopt Confidential Voting (SP):

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Case-by-Case

• Remove Right to Act by Written Consent:	Against

Capital Structure

•     Increase Authorized Common Stock:

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Case-by-Case

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits: We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.	Case-by-Case

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	Case-by-Case

• Issue Debt Instruments:	Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):	Case-by-Case

• Disclose Political and PAC Gifts (SP): We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.	Case-by-Case

• Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: July 6, 2010

Wells Capital Management

Policies and Procedures

Compliance Liaison: Mai Shiver/Margie D’Almeida	Business Administrator: Jennifer Vraney

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties: To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (“ISS”) (formerly, RiskMetrics), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’ analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’ Proxy Voting Guidelines, and (ii) ISS’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

5. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with RiskMetrics’ voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s

Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of ISS);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

WENTWORTH, HAUSER AND VIOLICH

INVESTMENT COUNSEL

Excerpts from Policies and Procedures Manual, Glass Lewis & Co. (“Glass Lewis”) Proxy Paper Policy Guidlines and Wentworth Hauser & Violich custom policies with Glass Lewis

Proxy Voting

Proxy Voting Disclosure Statement

Wentworth, Hauser and Violich has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. These policies and procedures are also intended to reflect Securities and Exchange Commission requirements governing advisors as well as the fiduciary standards and responsibilities for ERISA accounts established by the Department of Labor.

The proxy voting process.    Wentworth, Hauser and Violich’s proxy voting process is managed by our Proxy Committee which is composed of portfolio managers, security analysts, and support staff. Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting, and maintaining the records required.

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Obtaining proxy materials.    We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to a service provider we have engaged as our voting agent and independent research consultant. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

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Determining the vote.    Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change, and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

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Voting.    Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security, or our portfolio manager on the account in the case of special holdings.

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Maintaining records.    With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making, and any client’s written request for proxy voting records as well as our written response to any client request for such records.

Conflicts of interest.    Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent, or (c) make other voting arrangements consistent with our fiduciary obligations.

Shares not voted.    Our procedures are reasonably designed to assure that we vote every eligible share with the exception of shares domiciled in share blocking countries and certain ordinary shares in foreign markets. Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to restriction on transactions. Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous requirements and we have determined not to attempt generally to qualify our proxy votes for these shares.

Obtaining additional information.    We do not generally disclose our votes to third parties, but clients may obtain a report showing how we voted their shares upon request. In addition, a copy of this disclosure statement, our general Proxy Voting Policy statement, and our detailed Custom Policy statement are available to our clients upon request.

General Voting Policy For ERISA Accounts And Applicability of Guidelines For All Accounts

With respect to ERISA accounts, according to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decision must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to take the “quick buck” if they judge that the plan will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

More generally than with respect to ERISA accounts alone, in the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

Glass Lewis Subscription

Wentworth, Hauser and Violich subscribes to Glass Lewis, an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis analyses are thoroughly reviewed and considered in making a final voting decision, Wentworth, Hauser and Violich does not consider recommendations from Glass Lewis to be determinative of Wentworth, Hauser and Violich’s ultimate decision. Below are a summary of Glass Lewis’s general voting recommendations as well as Wentworth, Hauser and Violich’s custom policies if in conflict with Glass Lewis’s general polices.

US

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

PROXY ADVICE FOR U.S. COMPANIES

I.	ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.	We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II.	FINANCIAL REPORTING

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.

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When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

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When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.	COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Advisory Votes on Compensation

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV.	GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1. Stock split

2. Shareholder defenses

3. Financing for acquisitions

4. Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Policy Report

Wentworth, Hauser and Violich (Wentworth, Hauser, & Violich Main)

115-Authorization of Board to Set Board Size (General Approach: AGAINST)
605-Advisory Vote on Executive Compensation (General Approach: MANUAL)
700-Transaction of Other Business (General Approach: AGAINST)
710-Right to Adjourn Meeting (General Approach: MANUAL)
835-Cancellation of Authorized Preferred Stock (General Approach: FOR)
840-Increase in/Authorization of Dual Class Stock (General Approach: AGAINST)
845-Elimination of Dual Class Stock (General Approach: FOR)
895-Reverse Stock Split (General Approach: MANUAL)
896-Share Repurchase (General Approach: MANUAL)
897-Reverse Stock Split Followed by a Forward Stock Split (General Approach: MANUAL)
1116-Limitation of Right to Call a Special Meeting (General Approach: AGAINST)
1117-Elimination of Right to Call a Special Meeting (General Approach: AGAINST)
1122-Elimination of Written Consent (General Approach: AGAINST)
1125-Adoption of Supermajority Requirement (General Approach: AGAINST)
1127-Elimination of Supermajority Requirement (General Approach: FOR)
1145-Company Name Change (General Approach: FOR)
1173-Amendment to Investment Advisory Agreement/Sub-Advisory Agreement (General Approach: MANUAL)
1200-Merger/Acquisition (General Approach: MANUAL)
2010-SHP Regarding Director Tenure (General Approach: AGAINST)
2015-SHP: Director Retirement Age (General Approach: AGAINST)
2050-SHP Regarding Independent Board Chairman/Seperation of Chair and CEO (General Approach: MANUAL)

2070-SHP Regarding Double Board Nominees (General Approach: AGAINST)
2140-SHP Regarding Creation of Nom/Gov Committee (General Approach: FOR)
2306-SHP Regarding Advisory Vote on Compensation (Say on Pay) (General Approach: MANUAL)
2313-SHP Report on Executive Retirement Benefits (General Approach: MANUAL)
2340-SHP Regarding Performance-Based Equity Compensation (General Approach: MANUAL)
2341-SHP Pay for [superior] Performance (General Approach: MANUAL)
2380-SHP Regarding Repricing Options (General Approach: FOR)
2390-SHP Regarding Expensing Stock Options (General Approach: FOR)
2502-SHP Regarding Confidential Voting (General Approach: MANUAL)
2515-SHP Regarding Majority Vote for Election of Directors (General Approach: FOR)
2555-SHP Regarding Redemption of/Shareholder Vote on Poison Pills (General Approach: FOR)
2560-SHP Regarding Reducing Supermajority Provisions (General Approach: FOR)
2588-SHP Requiring Directors to Consider the Effects of Mergers, Takeovers or Acquisitions on Company Stakeholders (General Approach: MANUAL)
2593-SHP Regarding Annual Meeting Date (General Approach: AGAINST)
2594-SHP Regarding Annual Meeting Location (General Approach: AGAINST)
2600-SHP Regarding Ceres Principles (General Approach: AGAINST)
2610-SHP Regarding Sustainability Report (General Approach: AGAINST)
2640-SHP Regarding Review Nuclear Facility/Waste (General Approach: AGAINST)
2650-SHP Regarding Report on Nuclear Weapons Production (General Approach: AGAINST)
2655-SHP Regarding Ending Nuclear Weapons Production (General Approach: AGAINST)
2660-SHP Regarding Space Weapons (General Approach: AGAINST)
2670-SHP Regarding Improving Elimination of Dioxin Formation (General Approach: AGAINST)
2671-SHP Regarding Report on Financial Risks of Cyanide Leaching (General Approach: AGAINST)
2675-SHP Regarding Safe Management of Wastes Contaminated by PCBs (General Approach: AGAINST)
2682-SHP Regarding Eliminating Mercury Pollution from the Hospital Waste Stream (General Approach: AGAINST)
2684-SHP Regarding Adoption of Comprehensive Recycling Strategies (General Approach: AGAINST)
2686-SHP Regarding Reporting and Reducing Greenhouse Gas Emissions (General Approach: MANUAL)
2695-SHP Regarding Misc. Energy/Environmental Issues (General Approach: MANUAL)

2715-SHP Regarding MacBride Principles (General Approach: AGAINST)
2725-SHP Regarding Review Mexican Work Force Conditions (General Approach: AGAINST)
2800-SHP Regarding Tobacco/Alcohol (General Approach: AGAINST)
2810-SHP Regarding Drug Pricing/Distribution (General Approach: AGAINST)
2830-SHP Regarding Reviewing Charitable Spending (General Approach: AGAINST)
2835-SHP Regarding Limiting or Ending Charitable Spending (General Approach: AGAINST)
2840-SHP Regarding Reviewing Political Spending or Lobbying (General Approach: AGAINST)
2845-SHP Regarding Limiting or Ending Political Spending (General Approach: AGAINST)
5030-Financial Statements (General Approach: FOR)
5220-Appointment of Auditor and Authority to Set Fees (General Approach: FOR)
5230-Authority to Set Auditor’s Fees (General Approach: FOR)
5501-Directors’ Fees & Audit Fees (General Approach: FOR)
5740-Related Party Transactions (General Approach: MANUAL)
5759-Routine Meeting Item (General Approach: FOR)
5790-Right to Adjourn Meeting (General Approach: MANUAL)
5834-Issuance of Repurchased Shares (General Approach: MANUAL)
5838-Authority to Repurchase Shares (General Approach: MANUAL)
5839-Repurchase of Shares (General Approach: MANUAL)
5840-Stock Split (General Approach: FOR)
5842-Reverse Stock Split (General Approach: MANUAL)
5858-Amendment to Par Value (General Approach: FOR)
6160-End to Supermajority Voting Requirement (General Approach: FOR)
6200-Merger/Acquisition (General Approach: MANUAL)
7050-SHP Regarding Nominating Committee (General Approach: FOR)
7390-SHP Advisory Vote on Compensation Report (Say on Pay) (General Approach: MANUAL)
7500-SHP Regarding Approval of Confidential Voting (General Approach: MANUAL)
7565-SHP Requiring Directors to Consider the Effects of Mergers, Takeovers or Acquisitions on Company Stakeholders (General Approach: MANUAL)
7570-SHP Regarding Opposition to Merger/Acquisition (General Approach: MANUAL)
7686-SHP Regarding Reporting and Reducing Greenhouse Gas Emissions (General Approach: MANUAL)
7695-SHP Regarding Misc. Environmental Issue (General Approach: MANUAL)

EQ ADVISORS TRUSTSM

Class IA and IB Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Tactical Manager Portfolios (identified below) (collectively, the “Portfolios”) offered by EQ Advisors Trust (the “Trust”) dated May 1, 2011, as may be supplemented from time to time, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The Trust’s audited financial statements for the period ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 4, 2011 (File No. 811-07953), are incorporated by reference and made a part of this document.

Tactical Manager Portfolios

ATM Core Bond Portfolio

ATM Government Bond Portfolio

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

(117521)

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable, through its AXA Funds Management Group unit (the “Manager” or “FMG”), currently serves as the investment manager for the Trust.

The Trust currently offers two classes of shares, Class IA and Class IB, on behalf of sixty-four (64) portfolios. This SAI contains information with respect to shares of the following ten (10) Portfolios:

ATM Core Bond Portfolio

ATM Government Bond Portfolio

AXA Tactical Manager 500 Portfolio (formerly, AXA Tactical Manager 500 Portfolio–I)

AXA Tactical Manager 400 Portfolio (formerly, AXA Tactical Manager 400 Portfolio-I)

AXA Tactical Manager 2000 Portfolio (formerly, AXA Tactical Manager 2000 Portfolio-I)

AXA Tactical Manager International Portfolio (formerly, AXA Tactical Manager International Portfolio-I)

ATM Large Cap Portfolio (formerly, AXA Tactical Manager 500 Portfolio–II)

ATM Mid Cap Portfolio (formerly, AXA Tactical Manager 400 Portfolio-II)

ATM Small Cap Portfolio (formerly, AXA Tactical Manager 2000 Portfolio-II)

ATM International Portfolio (formerly, AXA Tactical Manager International Portfolio-II)

The ATM Core Bond and ATM Government Bond Portfolios are diversified.

The AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio and AXA Tactical Manager International Portfolio commenced operations on May 27, 2009; ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio commenced operations on August 28, 2009. The ATM Core Bond Portfolio commenced operations on October 25, 2010. The ATM Government Bond Portfolio has not commenced operations as of the date of this SAI.

The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Class IB Distribution Plan”). Both classes of shares are offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3

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under the 1940 Act are currently limited to payments made to AXA Advisors, LLC and AXA Distributors, LLC (the “Distributors”) for the Class IB shares pursuant to the Class IB Distribution Plan.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued by AXA Equitable or other affiliated or unaffiliated insurance companies, and to the extent permitted by applicable law, to tax qualified retirement plans, other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. Shares of the Trust also may be sold to any other person eligible to purchase such shares under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”).

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other tax-qualified retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has adopted certain investment restrictions that are fundamental and that may not be changed without approval by a “majority” vote of the Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Each Portfolio may not as a matter of fundamental policy:

(1)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, securities of other investment companies, or, with respect to the ATM Equity Portfolios, futures and options contracts on securities indices, or, with respect to the ATM Bond Portfolios, futures and options contracts.

The following interpretation applies to, but is not a part of, this fundamental restriction. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(2)

issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes

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such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3)	make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

(4)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

(5)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and each Portfolio may invest in securities and other instruments backed by physical commodities.

Non-Fundamental Restrictions

The following investment restrictions apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of the affected Portfolio’s shareholders.

Each Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act or the rules, orders or interpretations thereunder. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. Each Portfolio is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Each Portfolio may, notwithstanding any fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The ATM Large Cap Portfolio, the ATM Mid Cap Portfolio, the ATM Small Cap Portfolio, the ATM Core Bond Portfolio and the ATM Government Bond Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectus. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.

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INVESTMENT STRATEGIES AND RISKS

The following pages contain more detailed information about types of instruments in which each Portfolio may invest, strategies that may be employed in pursuit of a Portfolio’s investment objective, and a summary of related risks. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

The Trust, in reliance on Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”). Thus, the Trust is not subject to registration or regulation as a CPO under the CEA.

Asset-Backed Securities.    Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, a Portfolio’s investment sub-adviser (the “Adviser”) will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated

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as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter (“OTC”) secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Advisers to that Portfolio.

Collateralized Debt Obligations.    Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    Convertible securities include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common

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stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Credit Default Swaps.    Credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which typically is between one month and five years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a Portfolio to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and to limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Manager believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

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In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

Depositary Receipts.    Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Equity Securities.    Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more

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than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including issuer (credit) default and adverse regulatory or jurisdictional interpretations.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    Floaters and inverse floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, the Portfolios may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit

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greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    Each Portfolio may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio’s assets and income. In addition, although a portion of the Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which the Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

Currency positions are not considered to be an investment in a foreign government for industry Concentration purposes.

Each Portfolio may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a

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consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Each Portfolio may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. A Portfolio may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. A Portfolio will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. The Portfolio may also write uncovered call options on foreign currencies for cross-hedging purposes. The Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of

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the underlying foreign currency in U.S. dollars marked-to-market daily. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered or anticipated to be purchased by the Portfolio. As an illustration, the Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    Each Portfolio may engage in over the counter options on foreign currency transactions. A Portfolio’s Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. A Portfolio also may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio generally will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    Each Portfolio may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their

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attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse

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(for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

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The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment. In light of the risks described above, the Board has approved certain procedures concerning a Portfolio’s investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

Latin America.    Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency.    Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of a Portfolio’s interests in securities denominated in such currencies.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

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Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of

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China, Hong Kong Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

In general, a Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the Portfolios generally do not intend to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on

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a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Hybrid Instruments.    Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary-share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

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Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    Each Portfolio may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A under the 1933 Act and that have been determined to be liquid by the Board or its delegates will be monitored by the Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, the Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Portfolio’s having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A securities will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

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Investment Company Securities.    Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called funds-of-funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Passive Foreign Investment Companies (“PFICs”).    PFICs have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain tax consequences (see the section entitled “Taxation”).

Exchange Traded Funds (“ETFs”).    ETFs are a type of investment company (or similar entity), the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have fees which increase their costs.

Investment Grade Securities.    Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”) or comparable quality unrated securities. Investment grade securities, while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Junk Bonds or Lower Rated Securities (“lower quality securities”).    Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (“NRSROs”) (i.e., Ba or lower by Moody’s, BB or lower by Standard & Poor’s and BB or lower by Fitch) or comparable quality unrated securities. Such lower quality securities are known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. (Each NRSRO’s descriptions of these bond ratings are set forth in Appendix A to this Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

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It is the policy of each Portfolio’s Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. Junk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation in the past to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity,

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profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Loan Participations and Other Direct Indebtedness.    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending-institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the

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borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Mortgage-Backed or Mortgage-Related Securities.    A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Each Portfolio may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history.

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Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include sub-prime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more

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volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

Each Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any nonperforming mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    Each Portfolio may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    Each Portfolio may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing

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facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to increase the Portfolio’s total investment return, to manage its exposure to changes in securities prices and foreign currencies; to adjusting its overall exposure to certain markets in an efficient manner; to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price-movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser or with the Trust’s custodian, in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead

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liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    Each Portfolio may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will only write options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset

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any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.    Each Portfolio may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectus and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Adviser or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is un-leveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Options Transactions.    Each Portfolio may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

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A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio which writes a put option it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, by maintaining the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option. Each Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    Each Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. Each Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intend to purchase pending their ability to invest in an orderly manner in those securities. Each Portfolio may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

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Securities Index Futures Contracts.    Purchases or sales of securities index futures contracts may be used in an attempt to increase a Portfolio’s total investment return or protect the Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Each Portfolio may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that a Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which

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a Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

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A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio’s ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency

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may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Payment-In-Kind Bonds.    As payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Preferred Stocks.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Repurchase Agreements.    Each Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio’s Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The SEC staff takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying

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the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios’ investments.

Real Estate Investment Trusts.    Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income that is distributed to its owners if it complies with statutory and regulatory requirements relating to its organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 95% of its REIT taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of net income and gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Reverse Repurchase Agreements and Dollar Rolls.    Each Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. A Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of

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the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Portfolio’s net asset value. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold, but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Securities Loans.    Each Portfolio may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Portfolio has the right to terminate a loan at any time. A Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Manager or Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. The Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, the Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

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Short Sales.    A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

The Portfolios generally will only engage in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. For a short sale against the box, each Portfolio will designate the segregation, either on the records of the Adviser or with the Trust’s custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Small Company Securities.    Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which a Portfolio may invest typically involve no credit enhancement,

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their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Portfolios’ investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A “standard” swap contract is an agreement between two parties to exchange the return generated by one instrument for the return (or differential in rate of return) generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon “notional amount” (i.e. a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is only used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Manager believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into OTC swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Portfolio may only enter into OTC swap transactions where its Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Manager.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. If there is a default by the counterparty to a swap transaction, a Portfolio will have contractual remedies under the transaction agreement(s). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information), swap agreements generally are valued by the Portfolio at

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market value. In addition, because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, credit default swaps (which are discussed earlier in this SAI), interest rate swaps, caps, floors and swap options. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

Currency swaps involve the individually negotiated exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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U.S. Government Securities.    Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants.    Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Zero Coupon Bonds.    Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required annually to accrue interest income on such investments and to distribute such amounts to its shareholders. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors within and outside the control of a Portfolio, the Manager and the Adviser(s), including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, changes in an Adviser’s investment outlook or changes in the Adviser managing the Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when an Adviser

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believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the Portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website which is located at http://www.axa-equitable.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters. With respect to the Portfolios such information is available daily, on a one-day lag, upon request and at www.axa-equitable.com.

The Trust, through FMG, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives current portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to the following service providers and other organizations: AXA Equitable; the Manager; the Advisers; the independent registered public accounting firm; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities; the Investment Company Institute; pricing services (Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-It Partners); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson); trade execution analysis (Plexus, Elkins McSherry, Abel Noser); data consolidator (Electra); trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PricewaterhouseCoopers LLP); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Congent Consulting); accounting systems or services (Advent Software Eagle Investment Systems Corp., Portia); software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey, Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley); and proxy voting services (Riskmetrics, Broadridge Financial Solutions, Inc. and Glass Lewis & Co.). The entities to whom each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

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On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of the Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any violations or exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.	84	None
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (72)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	64	From 1994 to 2006, Director of Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	64	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).

*	Affiliated with the Manager and/or the Distributors.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (79)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	64	From 2004 to 2009, Director, Miami Corporation; 1987 to present, Director of USG Corporation.
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (75)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman Keefe Ventures, LLC.	64	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to 2009 Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 1997 to present	From 2006 to present, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	64	None
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994, President and Chief Executive Officer of the CVS Division of Melville Corporation.	64	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (57)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	64	None

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Qualifications and Experience of the Trustees

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Steven M. Joenk — Mr. Joenk has a background in financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust.

Theodossios Athanassiades — Mr. Athanassiades has a background in the financial services industry, experience overseeing and managing a life insurance company, and multiple years of service as a Trustee of the Trust.

Jettie Edwards — Ms. Edwards has business management experience, including several years as a consultant to investment management firms, with multiple years of service as a Trustee to the Trust and other mutual fund complexes.

David W. Fox — Mr. Fox has a background in the financial services industry, prior experience in senior management positions with a bank and a national securities exchange, service on the board of publicly-traded operating companies and multiple years of service as a Trustee to the Trust.

William M. Kearns, Jr. — Mr. Kearns has a background in the financial services industry, experience in senior management positions with investment management firms and private investment funds, service on the boards of operating companies and multiple years of service as a Trustee of the Trust.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

Harvey Rosenthal — Mr. Rosenthal has experience in senior management positions with a large publicly-traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero — Mr. Schpero has experience as an investment management attorney and multiple years of service as a Trustee of the Trust.

Board Structure.    The Board currently is comprised of eight Trustees, seven of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed David W. Fox to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Compensation Committee and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Compensation Committee (discussed in more detail below). All Independent Trustees are members of each of these Committees, which allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

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Risk Oversight.    Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributors and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Board has two standing committees, each of which consists of all of the Independent Trustees: the Audit Committee and the Nominating and Compensation Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2010. Ms. Edwards serves as Chair of the Audit Committee.

The Nominating and Compensation Committee’s primary functions are to nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust, and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Nominating and Compensation Committee held four meetings during the fiscal year ended December 31, 2010. Mr. Komisarjevsky serves as the Chair of the Nominating and Compensation Committee.

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Compensation of the Trustees

Effective October 1, 2010, each Trustee receives from the Trust an annual fee of $230,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. The Board currently holds (i) five regularly scheduled Board meetings; (ii) three regularly scheduled Audit Committee Meetings; and (iii) two regularly scheduled Nominating and Compensation Committee Meetings. The Board may also hold special Board meetings and special meetings of its Audit Committee and Nominating and Compensation Committee throughout the year. A supplemental retainer of $30,000 per year is paid to the lead Independent Trustee. A retainer of $22,500 per year is paid to the Chair of the Audit Committee and a retainer of $15,000 is paid to the Chair of the Nominating and Compensation Committee.

Prior to October 1, 2010, each Trustee received from the Trust an annual fee of $210,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. A supplemental retainer of $30,000 per year was paid to the lead Independent Trustee. A retainer of $20,000 per year was paid to the Chair of the Audit Committee and a retainer of $10,000 was paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Period ended December 31, 2010*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$-0-	$-0-	$-0-	$-0-
Independent Trustees
Theodossios Athanassiades	$215,000	$-0-	$-0-	$215,000
Jettie M. Edwards	$240,625	$-0-	$-0-	$240,625
David W. Fox	$245,000	$-0-	$-0-	$245,000
William M. Kearns, Jr.	$215,000	$-0-	$-0-	$215,000
Christopher P.A. Komisarjevsky	$226,250	$-0-	$-0-	$226,250
Harvey Rosenthal	$215,000	$-0-	$-0-	$215,000
Gary S. Schpero	$215,000	$-0-	$-0-	$215,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 68 portfolios of one trust in the fund complex.

As of December 31, 2010, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such

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persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	None	over $100,000
Independent Trustees
Theodossios Athanassiades	None	None
Jettie M. Edwards	None	None
David W. Fox	None	None
William M. Kearns, Jr.	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None

*	As of December 31, 2010.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present

From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (55)	Vice President and Secretary	From July 1999 to Present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (49)	Vice President	From June 2010 to present	From February 2001 to present, Vice President AXA Financial; from December 2002 to June 2007, Chief Financial Officer and Treasurer of the Trust. From July 2004 to June 2007, Director, Enterprise Capital Management, Inc.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (42)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, a Director of Enterprise Capital Management, Inc.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Controller	From March 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Financial and AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant Controller	From March 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Assistant Secretary	From September 2006 to present	From May 2008 to present, Vice President and counsel of AXA Equitable; from May 2007 to May 2008 Assistant Vice President and Counsel of AXA Equitable. May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley, Austin LLP.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (40)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; from August 2005 to June 2007, Vice President and Deputy Compliance Officer of AXA Equitable’s FMG.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Risk Officer	From March 2010; from November 2005 to March 2010, Assistant Anti-Money Laundering Compliance Officer	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to September 2007, Associate Compliance Officer, AXA Equitable.
Richard Guinnessey 1290 Avenue of the Americas New York, New York 10104 (47)	Vice President	From March 2010 to present	From September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (48)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (47)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	Each of the officers in the table above holds similar positions with one other registered investment companies in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

Control Persons and Principal Holders of Securities

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of the date of this SAI. Shareholders owning 25% or more of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust’s knowledge, as of March 31, 2011, no persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

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To the Trust’s knowledge, as of March 31, 2011, the following Portfolios of the Trust and AXA Allocation Portfolios and Target Allocation Portfolios of AXA Premier VIP Trust (“Allocation Portfolios”) owned shares of record in the following Portfolios of the Trust entitling such Allocation Portfolios to give voting instructions regarding more than 5% of the outstanding shares of such Portfolios:

Allocation Portfolios	Fund	Number of Shares of Portfolio	Percentage of Portfolio

AXA Conservative Plus Allocation	ATM Mid Cap Portfolio	67,576,239.91	5.42%

AXA Moderate Allocation	ATM Large Cap Portfolio ATM Mid Cap Portfolio ATM Small Cap Portfolio ATM International Portfolio	118,238,574.26 18,104,181.02 29,829,000.07 76,115,700.70	28.89% 26.79% 27.79% 31.66%

AXA Moderate Plus Allocation	ATM Large Cap Portfolio ATM Mid Cap Portfolio ATM Small Cap Portfolio ATM International Portfolio	185,279,761.38 33,336,849.98 52,839,165.48 112,221,342.56	45.27% 49.33% 49.22% 46.68%

AXA Aggressive Allocation	ATM Large Cap Portfolio ATM Mid Cap Portfolio ATM Small Cap Portfolio ATM International Portfolio	74,712,067.94 11,145,139.95 20,420,484.95 38,769,247.87	18.25% 16.49% 19.02% 16.13%

AXA Conservative Strategy	ATM Core Bond	6,638,844.20	5.14%

AXA Conservative Growth Strategy	AXA Tactical Manager 500 AXA Tactical Manager 400 AXA Tactical Manager 2000 AXA Tactical Manager International ATM Core Bond	5,623,133.43 481,814.23 1,579,681.90 1,572,153.26 9,036,793.10	6.88% 8.75% 6.74% 6.82% 6.99%

AXA Balanced	AXA Tactical Manager 500 AXA Tactical Manager 400 AXA Tactical Manager 2000 AXA Tactical Manager International ATM Core Bond	13,781,527.84 1,011,437.05 3,975,663.24 3,885,644.36 14,686,193.72	16.86% 18.36% 16.97% 16.85% 11.37%

AXA Moderate Growth Strategy	AXA Tactical Manager 500 AXA Tactical Manager 400 AXA Tactical Manager 2000 AXA Tactical Manager International ATM Core Bond	41,002,703.40 2,622,799.75 11,764,062.33 11,599,768.56 28,944,974.39	50.15% 47.62% 50.23% 50.29% 22.40%

AXA Growth Strategy	AXA Tactical Manager 500 AXA Tactical Manager 400 AXA Tactical Manager 2000 AXA Tactical Manager International ATM Core Bond	19,932,748.92 1,223,976.84 5,634,529.45 5,582,433.19 9,589,825.24	24.38% 22.22% 24.06% 24.20% 7.42%

As of March 31, 2011, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group unit, currently serves as the investment manager for each Portfolio. AllianceBernstein L.P. (“AllianceBernstein”) and BlackRock Investment Management, LLC (“BlackRock Investment”) (each an “Adviser” and together, “Advisers”) serve as investment advisers to each Portfolio, as described more fully in the Prospectus.

AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned subsidiary of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Manager serves as the investment manager of the Portfolios pursuant to an Investment Management Agreement (the “Management Agreement”). Subject always to the direction and control of the Trustees of the Trust, under the Management Agreement, the Manager has, with respect to each Portfolio, (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify the existing Advisory Agreement with the Adviser with respect to the Portfolios; (iv) full discretion to terminate and replace the Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities under the Management Agreement, the Manager will assess each Portfolio’s investment focus and, where applicable, will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each such Adviser with the investment objectives, policies and restrictions of each Portfolio under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Manager also is required to furnish to the Portfolios, at its own expense and without remuneration from or other cost to the Portfolios, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

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•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Trust (“Advisory Agreement”).

•

Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

After an initial two year period, the continuance of the Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Board by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager for its services. The Manager and the Trust have also entered into an expense limitation agreement with respect to the Portfolios as set forth in the Portfolios’ Prospectus (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees so that the net annual operating expenses of the Portfolios (with certain exceptions set forth in the Portfolios’ Prospectus) are limited to the extent described in the “Management of the Trust—Expense Limitation Agreement” section of the Portfolios’ Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Trust’s portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below under “The Distributors,” the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

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The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2009 and 2010, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2009 and December 31, 2010, the Manager did not receive any amounts in reimbursement for any of the Portfolios, respectively.

CALENDAR YEAR ENDED DECEMBER 31, 2009

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
ATM International Portfolio	$3,237,184	$3,237,184	$—
ATM Large Cap Portfolio	$5,843,701	$5,843,701	$—
ATM Mid Cap Portfolio	$1,443,145	$1,443,145	$—
ATM Small Cap Portfolio	$849,958	$849,958	$—
AXA Tactical Manager 400 Portfolio	$11,747	$—	$95,224
AXA Tactical Manager 500 Portfolio	$194,383	$131,298	$63,085
AXA Tactical Manager 2000 Portfolio	$41,160	$—	$109,804
AXA Tactical Manager International Portfolio	$48,170	$—	$138,926

*	ATM Core Bond Portfolio and ATM Government Bond Portfolio are not included in the table above because they had no operations in 2009.

CALENDAR YEAR ENDED DECEMBER 31, 2010

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
ATM Core Bond Portfolio**	$891,311	$891,311	$—
ATM International Portfolio	$10,818,121	$10,818,121	$—
ATM Large Cap Portfolio	$20,305,707	$20,305,707	$—
ATM Mid Cap Portfolio	$4,453,135	$4,453,135	$—
ATM Small Cap Portfolio	$4,413,039	$4,413,039	$—
AXA Tactical Manager 400 Portfolio	$203,735	$119,428	$84,307
AXA Tactical Manager 500 Portfolio	$2,581,912	$2,581,912	$—
AXA Tactical Manager 2000 Portfolio	$869,979	$803,278	$66,701
AXA Tactical Manager International Portfolio	$740,573	$647,651	$92,922

*	ATM Government Bond Portfolio is not included in the table above because it had no operations in 2010.
**	No management fees were paid by ATM Core Bond Portfolio prior to October 25, 2010.

The Advisers

The Manager has entered into an Advisory Agreement on behalf of each Equity Portfolio with AllianceBernstein and BlackRock Investment. The Advisory Agreements obligate the Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place all orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Manager and/or the Advisers; and (iii) perform certain related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Advisory Agreements with the Advisers will be available in the Trust’s Annual Report to Shareholders dated December 31, 2010.

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During the years ended December 31, 2009 and 2010, respectively, the Manager paid the following fees to the Advisers with respect to the Portfolios listed below pursuant to the Advisory Agreements:

	Advisory Fee Paid
Portfolio*	2009		2010
ATM Core Bond Portfolio**	$	N/A	$128,775
ATM International Portfolio		$440,748	$1,207,476
ATM Large Cap Portfolio		$795,461	$2,272,044
ATM Mid Cap Portfolio		$196,481	$497,509
ATM Small Cap Portfolio		$115,767	$489,735
AXA Tactical Manager 400 Portfolio		$1,959	$26,752
AXA Tactical Manager 500 Portfolio		$32,417	$340,451
AXA Tactical Manager 2000 Portfolio		$6,865	$114,379
AXA Tactical Manager International Portfolio		$8,029	$97,479

*	ATM Government Bond Portfolio is not included in the table above because it had no operations in 2009 or 2010.
**	No advisory fees were paid to AllianceBernstein on behalf of ATM Core Bond Portfolio prior to October 25, 2010.

The Manager recommends Advisers for the Portfolios to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, these Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into an Advisory Agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, unless the advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the Advisory Agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. As noted above, the Manager is affiliated with AllianceBernstein, which serves as an Adviser to each Portfolio, and therefore will benefit not only from the net management fee the Manager retains, but also from the advisory paid by the Manager to the Affiliated Adviser. Since the Manager pays fees to the Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Advisers or their affiliates under which the Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Adviser over another. When recommending the appointment or continued service of an Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative

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factors described in detail in the Prospectus. In addition, the appointment of each Adviser is subject to approval of the Trust’s Board of Trustees, including a majority of the Trust’s Independent Trustees.

Portfolio	Name and Control Persons of the Sub-adviser

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.

BlackRock Investment, a global investment manager, is a subsidiary of BlackRock, Inc.

ATM Core Bond Portfolio ATM Government Bond Portfolio	AllianceBerstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix B.

The Manager reserves the right, subject to approval of the Trust’s Board of Trustees, to appoint additional Advisers to manage the assets of each Portfolio and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Adviser(s). At the Manager’s sole discretion, an Adviser may not be allocated any Portfolio assets despite being named an Adviser to a Portfolio. Each Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with the Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Personal Trading Policies

The Trust, the Manager and the Distributors each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. The Portfolios’ Advisers also have adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolios for which the Adviser serves as an adviser. The Codes of Ethics of the Trust, AXA Equitable, the Distributors and the Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio pays AXA Equitable an annual fee, 0.150% on the first $20 billion of the aggregate average daily net assets of the Portfolios; 0.125% on the next $5 billion of the aggregate average daily net assets of the Portfolios; and 0.100% on the aggregate average daily net assets

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thereafter plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Portfolios with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the years ended December 31, 2009 and 2010, respectively, the Portfolios paid the following fees to AXA Equitable for administrative services.

	Administration Fee
Portfolio*	2009	2010
ATM Core Bond Portfolio**	N/A	$303,069
ATM International Portfolio	$1,113,102	$3,707,896
ATM Large Cap Portfolio	$1,981,941	$6,885,761
ATM Mid Cap Portfolio	$515,089	$1,586,234
ATM Small Cap Portfolio	$317,360	$1,572,868
AXA Tactical Manager 400 Portfolio	$45,724	$135,815
AXA Tactical Manager 500 Portfolio	$106,602	$928,541
AXA Tactical Manager 2000 Portfolio	$55,528	$357,896
AXA Tactical Manager International Portfolio	$57,865	$314,761

*	ATM Government Bond Portfolio is not included in the table above because it had no operations in 2009 or 2010.
**	No administrative fees were paid by ATM Core Bond Portfolio prior to October 25, 2010.

The Distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor” and together the “Distributors”) by which AXA Advisors and AXA Distributors serve as Distributors for the Trust’s Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA shares and Class IB shares of the Portfolios (“Distribution Agreements”) have been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect with respect to each Portfolio for an initial period of two years and thereafter will remain in effect from year to year provided that each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan (as defined below) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act the Class IB Distribution Plan. Under the Class IB Distribution Plan, each Portfolio is authorized to pay the Distributors an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IB shares. There is no distribution plan with respect to Class IA shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Class IB Distribution Plan necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the

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Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Class IB Distribution Plan or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved the Class IB Plan and/or its continuance.

Pursuant to the Class IB Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the Rule 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan’s renewal. The Distributors’ expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

AXA Equitable and the Distributors may use their respective profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributors also may receive payments from Advisers of the Trust’s Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Advisers’ respective Portfolios.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies

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offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law and to other portfolios managed by the Manager. AXA Advisors also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Plan Agreements, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of Class IB average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 2010.

Portfolio*	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
ATM Core Bond Portfolio**	$—	$—	$—
ATM International Portfolio	$—	$—	$—
ATM Large Cap Portfolio	$—	$—	$—
ATM Mid Cap Portfolio	$—	$—	$—
ATM Small Cap Portfolio	$—	$—	$—
AXA Tactical Manager International Portfolio	$38,445	$2,937	$41,382
AXA Tactical Manager 400 Portfolio	$18,865	$2,250	$21,115
AXA Tactical Manager 500 Portfolio	$44,164	$4,285	$48,449
AXA Tactical Manager 2000 Portfolio	$20,770	$2,242	$23,012
*	ATM Government Bond Portfolio is not included in the table above because it had no operations in 2009 or 2010.
**	No administrative fees were paid by ATM Core Bond Portfolio prior to October 25, 2010.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Advisers of the Portfolios seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

Investment company securities, other than securities of ETFs, generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether over the counter or listed, and that listed securities may be purchased in the over the counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock

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exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers may be used for execution of each Portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager or Advisers, as appropriate, to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to a management agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

The Manager and Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and by policies adopted by the Trustees, the Manager and Advisers, as appropriate, may cause a Portfolio to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

An Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information

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provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the Portfolios.

During the years ended December 31, 2009 and 2010, respectively, the following Portfolios paid brokerage commissions in the amounts indicated in brokerage commissions:

Portfolio	Brokerage Commissions Paid†
	2009	2010
ATM Core Bond Portfolio	N/A	$9,861
ATM International Portfolio	$2,014,121	$760,399
ATM Large Cap Portfolio	$707,537	$1,082,143
ATM Mid Cap Portfolio	$385,273	$282,839
ATM Small Cap Portfolio	$127,100	$340,124
AXA Tactical Manager International Portfolio	$29,835	$118,036
AXA Tactical Manager 400 Portfolio	$4,289	$23,046
AXA Tactical Manager 500 Portfolio	$35,484	$206,918
AXA Tactical Manager 2000 Portfolio	$15,700	$112,692

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager or its affiliates, including Sanford C. Bernstein & Co., LLC, or Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a portfolio that has multiple portions advised by different Advisers and/or the Manager to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same portfolio, subject to certain considerations. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. The Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, pursuant to certain securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 2009 and 2010, respectively, the Portfolios made no payments to affiliated broker-dealers of the Manager or the Distributors or affiliates of the Advisers to each Portfolio.

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Brokerage Transactions Relating to Research Services

For the fiscal years ended December 31, 2009 and 2010, respectively, the Portfolios did not direct any amounts of portfolio transactions to broker-dealers that provided research services, for which the Portfolios paid the brokerage commissions.

Investments in Regular Broker-dealers

As of December 31, 2010, the following Portfolios of the Trust owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)

ATM Core Bond Portfolio	Bank of America Corp.	D	$12,398
	Bank of New York Mellon Corp.	D	$498
	Barclays Capital, Inc.	D	$522
	Citigroup Inc.	D	$8,491
	Credit Suisse Group	D	$3,590
	Deutsche Bank AG	D	$849
	Goldman Sachs & Co.	D	$6,399
	HSBC Holdings PLC	D	$2,586
	JPMorgan Chase & Co.	D	$171,978
	Morgan Stanley & Co.	D	$6,738
	UBS AG	D	$3,219

ATM International Portfolio	Barclays Capital, Inc.	E	$5,734
	Credit Suisse Group	E	$5,573
	Deutsche Bank AG	E	$5,852
	HSBC Holdings PLC	E	$21,749
	JPMorgan Chase & Co.	D	$2,597
	UBS AG	E	$7,221

ATM Large Cap Portfolio	Bank of America Corp.	E	$29,331
	Bank of New York Mellon Corp.	E	$8,190
	Citigroup Inc.	E	$30,044
	Goldman Sachs & Co.	E	$18,804
	JPMorgan Chase & Co.	E	$36,256
	JPMorgan Chase & Co.	D	$7,624
	Morgan Stanley & Co.	E	$8,994
	State Street Corp.	E	$5,084

ATM Mid Cap Portfolio	JPMorgan Chase & Co.	D	$1,326

ATM Small Cap Portfolio	JPMorgan Chase & Co.	D	$2,650

AXA Tactical Manager 400 Portfolio	N/A	N/A	N/A

AXA Tactical Manager 500 Portfolio	N/A	N/A	N/A

AXA Tactical Manager 2000 Portfolio	N/A	N/A	N/A

AXA Tactical Manager International Portfolio	N/A	N/A	N/A

†	D = Debt, E = Equity

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PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the Portfolios, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. A description of the proxy voting policies and procedures that each Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix C to this SAI. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s proxy voting information website at www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios”: and click on “Proxy Voting”) and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

•

The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

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Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange-traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

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•

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with the procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Advisers may, from time to time, under the general supervision of the Board or the Trust’s valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Advisers will continuously monitor the performance of these services.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify or continue to qualify each taxable year to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Code (“RIC”). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term

64

capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify or continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”), defined below (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements”). For purposes of the Income Requirement, gross income is determined without regard to losses from the sale or other dispositions of stock, securities or those currencies. A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest, and other qualifying income for a RIC.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described in the following paragraphs, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to do or continue to do, then such a separate account will be able to “look through” that Portfolio, and in effect treat the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance

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policies or annuity contracts. In general, for a Portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year quarter. If a Portfolio that has satisfied those requirements for the first quarter of its first taxable year, it has a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the

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Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Each Portfolio consists of Class IA shares and Class IB shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

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Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of each Portfolio’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Portfolios. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Portfolios. AXA Equitable receives no additional compensation for providing such services for the Portfolios.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Trust.

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 4, 2011 (File No. 811-07953), are incorporated by reference and made a part of this document.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

A-1

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

A-2

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

A-3

APPENDIX B

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group Unit (“Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Other Accounts Managed with Respect to Which the Advisory Fee is Based on the Performance of the Account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Tactical Manager 400 Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$35.1 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 500 Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.1 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 2000 Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Tactical Manager International Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.9 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM Mid Cap Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.3 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM Large Cap Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$30.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group Unit (“Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Other Accounts Managed with Respect to Which the Advisory Fee is Based on the Performance of the Account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM Small Cap Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$34.0 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM International Portfolio
Kenneth T. Kozlowski	28	$49.4 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	28	$32.6 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM Core Bond Portfolio
Kenneth Beitler	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0		3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM Government Bond Portfolio
Kenneth Beitler	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Manager has a greater financial incentive, such as a performance fee account. The Manager has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolios.

The Portfolios may be offered and sold through Contracts issued by AXA Equitable and its affiliates, or as investment options for other portfolios offered through such Contracts, which may provide certain death benefit, income benefit or other guarantees to Contract owners. In providing these guarantees, AXA Equitable assumes the risk that Contract owner account values will not be sufficient to pay the guaranteed amounts when due, and therefore that AXA Equitable will have to use its own resources to cover any shortfall. The Manager may be subject to potential conflicts of interest in connection with the advice that it provides to the Portfolios to the extent that such advice may impact its obligations with respect to any such guarantees. Consistent with its fiduciary duties, the Manager seeks to implement each Fund’s investment program in a manner that is in the best interests of the Fund and that is consistent with the Fund’s investment objective, policies, strategies and methodologies described in detail in the Prospectus.

Compensation as of December 31, 2010

Because the Portfolio Managers serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio manager of the Portfolios and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Fund Shares as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
ATM Core Bond Portfolio ATM Government Bond Portfolio
Kenneth Beitler	X
Xavier Poutas	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Other Accounts Managed with Respect to Which the Advisory Fee is Based on the Performance of the Account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Tactical Manager 400 Portfolio
Judith DeVivo	12	$18.7 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 500 Portfolio
Judith DeVivo	12	$18.7 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 2000 Portfolio
Judith DeVivo	12	$18.7 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
AXA Tactical Manager International Portfolio
Judith DeVivo	12	$18.7 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
ATM Mid Cap Portfolio
Judith DeVivo	12	$18.5 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
ATM Large Cap Portfolio
Judith DeVivo	12	$17.5 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
ATM Small Cap Portfolio
Judith DeVivo	12	$18.4 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
ATM International Portfolio
Judith DeVivo	12	$18.1 Billion	5	$316 Million	45	$11.8 Billion	0	N/A	0	N/A	0	N/A
ATM Core Bond Portfolio
Greg Wilensky	107	$11.9 Billion	85	$2.9 Billion	175	$10.7 Billion	0	N/A	0	N/A	0	N/A
ATM Government Bond Portfolio
Greg Wilensky	107	$13.1 Billion	85	$2.9 Billion	175	$10.7 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein L.P. (“AllianceBernstein”) owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet its fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for its clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2009

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for its clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.[1]

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities of the Funds as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

Judith DeVivo	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
ATM Core Bond Portfolio ATM Government Bond Portfolio
Greg Wilensky	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Investment Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Tactical Manager 400 Portfolio
Edward Corallo	60	$45 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$45 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$45 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$45 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
AXA Tactical Manager 500 Portfolio
Edward Corallo	60	$45 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$45 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$45 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$45 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
AXA Tactical Manager 2000 Portfolio
Edward Corallo	60	$45 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$45 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$45 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$45 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
AXA Tactical Manager International Portfolio
Edward Corallo	60	$45 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$45 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$45 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$45 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
ATM Mid Cap Portfolio
Edward Corallo	60	$44 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$44 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$44 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion

BlackRock Investment Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2010						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM Large Cap Portfolio
Edward Corallo	60	$41 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$41 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$41 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$41 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
ATM Small Cap Portfolio
Edward Corallo	60	$44 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$44 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$44 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$44 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion
ATM International Portfolio
Edward Corallo	60	$43 Billion	164	$415 Billion	66	$154 Billion	0	N/A	8	$5.7 Billion	3	$1.7 Billion
Christopher Bliss	60	$43 Billion	77	$27 Billion	5	$7.4 Billion	0	N/A	2	$1.3 Billion	0	N/A
Creighton Jue	60	$43 Billion	77	$14 Billion	27	$42.3 Billion	0	N/A	2	$753 Million	0	N/A
Jennifer Hsui	60	$43 Billion	51	$285 Billion	39	$108 Billion	0	N/A	4	$3 Billion	3	$5.2 Billion

Description of any material conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover,

BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that the Portfolio Managers each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation as of December 31, 2010

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Ownership of Securities of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Creighton Jue	X
Jennifer Hsui	X

APPENDIX C

EQ ADVISORS TRUST

AMENDED AND RESTATED

PROXY VOTING POLICIES AND PROCEDURES

I.	TRUST’S POLICY STATEMENT

EQ Advisors Trust (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.	TRUST’S PROXY VOTING PROGRAM

AXA Equitable Life Insurance Company (“AXA Equitable”) serves as the investment manager of the Trust’s portfolios. AXA Equitable is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility with respect to each portfolio to AXA Equitable. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each sub-advised portfolio or sub-advised portion of a portfolio (“Sub-Advised Portion”) to the applicable Adviser, except as described in Section III below. The primary focus of the Trust’s proxy voting program as it relates to the sub-advised portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.	AXA EQUITABLE’S PROXY VOTING POLICIES AND PROCEDURES

AXA Equitable provides the day-to-day portfolio management services to certain portfolios, or an allocated portion of a portfolio (“Allocated Portion”) of the Trust, each of which seek to achieve its investment objective by investing in other mutual funds managed by AXA Equitable (“Underlying Portfolios”) or by investing in exchange-traded funds (“Underlying ETFs”). As a result of this direct portfolio management by AXA Equitable, AXA Equitable is responsible for proxy voting for these portfolios or Allocated Portions. In light of the fact that the holdings of the portfolios or Allocated Portions managed by AXA Equitable are Underlying Portfolios or Underlying ETFs, AXA Equitable has determined it to be appropriate to vote the portfolios’ or Allocated Portions’ shares in these securities either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Portfolio or Underlying ETF (whether or not the proposal presents an issue as to which AXA Equitable or its affiliates could be deemed to have a conflict of interest). These policies and procedures may be amended from time to time.

IV.	AXA EQUITABLE’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the sub-advised portfolios or Sub-Advised Portions, AXA Equitable will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. AXA Equitable will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

C-1

V.	ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and AXA Equitable, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.	Voting Guidelines: The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and AXA Equitable such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or AXA Equitable may reasonably request.

VI.	DISCLOSURE OF TRUST’S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

AXA Equitable, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. AXA Equitable (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VII.	REPORTS TO TRUST’S BOARD OF TRUSTEES

AXA Equitable will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the sub-advised portfolios’ and Sub-Advised Portions’ portfolio securities and any other information requested by the Board of Trustees.

Adopted as of: August 6, 2003

Amended as of July 11, 2007

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PROXY VOTING POLICIES AND PROCEDURES

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against

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directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench

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management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

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3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost

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of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

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BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2009

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key

[1]	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A

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elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

(b)	Boards and directors

(c)	Accounting and audit-related issues

(d)	Capital structure, mergers, asset sales and other special transactions

(e)	Remuneration and benefits

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(f)	Social, ethical and environmental issues

(g)	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

(h)	establishing an appropriate corporate governance structure;

(i)	overseeing and supporting management in setting strategy;

(j)	ensuring the integrity of financial statements;

(k)	making decisions regarding mergers, acquisitions and disposals;

(l)	establishing appropriate executive compensation structures; and

(m)	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

(n)	current employment at the company or a subsidiary;

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(o)	former employment within the past several years as an executive of the company;

(p)	providing substantial professional services to the company and/or members of the company’s management;

(q)	having had a substantial business relationship in the past three years;

(r)	having, or representing a shareholder with, a substantial shareholding in the company;

(s)	being an immediate family member of any of the aforementioned; and

(t)	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such

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transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

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We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

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Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients. In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

1.	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

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2.	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

3.	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

4.	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

5.	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual

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circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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EQ ADVISORS TRUSTSM

Class IA and Class IB Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the above referenced Portfolios of EQ Advisors Trust (“Trust”) dated May 1, 2011, as may be supplemented from time to time, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The Trust’s audited financial statements for the period ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 4, 2011 (File No. 811-07953), are incorporated by reference and made a part of this document.

Strategic Allocation

(117754)

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable, through its AXA Funds Management Group unit (the “Manager” or “FMG”), currently serves as the investment manager for the Trust.

The Trust currently offers two classes of shares on behalf of sixty-four (64) portfolios. This SAI contains information with respect to Class IA and Class IB shares of the five (5) AXA Strategic Allocation Series Portfolios of the Trust listed below (“Portfolios”). Each of the Portfolios is diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class of any portfolio. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

AXA Strategic Allocation Series Portfolios

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”).

Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Class IB Distribution Plan”). Both classes of shares are offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued by AXA Equitable or other affiliated or unaffiliated insurance companies, and to the extent permitted by applicable law, to tax qualified retirement plans, other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by the Manager that currently sells its shares to such accounts and plans. Shares of the Trust also may be sold to any other person eligible to purchase such shares under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”).

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The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of Equitable Plan or other retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and tax-qualified retirement plans and will take whatever remedial action may be necessary.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios. Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.

each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

b.	as a matter of non-fundamental operating policy, no Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	as a matter of non-fundamental operating policy, short sales and related borrowings are not considered to be subject to this restriction.

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3)

Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction shall not apply to investments in securities of other investment companies. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a non-fundamental policy, industries are

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determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(4)	Make loans, except that:

a.

each Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation;

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies);

(7)	Purchase or sell real estate, except that:

a.	each Portfolio may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(8)	Issue senior securities except in compliance with the 1940 Act. For purposes of this restriction, short sales permitted by non-fundamental restriction (6) below are not deemed to be a senior security; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board to be readily marketable), or (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Portfolio’s net assets would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction.

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(2)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(3)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies, short sales or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(4)	Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that each Portfolio, to the extent consistent with its investment objectives and other investment policies, may (i) invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or (ii) hold mineral leases acquired as a result of its ownership of securities;

(5)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolios’ Prospectus and SAI, as may be amended from time to time; or

(6)	Effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short.

Each Portfolio may, notwithstanding any fundamental or non-fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

INVESTMENT STRATEGIES AND RISKS

Each Portfolio intends to invest only in securities of other mutual funds managed by AXA Equitable (“Underlying Portfolios”), U.S. government securities and money market instruments, as further described below.

The Portfolios operate under a “fund of funds” structure, investing in the Underlying Portfolios. In addition to the fees and expenses directly associated with the Portfolios, an investor in the Portfolios will also indirectly bear the fees and expenses of the Underlying Portfolios in which the Portfolios invest. For additional information about Underlying Portfolios that are series of the Trust, please see the Trust’s relevant May 1, 2011 Prospectus and Statement of Additional Information (1940 Act File No. 811-07953), as revised and supplemented.

The Portfolios invest in shares of Underlying Portfolios and each Portfolio’s performance is directly related to the ability of the Underlying Portfolios in which it invests to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Portfolio’s investment performance will be influenced by the investment strategies of and risks and fees associated with the Underlying Portfolios in which it invests in direct proportion to the amount of assets the Portfolio allocates to the Underlying Portfolios utilizing such strategies.

The Trust, in reliance on Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”). Thus, the Trust is not subject to registration or regulation as a CPO under the CEA.

Investment Company Securities.    The Portfolios intend to invest in open-end investment company securities. Except for so-called funds-of-funds like the Portfolios, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and

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limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Portfolios invest substantially all of their assets in the securities of other open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

U.S. Government Securities.    The Portfolios may invest in U.S. Government securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Portfolio turnover may vary significantly from year to year due to a variety of factors, within and outside the control of a Portfolio, the Manager and the Adviser(s), including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes or changes in the Manager’s investment outlook. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the Portfolios’ top ten holdings) on a monthly basis. Except as noted below, all such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website which is located at http://www.axa-equitable.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters. With respect to the Portfolios, information is available daily, on a one-day lag, upon request and at www.axa-equitable.com.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates, LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these

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third parties receives current portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to the following service providers and other organizations: AXA Equitable; the Manager; the independent registered public accounting firm; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities; the Investment Company Institute; pricing services (Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-It Partners); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson); trade execution analysis (Plexus, Elkins McSherry, Abel Noser); data consolidator (Electra); trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PricewaterhouseCoopers LLP); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Congent Consulting); accounting systems or services (Advent Software Eagle Investment Systems Corp., Portia); software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey, Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley); and proxy voting services (Riskmetrics, Broadridge Financial Solutions, Inc. and Glass Lewis & Co.). The entities to whom each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any violations or exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present; Chief Executive Officer, President from December 2002 to present.	From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.	84	None
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (72)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	64	From 1994 to 2006, Director of Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	64	From 1997 to 2010, Director, Old Mutual Advisor Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).

*	Affiliated with the Manager and/or the Distributors.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (79)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	64	From 2004 to 2009, Director, Miami Corporation; 1987 to present, Director of USG Corporation.
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (75)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman Keefe Ventures, LLC.	64	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to 2009 Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 1997 to present	From 2006 to present, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	64	None
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994, President and Chief Executive Officer of the CVS Division of Melville Corporation.	64	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (57)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	64	None

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Qualifications and Experience of the Trustees

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Steven M. Joenk — Mr. Joenk has a background in financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust.

Theodossios Athanassiades — Mr. Athanassiades has a background in the financial services industry, experience overseeing and managing a life insurance company, and multiple years of service as a Trustee of the Trust.

Jettie Edwards — Ms. Edwards has business management experience, including several years as a consultant to investment management firms, with multiple years of service as a Trustee to the Trust and other mutual fund complexes.

David W. Fox — Mr. Fox has a background in the financial services industry, prior experience in senior management positions with a bank and a national securities exchange, service on the board of publicly-traded operating companies and multiple years of service as a Trustee to the Trust.

William M. Kearns, Jr. — Mr. Kearns has a background in the financial services industry, experience in senior management positions with investment management firms and private investment funds, service on the boards of operating companies and multiple years of service as a Trustee of the Trust.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

Harvey Rosenthal — Mr. Rosenthal has experience in senior management positions with a large publicly-traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero — Mr. Schpero has experience as an investment management attorney and multiple years of service as a Trustee of the Trust.

Board Structure.    The Board currently is comprised of eight Trustees, seven of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed David W. Fox to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Compensation Committee and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Compensation Committee (discussed in more detail below). All Independent Trustees are members of each of these Committees, which allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of

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managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributors and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Board has two standing committees, each of which consists of all of the Independent Trustees: the Audit Committee and the Nominating and Compensation Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2010. Ms. Edwards serves as the Chair of the Audit Committee.

The Nominating and Compensation Committee’s primary functions are to nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust, and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s

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performance and the effectiveness of the Trust’s compliance program. The Nominating and Compensation Committee held four meetings during the fiscal year ended December 31, 2010. Mr. Komisarjevsky serves as the Chair of the Nominating and Compensation Committee.

Compensation of the Trustees

Effective October 1, 2010, each Trustee receives from the Trust an annual fee of $230,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. The Board currently holds (i) five regularly scheduled Board meetings; (ii) three regularly scheduled Audit Committee Meetings; and (iii) two regularly scheduled Nominating and Compensation Committee Meetings. The Board may also hold special Board meetings and special meetings of its Audit Committee and Nominating and Compensation Committee throughout the year. A supplemental retainer of $30,000 per year is paid to the lead Independent Trustee. A retainer of $22,500 per year is paid to the Chair of the Audit Committee and a retainer of $15,000 is paid to the Chair of the Nominating and Compensation Committee.

Prior to October 1, 2010, each Trustee received from the Trust an annual fee of $210,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. A supplemental retainer of $30,000 per year was paid to the lead Independent Trustee. A retainer of $20,000 per year was paid to the Chair of the Audit Committee and a retainer of $10,000 was paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2010*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$-0-	$-0-	$-0-	$-0-
Independent Trustees
Theodossios Athanassiades	$215,000	$-0-	$-0-	$215,000
Jettie M. Edwards	$240,625	$-0-	$-0-	$240,625
David W. Fox	$245,000	$-0-	$-0-	$245,000
William M. Kearns, Jr.	$215,000	$-0-	$-0-	$215,000
Christopher P.A. Komisarjevsky	$226,250	$-0-	$-0-	$226,250
Harvey Rosenthal	$215,000	$-0-	$-0-	$215,000
Gary S. Schpero	$215,000	$-0-	$-0-	$215,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 68 funds of one trust in the fund complex.

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As of December 31, 2010, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Manager or Distributors of the Portfolios, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustees
Steven M. Joenk	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Independent Trustees
Theodossios Athanassiades	None	None
Jettie M. Edwards	None	None
David W. Fox	None	None
William M. Kearns, Jr.	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None

*	As of December 31, 2010.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (52)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present.	From September 1999 to present, Senior Vice President of AXA Financial, Inc. and AXA Equitable; since September 2004, President of AXA Equitable’s FMG; since July 2004, Senior Vice President of MONY Life Insurance Company and MONY Life Insurance Company of America; Director of MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; since January 2005, MONY Financial Resources of Americas Limited.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (55)	Vice President and Secretary	From July 1999 to Present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (49)	Vice President	From June 2010 to present	From February 2001 to present, Vice President AXA Financial; from December 2002 to June 2007, Chief Financial Officer and Treasurer of the Trust. From July 2004 to June 2007, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (42)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, a Director of Enterprise Capital Management, Inc.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Controller	From March 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Financial and AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant Controller	From March 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Assistant Secretary	From September 2006 to present	From May 2008 to present, Vice President and counsel of AXA Equitable; from May 2007 to May 2008, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley, Austin LLP.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (40)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; from August 2005 to June 2007, Vice President and Deputy Compliance Officer of AXA Equitable’s FMG.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Risk Officer	From March 2010 to present; from November 2005 to March 2010, Assistant Anti-Money Laundering Compliance Officer	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to September 2007, Associate Compliance Officer, AXA Equitable.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From March 2010 to present	From September 2010 to present, Vice President of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (48)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (47)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	Each of the officers included in the table above holds similar positions with 1 other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

Control Persons and Principal Holders of Securities

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning 25% or more of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March 31, 2011, no persons owned Contracts entitling them to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

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As of March 31, 2011, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group unit, currently serves as the investment manager for each Portfolio.

AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Manager serves as the investment manager of the Portfolios pursuant to an Investment Management Agreement (the “Management Agreement”).

Subject always to the direction and control of the Trustees of the Trust, under the Management Agreement, the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolios; and (iv) carry out the directives of the Board. In addition, the Manager will furnish to the Trust statistical information with respect to the investments that the Portfolios may hold or contemplate purchasing and furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Manager also is required to furnish to the Portfolios, at its own expense and without remuneration from or other cost to the Portfolios, the following:

•	Office space, all necessary office facilities and equipment.

•

Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•

Information and services, other than services of outside counsel or independent accountants, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The Management Agreement, with respect to each Portfolio, must be initially approved for a period of no more than two years from the date of its execution and may be continued annually thereafter (i) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio (or, with respect to its annual continuance, by the Board) and (ii) by vote of a majority of the Trustees who

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are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees, including a majority of Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager for its services. The Manager and the Trust have also entered into an expense limitation agreement with respect to the Portfolios as set forth in the Portfolios’ Prospectus (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees to limit the expenses of the Portfolios so that the net annual operating expenses (with certain exceptions as set forth in the Portfolios’ Prospectus) of the Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Portfolios’ Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below under “The Distributors,” the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2009 and 2010. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2009 and 2010, the Manager did not receive any amounts in reimbursement for the 5 Portfolios.

CALENDAR YEAR ENDED DECEMBER 31, 2009

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
AXA Conservative Strategy	$6,516	$—	$102,478
AXA Conservative Growth Strategy	$11,097	$—	$105,685
AXA Balanced Strategy	$20,089	$—	$109,332
AXA Moderate Growth Strategy	$44,518	$—	$112,827
AXA Growth Strategy	$39,166	$—	$124,080

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CALENDAR YEAR ENDED DECEMBER 31, 2010

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
AXA Conservative Strategy	$96,123	$—	$196,774
AXA Conservative Growth Strategy	$162,854	$—	$245,317
AXA Balanced Strategy	$289,579	$21,193	$268,386
AXA Moderate Growth Strategy	$680,490	$410,000	$270,490
AXA Growth Strategy	$398,992	$109,034	$289,958

Personal Trading Policies

The Trust, the Manager and the Distributors (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. The Codes of Ethics of the Trust, AXA Equitable and the Distributors have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio pays AXA Equitable an annual fee of $32,500 plus an asset-based fee at an annual rate of 0.15% of the Portfolio’s average daily net assets. Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the years ended December 31, 2009 and 2010, the Portfolios paid the following fees to AXA Equitable for administrative services.

	Administration Fee
Portfolio*	2009	2010
AXA Conservative Strategy	$33,266	$178,139
AXA Conservative Growth Strategy	$40,139	$278,236
AXA Balanced Strategy	$53,627	$468,325
AXA Moderate Growth Strategy	$90,271	$1,054,700
AXA Growth Strategy	$82,243	$632,447

*	Prior to August 1, 2010 the Portfolios were subject to a different administrative fee structure.

The Distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Distributors”), by which AXA Advisors and AXA Distributors serve as Distributors for the Trust’s Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA shares and Class IB shares of the Portfolios (“Distribution Agreements”) have been approved by the Board, including a majority of the

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Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust (as applicable).

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act the Class IB Distribution Plan. Under the Class IB Distribution Plan, each Portfolio is authorized to pay the Distributors an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IB shares. There is no distribution plan with respect to Class IA shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval of the Class IB Distribution Plan necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Class IB Distribution Plan or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved the Class IB Distribution Plan with respect to the Portfolios.

Pursuant to the Class IB Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the Rule 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan’s renewal. The Distributors’ expenditures include,

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without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its portfolios, including the performance of the portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

AXA Equitable and the Distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributors also may receive payments from sub-advisers of portfolios of the Trust, which may include Underlying Portfolios in which the Portfolios invest, and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the sub-advisers’ respective portfolios.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have has made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement, cast in person at meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of Class IB average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

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The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 2010.

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
AXA Conservative Strategy	$154,664	$85,647	$240,311
AXA Conservative Growth Strategy	$238,704	$168,435	$407,139
AXA Balanced Strategy	$411,508	$311,153	$722,661
AXA Moderate Growth Strategy	$1,064,002	$637,237	$1,701,239
AXA Growth Strategy	$507,439	$486,799	$994,238

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager, and sub-advisers of the Underlying Portfolios (“Advisers”), as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of exchange-traded funds (“ETFs”)) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether over the counter or listed, and that listed securities may be purchased in the over the counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers may be used for execution of each portfolio’s transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager or Advisers, as appropriate, to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to a management agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each portfolio of the Trust on a quarterly basis.

The Manager and Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value

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of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Advisers of the Underlying Portfolios may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, the Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager or Adviser, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the portfolios.

During the years ended December 31, 2009 and 2010, the Portfolios did not pay brokerage commissions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, or its affiliates including Sanford C. Bernstein & Co., LLC, or Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager, Advisers or affiliates of such brokers, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a portfolio that has multiple portions advised by different Advisers and/or the Manager to engage in principal and

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brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. The Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, pursuant to certain securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 2009 and 2010, none of the Portfolios made payments to affiliated broker-dealers of the Manager or the Distributors or affiliates of the Advisers to each Portfolio.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2010, none of the Portfolios directed portfolio transactions to broker-dealers that provided research services.

Investments in Regular Broker-dealers

As of December 31, 2010, the Portfolios did not own securities issued by their regular brokers or dealers (or by their parents).

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to AXA Equitable as its investment manager. With respect to the Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio whether or not the proposal would present an issue as to which AXA Equitable, the Distributors or their affiliates could be deemed to have a conflict of interest, AXA Equitable will vote shares held by the Portfolios either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) on the Trust’s proxy voting information website at http://www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios”: and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of such consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof,

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including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

•

The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Underlying Portfolio and the Portfolios, as applicable, are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in American Depositary Receipts or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a portfolio’s shares are not priced, the value of the portfolio’s investment that includes such securities may change on days when shares of the portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange-traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

•

Shares of the Underlying Portfolios held by the Portfolios, as well as shares of open end mutual funds (other than ETFs) held by an Underlying Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees of the relevant Underlying Portfolio. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the calculations of net asset values for each applicable Underlying Portfolio when the event or circumstance may be deemed to materially affect such Underlying Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with the procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s net asset value by those traders.

When an Underlying Portfolio writes a call option, an amount equal to the premium received by the Underlying Portfolio is included in the Underlying Portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Underlying Portfolio enters into a closing purchase or sale transaction, the Underlying Portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability

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related to such option is extinguished. When an option is exercised, the Underlying Portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and the Advisers for the Portfolios or Underlying Portfolios, as applicable, may, from time to time, under the general supervision of the relevant Board of Trustees or the Trust’s valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Portfolios or Underlying Portfolios. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and the Advisers continuously monitor the performance of these services.

Redemptions in Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify each taxable year to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Code (“RIC”). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”), defined below (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest, and other qualifying income for a RIC.

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If a Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described in the following paragraphs, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to do, then such a separate account will be able to “look through” that Portfolio, and in effect treat a pro rata portion the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a Portfolio invests also satisfies those requirements, a separate account investing in that Portfolio will effectively treat a pro rata portion the Underlying Portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements and the diversification requirements imposed by the 1940 Act on the Portfolios) or those Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year quarter. If a Portfolio satisfies those requirements for the first quarter of its taxable year, it has a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

An Underlying Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Each Underlying Portfolio may invest in the stock of passive foreign investment companies (“PFICs”) if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, an Underlying Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Underlying Portfolio

27

distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Underlying Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If an Underlying Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Underlying Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Underlying Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Underlying Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over an Underlying Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, an Underlying Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Underlying Portfolio included in income for prior taxable years under the election. An Underlying Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Each Portfolio consists of Class IA shares and Class IB shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust.

28

The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Trust.

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 2010, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 4, 2011 (File No. 811-07953), are incorporated by reference and made a part of this document.

29

APPENDIX A

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Funds Management Group Unit (“Manager”)
Names of Portfolio Managers	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2010						Other Accounts Managed with Respect to Which the Advisory Fee is Based on the Performance of the Account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Conservative Strategy Portfolio (“Fund”)
Kenneth T. Kozlowski	27	$49.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Conservative Growth Strategy Portfolio (“Fund”)
Kenneth T. Kozlowski	27	$49.1 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.1 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Balanced Strategy Portfolio (“Fund”)
Kenneth T. Kozlowski	27	$48.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Moderate Growth Strategy Portfolio (“Fund”)
Kenneth T. Kozlowski	27	$48.1 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Growth Strategy Portfolio (“Fund”)
Kenneth T. Kozlowski	27	$48.8 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	29	$35.2 Billion	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	0	N/A	3	$640 Million	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Manager has a greater financial incentive, such as a performance fee account. The Manager has adopted

A-1

policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the portfolio managers serve as portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each portfolio manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each portfolio manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2010

Because the portfolio managers serve as officer and employee of AXA Equitable and his respective roles are not limited to serving as the portfolio manager of the Fund and other accounts managed by him, his compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2010

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA Conservative Strategy Portfolio
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Conservative Growth Strategy Portfolio
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Balanced Strategy Portfolio
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

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AXA Moderate Growth Strategy Portfolio
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Growth Strategy Portfolio
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

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APPENDIX B

EQ ADVISORS TRUST

AMENDED AND RESTATED

PROXY VOTING POLICIES AND PROCEDURES

I.	TRUST’S POLICY STATEMENT

EQ Advisors Trust (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.	TRUST’S PROXY VOTING PROGRAM

AXA Equitable Life Insurance Company (“AXA Equitable”) serves as the investment manager of the Trust’s portfolios. AXA Equitable is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility with respect to each portfolio to AXA Equitable. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each sub-advised portfolio or sub-advised portion of a portfolio (“Sub-Advised Portion”) to the applicable Adviser, except as described in Section III below. The primary focus of the Trust’s proxy voting program as it relates to the sub-advised portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.	AXA EQUITABLE’S PROXY VOTING POLICIES AND PROCEDURES

AXA Equitable provides the day-to-day portfolio management services to certain portfolios, or an allocated portion of a portfolio (“Allocated Portion”) of the Trust, each of which seek to achieve its investment objective by investing in other mutual funds managed by AXA Equitable (“Underlying Portfolios”) or by investing in exchange-traded funds (“Underlying ETFs”). As a result of this direct portfolio management by AXA Equitable, AXA Equitable is responsible for proxy voting for these portfolios or Allocated Portions. In light of the fact that the holdings of the portfolios or Allocated Portions managed by AXA Equitable are Underlying Portfolios or Underlying ETFs, AXA Equitable has determined it to be appropriate to vote the portfolios’ or Allocated Portions’ shares in these securities either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Portfolio or Underlying ETF (whether or not the proposal presents an issue as to which AXA Equitable or its affiliates could be deemed to have a conflict of interest). These policies and procedures may be amended from time to time.

IV.	AXA EQUITABLE’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the sub-advised portfolios or Sub-Advised Portions, AXA Equitable will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. AXA Equitable will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

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V.	ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and AXA Equitable, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.	Voting Guidelines: The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and AXA Equitable such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or AXA Equitable may reasonably request.

VI.	DISCLOSURE OF TRUST’S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

AXA Equitable, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. AXA Equitable (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VII.	REPORTS TO TRUST’S BOARD OF TRUSTEES

AXA Equitable will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the sub-advised portfolios’ and Sub-Advised Portions’ portfolio securities and any other information requested by the Board of Trustees.

Adopted as of: August 6, 2003

Amended as of July 11, 2007

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PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust.[1]

(a)(2)	Amended and Restated Agreement and Declaration of Trust.[2]

(a)(2)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[17]

(a)(2)(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[23]

(a)(3)	Certificate of Trust.[1]

(a)(4)	Certificate of Amendment to the Certificate of Trust.[2]

(b)(1)(i)	By-Laws.[1]

(c)(1)(ii)	None, other than Exhibits (a)(2) and (b)(1)(i).

(d)	Investment Advisory Contracts

(d)(1)(i)	Investment Management Agreement between EQ Advisors Trust (“Trust”) and EQ Financial Consultants, Inc. (“EQFC”) dated April 14, 1997.[4]

(d)(1)(ii)	Amendment No. 1, dated December 9, 1997, to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.[7]

(d)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.[11]

(d)(1)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to Investment Management Agreement between the Trust and EQFC.[11]

(d)(1)(v)	Form of Amendment No. 4, dated as of August 30, 1999, to Investment Management Agreement between the Trust and EQFC.[12]

(d)(1)(vi)	Amended and Restated Investment Management Agreement, dated as of May 1, 2000, between the Trust and AXA Equitable Life Insurance Co. (formerly known as The Equitable Life Assurance Society of the United States) (“AXA Equitable”).[15]

(d)(1)(vii)	Revised Amendment No. 1, dated as of September 1, 2000, to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[17]

(d)(1)(viii)	Amendment No. 2, dated as of September 1, 2001, to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[20]

(d)(1)(ix)	Amendment No. 3, dated as of November 22, 2002 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[23]

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(d)(1)(x)	Amendment No. 4, dated as of May 2, 2003 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[26]

(d)(1)(xi)	Investment Management Agreement dated April 1, 2004 between the Trust and AXA Equitable with respect to the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/MONY Equity Growth Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/MONY Equity Income Portfolio, EQ/Enterprise Equity Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth and Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio, EQ/Enterprise International Growth Portfolio, EQ/MONY Government Securities Portfolio, EQ/Enterprise High-Yield Bond Portfolio, EQ/MONY Intermediate Term Bond Portfolio, EQ/MONY Long Term Bond Portfolio, EQ/MONY Money Market Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Total Return Portfolio, EQ/MONY Diversified Portfolio and EQ/Enterprise Managed Portfolio (collectively, the “MONY Portfolios”).[34]

(d)(1)(xii)	Amendment No. 5 dated July 8, 2004 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[31]

(d)(1)(xiii)	Amendment No. 6 dated October 25, 2004 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[31]

(d)(1)(xiv)	Amendment No. 7 dated May 1, 2005 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[33]

(d)(1)(xv)	Amendment No. 1 dated as of September 9, 2005 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[36]

(d)(1)(xvi)	Amendment No. 8 dated September 30, 2005 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[37]

(d)(1)(xvii)	Amendment No. 2 dated January 1, 2006, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[38]

(d)(1)(xviii)	Amendment No. 9 dated August 1, 2006 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[41]

(d)(1)(xix)	Amendment No. 3 dated August 1, 2006 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[41]

(d)(1)(xx)	Amendment No. 10 dated May 1, 2007 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[45]

(d)(1)(xxi)	Investment Management Agreement dated May 1, 2007 between the Trust and AXA Equitable with respect to the EQ/Franklin Templeton Founding Strategy Portfolio.[45]

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(d)(1)(xxii)	Amendment No. 11 dated July 11, 2007 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[46]

(d)(1)(xxiii)	Amendment No. 4 dated July 11, 2007 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[46]

(d)(1)(xxiv)	Amendment No. 1 dated January 1, 2008 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[47]

(d)(1)(xxv)	Amendment No. 12 dated May 1, 2008 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(d)(1)(xxvi)	Amendment No. 2 dated January 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[53]

(d)(1)(xxvii)	Amendment No. 13 dated December 1, 2008 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(d)(1)(xxviii)	Amendment No. 14 dated January 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated as of May 1, 2000.[51]

(d)(1)(xxix)	Amendment No. 15 dated as of May 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[55]

(d)(1)(xxx)	Amendment No. 3 dated May 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[54]

(d)(1)(xxxi)	Amendment No. 5 dated as of May 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated as of April 1, 2004 with respect to the MONY Portfolios.[55]

(d)(1)(xxxii)	Amendment No. 16 effective as of June 5, 2009 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[57]

(d)(1)(xxxiii)	Amendment No. 17 dated as of September 29, 2009 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[57]

(d)(1)(xxxiv)	Amendment No. 6 dated as of September 29, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[57]

(d)(1)(xxxv)	Amendment No. 4 effective as of September 18, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[57]

(d)(1)(xxxvi)	Amendment No. 18 dated as of August 1, 2010 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(1)(xxxvii)	Amendment No. 19 effective as of August 16, 2010 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

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(d)(1)(xxxviii)	Amendment No. 20 effective as of December 15, 2010 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(1)(xxxix)	Amendment No. 5 effective as of October 9, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[63]

(d)(1)(xxxx)	Amendment No. 21 effective as of February 1, 2011 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(2)	Investment Advisory Agreement between EQFC and T. Rowe Price Associates, Inc. dated April 1997.[4]

(d)(3)	Investment Advisory Agreement between EQFC and Rowe Price-Fleming International, Inc. dated April 1997.[4]

(d)(3)(i)	Investment Advisory Agreement between AXA Equitable and T. Rowe Price International, Inc. dated August 8, 2000.[17]

(d)(3)(ii)	Investment Advisory Agreement between AXA Equitable and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the EQ/T. Rowe Price Growth Stock Portfolio dated July 6, 2007.[48]

(d)(3)(iii)	Amendment No. 1 dated November 27, 2007 to the Investment Advisory Agreement between AXA Equitable and T. Rowe Price dated July 6, 2007.[48]

(d)(4)	Investment Advisory Agreement between EQFC and Putnam Investment Management, Inc. dated April 28, 1997.[4]

(d)(4)(i)	Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between AXA Equitable and Putnam Investment Management, Inc. dated April 28, 1997.[20]

(d)(4)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Putnam Investment Management, Inc. dated August 1, 2002.[23]

(d)(4)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Putnam Investment Management, LLC (“Putnam”) dated July 31, 2003.[26]

(d)(4)(iv)	Amendment No. 1, dated as of December 12, 2003, to Investment Advisory Agreement between AXA Equitable and Putnam dated July 31, 2003.[26]

(d)(5)(i)	Investment Advisory Agreement between EQFC and Massachusetts Financial Services Company (“MFS”) dated April 1997.[4]

(d)(5)(ii)	Amendment No. 1, dated as of December 31, 1998, to Investment Advisory Agreement by and between EQFC and MFS dated April 1997.[11]

(d)(5)(iii)	Amendment No. 2, dated as of May 1, 2000, to Investment Advisory Agreement between AXA Equitable and MFS dated April 1997.[14]

C-4

(d)(5)(iv)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS (dba MFS Investment Management) (“MFSIM”) dated July 10, 2002.[23]

(d)(5)(v)	Amendment No. 1 dated November 22, 2002, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.[23]

(d)(5)(vi)	Amendment No. 2, dated August 18, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.[26]

(d)(5)(vii)	Amendment No. 3, dated July 25, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.[38]

(d)(5)(viii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated as of August 1, 2006.[44]

(d)(5)(ix)	Amendment No. 1, dated May 25, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated as of August 1, 2006.[48]

(d)(5)(x)	Third Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated as of July 7, 2009.[57]

(d)(6)	Investment Advisory Agreement between EQFC and Morgan Stanley Asset Management Inc. (“Morgan Stanley”) dated April 1997.[4]

(d)(6)(i)	Amendment No. 1, dated as of April 1, 2001, to Investment Advisory Agreement between AXA Equitable and Morgan Stanley dated April 1997.[20]

(d)(6)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Morgan Stanley Investment Management (“MSIM”) dated July 10, 2002.[23]

(d)(6)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated July 31, 2003.[26]

(d)(6)(iv)	Amendment No. 1 dated May 1, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated July 31, 2003.[38]

(d)(6)(v)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated August 1, 2006.[44]

(d)(6)(vi)	Amendment No. 1 dated July 2, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated August 1, 2006.[48]

(d)(6)(vii)	Amendment No. 2 dated as of May 1, 2009, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[55]

(d)(6)(viii)	Amendment No. 3 dated as of September 29, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[57]

C-5

(d)(6)(ix)	Amendment No. 4, effective April 30, 2010, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[59]

(d)(6)(x)	Amendment No. 5, effective June 1, 2010, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[63]

(d)(7)	Investment Advisory Agreement between EQFC and Merrill Lynch Asset Management, L.P. dated April 1997.[4]

(d)(7)(i)	Investment Advisory Agreement between EQFC and Fund Asset Management (“FAM”) dated May 1, 2000.[17]

(d)(7)(ii)	Form of Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[20]

(d)(7)(iii)	Amendment No. 2 dated as of December 6, 2001, to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[21]

(d)(7)(iv)	Amendment No. 3, dated as of August 18, 2003, to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[26]

(d)(7)(v)	Investment Advisory Agreement between AXA Equitable and Merrill Lynch Investment Managers International Limited dated December 12, 2003 with respect to the EQ/Mercury International Value Portfolio.[26]

(d)(7)(vi)	Amendment No. 4 dated as of December 2, 2005 to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[44]

(d)(7)(vii)	Amendment No. 5 dated as of August 24, 2006 to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[44]

(d)(8)	Investment Advisory Agreement between EQFC and Lazard Frères & Co. LLC (“Lazard”) dated December 9, 1997.[7]

(d)(8)(i)	Amendment No. 1, dated as of March 1, 2001, to Investment Advisory Agreement between AXA Equitable and Lazard dated December 9, 1997.[20]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Lazard (dba Lazard Asset Management) dated July 10, 2002.[23]

(d)(8)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Lazard Asset Management LLC (“Lazard”) dated July 31, 2003.[26]

(d)(8)(iv)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Lazard dated August 18, 2003.[26]

(d)(8)(v)	Investment Advisory Agreement between AXA Equitable and Lazard dated May 5, 2005.[44]

(d)(9)	Investment Advisory Agreement between EQFC and J.P. Morgan Investment Management, Inc. (“J. P. Morgan”) dated December 9, 1997.[7]

C-6

(d)(9)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated July 10, 2002.[23]

(d)(9)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated July 31, 2003.[26]

(d)(9)(iii)	Amendment No. 1, dated December 13, 2004 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated July 31, 2003.[32]

(d)(9)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated August 1, 2006.[44]

(d)(9)(v)	Amendment No. 1 dated July 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated August 1, 2006.[51]

(d)(9)(vi)	Amendment No. 2 dated January 15, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated August 1, 2006.[51]

(d)(10)	Investment Advisory Agreement between EQFC and Credit Suisse Asset Management, LLC dated as of July 1, 1999.[12]

(d)(11)	Investment Advisory Agreement between EQFC and Evergreen Asset Management Corp. dated as of December 31, 1998.[11]

(d)(11)(i)	Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between AXA Equitable and Evergreen Asset Management Corp. dated as of December 31, 1998.[21]

(d)(11)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen Investment Management Company (“Evergreen”) dated as of July 31, 2003.[26]

(d)(11)(iii)	Amendment No. 1 dated September 30, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated as of July 31, 2003.[38]

(d)(11)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated August 1, 2006.[44]

(d)(11)(v)	Amendment No. 1 dated May 1, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated August 1, 2006.[45]

(d)(11)(vi)	Investment Advisory Agreement dated May 1, 2007 between AXA Equitable, Evergreen and First International Advisors, LLC d/b/a Evergreen International Advisors (“Evergreen International”)[45]

(d)(11)(vii)	Investment Advisory Agreement dated October 28, 2008 by and between AXA Equitable and Evergreen.[51]

(d)(11)(viii)	Investment Advisory Agreement dated October 28, 2008 by and between AXA Equitable, Evergreen and Evergreen International.[51]

(d)(11)(ix)	Investment Advisory Agreement by and among AXA Equitable, Evergreen and Evergreen International dated as of January 8, 2009.[55]

C-7

(d)(11)(x)	Amendment No. 1 dated as of May 1, 2009 to the Investment Advisory Agreement dated January 8, 2009 by and between AXA Equitable and Evergreen International.[55]

(d)(11)(xi)	Amended and Restated Investment Advisory Agreement by and among AXA Equitable, Evergreen and First International Advisors, LLC (“First International”) dated as of July 7, 2009.[57]

(d)(12)(i)	Form of Investment Advisory Agreement between EQFC and Alliance Capital Management L.P. (“Alliance”) dated as of May 1, 1999.[11]

(d)(12)(ii)	Amendment No. 1, dated as of October 18, 1999, to Investment Advisory Agreement by and between EQFC and Alliance dated as of May 1, 1999.[14]

(d)(12)(iii)	Amendment No. 2, dated as of May 1, 2000, to Investment Advisory Agreement by and between AXA Equitable and Alliance dated as of May 1, 1999.[15]

(d)(12)(iv)	Amendment No. 3, dated as of March 1, 2001, to Investment Advisory Agreement by and between AXA Equitable and Alliance dated as of May 1, 1999.[20]

(d)(12)(v)	Amendment No. 4, dated as of May 21, 2001, to Investment Advisory Agreement by and between AXA Equitable and Alliance dated May 1, 1999.[20]

(d)(12)(vi)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated as of December 5, 2001.[21]

(d)(12)(vii)	Amendment No. 1 dated November 22, 2002 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[23]

(d)(12)(viii)	Interim Investment Advisory Agreement dated January 2, 2003 between AXA Equitable and Alliance with respect to EQ/Small Company Index Portfolio and EQ/International Equity Index Portfolio dated January 2, 2003.[23]

(d)(12)(ix)	Investment Advisory Agreement between AXA Equitable and Alliance dated May 1, 2003 with respect to the EQ/Small Company Index Portfolio.[26]

(d)(12)(ix)(a)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated August 1, 2006, with respect to the EQ/Small Company Index Portfolio.[44]

(d)(12)(x)	Amendment No. 2, dated August 18, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[26]

(d)(12)(xi)	Amendment No. 3, dated December 12, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[26]

(d)(12)(xii)	Amendment No. 4 dated June 16, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[44]

(d)(12)(xiii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein L.P. (“AllianceBernstein”) dated as of August 1, 2006.[44]

C-8

(d)(12)(xiv)	Amendment No. 1 dated June 22, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[48]

(d)(12)(xv)	Amendment No. 2 dated August 17, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[48]

(d)(12)(xvi)	Amendment No. 3 dated December 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[51]

(d)(12)(xvii)	Amendment No. 4 dated January 15, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[51]

(d)(12)(xviii)	Amendment No. 5 dated as of April 1, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[55]

(d)(12)(xix)	Revised Amendment No. 5 effective as of April 1, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2009.[57]

(d)(12)(xx)	Interim Advisory Agreement between AXA Equitable and AllianceBernstein dated as of June 8, 2009.[57]

(d)(12)(xxi)	Amendment No. 6 dated as of February 12, 2010 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[59]

(d)(12)(xxii)	Amendment No. 7 effective August 1, 2010 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[63]

(d)(12)(xxiii)	Amendment No. 8 effective December 15, 2010 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[63]

(d)(12)(xxiv)	Investment Advisory Agreement between AXA Equitable and AllianceBernstein effective October 14, 2010 with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio.[63]

(d)(13)	Investment Advisory Agreement between EQFC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 1999.[11]

(d)(13)(i)	Amendment No. 1, dated as of May 1, 2000, to Investment Advisory Agreement between AXA Equitable and Capital Guardian dated May 1, 1999.[15]

(d)(13)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated November 22, 2002.[23]

C-9

(d)(13)(iii)	Amendment No. 1, dated as of August 18, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of November 22, 2002.[26]

(d)(13)(iv)	Form of Amendment No. 2, dated as of July 1, 2004, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of November 22, 2002.[33]

(d)(13)(v)	Amendment No. 3 dated December 13, 2004 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of November 22, 2002.[32]

(d)(13)(vi)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of August 1, 2006.[44]

(d)(13)(vii)	Amendment No. 1, dated May 25, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of August 1, 2006.[48]

(d)(13)(viii)	Amendment No. 2, dated July 6, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of August 1, 2006.[48]

(d)(13)(ix)	Third Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of July 7, 2009.[57]

(d)(14)	Investment Advisory Agreement between EQFC and Calvert Asset Management Company, Inc. (“Calvert”) dated as of August 30, 1999.[12]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert dated July 10, 2002.[23]

(d)(14)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert dated as of July 31, 2003.[26]

(d)(14)(iii)	Amendment No. 1, dated June 13, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert dated July 31, 2003.[36]

(d)(14)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert, dated as of August 1, 2006.[44]

(d)(15)	Investment Advisory Agreement between EQFC and Brown Capital Management (“Brown”) dated as of August 30, 1999.[12]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Brown dated as of July 10, 2002.[23]

(d)(15)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Brown dated as of July 31, 2003.[26]

C-10

(d)(16)	Investment Advisory Agreement between EQFC and Bankers Trust Company dated as of December 9, 1997.[7]

(d)(16)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Deutsche Asset Management, Inc. (“Deutsche”) dated as of July 10, 2002.[23]

(d)(17)	Investment Advisory Agreement among AXA Equitable, Prudential Investments Fund Management LLC (“Prudential Investments”) and Jennison Associates LLC (“Jennison”) dated as of May 12, 2000.[16]

(d)(17)(i)	Investment Advisory Agreement between AXA Equitable and Jennison dated as of July 10, 2002.[23]

(d)(18)	Investment Advisory Agreement between AXA Equitable and American Express Financial Corporation (“American Express”) dated as of September 1, 2000.[17]

(d)(19)	Investment Advisory Agreement between AXA Equitable and Fidelity Management & Research Company (“Fidelity”) dated as of July 24, 2000.[17]

(d)(19)(i)	Amendment No. 1 dated as of November 1, 2002, to Investment Advisory Agreement between AXA Equitable and Fidelity dated July 24, 2000.[23]

(d)(19)(ii)	Amendment No. 2 dated as of March 1, 2004 to Investment Advisory Agreement between AXA Equitable and Fidelity dated July 24, 2000.[27]

(d)(19)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Fidelity, dated as of August 1, 2006.[44]

(d)(19)(iv)	Amendment No. 1, dated May 17, 2007 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Fidelity, dated as of August 1, 2006.[48]

(d)(20)	Investment Advisory Agreement between AXA Equitable and Janus Capital Corporation dated as of September 1, 2000.[17]

(d)(20)(i)	Amendment No. 1 dated as of January 2, 2002 to Investment Advisory Agreement between AXA Equitable and Janus Capital Corporation dated as of September 1, 2000.[21]

(d)(20)(ii)	Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002.[22]

(d)(20)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus, dated August 1, 2006.[44]

(d)(20)(iv)	Amendment No. 1, dated June 22, 2007 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus, dated August 1, 2006.[48]

(d)(21)	Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel (“Provident”) dated as of February 1, 2001.[18]

(d)(22)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC, (“Marsico”) dated as of February 1, 2001.[18]

C-11

(d)(22)(i)	Amendment No. 1, dated as of September 1, 2001, to the Investment Advisory Agreement between AXA Equitable and Marsico dated as of February 1, 2001.[20]

(d)(22)(ii)	Amendment No. 2, dated as of August 18, 2003, to the Investment Advisory Agreement between AXA Equitable and Marsico dated September 1, 2001.[26]

(d)(22)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated July 9, 2004.[31]

(d)(22)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated August 1, 2006.[44]

(d)(22)(v)	Investment Advisory Agreement between AXA Equitable and Marsico on behalf of MarketPLUS Large Cap Growth Portfolio dated May 25, 2007.[48]

(d)(22)(vi)	Amendment No. 1, dated November 8, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated August 1, 2006.[48]

(d)(22)(vii)	Amendment No. 1, dated November 8, 2007, to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of MarketPLUS Large Cap Growth Portfolio dated May 25, 2007.[48]

(d)(22)(viii)	Investment Advisory Agreement between AXA Equitable and Marsico on behalf of EQ/Marsico Focus Portfolio dated December 14, 2007.[48]

(d)(22)(ix)	Investment Advisory Agreement between AXA Equitable and Marsico on behalf of MarketPLUS Large Cap Growth Portfolio dated December 14, 2007.[48]

(d)(22)(x)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of EQ/Marsico Focus Portfolio dated December 14, 2007.[51]

(d)(22)(xi)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of EQ/Large Cap Growth PLUS Portfolio (formerly MarketPLUS Large Cap Growth Portfolio) dated December 14, 2007.[51]

(d)(22)(xii)	Form of Amendment No. 2 dated as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of the EQ/Marsico Focus Portfolio (effective May 1, 2009, EQ/Focus PLUS Portfolio) dated as of December 14, 2007.[55]

(d)(23)	Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated July 15, 2002.[23]

(d)(23)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated July 9, 2004.[31]

(d)(23)(ii)	Amendment No. 1 dated December 1, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated July 9, 2004.[38]

C-12

(d)(23)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO, dated August 1, 2006.[44]

(d)(23)(iv)	Amendment No. 1 dated July 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of August 1, 2006.[51]

(d)(23)(v)	Form of Amendment No. 2 dated as of May 1, 2009, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of August 1, 2006.[55]

(d)(24)	Investment Advisory Agreement between AXA Equitable and Dresdner RCM Global Investors LLC (“RCM”) dated December 12, 2003.[26]

(d)(25)	Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated December 12, 2003.[26]

(d)(26)	Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington Management”) dated December 12, 2003.[26]

(d)(26)(ii)	Investment Advisory Agreement between AXA Equitable and Wellington Management dated July 9, 2004.[31]

(d)(26)(iii)	Investment Advisory Agreement between AXA Equitable and Wellington Management dated May 25, 2007.[48]

(d)(26)(iv)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Wellington Management dated May 25, 2007.[51]

(d)(27)	Investment Advisory Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated July 9, 2004.[31]

(d)(27)(i)	Amendment No. 1 dated as of December 1, 2004, to the Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated July 9, 2004.[38]

(d)(27)(ii)	Amendment No. 2 dated as of June 16, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated as of July 9, 2004.[38]

(d)(27)(iii)	Amendment No. 3 dated as of September 9, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated July 9, 2004.[38]

(d)(27)(iv)	Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated December 2, 2005.[38]

(d)(27)(v)	Investment Advisory Agreement between AXA Equitable and Boston Advisors, LLC (“Boston Advisors”) dated April 1, 2006.[44]

(d)(28)	Investment Advisory Agreement between AXA Equitable and Caywood-Scholl Capital Management (“Caywood-Scholl”) dated July 9, 2004.[31]

(d)(28)(i)	Amendment No. 1, dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and Caywood-Scholl dated July 9, 2004.[38]

C-13

(d)(28)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Caywood-Scholl, dated as of August 1, 2006.[44]

(d)(29)	Investment Advisory Agreement between AXA Equitable and Fred Alger Management, Inc. (“Alger Management”) dated July 9, 2004.[31]

(d)(30)	Investment Advisory Agreement between AXA Equitable and GAMCO Investors, Inc. (“GAMCO”) dated July 9, 2004.[31]

(d)(30)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and GAMCO dated July 9, 2004.[38]

(d)(30)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and GAMCO Asset Management, Inc. (“GAMCO”) dated August 1, 2006.[44]

(d)(31)	Investment Advisory Agreement between AXA Equitable and MONY Capital, Inc. (“MONY Capital”) dated July 9, 2004.[31]

(d)(32)	Investment Advisory Agreement between AXA Equitable and Montag & Caldwell, Inc. (“Montag”) dated July 9, 2004.[31]

(d)(32)(i)	Amendment No. 1 dated as of December 13, 2004 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Montag dated July 9, 2004.[32]

(d)(32)(ii)	Amendment No. 2 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag dated July 9, 2004.[48]

(d)(32)(iii)	Investment Advisory Agreement between AXA Equitable and Montag dated October 24, 2007.[48]

(d)(32)(iv)	Investment Advisory Agreement between AXA Equitable and Montag dated March 31, 2008.[49]

(d)(32)(v)	Investment Advisory Agreement between AXA Equitable and Montag dated September 28, 2008.[51]

(d)(32)(vi)	Investment Advisory Agreement between AXA Equitable and Montag dated October 5, 2008.[51]

(d)(32)(vii)	Investment Advisory Agreement between AXA Equitable and Montag dated December 4, 2008.[51]

(d)(32)(viii)	Investment Advisory Agreement between AXA Equitable and Montag dated May 21, 2009.[57]

(d)(32)(ix)	Investment Advisory Agreement between AXA Equitable and Montag & Caldwell LLC (“Montag”) dated as of September 24, 2010.[63]

(d)(33)	Investment Advisory Agreement between AXA Equitable and Rockefeller & Co., Inc. (“Rockefeller”) dated July 9, 2004.[31]

C-14

(d)(34)	Investment Advisory Agreement between AXA Equitable and SSgA Funds Management, Inc. (“SSgA FM”) dated July 9, 2004.[31]

(d)(34)(i)	Investment Advisory Agreement between AXA Equitable and SSgA FM dated December 1, 2008.[51]

(d)(34)(ii)	Amendment No. 1, effective as of January 1, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated December 1, 2008.[51]

(d)(34)(iii)	Amendment No. 2, dated as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[55]

(d)(34)(iv)	Revised Amendment No. 2, effective as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[57]

(d)(34)(v)	Amendment No. 3, effective as of September 29, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[57]

(d)(34)(vi)	Amendment No. 4 effective as of February 1, 2010 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[59]

(d)(34)(v)	Amendment No. 5 effective as of October 25, 2010 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[63]

(d)(35)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated July 9, 2004.[31]

(d)(35)(i)	Amendment No. 1 dated December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and TCW dated July 9, 2004.[38]

(d)(35)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW, dated August 1, 2006.[44]

(d)(36)	Investment Advisory Agreement between AXA Equitable and UBS Global Asset Management (Americas) Inc. (“UBS”) dated July 9, 2004.[31]

(d)(36)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and UBS dated July 9, 2004.[38]

(d)(36)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and UBS dated August 1, 2006.[44]

(d)(37)	Investment Advisory Agreement between AXA Equitable and William D. Witter, Inc. (“William Witter”) dated July 9, 2004.[31]

(d)(38)	Investment Advisory Agreement between AXA Equitable Life Insurance Company (“AXA Equitable”) and Wells Capital Management (“Wells Capital”) dated October 1, 2004.[31]

(d)(38)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wells Capital, dated August 1, 2006.[44]

C-15

(d)(38)(ii)	Amendment No. 1 dated as of December 1, 2006, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Wells Capital, dated August 1, 2006.[44]

(d)(38)(iii)	Amendment No. 2 dated as of May 25, 2007, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Wells Capital, dated August 1, 2006.[48]

(d)(38)(iv)	Investment Advisory Agreement between AXA Equitable and Wells Capital effective as of April 30, 2010.[59]

(d)(38)(v)	Investment Advisory Agreement between AXA Equitable, Wells Capital and First International dated April 30, 2010.[59]

(d)(39)	Investment Advisory Agreement between AXA Equitable and Bear Stearns Asset Management, Inc. (“Bear Stearns”) dated December 13, 2004.[32]

(d)(39)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Bear Stearns dated August 1, 2006.[44]

(d)(40)	Investment Advisory Agreement between AXA Equitable and Lord, Abbett & Co. LLC (“Lord Abbett”) dated May 1, 2005.[34]

(d)(40)(i)	Amendment No. 1, dated as of September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and Lord Abbett dated May 1, 2005.[57]

(d)(41)	Investment Advisory Agreement between AXA Equitable and The Dreyfus Corporation (“Dreyfus”) dated June 16, 2005.[36]

(d)(41)(i)	Amendment No. 1, dated June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Dreyfus dated June 16, 2005.[48]

(d)(42)	Investment Advisory Agreement between AXA Equitable and Bridgeway Capital Management, Inc. (“Bridgeway”) dated June 13, 2005.[36]

(d)(42)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Bridgeway dated as of August 1, 2006.[44]

(d)(43)	Investment Advisory Agreement between AXA Equitable and Ariel Capital Management, LLC (“Ariel”) dated September 30, 2005.[38]

(d)(44)	Investment Advisory Agreement between AXA Equitable and Legg Mason Funds Management, Inc. (“Legg Mason”) dated September 30, 2005.[38]

(d)(45)	Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management, LLC (“AXA Rosenberg”) dated August 1, 2006.[44]

(d)(46)	Investment Advisory Agreement between AXA Equitable and Davis Selected Advisers, L.P. (“Davis”) dated August 1, 2006.[41]

(d)(47)	Investment Advisory Agreement between AXA Equitable and Franklin Advisory Services, LLC (“Franklin”) dated September 15, 2006.[44]

C-16

(d)(47)(i)	Amendment No. 1, dated as of June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Franklin dated September 15, 2006.[48]

(d)(47)(ii)	Amendment No. 2, dated as of May 1, 2009, to the Investment Advisory Agreement between AXA Equitable and Franklin dated as of September 15, 2006.[57]

(d)(48)	Investment Advisory Agreement between AXA Equitable and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated September 15, 2006.[44]

(d)(48)(i)	Amendment No. 1 dated as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and Franklin Mutual dated as of September 15, 2006.[57]

(d)(48)(ii)	Amendment No. 2, dated as of September 29, 2009 to the Investment Advisory Agreement between AXA Equitable and Franklin Mutual dated as of September 15, 2006.[57]

(d)(49)	Investment Advisory Agreement between AXA Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated August 1, 2006.[44]

(d)(49)(i)	Amendment No. 1 effective as of June 5, 2009 to the Investment Advisory Agreement between the Trust and Oppenheimer dated August 1, 2006.[57]

(d)(50)	Investment Advisory Agreement between AXA Equitable and Templeton Global Advisors Limited (“Templeton”) dated September 15, 2006.[44]

(d)(50)(i)	Amendment No. 1, dated as of June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Templeton dated September 15, 2006.[48]

(d)(50)(ii)	Amendment No. 2, dated as of May 1, 2009, to the Investment Advisory Agreement between AXA Equitable and Templeton dated as of September 15, 2006.[57]

(d)(50)(iii)	Amendment No. 3, dated as of September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and Templeton dated as of September 15, 2006.[57]

(d)(51)	Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. (“Franklin Advisers”) dated September 15, 2006.[44]

(d)(51)(i)	Amendment No. 1, dated as of June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Franklin Advisers dated as of September 15, 2006.[48]

(d)(51)(ii)	Amendment No. 2, dated as of May 1, 2009, to the Investment Advisory Agreement between AXA Equitable and Franklin Advisers dated as of September 15, 2006.[57]

(d)(51)(iii)	Amendment No. 3, dated as of September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and Franklin Advisers dated as of September 15, 2006.[57]

(d)(52)	Investment Advisory Agreement between AXA Equitable and Standish Mellon Asset Management Company, LLC (“Standish”) dated August 1, 2006.[41]

(d)(52)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Standish dated as of July 11, 2007.[48]

C-17

(d)(53)	Investment Advisory Agreement between AXA Equitable and BlackRock Financial Management, Inc. (“BlackRock Financial”), dated as of October 1, 2006.[44]

(d)(53)(i)	Amendment No. 1 dated as of July 1, 2008, to the Investment Advisory Agreement between AXA Equitable and BlackRock Financial dated as of October 1, 2006.[51]

(d)(54)	Investment Advisory Agreement between AXA Equitable and BlackRock Investment Management LLC (“BlackRock Investment”), dated as of October 1, 2006.[44]

(d)(54)(i)	Amendment No. 1, dated as of July 11, 2007, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[48]

(d)(54)(ii)	Amendment No. 2 dated as of July 1, 2008, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[51]

(d)(54)(iii)	Amendment No. 3 dated as of April 1, 2009, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[55]

(d)(54)(iv)	Investment Advisory Agreement between AXA Equitable and BlackRock Investment with respect to the Tactical Manager Portfolios, effective as of May 27, 2009.[56]

(d)(54)(v)	Revised Amendment No. 3 effective as of April 1, 2009, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[57]

(d)(54)(vi)	Amendment No. 4 effective September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[57]

(d)(54)(vii)	Amendment No. 5 dated effective February 12, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[59]

(d)(54)(viii)	Amendment No. 1 dated effective February 1, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment with respect to the Tactical Manager Portfolios, effective as of May 27, 2009.[59]

(d)(54)(ix)	Revised Amendment No. 5 dated effective February 12, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[59]

(d)(54)(x)	Amendment No. 2 effective August 1, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment with respect to the Tactical Manager Portfolios, dated May 27, 2009.[63]

(d)(54)(xi)	Amendment No. 3 dated February 1, 2011, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of May 27, 2009. (filed herewith)

(d)(55)	Investment Advisory Agreement between AXA Equitable and BlackRock Investment Management International Limited (“BlackRock International”), dated as of October 1, 2006.[44]

C-18

(d)(55)(i)	Amendment No. 1, dated as of July 11, 2007, to the Investment Advisory Agreement between AXA Equitable and BlackRock International dated as of October 1, 2006.[48]

(d)(55)(ii)	Amendment No. 2 dated as of July 1, 2008, to the Investment Advisory Agreement between AXA Equitable and BlackRock International dated as of October 1, 2006.[51]

(d)(55)(iii)	Investment Advisory Agreement between AXA Equitable and BlackRock International Limited (“BlackRock International”) dated as of June 2, 2009.[57]

(d)(56)	Investment Advisory Agreement between AXA Equitable and Eagle Asset Management, Inc. (“Eagle”), dated as of December 11, 2006.[44]

(d)(57)	Investment Advisory Agreement between AXA Equitable and Institutional Capital LLC (“ICAP”) dated May 25, 2007.[48]

(d)(57)(i)	Amendment No. 1 dated June 22, 2007 to the Investment Advisory Agreement between AXA Equitable and ICAP dated May 25, 2007.[51]

(d)(57)(ii)	Amendment No. 2 dated as of May 1, 2008, to the Investment Advisory Agreement between AXA Equitable and ICAP dated May 25, 2007.[51]

(d)(57)(iii)	Amendment No. 3 effective as of March 1, 2010, to the Investment Advisory Agreement between AXA Equitable and ICAP dated May 25, 2007.[63]

(d)(58)	Investment Advisory Agreement between AXA Equitable and Mellon Equity Associates (“Mellon Equity”) dated May 25, 2007.[48]

(d)(58)(i)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Mellon Capital Management Corporation (formerly Mellon Equity) (“Mellon Capital”) dated May 25, 2007.[51]

(d)(59)	Investment Advisory Agreement between AXA Equitable and Wentworth Hauser and Violich, Inc. (“Wentworth Hauser”) dated May 1, 2007.[48]

(d)(59)(i)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Wentworth Hauser dated May 1, 2007.[51]

(d)(60)	Amended and Restated Investment Advisory Agreement between AXA Equitable, Wentworth Hauser and Hirayama Investments, LLC (“Hirayama Investments”) dated as of December 1, 2008.[51]

(d)(61)	Investment Advisory Agreement between AXA Equitable and BlackRock Capital Management, Inc. (“BlackRock Capital”) effective as of September 1, 2009.[57]

(d)(62)	Investment Advisory Agreement between AXA Equitable and Invesco Advisers, Inc. (“Invesco”) dated as of May 31, 2010.[63]

(d)(63)	Investment Advisory Agreement between AXA Equitable and Northern Cross, LLC dated as of February 1, 2011. (filed herewith)

(d)(64)	Investment Advisory Agreement between AXA Equitable and Templeton Investment Counsel, LLC dated as of March 1, 2011. (filed herewith)

C-19

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[4]

(e)(1)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[7]

(e)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[11]

(e)(1)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[11]

(e)(1)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[14]

(e)(1)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors, LLC (“AXA Advisors”) with respect to the Class IA shares dated April 14, 1997.[14]

(e)(1)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997.[17]

(e)(1)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997.[20]

(e)(2)(i)	Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[4]

(e)(2)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[7]

(e)(2)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[11]

(e)(2)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[11]

(e)(2)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[14]

(e)(2)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[14]

(e)(2)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[17]

C-20

(e)(2)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[20]

(e)(3)(i)	Distribution Agreement between the Trust and Equitable Distributors, Inc. (“EDI”) with respect to the Class IA shares dated April 14, 1997.[4]

(e)(3)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[7]

(e)(3)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[11]

(e)(3)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[11]

(e)(3)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[14]

(e)(3)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[14]

(e)(3)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[17]

(e)(3)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[20]

(e)(4)(i)	Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[4]

(e)(4)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[7]

(e)(4)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[11]

(e)(4)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[11]

(e)(4)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[14]

(e)(4)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[14]

(e)(4)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to Class IB shares dated as of April 14, 1997.[17]

(e)(4)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and EDI with respect to Class IB shares dated as of April 14, 1997.[20]

C-21

(e)(5)(i)	Distribution Agreement dated as of January 2, 2002, between the Trust and AXA Distributors, LLC (“AXA Distributors”) with respect to the Class IA shares.[21]

(e)(5)(ii)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as July 15, 2002 with respect to Class IA shares.[23]

(e)(5)(iii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[26]

(e)(5)(iv)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[31]

(e)(5)(v)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[31]

(e)(5)(vi)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[33]

(e)(5)(vii)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[37]

(e)(5)(viii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[41]

(e)(5)(ix)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[45]

(e)(5)(x)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[46]

(e)(5)(xi)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[47]

(e)(5)(xii)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[51]

(e)(5)(xiii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[53]

C-22

(e)(5)(xiv)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[54]

(e)(5)(xv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[57]

(e)(5)(xvi)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(5)(xvii)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(6)(i)	Distribution Agreement dated as of January 2, 2002, between the Trust and AXA Distributors with respect to the Class IB shares.[21]

(e)(6)(ii)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(e)(6)(iii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[26]

(e)(6)(iv)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[31]

(e)(6)(v)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[31]

(e)(6)(vi)	Amendment No. 4, dated May 1, 2005to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[33]

(e)(6)(vii)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[37]

(e)(6)(viii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[41]

(e)(6)(ix)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[45]

C-23

(e)(6)(x)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[46]

(e)(6)(xi)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[47]

(e)(6)(xii)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[51]

(e)(6)(xiii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[53]

(e)(6)(xiv)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[54]

(e)(6)(xv)	Amendment No. 13 dated September 29,2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[57]

(e)(6)(xvi)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(6)(xvii)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(7)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002, with respect to Class IA shares.[23]

(e)(7)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares.[26]

(e)(7)(iii)	Amendment No. 2, dated July 8, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IA shares.[31]

(e)(7)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IA shares.[31]

(e)(7)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[33]

C-24

(e)(7)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[37]

(e)(7)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[41]

(e)(7)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[45]

(e)(7)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[46]

(e)(7)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[47]

(e)(7)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[51]

(e)(7)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[53]

(e)(7)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[54]

(e)(7)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[57]

(e)(7)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(7)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(8)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002, with respect to Class IB shares.[23]

(e)(8)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares.[26]

C-25

(e)(8)(iii)	Amendment No. 2, dated July 8, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IB shares.[31]

(e)(8)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IB shares.[31]

(e)(8)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[33]

(e)(8)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[37]

(e)(8)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[41]

(e)(8)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[45]

(e)(8)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[46]

(e)(8)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[47]

(e)(8)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[51]

(e)(8)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[53]

(e)(8)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[54]

(e)(8)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[57]

(e)(8)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[63]

C-26

(e)(8)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(9)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[31]

(e)(9)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[46]

(e)(9)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[55]

(e)(9)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Advisors dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[57]

(e)(10)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[31]

(e)(10)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[46]

(e)(10)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[55]

(e)(10)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[57]

(e)(11)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[31]

(e)(11)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[46]

(e)(11)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[55]

(e)(11)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[57]

(e)(12)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[31]

C-27

(e)(12)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[46]

(e)(12)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[55]

(e)(12)(iv)	Amendment No. 3 dated as of September 29 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[57]

(f)	Form of Deferred Compensation Plan.[3]

(g)	Custodian Agreements

(g)(1)(i)	Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997 and Global Custody Rider.[4]

(g)(1)(ii)	Amendment No. 1, dated December 9, 1997, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[7]

(g)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[11]

(g)(1)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[11]

(g)(1)(v)	Form of Amendment No. 4, dated as of August 30, 1999, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[14]

(g)(1)(vi)	Form of Amendment No. 5, dated as of May 1, 2000, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[14]

(g)(1)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 14, 1997.[17]

(g)(1)(viii)	Global Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001.[20]

(g)(1)(ix)	Amendment No. 1, dated as of September 1, 2001, to the Global Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001.[21]

(g)(2)(i)	Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and the Trust dated August 31, 1998.[11]

(g)(3)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[22]

(g)(3)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[26]

C-28

(g)(3)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[31]

(g)(3)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[31]

(g)(3)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[33]

(g)(3)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[37]

(g)(3)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[44]

(g)(3)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[45]

(g)(3)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[46]

(g)(3)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[47]

(g)(3)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[51]

(g)(3)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[51]

(g)(3)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[53]

(g)(3)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[54]

(g)(3)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[57]

(g)(3)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[57]

(g)(3)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[63]

(g)(3)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[63]

C-29

(g)(3)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement dated February 1, 2002. (filed herewith)

(g)(4)(i)	Form of Custody Agreement between the Trust and State Street Bank and Trust Company with respect to the MONY Portfolios.[29]

(g)(4)(ii)	Form of Custody Agreement between AXA Equitable and Custodial Trust Company (“CTC”) with respect to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio [43]

(h)	Other Material Contracts

(h)(1)(i)	Mutual Fund Services Agreement between the Trust and Chase Global Funds Services Company dated April 25, 1997.[4]

(h)(1)(ii)	Form of Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[14]

(h)(1)(iii)	Amendment No. 1 dated May 1, 2005 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[36]

(h)(1)(iv)	Amendment No. 2 dated as of May 1, 2006, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[38]

(h)(1)(v)	Amendment No. 3 dated as of August 1, 2006, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[44]

(h)(1)(vi)	Amendment No. 4 dated as of May 1, 2007, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[45]

(h)(1)(vii)	Amendment No. 5 dated as of July 11, 2007 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[46]

(h)(1)(viii)	Amendment No. 6 dated as of January 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[47]

(h)(1)(ix)	Amendment No. 7 dated as of May 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(h)(1)(x)	Amendment No. 8 dated December 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(h)(1)(xi)	Amendment No. 9 dated January 1, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[53]

(h)(1)(xii)	Revised Amendment No. 10 dated May 1, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[56]

(h)(1)(xiii)	Amendment No. 11 dated September 29, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[57]

(h)(1)(xiv)	Form of Amendment No. 12 dated June , 2010 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[58]

C-30

(h)(1)(xv)	Amendment No. 13 dated as of August 16, 2010 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[63]

(h)(1)(xvi)	Amendment No. 14 dated as of December 15, 2010 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[63]

(h)(1)(A)	Sub-Administration Agreement between AXA Equitable and JPMorgan Investor Services Co. (formerly, “Chase Global Funds Services Company”) dated May 1, 2000 as amended November 1, 2004.[39]

(h)(1)(B)	Form of Sub-Administration Agreement between AXA Equitable and State Street Bank and Trust Company (“SSB&T”) with respect to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.[43]

(h)(1)(C)	Form of Sub-Accounting Services Agreement between AXA Equitable and SSB&T with respect to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.[43]

(h)(2)(i)	Amended and Restated Expense Limitation Agreement between the Trust and EQFC dated March 3, 1998.[8]

(h)(2)(ii)	Amended and Restated Expense Limitation Agreement by and between EQFC and the Trust dated as of December 31, 1998.[11]

(h)(2)(iii)	Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.[11]

(h)(2)(iv)	Amendment No. 1, dated as of August 30, 1999, to the Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.[14]

(h)(2)(v)	Second Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2000.[14]

(h)(2)(vi)	Revised Amendment No. 1, dated September 1, 2000 to the Second Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2000.[17]

(h)(2)(vii)	Third Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2001.[19]

(h)(2)(viii)	Amendment No. 1, dated as of September 1, 2001, to the Third Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2001.[20]

(h)(2)(ix)	Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust, dated as of May 1, 2002.[23]

(h)(2)(x)	Amendment No. 1, dated as of May 1, 2003 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[26]

(h)(2)(xi)	Expense Limitation Agreement between AXA Equitable and the Trust, dated as of April 1, 2004, with respect to the MONY Portfolios.[31]

C-31

(h)(2)(xi)(A)	Expense Limitation Agreement between AXA Equitable and the Trust dated as of July 9, 2004 with respect to the MONY Portfolios.[38]

(h)(2)(xii)	Amendment No. 2 dated as of May 1, 2004 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[27]

(h)(2)(xiii)	Amendment No. 3 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[31]

(h)(2)(xiv)	Amendment No. 4 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated May 1, 2002.[33]

(h)(2)(xv)	Amendment No. 5 dated September 30, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated May 1, 2002.[37]

(h)(2)(xvi)	Amendment No. 1 dated September 9, 2005 to the Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[36]

(h)(2)(xvii)	Amendment No. 6 dated October 1, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[38]

(h)(2)(xviii)	Amendment No. 7 dated May 1, 2006 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[39]

(h)(2)(xix)	Amendment No. 2 dated May 1, 2006 to Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[39]

(h)(2)(xx)	Amendment No. 8 dated August 1, 2006 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[41]

(h)(2)(xxi)	Amendment No. 3 dated August 1, 2006 to the Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[44]

(h)(2)(xxii)	Amendment No. 9 dated May 1, 2007 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[45]

(h)(2)(xxiii)	Amendment No. 4 dated May 1, 2007 to the Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[45]

(h)(2)(xxiv)	Amendment No. 10 dated May 25, 2007 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[46]

(h)(2)(xxv)	Amendment No. 11 dated January 1, 2008 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[47]

(h)(2)(xxvi)	Amendment No. 5 dated as of July 6, 2007 to the Expense Limitation Agreement between the Trust and AXA Equitable dated July 9, 2004, with respect to the MONY Portfolios.[51]

C-32

(h)(2)(xxvii)	Amendment No. 12 dated May 1, 2008 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[51]

(h)(2)(xxviii)	Amendment No. 6 dated as of September 1, 2008, to the Expense Limitation Agreement between the Trust and AXA Equitable dated July 9, 2004, with respect to the MONY Portfolios.[51]

(h)(2)(xxix)	Amendment No. 13 dated September 1, 2008, to the Expense Limitation Agreement between the Trust and AXA Equitable dated as of May 1, 2002.[51]

(h)(2)(xxx)	Amendment No. 7 dated as of May 1, 2009, to the Expense Limitation Agreement between the Trust and AXA Equitable dated as of July 9, 2004, with respect to the MONY Portfolios.[55]

(h)(2)(xxxi)	Amendment No. 14 dated as of January 1, 2009, to the Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[52]

(h)(2)(xxxii)	Amendment No. 15 dated as of May 1, 2009 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[54]

(h)(2)(xxxiii)	Amendment No. 16 dated as of September 29, 2009 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[57]

(h)(2)(xxxiv)	Amendment No. 8 dated as of September 25, 2009 to the Expense Limitation Agreement between the Trust and AXA Equitable dated July 9, 2004.[57]

(h)(2)(xxxv)	Amendment No. 17 dated as of May 1, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[59]

(h)(2)(xxxvi)	Amendment No. 18 dated as of August 1, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxvii)	Amendment No. 19 dated as of August 16, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxviii)	Amendment No. 20 dated as of December 15, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxix)	Amendment No. 21 effective December 15, 2010, to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxx)	Amendment No. 22 effective February 1, 2011, to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(3)(i)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of each series of the Trust except for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, the JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio dated April 14, 1997.[4]

C-33

(h)(3)(ii)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio dated December 9, 1997.[7]

(h)(3)(iii)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the MFS Income with Growth Portfolio, EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated December 31, 1998.[11]

(h)(4)(i)	Participation Agreement by and among the Trust, AXA Equitable, EDI and EQFC dated April 14, 1997.[4]

(h)(4)(ii)	Amendment No. 1, dated December 9, 1997, to the Participation Agreement by and among the Trust, AXA Equitable, EDI, and EQFC dated April 14, 1997.[7]

(h)(4)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Participation Agreement by and among the Trust, AXA Equitable, EDI, and EQFC dated April 14, 1997.[11]

(h)(4)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to the Participation Agreement among the Trust, AXA Equitable, EDI, and EQFC dated April 14, 1997.[11]

(h)(4)(v)	Form of Amendment No. 4, dated as of October 18, 1999, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[14]

(h)(4)(vi)	Form of Amendment No. 5, dated as of May 1, 2000, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[15]

(h)(4)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[17]

(h)(4)(viii)	Amendment No. 7, dated September 1, 2001, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[20]

(h)(4)(ix)	Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated as of July 15, 2002.[23]

(h)(4)(x)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[26]

(h)(4)(xi)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[31]

(h)(4)(xii)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[31]

(h)(4)(xiii)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[33]

C-34

(h)(4)(xiv)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[39]

(h)(4)(xv)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[44]

(h)(4)(xvi)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[45]

(h)(4)(xvii)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[47]

(h)(4)(xviii)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[51]

(h)(4)(xix)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[53]

(h)(4)(xx)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[54]

(h)(4)(xxi)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[57]

(h)(4)(xxii)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[63]

(h)(4)(xxiii)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[63]

(h)(5)	Retirement Plan Participation Agreement dated December 1, 1998 among the Trust, EQFC, The Equitable Investment Plan for Employees, Managers and Agents and AXA Equitable.[11]

(h)(5)(i)	Form of Amendment No. 1, dated April 30, 1999, to the Retirement Plan Participation Agreement among the Trust, EQFC, The Equitable Investment Plan for Employees, Managers and Agents and AXA Equitable.[11]

(h)(5)(ii)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated as of July 10, 2002.[23]

C-35

(h)(6)	License Agreement Relating to Use of Name between Merrill Lynch & Co., Inc., and the Trust dated April 28, 1997.[4]

(h)(7)	Form of Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors with respect to the MONY Portfolios.[25]

(h)(8)	Form of Transfer Agency Agreement by and between the Trust and State Street Bank and Trust Company for the MONY Portfolios.[29]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered.[1]

(i)(2)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and JPM Core Bond Portfolio.[5]

(i)(3)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio.[6]

(i)(4)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, and MFS Growth with Income Portfolio.[9]

(i)(5)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Alliance Premier Growth Portfolio, EQ/Capital Research Portfolio, EQ/Capital U.S. Equities Portfolio and EQ/Capital International Equities Portfolio.[10]

(i)(6)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Balanced Portfolio, Alliance Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Global Portfolio, Alliance International Portfolio and the Calvert Socially Responsible Portfolio.[12]

(i)(7)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Technology Portfolio.[15]

(i)(8)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities registered with respect to the EQ/Putnam Investors Growth Portfolio, the EQ/Putnam Balanced Portfolio, the MFS Emerging Growth Companies Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio, the Warburg Pincus Small Company Value Portfolio, the Merrill Lynch Global Allocation Portfolio and the Merrill Lynch Basic Value Portfolio.[17]

C-36

(i)(9)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, EQ/Janus Large Cap Growth Portfolio and FI Mid Cap Portfolio.[17]

(i)(10)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the EQ/Marsico Focus Portfolio.[20]

(i)(11)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the MONY Portfolios.[30]

(i)(12)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the portfolios of the Trust other than the MONY Portfolios.[27]

(i)(13)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the EQ/Wells Fargo Small Company Growth Portfolio.[31]

(i)(14)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered by the Trust, including securities of its new series EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, and EQ/Van Kampen Mid Cap Growth Portfolio.[33]

(i)(15)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with respect to the EQ/Enterprise Moderate Allocation Portfolio.[36]

(i)(16)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with respect to the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Fund and EQ/Legg Mason Value Equity Portfolio.[37]

(i)(18)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP.[41]

(i)(19)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP.[45]

(i)(20)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP with respect to the Crossings Allocation Portfolios.[47]

(i)(21)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP.[49]

(i)(22)	Opinion and Consent of K&L Gates LLP with respect to the AXA Conservative Strategy, AXA Conservative Growth Strategy, AXA Balanced Strategy and AXA Moderate Growth Strategy Portfolios.[52]

(i)(22)(a)	Opinion and Consent of K&L Gates LLP with respect to the AXA Growth Strategy Portfolio.[54]

(i)(23)	Opinion and Consent of K&L Gates LLP with respect to the Tactical Manager Portfolios.[56]

C-37

(i)(24)	Opinion and Consent of K&L Gates LLP.[59]

(i)(25)	Opinion and Consent of K&L Gates LLP with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio.[60]

(i)(26)	Opinion and Consent of K&L Gates LLP with respect to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.[62]

(i)(27)	Opinion and Consent of K&L Gates LLP. (filed herewith)

(j)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (filed herewith)

(k)	None

(l)	Stock Subscription Agreement between the Trust, on behalf of the T. Rowe Price Equity Income Portfolio, and Separate Account FP.[3]

(m)	Distribution Plans

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) for the Trust’s Class IB shares adopted March 31, 1997.[4]

(m)(1)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010.[61]

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios.[28]

(m)(2)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010.[61]

(n)	Multiple Class Plan

(n)(1)	Plan Pursuant to Rule 18f-3 under the 1940 Act.[4]

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, AXA Advisors and EDI.[15]

(p)(1)(i)	Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 and amended and restated on July 11, 2000.[17]

(p)(1)(ii)	Revised Code of Ethics of Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 10, 2003.[27]

(p)(1)(iii)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 9, 2004.[32]

(p)(1)(iv)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997.[33]

C-38

(p)(1)(v)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997, as amended June 2007.[48]

(p)(1)(vi)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997, as amended July 2008.[51]

(p)(2)	Code of Ethics of Alliance dated August 1999.[15]

(p)(2)(i)	Code of Ethics of Alliance dated as of February 2000, as amended and restated.[17]

(p)(2)(ii)	Revised Code of Ethics of Alliance dated January 1, 2001.[18]

(p)(2)(iii)	Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions of Alliance dated April 2002.[23]

(p)(2)(iv)	Revised Code of Ethics of Alliance effective June 30, 2003.[26]

(p)(2)(v)	Revised Code of Ethics of Alliance effective October 2004.[32]

(p)(2)(vi)	Revised Code of Ethics of Alliance effective May 2005.[38]

(p)(2)(vii)	Revised Code of Ethics of AllianceBernstein effective January 2007.[48]

(p)(2)(viii)	Revised Code of Ethics of AllianceBernstein, updated February 2008.[51]

(p)(2)(ix)	Revised Code of Ethics of AllianceBernstein, updated January 2009.[57]

(p)(2)(x)	Revised Code of Ethics of AllianceBernstein, updated October 2009.[59]

(p)(2)(xi)	Revised Code of Ethics of AllianceBernstein, updated April 2010.[63]

(p)(3)	Code of Ethics of Bankers Trust/Deutsche Bank.[15]

(p)(3)(i)	Code of Ethics of Deutsche effective as of May 26, 2000.[17]

(p)(3)(ii)	Revised Code of Ethics of Deutsche dated May 2000 revised November 2001.[21]

(p)(4)	Code of Ethics of Brown, Inc. dated February 10, 1994.[15]

(p)(4)(i)	Revised Code of Ethics of Brown.[17]

(p)(5)	Code of Ethics of Calvert.[15]

(p)(5)(i)	Code of Ethics and Insider Trading Policy and Procedures of Calvert.[23]

(p)(5)(ii)	Revised Code of Ethics of Calvert effective June 4, 2003.[26]

(p)(5)(iii)	Revised Code of Ethics of Calvert effective October 22, 2003.[27]

(p)(5)(iv)	Revised Code of Ethics of Calvert effective October 2004.[32]

(p)(5)(v)	Revised Code of Ethics of Calvert, effective January 1, 2008.[49]

C-39

(p)(5)(vi)	Revised Code of Ethics of Calvert, effective February 2009.[57]

(p)(6)	Code of Ethics of Capital Guardian.[15]

(p)(6)(i)	Code of Ethics of Capital Guardian effective October 1, 2002.[26]

(p)(6)(ii)	Revised Code of Ethics of Capital Guardian effective December 2006.[45]

(p)(6)(iii)	Revised Code of Ethics of Capital Guardian effective September 2007.[48]

(p)(6)(iv)	Revised Code of Ethics of Capital Guardian effective December 2007.[49]

(p)(6)(vi)	Revised Code of Ethics of Capital Guardian effective September 2008.[51]

(p)(6)(vii)	Revised Code of Ethics of Capital Guardian effective December 2008.[55]

(p)(6)(viii)	Revised Code of Ethics of Capital Guardian effective June 2009.[57]

(p)(6)(ix)	Revised Code of Ethics of Capital Guardian effective September 2010.[63]

(p)(7)	Code of Ethics of Evergreen dated December 17, 1999.[15]

(p)(7)(i)	Revised Code of Ethics of Evergreen effective September 1, 2003.[26]

(p)(7)(ii)	Revised Code of Ethics of Evergreen effective January 2, 2004.[27]

(p)(7)(iii)	Revised Code of Ethics of Evergreen, effective February 1, 2005.[33]

(p)(7)(iv)	Revised Code of Ethics of Evergreen, effective July 2007.[48]

(p)(7)(v)	Revised Code of Ethics of Evergreen, effective June 2009.[57]

(p)(8)	Code of Ethics of J.P. Morgan.[15]

(p)(8)(i)	Revised Code of Ethics of J.P. Morgan, effective October 25, 2001.[21]

(p)(8)(ii)	Revised Code of Ethics of J.P. Morgan, effective February 1, 2005.[38]

(p)(8)(iii)	Revised Code of Ethics of J.P. Morgan, effective September 18, 2007.[48]

(p)(8)(iv)	Revised Code of Ethics of J.P. Morgan, effective June 10, 2008.[51]

(p)(8)(v)	Revised Code of Ethics of J.P. Morgan, revised July 7, 2010.[63]

(p)(9)	Code of Ethics of Lazard, as revised September 27, 1999.[15]

(p)(9)(i)	Code of Ethics of Lazard, revised as of April 26, 2000.[17]

(p)(9)(ii)	Code of Ethics of Lazard, as revised.[20]

(p)(9)(iii)	Revised Code of Ethics of Lazard, effective September 18, 2001.[21]

C-40

(p)(9)(iv)	Revised Code of Ethics of Lazard, revised February 2003.[26]

(p)(9)(v)	Revised Code of Ethics of Lazard, effective April 1, 2005.[38]

(p)(9)(vi)	Revised Code of Ethics of Lazard, effective February 2006.[44]

(p)(10)	Code of Ethics of MFS, dated March 1, 2000.[15]

(p)(10)(i)	Revised Code of Ethics of MFS, effective September 1, 2000.[17]

(p)(10)(ii)	Revised Code of Ethics of MFS, effective as of January 1, 2005.[38]

(p)(10)(iii)	Revised Code of Ethics of MFSIM, effective as of January 1, 2007.[48]

(p)(10)(iv)	Revised Code of Ethics of MFSIM, effective as of February 25, 2008.[51]

(p)(10)(v)	Revised Code of Ethics of MFSIM, effective as of January 1, 2009.[57]

(p)(10)(vi)	Revised Code of Ethics of MFSIM, effective February 22, 2010.[63]

(p)(11)	Code of Ethics of Merrill Lynch Asset Management Group.[15]

(p)(11)(i)	Revised Code of Ethics of Merrill Lynch Asset Management Group.[27]

(p)(12)	Code of Ethics of Morgan Stanley.[15]

(p)(12)(i)	Revised Code of Ethics of Morgan Stanley, effective January 29, 2001.[18]

(p)(12)(ii)	Revised Code of Ethics of MSIM, effective August 16, 2002.[23]

(p)(12)(iii)	Revised Code of Ethics of MSIM, effective June 15, 2004.[31]

(p)(12)(iv)	Revised Code of Ethics of MSIM, effective December 31, 2004.[33]

(p)(12)(v)	Revised Code of Ethics of MSIM, effective December 31, 2004 and restated April 2006.[44]

(p)(12)(vi)	Revised Code of Ethics of MSIM, effective May 12, 2008.[51]

(p)(12)(vii)	Revised Code of Ethics of MSIM, effective September 17, 2010.[63]

(p)(13)	Code of Ethics of Putnam.[15]

(p)(13)(i)	Revised Code of Ethics of Putnam, revised April 2000.[17]

(p)(13)(ii)	Revised Code of Ethics of Putnam, effective May 2002.[23]

(p)(13)(iii)	Revised Code of Ethics of Putnam, effective September 30, 2003.[26]

(p)(13)(iv)	Revised Code of Ethics of Putnam, effective August, 2004.[31]

(p)(14)(i)	Code of Ethics of Rowe Price Fleming International, dated March 1999.[15]

C-41

(p)(14)(ii)	Code of Ethics of T. Rowe Price Associates, Inc. (“T. Rowe Price”), effective March 1, 2000.[15]

(p)(14)(iii)	Revised Code of Ethics of Rowe Price-Fleming International, Inc. effective March 1, 2000.[17]

(p)(14)(iv)	Code of Ethics of T. Rowe Price International, Inc., effective August 8, 2000.[17]

(p)(14)(v)	Code of Ethics of T. Rowe Price.[48]

(p)(14)(vi)	Revised Code of Ethics of T. Rowe Price, effective March 1, 2008.[51]

(p)(14)(v)	Revised Code of Ethics of T. Rowe Price, effective March 13, 2009.[57]

(p)(14)(vi)	Revised Code of Ethics of T. Rowe Price, effective June 15, 2010.[63]

(p)(15)	Code of Ethics of Warburg Pincus Asset Management/Credit Suisse Asset Management, dated March 1, 2000.[15]

(p)(16)(i)	Code of Ethics of Prudential Investments.[15]

(p)(16)(ii)	Code of Ethics of Jennison, as amended December 6, 1999.[15]

(p)(16)(iii)	Revised Code of Ethics of Prudential Investments, dated February 29, 2000.[17]

(p)(16)(iv)	Revised Code of Ethics of Prudential Investments, effective August 9, 2001.[21]

(p)(16)(v)	Revised Code of Ethics of Jennison, effective April 25, 2002.[23]

(p)(17)	Code of Ethics of Fidelity dated January 1, 2000.[17]

(p)(17)(i)	Revised Code of Ethics of Fidelity, dated January 1, 2001.[18]

(p)(17)(ii)	Revised Code of Ethics of Fidelity, dated March 14, 2002.[23]

(p)(17)(iii)	Revised Code of Ethics of Fidelity, dated January 1, 2003.[26]

(p)(17)(iv)	Revised Code of Ethics of Fidelity, dated February 5, 2004.[31]

(p)(17)(v)	Revised Code of Ethics of Fidelity, dated January 1, 2005.[33]

(p)(17)(vi)	Revised Code of Ethics of Fidelity, dated March 31, 2006.[44]

(p)(17)(vii)	Revised Code of Ethics of Fidelity, dated February 15, 2007.[49]

(p)(18)	Code of Ethics of American Express dated March 2000.[17]

(p)(19)	Code of Ethics of Janus Capital Corporation as revised March 1, 2000.[17]

(p)(19)(i)	Code of Ethics of Janus Capital Corporation as revised June 1, 2001.[20]

(p)(19)(ii)	Revised Code of Ethics of Janus, revised April 1, 2002.[23]

C-42

(p)(19)(iii)	Revised Code of Ethics of Janus, dated June 9, 2003.[26]

(p)(19)(iv)	Revised Code of Ethics of Janus, dated April 20, 2004.[31]

(p)(19)(v)	Revised Code of Ethics of Janus, dated September 14, 2004.[33]

(p)(19)(vi)	Revised Code of Ethics of Janus effective September 9, 2005.[38]

(p)(19)(vii)	Revised Code of Ethics of Janus effective December 6, 2005.[39]

(p)(19)(viii)	Revised Code of Ethics of Janus, effective August 30, 2006[44]

(p)(19)(ix)	Revised Code of Ethics of Janus, effective November 21, 2006.[45]

(p)(20)	Code of Ethics of Provident.[17]

(p)(20)(i)	Revised Code of Ethics of Provident, effective February 15, 2002.[23]

(p)(20)(ii)	Revised Code of Ethics of Provident, effective April 1, 2003.[26]

(p)(21)	Code of Ethics of Marsico.[17]

(p)(21)(i)	Revised Code of Ethics of Marsico, effective November 15, 2001.[21]

(p)(21)(ii)	Revised Code of Ethics of Marsico, effective March 31, 2003.[26]

(p)(21)(iii)	Revised Code of Ethics of Marsico, effective November 20, 2003.[27]

(p)(21)(iv)	Revised Code of Ethics of Marsico, effective October 1, 2004.[33]

(p)(21)(v)	Revised Code of Ethics of Marsico effective February 1, 2005.[38]

(p)(21)(vi)	Revised Code of Ethics of Marsico effective September 1, 2008.[51]

(p)(22)	Code of Ethics of PIMCO effective December 31, 2001.[23]

(p)(22)(i)	Revised Code of Ethics of PIMCO, effective January 6, 2005.[38]

(p)(22)(ii)	Revised Code of Ethics of PIMCO, effective February 15, 2006.[44]

(p)(22)(iii)	Revised Code of Ethics of PIMCO, effective May 2009.[57]

(p)(23)	Code of Ethics of RCM effective May 2001.[26]

(p)(23)(i)	Revised Code of Ethics of RCM effective January 1, 2004.[27]

(p)(23)(ii)	Revised Code of Ethics of RCM effective January 31, 2005.[38]

(p)(24)	Code of Ethics of Firsthand dated May 12, 2001.[26]

(p)(25)	Code of Ethics of Wellington Management revised March 1, 2000.[25]

C-43

(p)(25)(i)	Revised Code of Ethics of Wellington Management, revised July 1, 2004.[33]

(p)(25)(ii)	Revised Code of Ethics of Wellington Management, effective January 1, 2005.[44]

(p)(25)(iii)	Revised Code of Ethics of Wellington, effective January 1, 2007.[48]

(p)(25)(iv)	Revised Code of Ethics of Wellington, effective October 1, 2008.[51]

(p)(25)(v)	Revised Code of Ethics of Wellington, effective April 1, 2010.[63]

(p)(26)	Code of Ethics of Boston Advisors.[25]

(p)(26)(i)	Revised Code of Ethics of Boston Advisors, effective December 21, 2004.[33]

(p)(26)(ii)	Revised Code of Ethics of Boston Advisors, effective August 1, 2005.[38]

(p)(26)(iii)	Revised Code of Ethics of Boston Advisors, effective August 2006.[44]

(p)(26)(iv)	Revised Code of Ethics of Boston Advisors, effective May 15, 2007.[48]

(p)(27)	Code of Ethics of Caywood-Scholl.[25]

(p)(27)(i)	Revised Code of Ethics of Caywood-Scholl, effective January 2006[44]

(p)(27)(ii)	Revised Code of Ethics of Caywood-Scholl, effective January 2008.[51]

(p)(27)(iii)	Revised Code of Ethics of Caywood-Scholl, effective July 2009.[57]

(p)(28)	Code of Ethics of Alger Management.[25]

(p)(29)	Code of Ethics of GAMCO.[25]

(p)(29)(i)	Revised Code of Ethics of GAMCO, effective October 1, 2004.[33]

(p)(29)(ii)	Revised Code of Ethics of GAMCO, effective February 16, 2006.[44]

(p)(29)(iii)	Revised Code of Ethics of GAMCO, effective January 29, 2007.[48]

(p)(29)(iv)	Revised Code of Ethics of GAMCO, effective March 5, 2008.[51]

(p)(30)	Code of Ethics of Montag & Caldwell.[25]

(p)(30)(i)	Revised Code of Ethics of Montag, effective December 29, 2004.[33]

(p)(30)(ii)	Revised Code of Ethics of Montag, effective February 6, 2006.[44]

(p)(30)(iii)	Revised Code of Ethics of Montag, effective January 12, 2007.[48]

(p)(30)(iv)	Revised Code of Ethics of Montag, effective September 29, 2008.[51]

(p)(30)(v)	Revised Code of Ethics of Montag, effective December 7, 2009.[59]

C-44

(p)(30)(vi)	Revised Code of Ethics of Montag, effective February 12, 2010.[63]

(p)(30)(vii)	Revised Code of Ethics of Montag, effective November 19, 2010. (filed herewith)

(p)(31)	Code of Ethics of MONY Capital.[25]

(p)(32)	Code of Ethics of Rockefeller.[25]

(p)(33)	Code of Ethics of SSgA FM.[25]

(p)(33)(i)	Revised Code of Ethics of SSgA FM, effective May 2007.[51]

(p)(33)(ii)	Revised Code of Ethics of SSgA FM, effective November 1, 2009.[59]

(p)(33)(iii)	Revised Code of Ethics of SSgA FM, effective November 1, 2010. (filed herewith)

(p)(34)	Code of Ethics of TCW.[25]

(p)(34)(i)	Revised Code of Ethics of TCW effective February 1, 2005.[38]

(p)(34)(ii)	Revised Code of Ethics of TCW, effective November 11, 2006.[44]

(p)(35)	Code of Ethics of UBS.[25]

(p)(35)(i)	Revised Code of Ethics of UBS, effective September 2009.[57]

(p)(35)(ii)	Revised Code of Ethics of UBS, effective July 6, 2010. [63]

(p)(36)	Code of Ethics of William Witter.[29]

(p)(37)	Code of Ethics of Wells Capital.[31]

(p)(37)(i)	Revised Code of Ethics of Wells Capital.[33]

(p)(37)(ii)	Revised Code of Ethics of Wells Capital effective as of September 2005.[38]

(p)(37)(iii)	Revised Code of Ethics of Wells Capital effective September 15, 2005.[39]

(p)(37)(iv)	Revised Code of Ethics of Wells Capital effective February 2006.[44]

(p)(37)(v)	Revised Code of Ethics of Wells Capital effective October 2006.[45]

(p)(37)(vi)	Revised Code of Ethics of Wells Capital effective March 2008.[57]

(p)(37)(vii)	Revised Code of Ethics of Wells Capital effective April 1, 2010.[63]

(p)(37)(viii)	Revised Code of Ethics of Wells Capital effective October 1, 2010. (filed herewith)

(p)(38)	Code of Ethics of Bear Stearns.[32]

(p)(38)(i)	Revised Code of Ethics of Bear Stearns effective as of February 2005.[38]

C-45

(p)(39)	Code of Ethics of Lord Abbett.[33]

(p)(39)(i)	Revised Code of Ethics of Lord Abbett effective as of November 15, 2005.[39]

(p)(39)(ii)	Revised Code of Ethics of Lord Abbett effective as of October 2006.[45]

(p)(39)(iii)	Revised Code of Ethics of Lord Abbett, effective as of October 25, 2007.[49]

(p)(39)(iv)	Revised Code of Ethics of Lord Abbett, effective as of October 2008.[55]

(p)(40)	Code of Ethics of Dreyfus.[36]

(p)(40)(i)	Revised Code of Ethics of Dreyfus and Mellon Equity, effective November 2006.[44]

(p)(40)(ii)	Revised Code of Ethics of Dreyfus and Mellon Capital, effective November 2007.[49]

(p)(41)	Code of Ethics of Bridgeway.[36]

(p)(41)(i)	Revised Code of Ethics of Bridgeway, effective February 8, 2006.[44]

(p)(41)(ii)	Revised Code of Ethics of Bridgeway, effective July 5, 2007.[48]

(p)(41)(iii)	Revised Code of Ethics of Bridgeway, effective November 16, 2007.[49]

(p)(41)(iv)	Revised Code of Ethics of Bridgeway, effective May 16, 2008.[51]

(p)(41)(v)	Revised Code of Ethics of Bridgeway, as amended June 16, 2009.[57]

(p)(41)(vi)	Revised Code of Ethics of Bridgeway, as amended September 2, 2009.[63]

(p)(41)(vii)	Revised Code of Ethics of Bridgeway, as amended October 25, 2010. (filed herewith)

(p)(42)	Code of Ethics of Ariel.[35]

(p)(42)(i)	Revised Code of Ethics of Ariel, effective October 11, 2005.[39]

(p)(42)(ii)	Revised Code of Ethics of Ariel, effective January 2009.[55]

(p)(43)	Code of Ethics of Legg Mason.[35]

(p)(43)(i)	Revised Code of Ethics of Legg Mason, effective February 28, 2006.[44]

(p)(43)(ii)	Revised Code of Ethics of Legg Mason, effective February 8, 2007.[48]

(p)(44)	Code of Ethics of AXA Rosenberg.[40]

(p)(44)(i)	Revised Code of Ethics of AXA Rosenberg, effective December 15, 2007.[49]

(p)(44)(ii)	Revised Code of Ethics of AXA Rosenberg effective May 15, 2008.[51]

(p)(45)	Code of Ethics of Davis.[40]

C-46

(p)(45)(i)	Revised Code of Ethics of Davis, effective August 2009.[57]

(p)(46)	Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton.[40]

(p)(46)(i)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton effective May 2007.[48]

(p)(46)(ii)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton, effective May 1, 2008.[51]

(p)(46)(iii)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton, effective June 2009.[57]

(p)(46)(iv)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers, Templeton and Templeton Investment revised May 2010 effective July 1, 2010.[63]

(p)(47)	Code of Ethics of Oppenheimer.[40]

(p)(47)(i)	Revised Code of Ethics of Oppenheimer, effective August 30, 2007.[48]

(p)(47)(ii)	Revised Code of Ethics of Oppenheimer, effective November 2007.[49]

(p)(48)	Code of Ethics of Standish.[40]

(p)(49)	Code of Ethics of BlackRock Financial, BlackRock Investment and BlackRock International effective September 30, 2006.[44]

(p)(49)(i)	Revised Code of Ethics of BlackRock Financial, BlackRock Investment and BlackRock International effective April 2007.[48]

(p)(50)	Code of Ethics of Eagle.[44]

(p)(51)	Code of Ethics of ICAP, effective November 1, 2006.[44]

(p)(51)(i)	Revised Code of Ethics of ICAP, effective January 2009.[57]

(p)(51)(ii)	Revised Code of Ethics of ICAP, effective June 1, 2010.[63]

(p)(51)(iii)	Revised Code of Ethics of ICAP, effective October 1, 2010. (filed herewith)

(p)(52)	Code of Ethics of Wentworth Hauser, effective January 1, 2005.[44]

(p)(52)(i)	Revised Code of Ethics of Wentworth Hauser, effective March 12, 2007.[48]

(p)(52)(ii)	Revised Code of Ethics of Wentworth Hauser, effective June 16, 2008.[51]

(p)(52)(iii)	Revised Code of Ethics of Wentworth Hauser, effective December 31, 2008.[55]

(p)(52)(iv)	Revised Code of Ethics of Wentworth Hauser, effective December 31, 2009.[59]

(p)(52)(v)	Revised Code of Ethics of Wentworth Hauser, effective August 3, 2010.[63]

C-47

(p)(53)	Code of Ethics of Hirayama Investments, dated June 16, 2008.[51]

(p)(53)(i)	Revised Code of Ethics of Hirayama Investments, dated December 31, 2009.[59]

(p)(54)	Code of Ethics of Invesco, effective January 1, 2009.[63]

(p)(55)	Code of Ethics of Northern Cross dated March 25, 2009. (filed herewith)

Other Exhibits:

Powers of Attorney.[3]

Power of Attorney for Steven M. Joenk.[12]

Power of Attorney for Theodossios (Ted) Athanassiades.[15]

Power of Attorney for David W. Fox and Gary S. Schpero.[16]

Revised Powers of Attorney.[20]

Amended Powers of Attorney, dated December 6, 2002.[23]

Amended Power of Attorney for Steven M. Joenk.[33]

Power of Attorney for James (Jamie) Shepherdson[38]

Revised Powers of Attorney.[46]

1.	Incorporated by reference to and/or previously filed Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on October 15, 1997 (File No. 333-17217).

6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on October 31, 1997 (File No. 333-17217).

7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).

8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on March 5, 1998 (File No. 333-17217).

9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on October 15, 1998 (File No. 333-17217).

10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 16, 1999 (File No. 333-17217).

C-48

11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed on April 30, 1999 (File No. 333-17217).

12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on August 30, 1999 (File No. 333-17217).

13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2000 (File No. 333-17217).

14.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).

15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on April 21, 2000 (File No. 333-17217).

16.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on May 30, 2000 (File No. 333-17217).

17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).

18.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on March 22, 2001 (File No. 333-17217).

19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2001 (File No. 333-17217).

20.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).

21.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on February 4, 2002 (File No. 333-17217).

22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).

24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on March 31, 2003 (File No. 333-17217).

25.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).

26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).

27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2004 (File No. 333-17217).

28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2004 (File No. 333-17217).

29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on July 12, 2004 (File No. 333-17217).

30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on July 13, 2004 (File No. 333-17217).

31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).

32.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).

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33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).

34.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2005 (File No. 333-17217).

35.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed on July 1, 2005 (File No. 333-17217).

36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2005 (File No. 333-17217).

37.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005. (File No. 333-17217).

38.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2006. (File No. 333-17217)

39.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006. (File No. 333-17217)

40.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2006. (File No. 333-17217)

41.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006. (File No. 333-17217)

42.	Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A filed on November 9, 2006. (File No. 333-17217)

43.	Incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on November 13, 2006. (File No. 333-17217)

44.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007. (File No. 333-17217)

45.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007. (File No. 333-17217)

46.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007. (File No. 333-17217)

47.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007. (File No. 333-17217)

48.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008. (File No. 333-17217)

49.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2008. (File No. 333-17217)

50.	Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2008. (File No. 333-17217)

51.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009. (File No. 333-17217)

52.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on March 13, 2009. (File No. 333-17217)

53.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009. (File No. 333-17217)

54.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009. (File No. 333-17217)

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55.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009. (File No. 333-17217)

56.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on May 27, 2009. (File No. 333-17217)

57.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010. (File No. 333-17217)

58.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on April 16, 2010. (File No. 333-17217)

59.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010. (File No. 333-17217)

60.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2010. (File No. 333-17217)

61.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010. (File No. 333-17217)

62.	Incorporated by reference to and/or previousl filed with Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on December 17, 2010. (File No. 333-17217)

63.	Incorporated by reference to and/or previousl filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011. (File No. 333-17217)

Item 29.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of more than 99% of the Trust’s shares as of March 31, 2011. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may in the future offer its shares to insurance companies unaffiliated with AXA Equitable.

On July 22, 1992, AXA Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time AXA Equitable became a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial continues to own 100% of AXA Equitable’s common stock. On September 7, 2004 the name “The Equitable Life Assurance Society of the United States” was changed to “AXA Equitable Life Insurance Company”.

AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 30.	Indemnification

Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the

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Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Registrant’s Investment Management Agreements state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of

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Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of the Registrant’s Investment Advisory Agreements generally state:

5.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of each of the Registrant’s Distribution Agreements states:

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The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA and/or IB] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) [AXA Equitable Life Insurance Company (for the purposes of this section, “Equitable”)] shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i)	any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii)	the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on

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behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)	the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv)	the breach of any representation or warranty of the Trust hereunder;

(v)	the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)	any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii)	the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)	any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)	except as provided for in Schedule B.III, the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x)	all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s

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performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Amended and Restated Participation Agreement states:

8.1(a). [AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”] agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

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8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses,

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claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, [AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”)] and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class IA shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to Equitable or the Plan for use in connection with the sale or distribution of Class IA shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of Equitable or the Plan or any of such, with respect to the sale or distribution of Class IA shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading , but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

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(iv) arise out of or result from any material breach of any representation and/or warranty made by Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class IA shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class IA shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification By the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

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(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Manager and Advisers

AXA Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The descriptions of AXA Equitable and each of the advisers, as applicable, under the caption “Management of the Trust - The Manager” or “About the Investment Portfolios” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of AXA Equitable is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) and is incorporated herein by reference.

AXA Equitable, with the approval of the Registrant’s board of trustees, selects advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolios.

The information as to the directors and officers of MFSIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of First International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42427) and is incorporated herein by reference.

The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

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The information as to the directors and officers of Capital Guardian is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of Calvert is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17044) and is incorporated herein by reference.

The information as to the directors and officers of Marsico is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) and is incorporated herein by reference.

The information as to the directors and officers of Boston Advisors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-66535) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

The information as to the directors and officers of Montag is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15398) and is incorporated herein by reference.

The information as to the directors and officers of UBS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.

The information as to directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to directors and officers of Bridgeway is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-44394) and is incorporated herein by reference.

The information as to directors and officers of Dreyfus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to directors and officers of Davis is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31648) and is incorporated herein by reference.

The information as to directors and officers of Franklin is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51967) and is incorporated herein by reference.

The information as to directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.

The information as to directors and officers of Oppenheimer is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8253) and is incorporated herein by reference.

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The information as to directors and officers of Templeton Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15125) and is incorporated herein by reference.

The information as to directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

The information as to directors and officers of ICAP is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) and is incorporated herein by reference.

The information as to directors and officers of Wentworth Hauser is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46131) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.

The information as to directors and officers of BlackRock International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51087) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57038) and is incorporated herein by reference.

The information as to directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.

The information as to directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

The information as to directors and officers of Hirayama Investments is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69407) and is incorporated herein by reference.

The information as to directors and officers of Wells Capital Management, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-104973) and is incorporated herein by reference.

The information as to directors and officers of Invesco Advisers, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.

The information as to directors and officers of Northern Cross, LLC. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62668) and is incorporated herein by reference.

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Item 32.	Principal Underwriters.

(a) AXA Advisors and AXA Distributors are the principal underwriters of the Trust’s Class IA shares and Class IB shares. AXA Advisors also serves as a principal underwriter for the following entities: AXA Premier VIP Trust; Separate Account Nos. 45, 66 and 301 of AXA Equitable; and Separate Accounts A, I and FP of AXA Equitable. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters of the Trust’s Class IA and Class IB shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Advisors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Manish Agarwal	Director
Harvey E. Blitz	Director
Richard Dziadzio	Director
Andrew McMahon	Director
Christine Nigro	Director
James A. Shepherdson	Director
Robert (Bucky) Wright	Director
OFFICERS
Andrew McMahon	Chairman of the Board and Chief Financial & Wealth Management Officer
Robert (Bucky) Wright	Vice Chairman of the Board & Chief Sales Officer
Christine Nigro	President
Frank Massa	Chief Operating Officer
Philip Pescatore	Chief Risk Officer
Patricia Roy	Chief Compliance Officer
James A. Shepherdson	Chief Retirement Savings Officer
Kevin R. Bryne	Executive Vice President and Treasurer
Harvey E. Blitz	Senior Vice President
William Degnan	Senior Vice President
Jeffrey Green	Senior Vice President
Vincent Parascandola	Senior Vice President
Robert P. Walsh	Vice President and Chief Anti-Money Laundering Officer
Frank Acierno	Vice President
Michael Brzozowski	Vice President
Gerald J. Carrol	Vice President
Claire A. Comerford	Vice President
Eileen T. Forrest	Vice President
Maurya Keating	Vice President and Associate General Counsel
Christopher LaRussa	Vice President

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AXA Advisors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
Carolann Matthews	Vice President
Marshall F. Ollia	Vice President and Controller
Deborah O’Neil	Vice President
David G. Rogers	Vice President
Edna Russo	Vice President
Ruth Shorter	Vice President
Kenneth Webb	Vice President
Danielle D. Wise	Vice President
Michael S. Gogliormella	Assistant Vice President
Irina Gyrla	Assistant Vice President
Elliot A. Lunning	Assistant Vice President
Stephen Malvey	Assistant Vice President
Jamie Milici	Assistant Vice President
Denise Tedeschi	Assistant Vice President and Assistant Secretary
Francesca Divone	Secretary
Susan Vesey	Assistant Secretary

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Nicholas B. Lane	Director
Michael P. McCarthy	Director
Andrew J. McMahon	Director
OFFICERS
Nicholas B. Lane	Chairman of the Board, President, Chief Executive Officer & Chief Retirement Savings Officer
Andrew J. McMahon	Chief Financial Protection & Wealth Management Officer
Michael Gregg	Executive Vice President
David W. O’Leary	Executive Vice President
Joanne Petrini-Smith	Executive Vice President
John F. Carlson	Senior Vice President
Harvey T. Fladeland	Senior Vice President
Nelida Garcia	Senior Vice President
Peter D. Golden	Senior Vice President
Kevin M. Kennedy	Senior Vice President
Windy Lawrence	Senior Vice President
Harry Scott Long	Senior Vice President
Michael P. McCarthy	Senior Vice President & National Sales Manager
Kevin Molloy	Senior Vice President
Timothy P. O’Hara	Senior Vice President

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AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
Anthea Parkinson	Senior Vice President and National Accounts Director, Financial Institutions
Mark D. Scalercio	Senior Vice President
Michael Schumacher	Senior Vice President
Mark Teitelbaum	Senior Vice President
Mary Toumpas	Senior Vice President
Norman J. Abrams	Vice President and General Counsel
Gerald J. Carroll	Vice President
James S. Crimmins	Vice President
Karen Farley	Vice President
Michael J. Gass	Vice President
Nicholas J. Gismondi	Vice President and CFO
Nicholas D. Huth	Vice President and Associate General Counsel
Laird Johnson	Vice President
Kelly LaVigne	Vice President
Deborah S. Lewis	Vice President
Page W. Long	Vice President
Patrick Look	Vice President
Anju Nanda	Vice President
Scott T. Neeb	Vice President
James S. O’Connor	Vice President
Ronald R. Quist	Vice President and Treasurer
Matthew A. Schirripa	Vice President
Jeffrey D. Spritzer	Vice President
Robert P. Walsh	Vice President & Chief AML Officer
Jonathan Zales	Vice President
Daniel Farrelly	Assistant Vice President
Sandra Ferrantello	Assistant Vice President
Caitlin Fleming	Assistant Vice President
Elizabeth M. Hafez	Assistant Vice President
Gregory Lashinsky	Assistant Vice President – Financial Operations Principal
Enrico Mossa	Assistant Vice President
Jennifer H. Nahas	Assistant Vice President
Richard Olewnik	Assistant Vice President
James Pazareskis	Assistant Vice President
Nicholas Rago	Assistant Vice President
Denise Tedeschi	Assistant Vice President and Assistant Secretary
Francesca Divone	Secretary
Susan Vesey	Assistant Secretary

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(c) Inapplicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 New York Plaza, Floor 15

New York, New York 10004-2413

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

JPMorgan Investors Services Co.	AXA Equitable Life Insurance Company
70 Fargo Street	1290 Avenue of the Americas
Boston, MA 02210	New York, New York 10104

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Advisers:

AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

MFS Investment Management 500 Boylston Street Boston, MA 02116	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020

Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

Calvert Asset Management Company, Inc. 4550 Montgomery Avenue Suite 1000N Bethesda, MD 20814	Bridgeway Capital Management, Inc. 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448

Boston Advisors, LLC One Federal Street 26th Floor Boston, MA 02110	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202

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The Dreyfus Corporation 200 Park Avenue New York, NY 10166	GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580

Montag & Caldwell, Inc. 3455 Peachtree Road, N.W. Suite 1200 Atlanta, GA 30326-3249	Wellington Management Company LLP 75 State Street Boston, MA 02109

First International Advisors 3 Bishopsgate London EC2N 3AB England	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302

Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906

BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	Davis Selected Advisers, L.P. 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

BlackRock Capital Management, Inc. 100 Bellevue Parkway Wilmington, DE 19809	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Templeton Investment Counsel 5500 E. Broward Boulevard Fort Lauderdale, FL 33394

Institutional Capital, LLC 225 W. Wacker Drive Suite 2400 Chicago, IL 60606	Wentworth, Hauser and Violich, Inc. 353 Sacramento Street Suite 600 San Francisco, CA 94111

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	Hirayama Investments 301 Battery Street Suite 400 San Francisco, CA 94111

Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660	SSgA Funds Management One Lincoln Street Boston, MA 02111

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Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105	Northern Cross, 125 Summer Street, Suite 1400 Boston, MA 02110

Item 34.	Management Services

None.

Item 35.	Undertakings

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 28th day of April 2011.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, Chairman, President and Chief
Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, Chairman, President and Chief	April 28, 2011
Steven M. Joenk	Executive Officer

/s/ Jettie M. Edwards*	Trustee	April 28, 2011
Jettie M. Edwards

/s/ William M. Kearns, Jr.*	Trustee	April 28, 2011
William M. Kearns, Jr.

/s/ Christopher P.A. Komisarjevsky*	Trustee	April 28, 2011
Christopher P.A. Komisarjevsky

/s/ Theodossios Athanassiades*	Trustee	April 28, 2011
Theodossios Athanassiades

/s/ David W. Fox*	Trustee	April 28, 2011
David W. Fox

/s/ Gary S. Schpero*	Trustee	April 28, 2011
Gary S. Schpero

/s/ Harvey Rosenthal*	Trustee	April 28, 2011
Harvey Rosenthal

/s/ Brian Walsh*	Treasurer and Chief Financial Officer	April 28, 2011
Brian Walsh

*By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

(d)(54)(xi)	Amendment No. 3 dated February 1, 2011, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of May 27, 2009.

(d)(63)	Investment Advisory Agreement between AXA Equitable and Northern Cross dated February 1, 2011.

(d)(64)	Investment Advisory Agreement between AXA Equitable and Templeton Investment dated March 1, 2011.

(g)(3)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement dated February 1, 2002.

(i)(27)	Opinion and consent of K&L Gates LLP

(j)	Consent of PricewaterhouseCoopers LLP

(p)(30)(vii)	Revised Code of Ethics of Montag, effective November 19, 2010.

(p)(33)(iii)	Revised Code of Ethics of SSgA FM, effective November 1, 2010.

(p)(37)(viii)	Revised Code of Ethics of Wells Capital effective October 1, 2010.

(p)(41)(vii)	Revised Code of Ethics of Bridgeway, as amended October 25, 2010.

(p)(51)(iii)	Revised Code of Ethics of ICAP, effective October 1, 2010.

(p)(55)	Code of Ethics of Northern Cross dated March 25, 2009.